PACIFIC CHOICE® 2  STATUTORY PROSPECTUS JUNE 17, 2022

Pacific Choice 2 variable annuity describes individual flexible premium deferred variable annuity contracts issued by Pacific Life Insurance Company (“Pacific Life”) through Separate Account A of Pacific Life. The contracts offer various optional living and death benefit riders for an additional cost. The living benefit riders may have requirements such as the age that the Owner must be before the benefits become payable and other terms. Work with your financial professional to determine which benefits are best suited to your financial needs. See the BENEFITS AVAILABLE UNDER THE CONTRACT section for more information.

In this Statutory Prospectus (“Prospectus”), you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Choice 2 contract, unless we state otherwise.

You should be aware that the Securities and Exchange Commission (“SEC”) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value plus a refund of any amount used to pay premium taxes and/or any other taxes. You should review this prospectus and consult with your financial professional for additional information about the specific cancellation terms that apply.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Contract. This Contract is subject to availability, is offered at our discretion, and may be discontinued for purchase at any time. The Contract is described in detail in this Prospectus and its SAI. A Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or a Fund any differently than they have been described in these documents.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal.

Where To Go For More Information Back Cover

SPECIAL TERMS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You will find an explanation of what they mean below.

If you have any questions, please ask your financial professional or call us at (800) 722-4448. Financial professionals may call us at (800) 722-2333.

Account Value – The amount of your Contract Value allocated to a specified Variable Investment Option or any fixed option.

Annual Fee – A $50.00 fee charged each year on your Contract Anniversary and at the time of a full withdrawal (on a pro rated basis for that Contract year), if your Net Contract Value is less than $50,000 on that date.

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life may also be used to determine death benefits, in the case of a Non-Natural Owner, and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants. You may choose a Contingent Annuitant only if you have a sole Annuitant (cannot have Joint Annuitants and a Contingent Annuitant at the same time). If you name Joint Annuitants or a Contingent Annuitant, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated.

Annuity Date – The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin. The maximum annuity date is dated in your Contract and is the latest date we will begin paying you an annuity income.

Annuity Option – Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary – A person who may have a right to receive any death benefit proceeds before the Annuity Date or any remaining annuity payments after the Annuity Date, if any Owner (or Annuitant in the case of a Non-Natural Owner) dies.

Business Day – Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading, an applicable underlying Fund is open for trading, and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day, and the Friday before New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. An underlying Fund may be closed when other federal holidays are observed such as Columbus Day and Veterans Day. See the underlying Fund prospectus. In this Prospectus, “day” or “date” means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Any systematic pre-authorized transaction scheduled to occur on December 30 or December 31 where that day is not a Business Day will be deemed an order for the last Business Day of the calendar year and will be calculated using the applicable Subaccount Unit Value at the close of that Business Day. Special circumstances such as leap years and months with fewer than 31 days are discussed in the Corresponding Dates section of the SAI.

Code – The Internal Revenue Code of 1986, as amended.

Contingent Annuitant – A person, if named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant should die before your Annuity Date.

Contingent Beneficiary – A person, if any, you select to become the Beneficiary if the Beneficiary predeceases the Owner (or Annuitant in the case of a Non-Natural Owner).

Contract Anniversary – The same date, in each subsequent year, as your Contract Date.

Contract Date – The date we issue your Contract. Contract Years, Contract Anniversaries, Contract Semi-Annual Periods, Contract Quarters and Contract Months are measured from this date.

Contract Debt – As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights. Except in the case of a Non-Natural Owner, the Owner’s life is used to determine death benefits.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value, any fixed option value, the value of any other Investment Option added to the Contract by Rider or Endorsement, and any Loan Account Value.

Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.

DCA Plus Fixed Option – If you allocate all or part of your Purchase Payments to the DCA Plus Fixed Option, such amounts are held in our General Account and receive interest at rates declared periodically (the “Guaranteed Interest Rate”), but not less than the minimum guaranteed interest rate specified in your Contract. Currently, this fixed option may be used for dollar cost averaging of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available.

DCA Plus Fixed Option Value – The aggregate amount of your Contract Value allocated to the DCA Plus Fixed Option.

Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Purchase Payments, which are reduced by withdrawals of prior Investments.

Fund – One of the underlying funds offered by a registered open-end management investment company as Variable Investment Options under the Contract.

General Account – Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

Guarantee Term – The period during which an amount you allocate to any available fixed option earns interest at a Guaranteed Interest Rate.

Guaranteed Interest Rate – The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to a fixed option. All Guaranteed Interest Rates are expressed as annual rates and interest is accrued daily. The rate will not be less than the minimum guaranteed interest rate specified in your Contract.

In Proper Form – This is the standard we apply when we determine whether an instruction is satisfactory to us. An instruction (in writing or by other means that we accept (e.g. via telephone or electronic submission)) is considered to be in proper form if it is received at our Service Center in a manner that is satisfactory to us, such that is sufficiently complete and clear so that we do not have to exercise any discretion to follow the instruction, including any information and supporting legal documentation necessary to effect the transaction. Any forms that we provide will identify any necessary supporting documentation. We may, in our sole discretion, determine whether any particular transaction request is in proper form, and we reserve the right to change or waive any in proper form requirements at any time.

Investment (“Purchase Payment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option – A Variable Investment Option, any fixed option, or any other Investment Option added to the Contract by Rider or Endorsement.

Joint Annuitant – If your Contract is a Non-Qualified Contract, you may name two Annuitants, called “Joint Annuitants,” in your application for your Contract. Special restrictions may apply for Qualified Contracts.

Loan Account – The account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value – The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

Net Contract Value – Your Contract Value less Contract Debt.

Non-Natural Owner – A corporation, trust or other entity that is not a (natural) person.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Policyholder – The Contract Owner.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment (“Investment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (IRA), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Code.

SEC – Securities and Exchange Commission.

Separate Account A (the “Separate Account”) – A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

Subaccount – An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Fund.

Subaccount Annuity Unit – Subaccount Annuity Units (or “Annuity Units”) are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit – Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value – The value of a Subaccount Unit (“Subaccount Unit Value”) or Subaccount Annuity Unit (“Subaccount Annuity Unit Value”). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Fund in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table’s implicit assumption of an annual investment return of 4%. The effect of this assumed investment return is explained in detail in the Variable Annuity Payment Amounts section of the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured as of the close of the New York Stock Exchange on that Business Day, which usually closes at 4:00 p.m., Eastern time, although it occasionally closes earlier.

Variable Account Value – The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option – A Fund available under this Contract that is part of the Separate Account.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you withdraw money from your Contract during the first 5 years following your last Purchase Payment, you may be assessed a withdrawal charge. The maximum withdrawal charge is 7% of the Purchase Payment, declining to 0% after 5 years.

For example, if you make an early withdrawal, you could pay a withdrawal charge up to $7,000 on a $100,000 withdrawal.

Fee Tables Charges, Fees and Deductions - Withdrawal Charge
Transaction Charges	There are no transaction charges under this Contract (for example, sales loads, charges for transferring Contract Value between Investment Options, or wire transfer fees).
Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Charges Fees and Deductions

Appendix: Funds Available Under the Contract

Charges, Fees and Deductions – Optional Living Benefit Rider Charges

Charges, Fees and Deductions – Mortality and Expense Risk Charge and Optional Death Benefit Rider Charge

	ANNUAL FEES	MINIMUM	MAXIMUM
	1. Base Contract	1.00%[1,2]	1.10%[1]
	2. Investment Options (Fund fees and expenses)	0.27%[3]	2.14%[3]
	3. Optional Benefits (for a single option, if elected)	0.10%[4]	3.50%[4]

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.

	Lowest Annual Cost: $1,262	Highest Annual Cost: $6,985

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Least expensive combination of base Contract and Fund fees and expenses

• No optional benefits

• No sales charges

• No additional purchase payments, transfers, or withdrawals

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Most expensive combination of base Contract, optional benefits, and Fund fees and expenses

• No sales charges

• No additional purchase payments, transfers, or withdrawals

1 As a percentage of the average daily Variable Account Value. This percentage includes the Mortality and Expense Risk Charge and the Administrative Fee.

2 The Mortality and Expense Risk Charge for contracts under $500,000 is 0.85%. The Mortality and Expense Risk Charge is reduced by 0.05% for the upcoming Contract quarter if the Contract Value is between $500,000 and $999,999. The Mortality and Expense Risk Charge is reduced by 0.10% for the upcoming Contract quarter if the Contract Value is equal to or greater than $1,000,000. The Contract Value is calculated on the later of the Issue Date or most recent Contract Quarterly Anniversary.

3 As a percentage of Fund assets.

4 As a percentage of the Protected Payment Base or Protected Base (depending on the living benefit selected) and average daily Variable Account Value or Contract Value (depending on the optional death benefit selected).

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment

This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

Withdrawal charges may apply for the first 5 years following your last purchase payment and will reduce the Contract Value if you withdraw money during that time.

The benefits of tax deferral, long-term income, and living benefits are generally more beneficial to investors with a long-term investment horizon.

Principal Risks of Investing in the Contract Charges, Fees and Deductions - Withdrawal Charge
Risks Associated with Investment Option

An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Contract (e.g. Funds and fixed options).

Each Investment Option (including any fixed option) will have its own unique risks.

You should review, working with your financial professional, the Investment Options before making an investment decision.

Principal Risks of Investing in the Contract Appendix: Funds Available Under the Contract
Insurance Company Risks

Investment in the Contract is subject to the risks related to us, and any obligations (including any fixed option), guarantees, or benefits are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about us, including our financial strength ratings, is available upon request by calling (800) 722-4448 or visiting our website at www.PacificLife.com.

Principal Risks of Investing in the Contract Pacific Life and the Separate Account

RESTRICTIONS	LOCATION IN PROSPECTUS
Investments

Transfers between Variable Investment Options are limited to 25 each calendar year. Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. Transfers may not be made from a Variable Investment Option to any fixed option. Additional Fund transfer restrictions apply, such as transfer restrictions imposed by the Funds.

Certain Funds may stop accepting additional investments into the Fund or a Fund may liquidate. In addition, if a Fund determines that excessive trading has occurred, they may limit your ability to continue to invest in their Fund for a certain period of time.

We reserve the right to remove, close to new investment, or substitute Funds as Investment Options.

Transfers and Market-Timing Restrictions Appendix: Funds Available Under the Contract

RESTRICTIONS	LOCATION IN PROSPECTUS
Optional Benefits

Certain optional living benefits limit or restrict the Investment Options that you may select under the Contract. We may change these limits or restrictions in the future.

Withdrawals that exceed withdrawal limits specified by an optional living benefit may affect the availability of the benefit, by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

We may stop offering an optional living benefit or optional death benefit at any time, including for current Contract Owners who have not yet purchased the rider.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments for a rider and, as a result, we will not accept Purchase Payments for your Contract. You will not be able to increase protected amounts or your Contract Value through additional Purchase Payments.

Death Benefits Optional Death Benefit Riders Optional Living Benefit Riders Appendix: Funds Available Under the Contract

TAXES	LOCATION IN PROSPECTUS
Tax Implications

Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

It is important to know that IRAs and qualified plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or qualified plan. An annuity contract should only be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral.

Withdrawals will be subject to ordinary income tax and may be subject to a tax penalty if you take a withdrawal before age 59½.

Federal Tax Issues

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

Some financial professionals may receive compensation for selling this Contract to you in the form of commissions, additional payments, non-cash compensation, and/or reimbursement of expenses. These financial professionals may have a financial incentive to offer or recommend this Contract over another investment that may pay less compensation.

Distribution Arrangements
Exchanges

Some financial professionals may have a financial incentive to offer you a new contract in place of the one you already own.

You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing contract.

Replacement of Life Insurance or Annuities

OVERVIEW OF THE CONTRACT

Purpose

The Contract is designed for long-term financial planning. This Contract may be appropriate for you if you are looking for retirement income or you want to meet other long-term financial objectives. Discuss with your financial professional whether a variable annuity, a living benefit rider, a death benefit rider and which underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together you can decide if a variable annuity is right for you.

Phases of the Contract

This Contract has two phases, the accumulation (savings) phase and the annuitization (income) phase. The accumulation phase begins on your Contract Date and continues until your Annuity Date. During this phase, you can put money into your Contract and earnings accumulate on a tax-deferred basis. When you put money into your Contract, you can invest in Funds that have their own investment objectives, strategies, risks, and expenses and/or you can put your money in the DCA Plus Fixed Option that offers a guaranteed minimum interest rate and is used to dollar cost average to the Funds you selected.

A list of Funds currently available is provided in an appendix. See APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT.

The annuitization (income) phase occurs when you annuitize your Contract and turn your Contract into a stream of income payments over a fixed period or for life. You can choose fixed or variable payments, or a combination of both. For variable payments, the payment amount will vary based on the performance of the Funds you choose. When you annuitize, you will be unable to make withdrawals and death benefits and living benefits will terminate.

Contract Features

Accessing your Money. Before you annuitize, you can withdraw money from your Contract. If you take a withdrawal, you may have to pay a withdrawal charge and/or income taxes, including a 10% federal tax penalty if you are younger than age 59½.

Loans. Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. The interest charged on your Contract Debt will be a 5% fixed annual rate and the amount held in the Loan Account to secure your loan will earn a 3% annual return. Therefore, the net amount of interest you will pay on your loan will be 2% annually. Taking a loan may have tax consequences. See the ADDITIONAL INFORMATION—Loans and Qualified Contract - General Rules sections for more information.

Tax Treatment. You may transfer among the Funds without paying any current income tax and any earnings are generally tax-deferred. You are taxed when you make a withdrawal or surrender your Contract, receive an income payment from the Contract, or upon payment of a death benefit.

Death Benefits. The Contract provides a death benefit payout, at no additional cost, to your Beneficiaries during the accumulation phase. The Death Benefit Amount for the standard death benefit is the Contract Value. For an additional cost, an optional death benefit rider may be purchased which can increase the amount of money payable to your Beneficiaries. The riders that are currently available are:

• Return of Purchase Payments Death Benefit (Return of Purchase Payments Death Benefit II for California)

• Stepped-Up Death Benefit (Stepped-Up Death Benefit II for California)

• Earnings Enhancement Death Benefit (including California version)

For more information, restrictions, and when you may purchase available death benefit riders, see the BENEFITS AVAILABLE UNDER THE CONTRACT and Optional Death Benefit Riders sections.

Living Benefits. We offer optional guaranteed minimum withdrawal benefit and guaranteed minimum accumulation benefit riders, for an additional cost. The guaranteed minimum withdrawal benefit riders focus on providing an income stream for life through withdrawals during the accumulation phase beginning at the age for lifetime withdrawals specified by the rider, if certain conditions are met. The guaranteed minimum accumulation benefit riders focus on providing principal protection, if certain conditions are met. The riders that are currently available are:

• CoreIncome Advantage Select (Single and Joint)

• Investment Guard – 5-Year (10% Buffer), 7-Year (10% or 15% Buffer), and 10-Year (10%, 15%, or 20% Buffer) Options

For more information, restrictions, and when you may purchase available living benefit riders, see the BENEFITS AVAILABLE UNDER THE CONTRACT and Optional Living Benefit Riders sections.

Additional Services. You can have only one DCA Plus, dollar cost averaging, or earnings sweep program in effect at one time. See the Benefits Available Under the Rider and Systematic Transfer Options sections for more information and restrictions.

• Dollar Cost Averaging. Allows you to transfer between Variable Investment Options in a series of regular purchases instead of in a single purchase.

• DCA Plus. Allows dollar cost averaging transfers from the DCA Plus Fixed Option, which earns a minimum guaranteed interest, to one or more Variable Investment Options.

• Portfolio Rebalancing. Allows you to automatically rebalance your values among Variable Investment Options based on percentages that you specify, can be rebalanced on a quarterly, semi-annual, or annual basis.

• Earnings Sweep. Allows you to make automatic periodic transfers of your earnings from the Fidelity VIP Government Money Market Fund to one or more other Variable Investment Options.

If you have any questions about which benefits or services apply to your Contract, review your most recent Contract statement or contact your financial professional for more information.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from, the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you surrender or make withdrawals from the Contract. State premium taxes may also be deducted.

Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments)[1]	7%

1 Below is the range of Withdrawal Charges under the Contract. See CHARGES, FEES AND DEDUCTIONS – Withdrawal Charge – How the Withdrawal Charge is Determined for additional information.

Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn)

“Age” of Payment in Years:	1	2	3	4	5	6 or more
Withdrawal Charge Percentage:	7%	7%	6%	5%	3%	0%

The age is measured from the date of each Purchase Payment. The withdrawal charge may not apply or may be reduced under certain circumstances. For situations where a withdrawal charge may not apply, see WITHDRAWALS – Withdrawals Free of a Withdrawal Charge and see CHARGES, FEES AND DEDUCTIONS for situations where the withdrawal charge amount may be reduced.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Annual Fee[2]	$50.00

Base Contract Expenses (as a percentage of average daily Variable Account Value)[3]	1.10%
Optional Benefit Expenses
Optional Death Benefit Maximum Charge (as a percentage of Contract Value)
Earnings Enhancement Death Benefit (EEDB) (including California version)	0.25%
Optional Death Benefit Maximum Charge (as a percentage of average daily Variable Account Value)
Return of Purchase Payments Death Benefit Rider	0.10%
Return of Purchase Payments Death Benefit Rider II	0.10%
Stepped-Up Death Benefit Rider	0.40%
Stepped-Up Death Benefit Rider II	0.40%
Guaranteed Minimum Withdrawal Benefit Maximum Charges (as a percentage of the Protected Payment Base)
CoreIncome Advantage Select (Single)	2.00%
CoreIncome Advantage Select (Joint)	2.50%
Guaranteed Minimum Accumulation Benefit Maximum Charges (as a percentage of the Protected Base)
Investment Guard (5-Year Option)	3.50%

Investment Guard (7-Year Option)	3.50%
Investment Guard (10-Year Option)	3.50%
Optional Loan Expenses
Loan Interest Rate (net)[4]	2.00%

1

2 We deduct an Annual Fee on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See CHARGES, FEES AND DEDUCTIONS.

3As a percentage of the average daily Variable Account Value. This percentage includes the Mortality and Expense Risk Charge and the Administrative Fee. The Mortality and Expense Risk Charge percentage may decrease or increase based on your Contract Value. The Mortality and Expense Risk Charge and the Administrative Fee will stop at the Annuity Date if you select fixed annuity payments. See the Mortality and Expense Risk Charge and Administrative Fee sections for more information.

4 As a percentage of Contract Debt. This net percentage factors in a 5% fixed annual rate charged on your Contract Debt and a 3% annual return on the loaned amount held in the Loan Account. See ADDITIONAL INFORMATION—Loans.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT.

Annual Fund Expenses

	Minimum	Maximum
Expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.	0.27%	2.14%

Examples

The Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses. The example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

• If you surrendered your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$16,119	$34,307	$49,944	$89,685

• If you annuitized your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$16,119	$28,907	$47,244	$89,685

• If you do not surrender, or annuitize your Contract:

1 Year	3 Years	5 Years	10 Years
$9,819	$28,907	$47,244	$89,685

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Risk of Loss

You can lose money by investing in this Contract, including loss of principal. The Contract is not a deposit or obligation of, or guaranteed or endorsed by any bank. It is not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency.

Unsuitable as Short-Term Savings Vehicle

An annuity contract may be appropriate if you are looking for retirement income or you want to meet other long-term financial objectives. Discuss with your financial professional whether a variable annuity, a living benefit rider, an optional death benefit rider and which underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information.

Together you can decide if a variable annuity is right for you. We are a variable annuity provider. We are not a fiduciary and therefore do not give advice or make recommendations regarding insurance or investment products.

Withdrawal Risks

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply. Additionally, since the benefits associated with the guaranteed minimum withdrawal benefit riders are not available until the Designated Life is 65 years of age or older, early withdrawals may reduce or terminate the benefits associated with the riders.

Risks Associated with Variable Investment Options

You should consider the Contract’s investment and income benefits, as well as its costs. Your investment is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options you have chosen. Each Investment Option will have its own unique risks. The value of each Investment Option will fluctuate with the value of the investments it holds, and returns are not guaranteed. You can lose money by investing in the Contract, including loss of principal. You bear the risk of any Investment Options you choose. You should read each Fund prospectus carefully before investing. You can obtain a Fund prospectus by contacting your financial professional or by visiting PacificLife.com/Prospectuses. No assurance can be given that a Fund will achieve its investment objectives.

If you choose an optional living benefit rider, you must follow the investment allocation requirements for the rider during the entire time that you own the rider. Owning an optional living benefit rider may limit the Investment Options available to you and failure to follow the investment allocation requirements may result in a failure to receive the benefits under the rider. The allowable Investment Options seek to minimize risk, may reduce investment returns, and may reduce the likelihood that we will be required to make payments under the optional benefit Riders.

Insurance Company Risks

Investment in the Contract is subject to the risks related to us, and any obligations (including any fixed option), guarantees, or benefits are backed by our claims paying ability and financial strength. You must look to our strength with regard to such guarantees. Your financial professional’s firm is not responsible for any Contract guarantees.

Tax Consequences

Non-Qualified and Qualified Contracts are available. You buy a Qualified Contract under a qualified retirement or pension plan, or some form of an individual retirement annuity or account (IRA). It is important to know that IRAs and qualified plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or qualified plan. An annuity contract should only be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral. Withdrawals taken from a variable annuity prior to age 59½ may be subject to a tax penalty of 10% of the taxable portion, although there are exceptions to the tax penalty that may apply.

Please be aware that the sale or liquidation of any stock, bond, IRA, certificate of deposit, mutual fund, annuity or other asset to fund the purchase of this Contract may have tax consequences, early withdrawal penalties or other costs or penalties as a result of the sale or liquidation. You may want to consult independent legal or financial advice before selling or liquidating any assets prior to the purchase of this Contract.

Cybersecurity and Business Continuity Risks

Our business is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, our business is potentially susceptible to operational and information security risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries, and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with contract transaction processing, including the processing of orders from our website or with the underlying Funds; impact our ability to calculate Accumulated Unit Values, Subaccount Unit Values or an underlying Fund to calculate a net asset value; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. The constant change in technologies and increased sophistication and activities of hackers and others, continue to pose new and significant cybersecurity threats. While measures have been developed that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying Funds, or our service providers will not suffer losses affecting your Contract due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters or other events, including (but not limited to) earthquakes, fires, floods, storms, epidemics and pandemics (such as COVID-19), terrorist acts, civil unrest, malicious acts and/or other events that could adversely affect our ability to conduct business. The risks from such events are common to all insurers. To mitigate such risks, we have business continuity plans in place that include remote workforces, remote system and telecommunication accessibility, and other plans to ensure availability of critical resources and business continuity during an event. Such events can also have an adverse impact on financial markets, U.S. and global economies, service providers, and Fund performance for the funds available through your Contract. There can be no assurance that we, the Funds, or our service providers will avoid such adverse impacts due to such events and some events may be beyond control and cannot be fully mitigated or foreseen.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following tables summarize information about the benefits available under the Contract.

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Dollar Cost Averaging

Allows dollar cost averaging transfers from one Variable Investment Option to one or more Variable Investment Options. Dollar cost averaging may allow you to average the purchase prices of Variable Investment Options over time, and may permit a “smoothing” of abrupt peaks and drops in price.

No Charge

• Amounts can only be transferred to one or more Variable Investment Options.

• Can only have one dollar cost averaging program in effect and cannot have a DCA Plus program in effect at the same time.

• Only available prior to the Annuity Date.

DCA Plus

Allows dollar cost averaging transfers from the DCA Plus Fixed Option to one or more Variable Investment Options. Amounts held in the DCA Plus Fixed Option will earn a guaranteed minimum interest rate.

		No Charge	• Can only have one dollar cost averaging program in effect at one time. • Only available prior to the Annuity Date.
Portfolio Rebalancing	Allows you to automatically rebalance your values among Variable Investment Options based on percentages that you specify.	No Charge	• Rebalancing can be made quarterly, semi-annually, or annually. • Only available prior to the Annuity Date. • Only Variable Investment Options are available for rebalancing.
Earnings Sweep	Allows you to automatically transfer your earnings from the Fidelity VIP Government Money Market to one or more Variable Investment Options.	No Charge

• Transfers can occur monthly, quarterly, semi-annually, or annually.

• Can only have one earnings sweep program in effect at one time.

• If withdrawals occur during a period, we will assume that the withdrawal was taken from earnings and will reduce the amount transferred during the period.

Death Benefit Amount	Provides a death benefit equal to the Contract Value.	No Charge	• Poor investment performance could reduce the death benefit amount. • Withdrawals will reduce the death benefit amount. • This benefit terminates upon annuitization.

Optional Living Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations
CoreIncome Advantage Select (Single)

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on a single life (the Designated Life). Provides for automatic resets which may increase the amount that can be withdrawn in the future.

2.00% (as a percentage of Protected Payment Base)

• Available at Contract purchase or on any Contract Anniversary.

• The Owner/Annuitant must be the Designated Life and be 85 or younger at purchase.

• You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

• Loans are not allowed while rider is in effect.

• Must follow investment allocation requirements which limit the number of allowable Investment Options.

• Lifetime withdrawals are available starting at age 65.

• Taking a withdrawal before 65 or a withdrawal that exceeds the annual withdrawal amount after 65 may adversely affect the benefits provided, including failure to receive lifetime withdrawals under the rider.

• May not voluntarily terminate the rider.

• Benefit and benefit charges terminate upon annuitization.

CoreIncome Advantage Select (Joint)

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on joint lives (the Designated Lives). Provides for automatic resets which may increase the amount that can be withdrawn in the future.

2.50% (as a percentage of Protected Payment Base)

• Available at Contract purchase or on any Contract Anniversary.

• Owners/Annuitants must be the Designated Lives, and youngest Designated Life must be 85 or younger at purchase (for Non-Natural Owners, the youngest must be the Designated Life).

• You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

• Loans are not allowed while rider is in effect.

• Must follow investment allocation requirements which limit the number of allowable Investment Options.

• Lifetime withdrawals are available when the youngest Designated Life is age 65.

• Taking a withdrawal before the youngest Designated Life is age 65 or a withdrawal that exceeds the annual withdrawal amount after the youngest Designated Life is age 65 may adversely affect the benefits provided, including failure to receive lifetime withdrawals under the rider.

• May not voluntarily terminate the

Optional Living Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations
• rider. • Benefit and benefit charges terminate upon annuitization.
Investment Guard (5-Year Option) – 10% Buffer	This benefit may add an additional amount to the Contract Value if the Contract Value is less than the Protected Base at the end of a 5-year term.	3.50% (as a percentage of the Protected Base)

• Available only at Contract purchase and renewable at the end of the term, subject to availability.

• Must follow investment allocation requirements which limit the number of allowable Investment Options.

• Cannot change Buffer Percentage during the Term of the rider.

• Age of the Owner and Annuitant on the date of purchase is lesser of 85 years or 5 years from the maximum annuitization age at time of purchase.

• The rider’s effective date is at least 5 years before your selected Annuity Date.

• Any additional Purchase Payments made after the first year of a Term will increase the Contract Value and may reduce or eliminate the benefit provided by this Rider. Given the limitations on crediting of subsequent purchase payments for rider purposes and investment allocation restrictions, the likelihood that an additional amount will be added to the Contract Value may be minimal.

• Withdrawals (including RMD withdrawals) made during the Term will lower the Protected Base.

• Additional amount is only paid if the Contract Value is less than the Protected Base at the end of the Term.

• May not voluntarily terminate the rider.

• Benefit and benefit charges terminate upon annuitization.

Investment Guard (7-Year Option) – 10% Buffer or 15% Buffer	This benefit may add an additional amount to the Contract Value if the Contract Value is less than the Protected Base at the end of a 7-year term.	3.50% (as a percentage of the Protected Base)

• Available only at Contract purchase and renewable at the end of the term, subject to availability.

• Must follow investment allocation requirements which limit the number of allowable Investment Options.

• Cannot change Buffer Percentage during the Term of the rider.

• Age of the Owner and Annuitant on the date of purchase is lesser of 85 years or 7 years from the maximum annuitization age at time of purchase.

Optional Living Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations

• The rider’s effective date must be at least 7 years before your selected Annuity Date.

• Any additional Purchase Payments made after the first year of a Term will increase the Contract Value and may reduce or eliminate the benefit provided by this Rider. Given the limitations on crediting of subsequent purchase payments for rider purposes and investment allocation restrictions, the likelihood that an additional amount will be added to the Contract Value may be minimal.

• Withdrawals (including RMD withdrawals) made during the Term will lower the Protected Base.

• Additional amount is only paid if the Contract Value is less than the Protected Base at the end of the Term.

• May not voluntarily terminate the rider.

• Benefit and benefit charges terminate upon annuitization.

Investment Guard (10-Year Option) – 10% Buffer, 15% Buffer, or 20% Buffer	This benefit may add an additional amount to the Contract Value if the Contract Value is less than the Protected Base at the end of a 10-year term.	3.50% (as a percentage of the Protected Base)

• Available only at Contract purchase and renewable at the end of the term, subject to availability.

• Must follow investment allocation requirements which limit the number of allowable Investment Options.

• Cannot change Buffer Percentage during the Term of the rider.

• Age of the Owner and Annuitant on the date of purchase is lesser of 85 years or 10 years from the maximum annuitization age at time of purchase.

• The rider’s effective date must be at least 10 years before your selected Annuity Date.

• Any additional Purchase Payments made after the first year of a Term will increase the Contract Value and may reduce or eliminate the benefit provided by this Rider. Given the limitations on crediting of subsequent purchase payments for rider purposes and investment allocation restrictions, the likelihood that an additional amount will be added to the Contract Value may be minimal.

• Withdrawals (including RMD withdrawals) made during the Term

Optional Living Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations

• will lower the Protected Base.

• Additional amount is only paid if the Contract Value is less than the Protected Base at the end of the Term.

• May not voluntarily terminate the rider.

• Benefit and benefit charges terminate upon annuitization.

Optional Death Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restriction/Limitations
Earnings Enhancement Death Benefit (including California version)

This benefit may enhance the death benefit, by adding an additional amount—based on the age of oldest Owner (oldest Annuitant in California) on rider effective date and Earnings—to the death benefit proceeds.

0.25% (as a percentage of Contract Value

• Available at Contract purchase and within 60 days of Contract Issue.

• Owner and Annuitant must be 75 years or younger on the date of purchase.

• Withdrawals are first taken from earnings in the Contract.

• The enhanced amount percentage applied is based on the age of the oldest Owner (oldest Annuitant in California).

• There is no additional amount added if there are no earnings on the Contract as of the date of death.

• An ownership change to an Owner who is older than 75 will terminate the rider (does not apply in California).

• May not voluntarily terminate the rider.

• Benefit and benefit charges terminate upon annuitization or when the Contract Value is reduced to zero.

Optional Death Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restriction/Limitations
Return of Purchase Payments Death Benefit	Provides a death benefit equal to the greater of the Contract Value or the total of all Purchase Payments adjusted for withdrawals.	0.10% (as a percentage of average daily Variable Account Value)

• Not available for Contracts issued in California.

• Available for purchase before the Contract is issued.

• Must be 85 or younger on the Contract Date.

• Certain ownership changes may reduce benefits.

• Withdrawals will proportionately reduce the benefit and the reduction made may be greater than the actual amount withdrawn.

• May not voluntarily terminate the rider.

• Benefit and benefit charges terminate upon annuitization or when the Contract Value is reduced to zero.

Return of Purchase Payments Death Benefit II	Provides a death benefit equal to the greater of the Contract Value or the total of all Purchase Payments adjusted for withdrawals.	0.10% (as a percentage of average daily Variable Account Value)

• Only available for Contracts issued in California.

• Available for purchase before the Contract is issued.

• Must be 85 or younger on the Contract Date.

• Withdrawals will reduce this benefit and the reduction made may be greater than the actual amount withdrawn.

• May not voluntarily terminate the rider.

• Benefit and benefit charges terminate upon annuitization or when the Contract Value is reduced to zero.

Stepped-Up Death Benefit

This benefit provides a death benefit equal to the greater of the death benefit amount under the Contract or the death benefit amount under this option, adjusted for withdrawals. Provides for step-ups to increase the death benefit amount under this benefit.

0.40% (as a percentage of average daily Variable Account Value)

• Not available for Contracts issued in California.

• Available for purchase before your Contract is issued.

• Must be 75 or younger on Contract Date.

• Certain ownership changes may reduce benefits

• Withdrawals will reduce this benefit and the reduction made may be greater than the actual amount withdrawn.

• Step-ups stop once age 81 is reached.

• May not voluntarily terminate the rider.

• Benefit and benefit charges terminate upon annuitization or when the Contract Value is reduced to zero.

Stepped-Up Death Benefit II	This benefit provides a death benefit	0.40% (as a	• Only available for Contracts issued

Optional Death Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restriction/Limitations

equal to the greater of the death benefit amount under the Contract or the death benefit amount under this option, adjusted for withdrawals. Provides for step-ups to increase the death benefit amount under this benefit percentage of average daily Variable Account Value)

• in California

• Available for purchase before your Contract is issued.

• Owner and Annuitant must be 75 or younger on the purchase date.

• Step-ups stop once age 81 is reached.

• Withdrawals will reduce this benefit and the reduction made may be greater than the actual amount withdrawn.

• May not voluntarily terminate the rider.

• Benefit and benefit charges terminate upon annuitization or when the Contract Value is reduced to zero.

YOUR INVESTMENT OPTIONS

Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your financial professional to help you choose the right Investment Options for your investment goals and risk tolerance.

You may choose among the different Variable Investment Options and the DCA Plus Fixed Option. However, if you choose an optional living benefit rider, you will be restricted to the Investment Options made available under each rider. You can find a complete list of the Variable Investment Options available under the Contract in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT.

Your Variable Investment Options

We consider various factors when determining the Funds offered under this Contract. Such fund factors include some or all of the following: Fund reputation, asset class, investment objective, investment performance, manager and sub-adviser experience, brand recognition, fund share class, and fund expenses. We may also consider whether the underlying Fund makes fee payments for distribution and/or service fees (12b-1 fees), if a Fund affiliate makes fee payments for certain administrative support, or if the Fund is affiliated with us. See ADDITIONAL INFORMATION – Service Arrangements in this Prospectus and the underlying Fund prospectus for additional information.

We do not recommend or endorse any particular Fund and we do not provide investment advice.

Your Fixed Option

The DCA Plus Fixed Option offers you a guaranteed minimum interest rate on amounts that you allocate to this option. You may only allocate Purchase Payments to the DCA Plus Fixed Option (you cannot make transfers from other Investment Options to the DCA Plus Fixed Option) and you may choose a Guarantee Term of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available. Any amount allocated to this option will be transferred monthly (over the Guarantee Term) to one or more of the Variable Investment Option(s) you selected. You may also use the DCA Plus program, which invests in the DCA Plus Fixed Option, to transfer amounts to the allowable Investment Options to qualify for certain living benefit riders offered under your Contract. See LIVING BENEFIT INVESTMENT ALLOCATION REQUIREMENTS and THE GENERAL ACCOUNT. Amounts you allocate to this option, and your earnings credited are held in our General Account. For more detailed information about this option, see THE GENERAL ACCOUNT.

BUYING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, you must work with your financial professional to fill out an application and submit it along with your initial Purchase Payment to Pacific Life Insurance Company at P.O. Box 2290, Omaha, Nebraska 68103-2290. In those instances when we receive electronic transmission of the information on the application from your financial professional’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If your application and Purchase Payment are complete when received, or once they have become complete, we will issue your Contract within 2 Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information. However, we will not hold your initial Purchase Payment for more than 5 Business Days without your permission. In any case, we will not hold your initial Purchase Payment after 20 Business Days.

You may also purchase a Contract by exchanging your existing annuity. Some financial professionals may have a financial incentive to offer you this Contract in place of the one you already own. You should only exchange your existing contract for this Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase this Contract rather than continue your existing contract. Call your financial professional or call us at (800) 722-4448 if you are interested in this option. Financial professionals may call us at (800) 722-2333.

We reserve the right to reject any application or Purchase Payment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. On your application, you must provide us with a valid U.S. tax identification number for federal, state, and local tax reporting purposes.

The maximum age of a Contract Owner/Annuitant, including Joint Owners, Joint Annuitants, and Contingent Annuitants, for which a Contract will be issued is 85. The Contract Owner’s age is calculated as of his or her last birthday. If any Contract Owner (or any Annuitant in the case of a Non-Natural Owner) named in the application for a Contract dies and we are notified of the death before we issue the Contract, then we will return the amount we received. If we issue the Contract and are subsequently notified after issuance that the death occurred prior to issue, then the application for the Contract and/or any Contract issued will be deemed cancelled and a refund will be issued. The refund amount will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death, In Proper Form, of the Contract Owner (or Annuitant in the case of a Non-Natural Owner), plus a refund of any amount used to pay premium taxes and/or any other taxes. Any refunded assets may be subject to probate.

Making Your Investments (“Purchase Payments”)

Making Your Initial Purchase Payment

Your initial Purchase Payment must be at least $10,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Currently, we are not enforcing the minimum initial Purchase Payment on Qualified Contracts but we reserve the right to enforce the minimum initial Purchase Payment on Qualified Contracts in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum initial Purchase Payment on Qualified Contracts. For Non-Qualified Contracts, if the entire minimum initial Purchase Payment is not included when you submit your application, you must establish a pre-authorized investment program. A pre-authorized investment program allows you to pay the remainder of the required initial Purchase Payment in equal installments over the first Contract Year. Further requirements for the pre-authorized investment program are discussed in the Pre-Authorized Investment Request form.

We reserve the right to reject additional Purchase Payments. You must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000. For purposes of this limit, the aggregate purchase payments are based on all contracts for which you are either owner and/or annuitant.

Making Additional Purchase Payments

If your Contract is Non-Qualified, you may choose to invest additional amounts in your Contract at any time. If your Contract is Qualified, the method of contribution and contribution limits may be restricted by the Qualified Plan or the Internal Revenue Code (“the Code”). Each additional Purchase Payment must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. Currently, we are not enforcing the minimum additional Purchase Payment amounts but we reserve the right to enforce the minimum additional Purchase Payment amounts in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum additional Purchase Payment amounts. Additional Purchase Payments will be allocated according to the instructions we have on file unless we receive specific allocation instructions.

If you purchase an optional rider, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any Rider, we may not accept subsequent Purchase Payments for your Contract and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice.

Forms of Purchase Payment

Your initial and additional Purchase Payments may be sent by personal or bank check or by wire transfer. Purchase Payments must be made in a form acceptable to us before we can process it. Acceptable forms of Purchase Payments are:

• personal checks or cashier’s checks drawn on a U.S. bank,

• money orders and traveler’s checks in single denominations of more than $10,000 if they originate in a U.S. bank,

• third party payments when there is a clear connection of the third party to the underlying transaction, and

• wire transfers that originate in U.S. banks.

We will not accept Purchase Payments in the following forms:

• cash,

• credit cards or checks drawn against a credit card account,

• money orders or traveler’s checks in single denominations of $10,000 or less,

• starter checks,

• home equity checks,

• eChecks,

• cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

• third party payments if there is not a clear connection of the third party to the underlying transaction, and

• wire transfers that originate from foreign bank accounts.

All unacceptable forms of Purchase Payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. Any unacceptable Purchase Payment inadvertently invested may be returned and the amount returned may be more or less than the amount submitted. If a Purchase Payment is made by check other than a cashier’s check, we may hold the check and the payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Service Center that your check has cleared. In general, a delay of the payment of withdrawal proceeds or any refund during the check hold period will not exceed ten Business Days after we receive your withdrawal or “Right to Cancel” request In Proper Form. We will calculate the value of your proceeds as of the end of the Business Day we received your withdrawal or “Right to Cancel” request In Proper Form.

HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Purchase Payments among any of the available Investment Options. Allocations of your initial Purchase Payment to the Investment Options you selected will be effective on your Contract Date. If we do not receive instructions allocating your initial Purchase Payment, your application is not In Proper Form and we will not issue your Contract. Each additional Purchase Payment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in WITHDRAWALS – Right to Cancel (“Free Look”). If you purchased an optional living benefit rider, you must allocate your entire Contract Value to the allowable Investment Options made available for these riders. You may also use the DCA Plus program to transfer amounts to allowable Investment Options. We reserve the right to require that your allocation to any particular Investment Option must be at least $500. We also reserve the right to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a pro rata basis relative to your most recent allocation instructions.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary depending on the state in which your Contract is delivered. See Additional Information—State Considerations for more information.

Investing in Variable Investment Options

Each time you allocate your Purchase Payment to a Variable Investment Option, your Contract is credited with a number of “Subaccount Units” in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the “Unit Value” of one Unit of that Subaccount. Charges associated with any optional living benefit rider, the Earnings Enhancement Death Benefit, transfers, and withdrawals will paid for through withdrawals of Subaccount Units.

Example: You allocate $600 to Subaccount A. At the end of the Business Day on which your allocation is effective, the value of one Unit in Subaccount A is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600 ($600 / $15 = 40).

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Purchase Payments allocated to the Variable Investment Options may be worth more or less than the original Purchase Payments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Fund. For example, the value of Units in Subaccount A will change to reflect the performance of the corresponding Fund (including that Fund’s investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee, applicable Mortality and Expense Risk Charge imposed on the Separate Account, charges associated with any optional living benefit or death benefit riders, transfers, and withdrawals.

We calculate the value of all Subaccount Units on each Business Day.

Calculating Subaccount Unit Values

We calculate the Unit Value of the Subaccount Units in each Variable Investment Option at the close of the New York Stock Exchange which usually closes at 4:00 p.m. Eastern Time on each Business Day. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where   (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

(Z) = the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where  (A) = the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a + b + c

(a) = the net asset value per share of the corresponding Fund shares held by that Subaccount as of the end of that valuation period;

(b) = the per share amount of any dividend or capital gain distributions made by each Fund during that valuation period; and

(c) = any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Purchase Payments;

(B) = the net asset value per share of the corresponding Fund shares held by the Subaccount as of the end of the preceding valuation period; and

(C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the Risk Charge plus the Administrative Fee and any applicable increase in the Risk Charge (see CHARGES, FEES AND DEDUCTIONS).

The Subaccount Unit Value may increase or decrease from one valuation period to another. For Subaccount Unit Values please go to www.PacificLife.com.

When Your Purchase Payment is Effective

Your initial Purchase Payment is effective on the Business Day we issue your Contract, which will not be later than 2 Business Days after we receive your initial Purchase Payment and Application In Proper Form. Any additional Purchase Payment is effective on the Business Day we receive it In Proper Form. See ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests.

The day your Purchase Payment is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Unit Value is the value of the Subaccount Units next calculated after your transaction is effective. Orders received In Proper Form before 4:00pm EST on a Business Day will receive the Unit Value for that day. Orders received In Proper Form after 4:00pm EST will receive the next Business Day’s Unit Value. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Transfers and Market-timing Restrictions

Transfers

Transfers are allowed 30 calendar days after the Contract Date. Currently, we are not enforcing this restriction but we reserve the right to enforce it in the future. We will provide at least a 30 calendar day prior notice before we enforce the 30 calendar day waiting period after the Contract Date. Once your Purchase Payments are allocated to the Investment Options you selected, you may transfer your Account Value less Loan Account Value from any Investment Option to any other Investment Option, except the DCA Plus Fixed Option. If you purchased an optional living benefit rider, you may only transfer your Account Value to an allowable Investment Option made available for the riders or your rider will terminate. See the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT – Living Benefit Investment Allocation Requirements.

• Transfers are limited to 25 for each calendar year. If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of the Account Value remaining in the Variable Investment Options into the Fidelity® VIP Government Money Market Investment Option prior to the start of the next calendar year.

• Only 2 transfers in any calendar month may involve any of the following Investment Options:

American Funds IS Capital Income Builder Fund	American Funds IS Capital World Bond Fund	American Funds IS Capital World Growth and Income Fund	American Funds IS Global Balanced Fund
American Funds IS Global Growth Fund	American Funds IS Global Small Capitalization Fund	American Funds IS International Fund	American Funds IS International Growth and Income Fund
American Funds IS New World Fund	BlackRock Global Allocation V.I. Fund	Fidelity® VIP FundsManager 60% Portfolio	First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Mutual Global Discovery VIP Fund	Invesco V.I. Balanced-Risk Allocation Fund	Delaware Ivy VIP Energy	MFS Total Return Series
MFS Utilities Series	Invesco V.I. Global Fund	Invesco Oppenheimer V.I. International Growth Fund	State Street Total Return V.I.S. Fund
Templeton Global Bond VIP Fund

This restriction limits the total number of transfers involving any of the Investment Options in the group. For example, if you transfer from the MFS Total Return Series to the MFS Utilities Series, that counts as one transfer for the calendar month. If you later transfer from the American Funds IS Global Growth Fund to the American Funds IS Capital World Bond Fund, that would be the second transfer for the calendar month and no more transfers will be allowed for any of the Investment Options listed above for the remainder of the calendar month.

• Only 2 transfers into or out of each of the following Investment Options may occur in any calendar month:

American Funds IS American High-Income Trust	American Funds IS Asset Allocation Fund	American Funds IS Growth Fund	American Funds IS Growth-Income Fund
American Funds IS Managed Risk Allocation Fund	American Funds IS The Bond Fund of America	American Funds IS U.S. Government Securities Fund	American Funds IS Washington Mutual Investors Fund
Lord Abbett Bond Debenture Portfolio	PIMCO CommodityRealReturn Strategy Portfolio	VanEck Global Resources Fund

This restriction limits the number of transfers involving any single Investment Option. For example, if you transfer from the American Funds IS Growth Fund to the American Funds IS The Bond Fund of America, that counts as one transfer for each Investment Option. Only one more transfer involving those two Investment Options can occur during the calendar month. If you later transfer from the American Funds IS Growth Fund to the American Funds IS Asset Allocation Fund, that would be the second transfer in the calendar month involving the American Funds IS Growth Fund and that Investment Option is no longer available for the remainder of the calendar month. All other Investment Options listed above would still be available to transfer into or out of for the remainder of the calendar month.

• Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Equity Index Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Fidelity® VIP Government Money Market Variable Investment Option are excluded from this limitation.

For the purpose of applying the limitations, multiple transfers that occur on the same calendar day are considered 1 transfer. A transfer of Account Value from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under these limitations. Transfers that occur as a result of the DCA Plus program, the dollar cost averaging program, the portfolio rebalancing program, or the earnings sweep program are excluded from these limitations Also, allocations of Purchase Payments are not subject to these limitations.

There are no exceptions to the above transfer limitations in the absence of an error, a substitution of Investment Options, reorganization of underlying Funds, or other extraordinary circumstances.

If we deny a transfer request, we will notify you or your financial professional immediately.

Certain restrictions apply to any available fixed option. See THE GENERAL ACCOUNT. Transfer requests are generally effective on the Business Day we receive them In Proper Form, unless you request a systematic transfer program with a future date.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may (with prior written notice) transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, to suspend transfers, and to impose further limits on the number and frequency of transfers you can make. We also reserve the right to reject any transfer request. Any policy we may establish with regard to the exercise of any of these rights will be applied uniformly to all Contract Owners.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract. Such frequent trading can disrupt management of the underlying Funds and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. As required by SEC regulation (Rule 22c-2 of the 1940 Act), we entered into written agreements with each Fund or its principal underwriter that require us to provide to a Fund, upon Fund request, certain information about the trading activity of individual Contract Owners. The agreement requires us to execute any Fund instructions we receive that restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading or market timing policies established by a Fund. The policies of a Fund may be more restrictive than our policies or the policies of other Funds. See the Fund prospectuses for additional information.

In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Funds. In the event transfer activity is found to be disruptive, certain future transactions by such Contract Owners, or by a financial professional or other party acting on behalf of one or more Contract Owners, will require preclearance. Frequent trading and large transactions that are disruptive to Fund management can have an adverse effect on Fund performance and therefore your Contract’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Contract Owners. While these issues can occur in connection with any of the underlying Funds, Funds holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Funds holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Funds.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Contract Owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable annuity and variable life insurance Contract Owners underlying funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such funds not sold in connection with our Contracts. In the event the Board of Trustees/Directors of any underlying fund imposes a redemption fee or trading (transfer) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

• not accepting transfer instructions from a financial professional acting on behalf of more than one Contract Owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, with 30 calendar days advance written notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners; or to comply with any applicable federal and state laws, rules and regulations.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to 4 in any 12-month period. For purposes of applying the limitations, multiple exchanges that occur on the same calendar day are considered 1 exchange.

See THE GENERAL ACCOUNT section in this Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Systematic Transfer Options

We offer 4 systematic transfer options: dollar cost averaging, DCA Plus, portfolio rebalancing, and earnings sweep. There is no charge for these options and transfers under these options are not counted towards your total transfers in a calendar year. You can have only one of either the DCA Plus, dollar cost averaging, or earnings sweep program in effect at one time.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities’ prices over time, and may permit a “smoothing” of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Investment Option with an Account Value of at least $5,000 to one or more Variable Investment Options. Each transfer must be for at least $250. Currently, we are not enforcing the minimum Account Value and/or transfer amounts but we reserve the right to enforce such minimum amounts in the future. Detailed information appears in the Systematic Transfer Programs—Dollar Cost Averaging subsection of the SAI. We will provide you at least 30 calendar days prior notice before we enforce the minimum Account Value and/or transfer amounts on dollar cost averaging purchases.

DCA Plus

DCA Plus provides a way to transfer amounts monthly from the DCA Plus Fixed Option to one or more Variable Investment Option(s) currently over a period of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. The minimum amount for subsequent Purchase Payments is $250. Currently, we are not enforcing the initial or subsequent Purchase Payment minimum amounts but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 calendar day prior notice before we enforce the initial or subsequent Purchase Payment minimum amounts. Amounts allocated to the DCA Plus Fixed Option are held in our General Account and receive interest at rates declared periodically by us, but not less than the minimum guaranteed interest rate specified in your Contract (the “Guaranteed Interest Rate”). The DCA Plus program can also be used with allowable Asset Allocation Models, if any, or allowable Investment Options to qualify for certain optional benefit riders offered under your Contract. See THE GENERAL ACCOUNT.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g. 30% in Subaccount A, 40% in Subaccount B, and 30% in Subaccount C). Periodically, we will “rebalance” your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. You may choose to have rebalances made quarterly, semi-annually or annually until your Annuity Date. Only Variable Investment Options are available for rebalancing. Detailed information appears in the Systematic Transfer Programs—Portfolio Rebalancing subsection of the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Fidelity® VIP Government Money Market Subaccount to one or more Variable Investment Options (other than the Fidelity® VIP Government Money Market Subaccount). Detailed information appears in the Systematic Transfer Programs—Earnings Sweep subsection of the SAI.

CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No front-end sales charge is imposed on any Purchase Payment which means the entire amount of your Purchase Payment is allocated to the Investment Options you selected. Your Purchase Payments may, however, be subject to a withdrawal charge. This charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. This amount is deducted proportionately among all Investment Options from which the withdrawal occurs. See the Choosing Your Annuity Option – Annuity Options section for withdrawal charges that may apply to redemptions after the Annuity Date. No withdrawal charge is imposed on:

• the free withdrawal amount (see WITHDRAWALS – Withdrawals Free of a Withdrawal Charge),

• death benefit proceeds, except as provided under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Non- Natural Owner section for certain Non-Natural Owners,

• amounts converted after the 1st Contract Anniversary to an Annuity Option (see ANNUITIZATION – Choosing Your Annuity Option), unless guaranteed variable annuity payments under Annuity Option 2 or 4 are subsequently redeemed (see ANNUITIZATION – Choosing Your Annuity Option),

• withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract,

• withdrawals after the 1st Contract Anniversary, if the Owner (or Annuitant in the case of a Non-Natural Owner) has been diagnosed on or after the Contract Date with a medically determinable condition that results in a life expectancy of 12 months or less and we are provided with medical evidence In Proper Form, or

• subject to medical evidence provided In Proper Form, after 90 calendar days from the Contract Date, full or partial withdrawals while the Owner (or Annuitant in the case of a Non-Natural Owner) has been confined to an accredited nursing home for 30 calendar days or longer and was not confined to the nursing home on the Contract Date. See ADDITIONAL INFORMATION – State Considerations.

Amounts withdrawn as allowable annual withdrawal amounts under a guaranteed minimum withdrawal benefit rider are generally subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. However, withdrawal charges are not incurred for allowable withdrawals under the guaranteed minimum withdrawal benefit riders. See the How the Rider Works subsection of each guaranteed minimum withdrawal benefit rider for more information.

The nursing home waiver applies only to withdrawals made while the Owner (or Annuitant in the case of a Non-Natural Owner) is in a nursing home or within 90 calendar days after the Owner (or Annuitant in the case of a Non-Natural Owner) leaves the nursing home. In addition, the nursing home confinement period for which you seek the waiver must begin after the Contract Date. In order to use this waiver, you must submit with your withdrawal request the following documents:

• an admittance form which shows the type of facility the Owner (or Annuitant in the case of a Non-Natural Owner) entered, and

• a bill from the nursing home which shows that the Owner (or Annuitant in the case of a Non-Natural Owner) met the 30 calendar day nursing home confinement requirement.

An accredited nursing home is defined as a home or facility that:

• is operating in accordance with the law of jurisdiction in which it is located,

• is primarily engaged in providing, in addition to room and board, skilled nursing care under the supervision of a duly licensed physician, and

• provides continuous 24 hour a day nursing service by or under the supervision of a registered nurse, and maintains a daily record of the patient.

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions and THE GENERAL ACCOUNT.

How the Withdrawal Charge is Determined

The amount of the withdrawal charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since that Purchase Payment was effective. A Purchase Payment is “one year old” or has an “age of one” from the day it is effective until the day preceding your next Contract Anniversary. Beginning on the day preceding your next Contract Anniversary, your Purchase Payment will have an “age of two” and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the “age” of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

“Age” of Payment in Years:	Withdrawal Charge as a Percentage of the Purchase Payment Withdrawn
1	7%
2	7%
3	6%
4	5%
5	3%
6 or more	0%

We calculate your withdrawal charge by assuming that your Earnings are withdrawn first, followed by amounts attributed to Purchase Payments with the “oldest” Purchase Payment withdrawn first and before any deduction for other charges due or taxes are made. We also account for any eligible Purchase Payments that are still in the withdrawal charge period—the period in which a Purchase

Payment is still subject to a Withdrawal Charge—that may be withdrawn without incurring a withdrawal charge (e.g. free 10%). See WITHDRAWALS – Optional Withdrawals – Withdrawals Free of a Withdrawal Charge. The withdrawal charge will be deducted proportionately among all Investment Options from which your withdrawal occurs. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a “gross” amount, which means that applicable charges and taxes will be deducted from the requested amount. If a partial withdrawal amount is requested to be a “net” amount, applicable charges and taxes will be added to the requested amount and the withdrawal charges and taxes will be calculated on the grossed up amount.

For example: You make an initial Purchase Payment of $10,000 in Contract Year 1 and make an additional Purchase Payment of $7,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3 you make a gross withdrawal of $9,000. At this point, total Purchase Payments equal $17,000, Earnings equal $2,000, and the “age” of the applicable Purchase Payments withdrawn is 3 Years. Earnings ($2,000) and 10% of all remaining Purchase Payments made ($1,700) may be withdrawn free of a withdrawal charge per Contract Year. The amount of the withdrawal charge applied would be $318 ($9,000 - $2,000 - $1,700 = $5,300; $5,300 x 6% = $318). Assuming a tax rate of 35%, the taxable amount is $8,682 ($9,000 - $318 = $8,682). After subtracting taxes, the net amount received is $5,643.30 ($8,682 – ($8,682 x .35) = $5,643.30).

The withdrawal charge and gross amount withdrawn may also be determined if a net withdrawal amount is requested. Assume the same Purchase Payments of $19,000 ($10,000 in Contract Year 1 and an additional $7,000 in Contract Year 2), Earnings of $2,000, and a net withdrawal request of $5,000. To determine the gross amount needed to be withdrawn, the taxes are first added to the net withdrawal amount. Assuming a tax rate of 35%, this amount is $7,692.31 ($5,000 ÷ (1-.35) = $7,692.31). Next, the amount subject to a withdrawal charge is determined. Earnings ($2,000) and 10% of all remaining Purchase Payment made ($1,700) may be withdrawn free of a withdrawal charge per Contract Year and the age of the applicable Purchase Payments withdrawn is 3 Years. The amount of the withdrawal charge applied would be $254.82 ($7,692.31 - $2,000 - $1,700 = $3,992.31 subject to withdrawal charge; $3,992.31 ÷ (1 - ..06) = $4,247.13; $4,247.13 – 3,992.31 = $254.82). For a net amount of $5,000 to be received, the gross amount of $7,947.13 would be withdrawn from the Contract Value ($5,000 net + 2,692.31 taxes + $254.82 withdrawal charge).

The withdrawal charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although our actual expenses may be greater or less than the withdrawal charge amount. See ADDITIONAL INFORMATION – Distribution Arrangements for information regarding commissions and other amounts paid to broker-dealers in connection with Contract distribution.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contract (the “Risk Charge”). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is “mortality risk.” We also bear mortality risk in connection with death benefit payable under the Contract. The risk that the expense charges and fees under the Contract and Separate Account are less than our actual administrative and operating expenses is called “expense risk.”

This Risk Charge is assessed and deducted daily at an annual rate equal to 0.85% of each Subaccount’s assets. However, as calculated on the later of the Issue Date or most recent Contract Quarter Anniversary, we will reduce the Risk Charge for the upcoming Contract quarter by:

• 0.05% if the Contract Value is between $500,000 and $999,999, or

• 0.10% if the Contract Value is equal to or greater than $1,000,000.

If the Contract Value subsequently falls below a Risk Charge reduction-qualifying amount on any Quarterly Anniversary, the Risk Charge will be reinstated to 0.85% (if less than $500,000) or 0.80% (if between $500,000 and $999,999) for the following Contract quarter. We will notify you in writing if you become eligible, or no longer qualify, for a reduction of the Risk Charge based on your Contract Value.

The Risk Charge will stop at the Annuity Date (the Risk Charge will be assessed on the Annuity Date then discontinue thereafter) if you select fixed annuity payments. The Risk Charge (excluding any increase for optional benefits) will continue after the Annuity Date if you choose variable annuity payments, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account. We may use it for any reason, including covering sales expenses on the Contracts.

We increase your Risk Charge if you purchase an Optional Death Benefit Rider. See Optional Death Benefit Rider Charges below.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account, issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed and deducted daily at an annual rate equal to 0.25% of the assets of each Subaccount. This rate is guaranteed not to increase for the life of your Contract. A correlation will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after the Annuity Date if you choose any variable payout option. We do not intend to realize a profit from this fee.

Annual Fee

We will charge you an Annual Fee of $50.00 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value (on a pro rated basis for that Contract Year) if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain costs in administering the Contracts and the Separate Account. We do not intend to realize a profit from this fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract. That is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts. Any portion of the Annual Fee we deduct from any of our fixed options (if available under the Contract) will not be greater than the annual interest credited in excess of that fixed option’s minimum guaranteed interest rate.

Optional Death Benefit Rider Charges

Increase in Risk Charge if an Optional Death Benefit Rider is Purchased

We increase your Risk Charge by an annual rate equal to 0.10% of each Subaccount’s assets if you purchase the Return of Purchase Payments Death Benefit (Return of Purchase Payments Death Benefit II for Contracts issued in California). The total Risk Charge annual rate will be 0.95%. Any increase in your Risk Charge will not continue after the Annuity Date.

We increase your Risk Charge by an annual rate equal to 0.40% of each Subaccount’s assets if you purchase the Stepped-Up Death Benefit (Stepped-Up Death Benefit II for Contracts issued in California). The total Risk Charge annual rate will be 1.25% . Any increase in your Risk Charge will not continue after the Annuity Date.

See DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits.

Earnings Enhancement Death Benefit (EEDB) Charge

If you purchase EEDB, we will deduct an annual charge from your Variable Investment Options on a proportionate basis. The charge for this Rider is 0.25% which is multiplied by the Contract Value and deducted on an annual basis. The charge is deducted in arrears each Contract Anniversary following the date you purchase this Rider and when you make a full withdrawal, if this Rider is in effect on that date.

If this Rider terminates on a Contract Anniversary, the entire charge for the prior year will be deducted on that anniversary.

If this Rider terminates prior to a Contract Anniversary for reasons other than when a death benefit becomes payable under the Contract, a prorated charge will be deducted on the earlier of the day your Contract terminates or the Contract Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day the Rider terminates.

If this Rider terminates when a death benefit becomes payable under the Contract, the annual charge will be prorated to the date of death. Any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death; the difference between the annual charge and the prorated amount will be added to the Contract Value on the Notice Date.

We will waive the annual charge if the Rider terminates upon full annuitization of your Contract or if your Contract Value is zero.

This Rider can be purchased with, if available, the optional Stepped-Up Death Benefit (Stepped-Up Death Benefit II for Contracts issued in California) or the Return of Purchase Payments Death Benefit Rider (Return of Purchase Payments Death Benefit Rider II for Contracts issued in California).

Optional Living Benefit Rider Charges

If you purchase an optional Rider listed in the tables below, we will deduct an annual charge from your Investment Options (excluding the DCA Plus Fixed Option, on a proportionate basis. Deductions against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract. For CoreIncome Advantage Select (Single and Joint), the applicable maximum annual charge percentage is based on the 10-Year Treasury Rate (the monthly average as published by the Federal Reserve which can be obtained at www.federalreserve.gov). Prior to purchase, speak with your Financial Professional or contact us directly for the current annual charge percentage in effect for a particular Rider.

	Maximum Annual Charge Percentage Under the Rider
Optional Living Benefit Rider	10-Year Treasury Rate Monthly Average Less than 2.00%	10-Year Treasury Rate Monthly Average 2.00% to 3.99%	10-Year Treasury Rate Monthly Average 4.00% or more	To determine the amount to be deducted, the percentage that applies to you is multiplied by the:	The Charge is deducted on each:
CoreIncome Advantage Select (Single)	2.00%	1.50%	1.00%	Protected Payment Base	Quarterly Rider Anniversary
CoreIncome Advantage Select (Joint)	2.50%	2.00%	1.50%	Protected Payment Base	Quarterly Rider Anniversary

Generally, as economic factors improve, the annual charge percentage may decrease and as economic factors decline, the annual charge percentage may increase. The annual charge will change based on current economic factors including interest rates and equity market volatility but is subject to the maximum annual charge percentage in the table above. We determine, at our sole discretion, whether a change in the current annual charge percentage will occur subject to the maximum annual charge percentage in the table above. This rider pricing structure is intended to help us provide the guarantees under the riders.

Every 3 months, generally on or about February 1, May 1, August 1 and November 1, we declare what the annual charge percentage will be for the following 3 month period (e.g. May through July). For example, when determining the annual charge percentage for May 1, we will use the 10-Year Treasury Rate monthly average for the month of March to see which maximum annual charge is in effect, and then determine, at our sole discretion, whether a change in the current annual charge percentage will occur. The annual charge percentage may be less than the applicable maximum annual charge percentage shown in the table above. See the hypothetical examples below.

If you purchase a rider, the charge is deducted every 3 months following your Rider Effective Date (“Quarterly Rider Anniversary”) and your initial annual charge percentage is guaranteed not to change until the 1st Contract Anniversary after the Rider Effective Date. The charge is deducted in arrears each Quarterly Rider Anniversary and will be deducted while the Rider remains in effect and when the Rider terminates. If on the Contract issue date the annual charge percentage has changed since the date you signed your application, you will receive the lower annual charge percentage in effect on the date you signed your application or the Contract issue date if we receive your application within 14 calendar days of signing and your initial Purchase Payment is received within 60 calendar days following receipt of your application.

Beginning on the 1st Contract Anniversary after the Rider Effective Date, and on any subsequent Contract Anniversary, we may change the annual charge percentage. The annual charge percentage may increase or decrease each Contract Anniversary. Any increase in the annual charge percentage will not exceed 0.50% from the previous Contract Year. The 0.50% limitation does not apply to any annual charge percentage decreases which could be more than 0.50%. If a change to your annual charge percentage is made, the new annual charge percentage will remain the same until your next Contract Anniversary. You will receive the applicable annual charge percentage in effect for new issues of the same rider, subject to the maximum annual charge and 0.50% increase limit.

Here are a few hypothetical examples using CoreIncome Advantage Select (Single) to help you understand how the annual charge percentage may change over time.

Example 1 – Purchasing a new Rider: The annual charge percentage in effect for February 1st is 1.15% and the 10-Year Treasury Rate is 2.10%. You purchase the Rider on March 15th (your Rider Effective Date). You will be charged 1.15% until your next Contract Anniversary.

Example 2 – Increase in annual charge percentage of less than 0.50% limit: The annual charge percentage in effect for February 1st of the current year is now 1.40% and the 10-year Treasury Rate is 1.90%. You purchased a Rider on March 15th and it is now your first Contract Anniversary after the Rider Effective Date. Your annual charge percentage was 1.15% for the first year. Your new annual charge percentage will be 1.40% until your next Contract Anniversary since that is the annual charge percentage in effect for new issues of the same Rider, 1.40% is less than the 2.00% maximum annual charge and your charge increased by less than 0.50%.

Example 3 – Increase in annual charge percentage subject to 0.50% limit: The annual charge percentage in effect for February 1st of the current year is now 1.80% and the 10-year Treasury Rate is 1.50%. You purchased a Rider on March 15th and it is now your first Contract Anniversary after the Rider Effective Date. Your annual charge percentage was 1.15% for the first year. Your new annual charge percentage will be 1.65% until your next Contract Anniversary because we cannot increase your annual charge by more than 0.50% from the previous Contract Year and 1.65% is less than the 2.00% maximum annual charge.

Example 4 – Decrease in annual charge percentage: The annual charge percentage in effect for February 1st of the current year is now 0.60% and the 10-year Treasury Rate is 3.10%. You purchased a Rider on March 15th and it is now your first Contract Anniversary after the Rider Effective Date. Your annual charge percentage was 1.15% for the first year. Using the table above, since the 10-Year Treasury Rate used is the “2.00% to 3.99%” breakpoint, the maximum annual charge percentage that may be declared is 1.50%. Your new annual charge percentage will be 0.60% until your next Contract Anniversary.

Should the 10-Year Treasury Rate no longer be available, we will substitute the 10-Year Treasury Rate (monthly average) with another measure for determining the annual Rider charge percentage. However, the maximum fee percentages in the table provided in your Rider will not change as long as your Rider remains in effect.

If your Rider terminates on a Quarterly Rider Anniversary (for reasons other than death), the entire charge for the prior quarter will be deducted on that Quarterly Rider Anniversary. If your Rider terminates prior to a Quarterly Rider Anniversary, a prorated charge will be deducted on the earlier of the day the Contract terminates or the Quarterly Rider Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day your Rider terminates.

If your Rider terminates as a result of the death of the Designated Life (all Designated Lives for a Joint Life Rider) or when the death benefit becomes payable under the Contract, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date.

Once your Contract Value is zero, the Rider annual charge will no longer be deducted beginning the quarter after the Contract Value is zero. In addition, we will waive the Rider charge for the quarter in which full annuitization of the Contract occurs and the Rider annual charge will no longer be deducted.

The following disclosure applies to the Investment Guard (5-Year, 7-Year, and 10-Year Option) Riders.

If you purchase an optional rider listed in the table below, we will deduct an annual charge from your Variable Investment Options on a proportionate basis. Deductions against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract.

The charge is deducted every 3 months following the Rider Effective Date (“Quarterly Rider Anniversary”). The Rider charge will be deducted while the Rider remains in effect and when the Rider terminates. The charge is deducted in arrears each Quarterly Rider Anniversary. Once the Rider is issued, your annual charge will not change as long as you own the Rider.

As provided below, if your Rider terminates on a Quarterly Rider Anniversary, the entire charge for the prior quarter will be deducted on that anniversary. If the Rider terminates prior to a Quarterly Rider Anniversary for reasons other than when a death benefit becomes payable under the Contract, a prorated charge will be deducted on the earlier of the day the Contract terminates or on the Quarterly Rider Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day your Rider terminates.

If your Rider terminates when the death benefit becomes payable under the Contract, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date.

If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the charge from the final payment made to you.

We will waive the charge for the quarter in which full annuitization of the Contract occurs and the annual charge will no longer be deducted.

Annual Charge Percentage Table

Optional Living Benefit Rider[1]	Current Annual Charge Percentage	Maximum Annual Charge Percentage Under the Rider	To determine the amount to be deducted, the Annual Charge Percentage is multiplied by the:	The Charge is deducted on each:
Investment Guard (5-Year Option) – 10% Buffer	1.15%	3.50%	Protected Base[2]	Quarterly Rider Anniversary
Investment Guard (7-Year Option) – 10% Buffer	0.80%	3.50%	Protected Base[2]	Quarterly Rider Anniversary
Investment Guard (7-Year Option) – 15% Buffer	1.05%	3.50%	Protected Base[2]	Quarterly Rider Anniversary
Investment Guard (10-Year Option) – 10% Buffer	0.60%	3.50%	Protected Base[2]	Quarterly Rider Anniversary
Investment Guard (10-Year Option) – 15% Buffer	0.70%	3.50%	Protected Base[2]	Quarterly Rider Anniversary
Investment Guard (10-Year Option) – 20% Buffer	0.90%	3.50%	Protected Base[2]	Quarterly Rider Anniversary

1 The table above reflects the current and maximum annual charge percentages for each applicable rider. Your actual current annual charge percentage could be higher or lower than what is stated above. To confirm which annual charge percentage applies to your rider, speak with your financial professional or call us at (800) 722-4448 to confirm the current rider charges that apply to you.

2 The Protected Base is the Contract Value at the start of a Term, plus any subsequent Purchase Payments received during the first year of a Term, less an adjustment for withdrawals (on a pro rata basis) made during the Term. The Contract Value on the Contract

Date is equal to the initial Purchase Payment. See the Sample Calculations section in each Rider for numerical examples of how the Charge Base changes.

Premium Taxes

Depending on your state of residence (among other factors), a tax may be imposed on your Purchase Payments (“premium tax”) at the time your Investment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. If a premium tax is charged at the time of annuitization, the rate is determined by your state of residence at the time of annuitization. Premium tax is subject to state requirements. Some local jurisdictions also impose a tax.

If we pay any premium taxes attributable to Purchase Payments, we will impose a similar charge against your Contract Value. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes and/or other taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, “premium taxes” include any state or local premium or retaliatory taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of Purchase Payments we have received. We currently base this charge on your Contract Value, but we reserve the right to base this charge on the transaction amount, the aggregate amount of Purchase Payments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriately reimburses us for premium taxes paid on this Contract.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Purchase Payments. Any such charge deducted from the Contract Value will be deducted on a proportionate basis. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Investing in Variable Investment Options – Calculating Subaccount Unit Values to see how such charges are deducted from the Separate Account. Currently, we do not impose any such charges.

Waivers and Reduced Charges

We may agree to waive or reduce charges under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

We will only waive or reduce such charges on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver and reduced charge programs at any time, including for issued Contracts.

Fund Expenses

Your Variable Account Value reflects advisory fees, any service and distribution (12b-1) fees, and other expenses incurred by the various Funds, net of any applicable reductions and/or reimbursements. These fees and expenses are paid out of Fund assets and may vary. Each Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Fund. A Fund’s fees and expenses are described in detail in the applicable Fund Prospectus and SAI.

Some Investment Options available to you are “fund of funds.” A fund of funds is a fund that invests in other funds in addition to other investments that the fund may make. Expenses of fund of funds Investment Options may be higher than non fund of funds Investment Options due to the two tiered level of expenses involving both the fund-of-fund’s fees and expenses as well as the proportional share of the fees and expenses of the underlying funds in which the fund-of-fund invests. See the Fund prospectuses for detailed fund expenses and other information before investing.

ANNUITIZATION

Selecting Your Annuitant

When you submit your Contract application, you must choose a sole Annuitant or Joint Annuitants. Once your Contract is issued, the sole Annuitant or Joint Annuitants cannot be changed. You must make your choices based on the following:

• If you are buying a Non-Qualified Contract, you may choose yourself as the Annuitant, another person as the Annuitant, or you may choose Joint Annuitants. If you do not choose Joint Annuitants when your Contract is issued, you may only add a Joint Annuitant on the Annuity Date. You may choose a Contingent Annuitant only if you have a sole Annuitant (cannot have Joint Annuitants and a Contingent Annuitant at the same time). You may add or change the Contingent Annuitant prior to the Annuity Date, provided the Contingent Annuitant is not the sole surviving Annuitant. If the Contract is owned by a Non-Natural Owner, you may not designate a Contingent Annuitant.

• If you are buying a Qualified Contract, you must be the sole Annuitant. You may only add a Joint Annuitant on the Annuity Date and no Contingent Annuitant can be chosen.

No Annuitant (sole, Joint or Contingent) may be named upon or after reaching his or her 86th birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

If the sole surviving Annuitant predeceases the Owner, the Owner (or youngest Owner if there are Joint Owners) becomes the Annuitant.

Annuitization

Annuitization occurs on the Annuity Date when you convert your Contract from the accumulation phase to the annuitization (income) phase. You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable charge for premium taxes and/or other taxes, (the “Conversion Amount”), as long as such Conversion Amount annuitized is at least $10,000. We will send the annuity payments to the payee that you designate. You will not be able to distribute or withdraw any Contract Value amount after the Annuity Date unless you elect partial annuitization.

If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any Contract Debt, any applicable charge for premium taxes and/or other taxes, any applicable withdrawal charge, any Annual Fee, and any applicable optional Rider charge. This option of distribution may not be available for certain types of contracts. See WITHDRAWALS - Special Restrictions Under Qualified Plans and FEDERAL TAX ISSUES – IRAs and Qualified Plans. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax advisor for information on full or partial annuitization.

If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a “continuing Contract”). If this option is elected, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your “Annuity Date” would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. The second Annuity Date may not be later than the date specified in the Choosing Your Annuity Date section of this Prospectus. Partial annuitization may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. If you annuitize a portion of your Net Contract Value for a period certain of at least 10 years or for the life or life expectancy of the annuitant(s), the annuitized portion will be treated as a separate Contract for the purpose of determining the taxable amount of the payments. We recommend that you contact a qualified tax advisor for more information if you are interested in this option.

Distributions made due to a request for partial annuitization are treated as withdrawals for Contract purposes and may adversely affect living benefit and optional death benefit rider benefits. Work with your financial professional prior to requesting partial annuitization.

Choosing Your Annuity Date

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract. You may change your Annuity Date by notifying us, In Proper Form, at least 10 Business Days prior to the earlier of your current Annuity Date or your new Annuity Date. Your Annuity Date cannot be earlier than your first Contract Anniversary. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Owner’s attained age 59½. See FEDERAL TAX ISSUES -- Impact of Federal Income Taxes.

If you have a sole Annuitant, your Annuity Date cannot be later than the sole Annuitant’s 95th birthday. If you have Joint Annuitants, your Annuity Date cannot be later than your younger Joint Annuitant’s 95th birthday. Different requirements may apply as required by any applicable state law or the Code. We may, at our sole discretion, allow you to extend your Annuity Date. We reserve the right, at any time, to not offer any extension to your Annuity Date regardless of whether we may have granted any extensions to you or to any others in the past. Some Broker/Dealers may not allow their clients to extend the Annuity Date beyond age 95.

If your Contract is a Qualified Contract, you may also be subject to additional restrictions. In order to meet the Code minimum distribution rules, your Required Minimum Distributions (RMDs) may begin earlier than your Annuity Date. For instance, under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant not later than the Owner/Annuitant’s Required Beginning Date (“RBD”), or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his or her Beneficiary) must begin no later than the RBD. For more information see FEDERAL TAX ISSUES - Required Minimum Distributions.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 95th birthday or your younger Joint Annuitant’s 95th birthday, whichever applies. If you have a Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 95th birthday. However, some states’ laws may require a different Annuity Date. See State Considerations – ANNUITIZATION. Certain Qualified Contracts (e.g., plans under Sections 401 and 408 of the Code) may require distributions to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any charges for premium taxes and/or other taxes, will be converted (if this net amount is at least $10,000) to a fixed annuity payout option.

Additionally:

• If you have a Non-Qualified Contract, your default Annuity Option will be Life with a ten year Period Certain.

• If you have a Qualified Contract, your default Annuity Option will be Life with a five year Period Certain or a shorter period certain as may be required by federal regulation. If you are married, different requirements may apply. Please contact your plan administrator for further information, if applicable.

• If the net amount is less than $10,000, the entire amount will be distributed in one lump sum.

Choosing Your Annuity Option

You should carefully review the Annuity Options with a qualified tax advisor, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations regarding annuity payments, Required Minimum Distributions (“RMDs”), and other matters.

You may make 3 basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed- dollar amount and/or a variable-dollar amount. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the “frequency” of the payments). You may not change these selections after the Annuity Date.

Fixed and Variable Payment Options

You may choose fixed annuity payments based on a fixed rate and the 2012 Individual Annuity Mortality Period Life Table with the ages set back 10 years, variable annuity payments that vary with the investment results of the Subaccounts you select, or you may choose both, converting one portion of the net amount you annuitize into fixed annuity payments and another portion into variable annuity payments.

If you select fixed annuity payments, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a Joint and Survivor Life annuity with reduced survivor payments when the Primary Annuitant dies. Any net amount you convert to fixed annuity payments will be held in our General Account (but not under any fixed option).

If you select variable annuity payments, you may choose as many Variable Investment Options as you wish. The amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected and may be more or less than a fixed payment option. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to 4 times in any 12 month period. How your Contract converts into variable annuity payments is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI. We reserve the right to limit the Subaccounts available, to change the number and frequency of exchanges and to change the number of Subaccounts you may choose. See ADDITIONAL INFORMATION – Changes to All Contracts section.

Annuity Options

Four Annuity Options are currently available under the Contract, although additional options may become available in the future. You may select either fixed or variable payment options. For other Annuity Options available through optional riders, see the OPTIONAL LIVING BENEFIT RIDERS section.

1. Life Only. Periodic payments are made to the designated payee during the Annuitant’s lifetime. Payments stop when the Annuitant dies. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If the Annuitant passes away after the first payment has processed, payments will cease and there would be no death benefit.

2. Life with Period Certain. Periodic payments are made to the designated payee during the Annuitant’s lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed from 5 through 30 years (in full years only). The guaranteed period may be limited on Qualified Contracts to comply with required minimum distribution (RMD) regulations and this option may be restricted for certain Qualified Contracts or Qualified Plans. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payments would be made. If the Annuitant dies after the first payment has processed, payments will continue for any remainder of the Period Certain time frame.

3. Joint and Survivor Life. Periodic payments are made to the designated payee during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election. You may choose to have the payments during the lifetime of the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died. Annuitization becomes effective when the first payment is processed. If one or both Annuitants die prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If both Annuitants pass away after the first payment has processed, payments will cease and there would be no death benefit.

4.  Period Certain Only. Periodic payments are made to the designated payee, guaranteed for a specified period. You may choose to have payments guaranteed from 5 through 30 years (in full years only). Additional guaranteed time periods may become available in the future. Before you annuitize your Contract, please contact us for additional guaranteed time period options that may be available. The guaranteed period may be limited on Qualified Contracts to comply with required minimum distribution (RMD) regulations and this option may be restricted for certain Qualified Contracts or Qualified Plans. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payments would be made. If the Annuitant dies after the first payment has processed, payments will continue for any remainder of the Period Certain time frame.

Periodic payment amounts will differ based on the Annuity Option selected. Generally, the longer the possible payment period, the lower the payment amount.

Additionally, if variable payments are elected under Annuity Options 2 and 4 (Life with Period Certain and Period Certain Only, respectively), or Joint Life with Period Certain (see the Other Annuity Options subsection below), you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the Annuity Date are available. If you elect to redeem all remaining guaranteed variable payments in a single sum, we will not make any additional annuity payments during the remaining guaranteed period after the redemption. If Annuity Option 2 or Joint Life with Period Certain was elected and the Annuitant is alive at the end of the guaranteed period, annuity payments will resume until the Annuitant’s death. The amount available upon full redemption would be the present value of any remaining guaranteed payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you made a full withdrawal, or if applicable, a partial withdrawal. For purposes of calculating the withdrawal charge and free withdrawal amount, it will be assumed that the Contract was never converted to provide annuity payments and any prior annuity payments in that Contract Year will be treated as if they were partial withdrawals from the Contract (see CHARGES, FEES AND DEDUCTIONS – Withdrawal Charge). If you have a Qualified Contract, there may be adverse tax implications if you elect to redeem any remaining variable payments in a single sum. Work with your tax advisor before making such an election.

For example, assume that a Contract was issued with a single investment of $10,000 and in Contract Year 4 the Owner elects to receive variable annuity payments under Annuity Option 4. In Contract Year 5, the Owner elects to make a partial redemption of $5,000. The withdrawal charge as a percentage of the Purchase Payments with an age of 5 years is 3%. Assuming the Free Withdrawal amount immediately prior to the partial redemption is $300, the withdrawal charge for the partial redemption will be $141 (($5,000 - $300) x 3% = $141). No withdrawal charge will be imposed on a redemption if:

• the Annuity Option is elected as the form of payments of death benefit proceeds, or

• the Annuitant dies before the period certain has ended and the Beneficiary requests a redemption of the variable annuity payments.

Full or partial redemptions of remaining guaranteed variable payments are explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

If the Annuitant dies before the guaranteed payments under Annuity Options 2 and 4 are completed, we will pay the remainder of the guaranteed payments to the first person among the following who is (1) living; or (2) an entity or corporation entitled to receive the remainder of the guaranteed payments:

• the Owner;

• the Joint Owner;

• the Beneficiary; or

• the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the remainder of the guaranteed payments), we will pay the remainder of the guaranteed payments to the Owner’s estate.

If any Owner dies on or after the Annuity Date, but payments have not yet been completed, then distributions of the remaining amounts payable under the Contract must be made at least as rapidly as the method of distribution that was being used at the date of the Owner’s death. All of the Owner’s rights granted by the Contract will be assumed by the first among the following who is (1) living; or (2) an entity or corporation entitled to assume the Owner’s rights granted by the Contract:

• the Joint Owner;

• the Beneficiary; or

• the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to assume the Owner’s rights granted by the Contract), all of the Owner’s rights granted by the Contract will be assumed by the Owner’s estate.

Beneficiary of Qualified Contracts

For Qualified Contracts, upon the death of the owner (annuitant if the contract is held as a custodial IRA), if there are any remaining guaranteed payments, we may shorten such payment period in order to ensure that payments to the beneficiary do not continue beyond the 10-year death distribution rule under IRC section 401(a)(9).  In such instances, we will use the present value of any remaining guaranteed payments to determine the amount and pay out the lump sum to the designated beneficiary. For fixed payments, the present value is determined using Moody’s Long-Term Corporate Bond Yield Averages less 0.75%. For variable payments, the present value is determined using the assumed investment return.

For Qualified Contracts, please refer to the Choosing Your Annuity Date section in this Prospectus for additional distribution requirements that may apply to these contracts. If your Contract was issued in connection with a qualified plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Other Annuity Options

Additional annuity payment options we currently offer are:

• Life with Cash Refund (fixed only). Periodic payments are made to the designated payee during the Annuitant’s lifetime. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If the Annuitant dies after the Annuity Date and the total of all annuity payments received is less than the amount annuitized, an amount equal to the amount annuitized less the total annuity payments made, will be made in a single sum.

• Life with Installment Refund (fixed only). Periodic payments are made to the designated payee during the Annuitant’s lifetime. If the Annuitant dies after the Annuity Date but before the total of all annuity payments made equals or exceeds the amount annuitized, annuity payments will continue to be made until the total amount of annuity payments made equals the amount annuitized; the final annuity payment may be less than the periodic annuity payment. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If the Annuitant dies and the total amount of annuity payments made is equal to or exceeds the amount annuitized, then no additional annuity payments will be made. This annuity option is not available for Qualified Contracts.

• Joint Life with Cash Refund (fixed only). Periodic payments are made to the designated payee during the lifetimes of the Primary Annuitant and Joint Annuitant. If both Annuitants die before the total of all annuity payments made equal the amount annuitized, an amount equal to the amount annuitized, less total annuity payments made under the Contract, will be made in a single sum. Annuitization becomes effective when the first payment is processed. If one or both Annuitants die prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If both Annuitants die and the total amount of annuity payments made under the Contract is equal to or exceeds the amount annuitized, then no additional lump sum or annuity payments will be paid. This option may be restricted for certain Qualified Contracts or Qualified Plans.

• Joint Life with Installment Refund (fixed only). Periodic Payments are made to the designate payee during the lifetimes of the Primary Annuitant and Joint Annuitant. If both Annuitants die before the total of all annuity payments made equals or exceeds the amount annuitized, annuity payments will continue to be made until the total amount of annuity payments made equals the amount annuitized; the final annuity payment may be less than the periodic annuity payment. Annuitization becomes effective when the first payment is processed. If one or both Annuitants die prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If both Annuitants die and the total amount of annuity payments made under the Contract is equal to or exceeds the amount annuitized, then no additional annuity payments will be paid. This annuity option is not available for Qualified Contracts.

• Joint Life with Period Certain (fixed or variable). Periodic payments are made to the designated payee during the Primary Annuitant’s lifetime, with payments guaranteed for a specified period. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election or until the end of the period certain period, whichever is later. You may choose to have payments guaranteed from 5 through 30 years (in full years only). The guaranteed period may be limited on Qualified Contracts to comply with required minimum distribution (RMD) regulations and this option may be restricted for certain Qualified Contracts and Qualified Plans. Annuitization becomes effective when the first payment is processed. If one or both Annuitants die prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If both Annuitants die after the first payment has been processed, payments will continue for any remainder of the Period Certain time frame.

We may discontinue offering any of the additional annuity options referenced above or add additional annuity options in the future. If we discontinue offering or add additional annuity options, we will amend this Prospectus to reflect any changes.

Your Annuity Payments

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semi-annually, or annually. The variable payment amount will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next Business Day.

Your initial annuity payment must be at least $240. Depending on the amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select. This amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 1.0% and the 2012 Individual Annuity Mortality Period Life Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 4% and the 2012 Individual Annuity Mortality Period Life Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in effect for your Contract on the Annuity Date which are at least the variable annuity income factors under the Contract. You may choose any other annuity option we may offer on the option’s effective date. A higher assumed investment return would mean a larger first variable annuity payment and a lower assumed investment return would mean a lower first variable annuity payment. However, subsequent payments would increase only when actual net investment performance exceeds the assumed rate and would fall when actual net investment performance is less than the assumed rate. If the actual net investment performance is a constant 4% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS

Death Benefits

See the Death Benefits section and applicable subsections in ADDITIONAL INFORMATION – State Considerations for Contracts issued in California.

Death benefit proceeds may be payable before the Annuity Date upon the death of any Contract Owner or any Annuitant in the case of a Non-Natural Owner, while the Contract is in force. Any death benefit payable will be calculated on the “Notice Date”, which is the Business Day on which we receive, In Proper Form, proof of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple Beneficiaries, death benefit proceeds will be calculated when we first receive proof of death and instructions, In Proper Form, from any Beneficiary. The death benefit proceeds still remaining to be paid to other Beneficiaries will fluctuate with the performance of the underlying Investment Options.

Death Benefit Proceeds

Death benefit proceeds will be payable on the Notice Date. Such proceeds will be reduced by any Contract Debt and if proceeds are used to purchase an Annuity Option from us, any charge for premium taxes and/or other taxes. The death benefit proceeds may be payable in a single sum, as an Annuity Option available under the Contract, towards the purchase of any other Annuity Option we then offer, or in any other manner permitted by the IRS and approved by us. The Owner’s spouse may continue the Contract (see Death Benefits – Spousal Continuation). In addition, there may be legal requirements that limit the recipient’s Annuity Options and the timing of any payments. State unclaimed property regulations may shorten the amount of time a recipient has to make a death benefit election. A recipient should consult a qualified tax advisor before making a death benefit election.

The death benefit proceeds will be paid to the first among the following who is (1) living; or (2) an entity or corporation entitled to receive the death benefit proceeds, in the following order:

• Owner,

• Joint Owner,

• Beneficiary, or

• Contingent Beneficiary.

If a contract has Joint Owners, and the surviving Joint Owner dies before the Notice Date, the death benefit proceeds will be paid to the Beneficiary or Contingent Beneficiary. If none are living (or if there is no entity or corporation entitled to receive the death benefit proceeds), the proceeds will be payable to the Owner’s Estate.

Death Benefit Amount

The Death Benefit Amount is the standard death benefit and as of any Business Day before the Annuity Date, is equal to the Contract Value as of that Business Day. We calculate the Death Benefit Amount as of the Notice Date and the death benefit proceeds will be paid in accordance with the Death Benefit Proceeds section above.

See APPENDIX: STEPPED-UP DEATH BENEFIT AND STEPPED-UP DEATH BENEFIT II SAMPLE CALCULATIONS for an example of the calculation of the Death Benefit Amount.

Spousal Continuation

Generally, a sole designated recipient who is the Owner’s spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse’s death, or the Annuity Date, except in the case of a Qualified Contract issued under section 403 of the Code. The spousal continuation election must be made by the fifth anniversary of the death of the Contract Owner for Non-Qualified Contracts, or by December 31 of the calendar year in which the fifth anniversary of the Contract Owner’s death falls for Qualified Contracts. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit proceeds.

If an optional Death Benefit Rider is purchased. An Add-In Amount may be added to the death benefit proceeds if the surviving spouse continues the Contract. This “Add-In Amount” is the difference between the Contract Value and the death benefit proceeds that would have been payable. The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to or greater than the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. The Add-In Amount is not treated as a new Purchase Payment.

A Joint Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract. Under IRS Guidelines, once a surviving spouse continues the Contract, the Contract may not be continued again in the event the surviving spouse remarries. If you have purchased an optional living benefit Rider, please refer to the Rider attached to your Contract to determine how any guaranteed amounts may be affected when a surviving spouse continues the Contract.

Example: On the Notice Date, the Owner’s surviving spouse elects to continue the Contract. On that date, the death benefit proceeds were $100,000 and the Contract Value was $85,000. Since the surviving spouse elected to continue the Contract in lieu of receiving the death benefit proceeds, we will increase the Contract Value by an Add-In Amount of $15,000 ($100,000 - $85,000 = $15,000). If the Contract Value on the Notice Date was $100,000 or higher, then nothing would be added to the Contract Value.

The continuing spouse is subject to the same fees, charges and expenses applicable to the deceased Owner of the Contract.

Death of Annuitant

If an Annuitant (who is not an Owner) dies and there is a surviving Joint Annuitant, the surviving Joint Annuitant becomes the Annuitant. If there is no surviving Joint Annuitant but there is a Contingent Annuitant, the Contingent Annuitant becomes the Annuitant. If there is no surviving Joint Annuitant or Contingent Annuitant, the youngest Owner becomes the Annuitant, provided that the Owner is not a Non-Natural Owner. No death benefit will be paid, except as otherwise provided under the Death Benefit Proceeds section.

Death of Owner

If any Owner dies before the Annuity Date, the amount of the death benefit will be equal to the Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES – Contract Owner’s Estate section.

Non-Natural Owner

If you are a Non-Natural Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 or 403 of the Code, the Annuitant (either Annuitant if there are Joint Annuitants) will be treated as the Owner of the Contract for purposes of the

Non-Qualified Contract Distribution Rules. If there are Joint Annuitants, the death benefit proceeds will be payable on proof of death of the first annuitant. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner (however, under the terms of your Contract, you cannot change the Primary Annuitant). The Death Benefit Amount will be: (a) the Contract Value, if the Non-Natural Owner elects to maintain the Contract and reinvest the Contract Value into the contract in the same amount as immediately prior to the distribution; or (b) the Contract Value, less any Annual Fee, withdrawal charge and charges for premium taxes and/or other taxes, if the Non-Natural Owner elects a cash distribution and will be paid in accordance with the Death Benefits Proceeds section and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES - Non-Natural Persons as Owners section.

Non-Qualified Contract Distribution Rules

The Contract is intended to comply with all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, distribution of the death benefit proceeds must begin within 1 year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the 5th anniversary of the Contract Owner’s death, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within 1 year after the Owner’s death or, if permitted by the IRS, elect to receive a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 calendar days of our receipt of proof, In Proper Form, of the Owner’s death or, if earlier, 60 calendar days (or shorter period as we permit) prior to the 1st anniversary of the Owner’s death, the option to receive annuity payments is no longer available. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds in a lump sum, or through annuity payments for life, life with period certain, period certain only, or a scheduled payout option. Any life with period certain or period certain only option may not exceed the life expectancy of the Beneficiary. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot change or revoke the Owner’s instructions regarding the payment of death benefit proceeds.

Qualified Contract Distribution Rules

Under Treasury regulations and our administrative procedures, if the Contract is owned under a Qualified Plan as defined in Sections 401, 403, 457(b), 408, or 408A of the Code distributions to the Beneficiary must satisfy the Required Minimum Distribution (RMD) rules of Code Section 401(a)(9). For Owner/Annuitants who die after December 31, 2019, the RMD rules for Beneficiaries who inherit an account or IRA are different depending on whether the Beneficiary is an “Eligible Designated Beneficiary” (EDB) or not. An EDB includes a surviving spouse, a disabled individual, a chronically ill individual, a minor child, or an individual who is not more than 10 years younger than the Owner/Annuitant. Certain trusts created for the exclusive benefit of disabled or chronically ill Beneficiaries are included. These EDBs may take their distributions over the Beneficiary's life expectancy and those distributions must commence by December 31st of the year following the death of the Owner/Annuitant. However, minor children must still take remaining distributions within 10 years of reaching age 18. Additionally, a surviving spouse Beneficiary may delay commencement of distributions until the later of the end of the year that the Owner/Annuitant would have attained age 72, or when the surviving spouse turns 72.

The Owner may designate that the Beneficiary will receive death benefit proceeds in a lump sum, or through annuity payments period certain only. Period certain only annuity options are limited. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot change or revoke the Owner’s instructions regarding the payment of death benefit proceeds.

Designated Beneficiaries, who are not an EDB, must withdraw the entire account by the 10th calendar year following the death of the Owner/Annuitant.

Non-designated Beneficiaries must withdraw the entire account within 5 years of the Owner/Annuitant’s death if distributions have not begun prior to death unless the owner dies after commencing his or her RMD payments.

If the Owner/Annuitant dies after the commencement of RMDs (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the non-designated Beneficiary at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

You are responsible for monitoring distributions that must be taken to meet IRS guidelines.

The Owner may designate that the Beneficiary will receive death benefit proceeds in a lump sum, or through annuity payments for a Period Certain of 5 through 9 years. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot change or revoke the Owner’s instructions regarding the payment of death benefit proceeds.

Optional Death Benefit Riders

Riders are subject to availability and may be discontinued for purchase at any time. If we decide to discontinue offering an optional rider, we will amend this Prospectus. Before purchasing any rider, make sure you understand all of the terms and conditions and consult with your financial professional for advice on whether a rider is appropriate for you.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments for a rider. If we decide to no longer accept Purchase Payments for any rider, we will not accept subsequent Purchase Payments for your Contract and you will not be able to increase your Contract Value. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice. See the Subsequent Purchase Payments subsection of the riders for additional information.

You may not own both the Return of Purchase Payments Death Benefit Rider (Return of Purchase Payments II in California) and the Stepped-Up Death Benefit Rider (Stepped-Up Death Benefit II in California) at the same time. If you purchased the Earnings Enhancement Death Benefit Rider, you may also elect either the Return of Purchase Payments Death Benefit Rider (Return of Purchase Payments II in California) or the Stepped-Up Death Benefit Rider (Stepped-Up Death Benefit II in California).

Return of Purchase Payments Death Benefit

This Rider is not available for Contracts issued in California, See Return of Purchase Payments Death Benefit II below for Contracts issued in California.

This optional Rider allows you to have your Death Benefit Amount, as of the Notice Date, be the greater of the Contract Value or the Total Adjusted Purchase Payments. The Notice Date is the day on which we receive, In Proper Form, proof of death and instructions regarding payment of any death benefit proceeds. An Owner change may only be elected if the age of any new Owner is 85 years or younger on the effective date of the Owner change (see the Owner Change subsection below).

Purchasing the Rider

You may purchase this optional Rider at the time your application is completed and before your Contract is issued. You may not purchase this Rider after the Contract Date. This Rider may only be purchased if the age of each Owner and Annuitant is 85 or younger on the Contract Date. The rider charge is assessed and deducted daily as a percentage of your average daily Variable Account Value and will increase your Risk Charge. See the FEE TABLE and Optional Death Benefit Rider Charges subsection for more information.

Rider Terms

Total Adjusted Purchase Payments – The sum of all Purchase Payments made to the Contract, reduced by a Pro Rata Reduction for each prior withdrawal, including withdrawals under a withdrawal benefit rider or RMDs. This amount may be adjusted if there is an Owner change.

Pro Rata Reduction – The reduction percentage that is calculated at the time of the withdrawal by dividing the amount of each withdrawal by the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than the Total Adjusted Purchase Payments made into the Contract, may be greater than the actual amount withdrawn. See the APPENDIX: RETURN OF PURCHASE PAYMENTS DEATH BENEFIT AND RETURN OF PURCHASE PAYMENTS DEATH BENEFIT II DEATH BENEFIT for an example and description of how the Pro Rata Reduction is calculated.

How the Rider Works

Upon the death of the first Owner (any Annuitant for Non-Natural Owners), before the Annuity Date, the Death Benefit Amount under this rider will be equal to the greater of (a) or (b) below:

(a) the Contract Value as of the Notice Date.

(b) Total Adjusted Purchase Payments as of the Notice Date.

Owner Change

If there is an Owner change to someone other than the previous Owner’s spouse, to a Trust or non-natural entity where the Owner and Annuitant are not the same person prior to the Owner change, or if an Owner is added that is not the Owner’s spouse, the Total Adjusted Purchase Payments will be reset to equal the lesser of:

the Contract Value as of the effective date of the Owner change (“Change Date”), or

Total Adjusted Purchase Payments as of the Change Date.

After the Change Date, the Total Adjusted Purchase Payments will be increased by any Purchase Payments made after the Change Date and will be reduced by any Pro Rata Reduction for any withdrawals made after the Change Date. An Owner change to a Trust or non-natural entity where the Owner and the Annuitant are the same person prior to the Owner change will not trigger a reset.

Any death benefit paid under this Rider will be paid in accordance with the Death Benefit Proceeds subsection.

See the APPENDIX: RETURN OF PURCHASE PAYMENTS DEATH BENEFIT SAMPLE CALCULATIONS for an example of how the death benefit is calculated following an Owner change.

Termination

The Rider will remain in effect until the earlier of:

• the date you reduce your Contract Value to zero (0) through a withdrawal,

• when death benefit proceeds become payable under the Contract (except where the spouse of the deceased Owner continues the Contract, see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Spousal Continuation),

• the Contract is terminated in accordance with the provisions of the Contract, or

• the Annuity Date.

The Rider may not otherwise be cancelled.

Return of Purchase Payments Death Benefit II

This Rider is only available for Contracts issued in California.

This optional Rider allows you to have your Death Benefit Amount, as of the Notice Date, be the greater of the Contract Value or the Total Adjusted Purchase Payments. The Notice Date is the day on which we receive, In Proper Form, proof of death and instructions regarding payment of any death benefit proceeds.

Purchasing the Rider

You may purchase this optional Rider at the time your application is completed and before your Contract is issued. You may not purchase this Rider after the Contract Date. This Rider may only be purchased if the age of each Owner and Annuitant is 85 or younger on the Contract Date. The rider charge is assessed and deducted daily as a percentage of your average daily Variable Account Value and will increase your Risk Charge. See the FEE TABLE and Optional Death Benefit Rider Charges subsection for more information.

Rider Terms

Total Adjusted Purchase Payments – The sum of all Purchase Payments made to the Contract, reduced by a Pro Rata Reduction for each prior withdrawal, including withdrawals under a withdrawal benefit rider or RMDs.

Pro Rata Reduction – The reduction percentage that is calculated at the time of the withdrawal by dividing the amount of each withdrawal by the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than the Total Adjusted Purchase Payments made into the Contract, may be greater than the actual amount withdrawn. See the APPENDIX: RETURN OF PURCHASE PAYMENTS DEATH BENEFIT AND RETURN OF PURCHASE PAYMENTS DEATH BENEFIT II DEATH BENEFIT for an example and description of how the Pro Rata Reduction is calculated.

How the Rider Works

Upon the death of the first Annuitant, before the Annuity Date, the Death Benefit Amount under this rider will be equal to the greater of (a) or (b) below:

(a) the Contract Value as of the Notice Date.

(b) Total Adjusted Purchase Payments as of the Notice Date.

Any death benefit paid under this Rider will be paid in accordance with the Death Benefit Proceeds subsection.

See the APPENDIX: RETURN OF PURCHASE PAYMENTS DEATH BENEFIT SAMPLE CALCULATIONS for an example of how the death benefit is calculated.

Termination

The Rider will remain in effect until the earlier of:

• the date you reduce your Contract Value to zero (0) through a withdrawal,

• when death benefit proceeds become payable under the Contract (except where the spouse of the deceased Owner continues the Contract, see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Spousal Continuation),

• the Contract is terminated in accordance with the provisions of the Contract, or

• the Annuity Date.

The Rider may not otherwise be cancelled.

Stepped-Up Death Benefit

This Rider is not available for Contracts issued in California. See Stepped-Up Death Benefit II below for Contracts issued in California.

This optional Rider offers you the ability to lock in market gains for your beneficiaries with a stepped-up death benefit, which is the highest Contract Value on any previous Contract Anniversary (prior to the oldest Owner’s (or oldest Annuitant’s in the case of a Non-Natural Owner) 81st birthday) increased by the amount of additional Purchase Payments and decreased by withdrawals that you make.

Purchasing the Rider

You may purchase this optional Rider at the time your application is completed and before your Contract is issued. You may not purchase this Rider after the Contract Date. This Rider may only be purchased if the age of each Owner and Annuitant is 75 or younger on the Contract Date. An Owner change may only be elected if the age of any new Owner is 75 years or younger on the effective date of the Owner change (see the Owner Change subsection below). The rider charge is assessed and deducted daily as a percentage of your average daily Variable Account Value and will increase your Risk Charge. See the FEE TABLE and Optional Death Benefit Rider Charges subsection for more information.

How the Rider Works

Here are a few definitions regarding the Death Benefit Amount:

Total Adjusted Purchase Payments – The sum of all Purchase Payments made to the Contract, reduced by a Pro Rata Reduction for each prior withdrawal. This amount may be adjusted if there is an Owner change as described below.

Pro Rata Reduction – The reduction percentage that is calculated at the time of a withdrawal by dividing the amount of the withdrawal (including any applicable withdrawal charges) by the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than the Total Adjusted Purchase Payments made into the Contract, may be greater than actual amount withdrawn.

If you purchase this Rider, upon the death of any Owner (or any Annuitant in the case of a Non-Natural Owner), prior to the Annuity Date, the death benefit proceeds will be equal to the greater of (a) or (b) below:

(a) the Death Benefit Amount (as of the Notice Date) as described in the Death Benefit Amount section above.

The Death Benefit Amount as of any Business Day before the Annuity Date is equal to the greater of:

• your Contract Value as of that day, or

• the Total Adjusted Purchase Payments.

(b) the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of any Owner (or any Annuitant in the case of a Non-Natural Owner), prior to the Annuity Date. The Guaranteed Minimum Death Benefit Amount may be different if an Owner change occurs (see the Owner Change subsection below).

First we calculate what the Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent Contract Anniversary that occurs before death benefit proceeds become payable and before the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) reaches his or her 81st birthday (each of these Contract Anniversaries is a “Milestone Date”).

We then adjust the Death Benefit Amount for each Milestone Date by:

• adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

• subtracting a Pro Rata Reduction for each withdrawal that has occurred since that Milestone Date. The reduction made, when the Contract Value is less than aggregate Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase this Rider and no Owner change occurred as outlined in the Owner Change subsection below. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

Owner Change

If there is an Owner change to someone other than the previous Owner’s spouse, to a Trust or non-natural entity where the Owner and Annuitant are not the same person prior to the Owner change, or if an Owner is added that is not the Owner’s spouse, the Guaranteed Minimum Death Benefit Amount will be reset to equal the Total Adjusted Purchase Payments amount (under the Death Benefit Amount) on the effective date of the Owner change (the “Change Date”). An Owner change to a Trust or non-natural entity where the Owner and the Annuitant are the same person prior to the Owner change, will not trigger a reset.

On each Contract Anniversary after the Change Date and before the oldest Owner (annuitant in the case of a Non-Natural Owner) reaches his or her 81st birthday (each of these Contract Anniversaries is a “Milestone Date”), we recalculate the Death Benefit Amount for each Milestone Date and set it equal to the greater of:

• the Contract Value on that Contract Anniversary, or

• the Total Adjusted Purchase Payments on the Change Date.

• We then adjust the Death Benefit Amount for each Milestone Date by:

• adding the aggregate amount of Purchase Payments received by us since that Milestone Date, and

• subtracting a Pro Rata Reduction for each withdrawal that has occurred since that Milestone Date.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase this Rider. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

Any death benefit paid under this Rider will be paid in accordance with the Death Benefit Proceeds section above.

See APPENDIX: STEPPED-UP DEATH BENEFIT AND STEPPED-UP DEATH BENEFIT II SAMPLE CALCULATIONS for an example of how the death benefit is calculated following an Owner change.

Termination

The Rider will remain in effect until the earlier of:

• the date you reduce your Contract Value to zero (0) through a withdrawal,

• the date death benefit proceeds become payable under the Contract (unless Spousal Continuation is elected),

• the date the Contract is terminated in accordance with the provisions of the Contract, or

• the Annuity Date.

The Rider may not otherwise be cancelled.

Stepped-Up Death Benefit II

This Rider is only available for Contracts issued in California.

This optional Rider offers you the ability to lock in market gains for your beneficiaries with a stepped-up death benefit, which is the highest Contract Value on any previous Contract Anniversary (prior to the oldest Annuitant’s 81st birthday) increased by the amount of additional Purchase Payments and decreased by withdrawals that you make. The Guaranteed Minimum Death Benefit Amount described in this Rider will not be paid if an Owner dies who is not an Annuitant .

Purchasing the Rider

You may purchase this optional Rider at the time your application is completed and before your Contract is issued. You may not purchase this Rider after the Contract Date. This Rider may only be purchased if the age of each Owner and Annuitant is 75 or younger on the Contract Date. The rider charge is assessed and deducted daily as a percentage of your average daily Variable Account Value and will increase your Risk Charge. See the FEE TABLE and Optional Death Benefit Rider Charges subsection for more information.

How the Rider Works

Here are a few definitions regarding the Death Benefit Amount:

Total Adjusted Purchase Payments – The sum of all Purchase Payments made to the Contract, reduced by a Pro Rata Reduction for each prior withdrawal.

Pro Rata Reduction – The reduction percentage that is calculated at the time of a withdrawal by dividing the amount of the withdrawal (including any applicable withdrawal charges) by the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than the sum of all Purchase Payments made into the Contract, may be greater than actual amount withdrawn.

If you purchase this Rider at the time your application is completed, upon the death of the first Annuitant, prior to the Annuity Date, the death benefit proceeds will be equal to the greater of (a) or (b) below:

(a) the Death Benefit Amount (as of the Notice Date).

The Death Benefit Amount as of any Business Day before the Annuity Date is equal to the greater of:

• your Contract Value as of that day, or

• the Total Adjusted Purchase Payments.

(b) the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the first Annuitant prior to the Annuity Date:

First we calculate what the Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent Contract Anniversary that occurs before death benefit proceeds become payable and before the oldest Annuitant reaches his or her 81st birthday (each of these Contract Anniversaries is a “Milestone Date”).

We then adjust the Death Benefit Amount for each Milestone Date by:

• adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

• subtracting a Pro Rata Reduction for each withdrawal that has occurred since that Milestone Date. The reduction made, when the Contract Value is less than aggregate Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

If the death of the first Annuitant occurs before the first Milestone Date and before the Annuity Date, the death benefit proceeds will be equal to the Death Benefit Amount as of the Notice Date and the Guaranteed Minimum Death Benefit Amount will not apply

Any death benefit paid under this Rider will be paid in accordance with the Death Benefit Proceeds section above

See APPENDIX: STEPPED-UP DEATH BENEFIT AND STEPPED-UP DEATH BENEFIT II SAMPLE CALCULATIONS for an example of how the death benefit is calculated.

Termination

The Rider will remain in effect until the earlier of:

• the date a full withdrawal of the amount available for withdrawal is made under the Contract,

• the date death benefit proceeds become payable under the Contract (unless Spousal Continuation is elected),

• the date the Contract is terminated in accordance with the provisions of the Contract, or

• the Annuity Date.

The Rider may not otherwise be cancelled.

Earnings Enhancement Death Benefit (EEDB)

This Rider version is not available for Contracts issued in California. See the EEDB version below for Contracts issued in California.

This optional rider may provide for an additional amount based on Earnings (EEDB amount) to be included in the death benefit proceeds when such proceeds become payable. The EEDB amount is a percentage of Earnings based on the age of the Oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) as of the Rider Effective Date.

Purchasing the Rider

You may purchase this Rider on the Contract Date or within 60 calendar days after the Contract Date. If you purchase the Rider within 60 calendar days after the Contract Date, we will make the Rider Effective Date coincide with that Contract Date.

You may purchase this Rider only if the age of each Owner and Annuitant is 75 years or younger on the date of purchase. The date of purchase is the Rider Effective Date as shown in your Contract. If an Owner change is made and the age of any new Owner is older than 75 years on the effective date of the Owner change (see the Owner Change subsection below), the Rider will terminate. The rider charge is assessed annually as a percentage of your Variable Account Value and is deducted on a proportionate basis from your Variable Investment Options in arrears on your Contract Anniversary. See the FEE TABLE and Optional Death Benefit Rider Charges subsection for more information.

How the Rider Works

If you purchase this Rider, an Earnings Enhancement Death Benefit amount (EEDB Amount) is added to the death benefit proceeds when such proceeds become payable as a result of the death of an Owner (or any Annuitant in the case of a Non-Natural Owner).

If no Owner change has occurred, the EEDB Amount is calculated as follows:

If the age of the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 69 or younger on the Rider Effective Date, the EEDB Amount is equal to:

• 40% of Earnings

If the age of the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 70 to 75 on the Rider Effective Date, the EEDB Amount is equal to:

• 25% of Earnings

If there is an Owner change to someone other than the previous Owner’s spouse, to a Trust or non-natural entity where the Owner and Annuitant are not the same person prior to the Owner change, or if an Owner is added that is not the Owner’s spouse, the EEDB Amount is calculated as follows:

If the age of the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 69 or younger on the effective date of the Owner change (“Change Date”), the EEDB Amount is equal to:

• 40% of Earnings

If the age of the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 70 to 75 on the Change Date, the EEDB Amount is equal to:

• 25% of Earnings

In any event, for purposes of calculating the EEDB Amount, Earnings are equal to the Contract Value as of the date of death minus Remaining Purchase Payments.

An Owner change to a Trust or non-natural entity where the Owner and Annuitant are the same person prior to the Owner change, will not be treated as an Owner change for purposes of this Rider.

Remaining Purchase Payments is defined as (a), (b) or (c) below:

(a) If the Rider is effective on the Contract Date and there is no Owner change, Remaining Purchase Payments are equal to:

• the Initial Purchase Payment, plus

• any additional Purchase Payments added, minus

• the amount that each withdrawal exceeds the amount of Earnings in the Contract immediately prior to such withdrawal. Withdrawals are assumed to be taken first from Earnings, then from Purchase Payments.

(b) Owner Change - If the Rider is effective on the Contract Date and an Owner change occurred, Remaining Purchase Payments are equal to:

• the greater of the Contract Value as of the Change Date or the Remaining Purchase Payments defined in paragraph (a) above, plus

• any additional Purchase Payments added since the Change Date, minus

• the amount that each withdrawal taken after the Change Date exceeds the amount of Earnings in the Contract accumulated since the Change Date. Withdrawals are assumed to be taken from Earnings first, then from Purchase Payments.

(c) Spousal Continuation - If the Surviving Spouse continues the Contract and this Rider, Remaining Purchase Payments are equal to:

• the greater of the Contract Value on the Continuation Date or the Remaining Purchase Payments as defined in applicable paragraph (a) or (b) above, plus

• any additional Purchase Payments added to the Contract since the Continuation Date, minus

• the amount that each withdrawal taken after the Continuation Date exceeds the amount of Earnings in the Contract accumulated since the Continuation Date. Withdrawals are assumed to be taken first from Earnings, then from Purchase Payments.

If the Surviving Spouse of the deceased Owner continues the Contract in accordance with its terms and conditions, then all provisions of the Rider for the Surviving Spouse will be based on the age of the Surviving Spouse on the date the death benefit becomes payable under the Contract (the “Continuation Date”). If the Surviving Spouse is over age 75 on the Continuation Date, the Rider will not be continued for such Surviving Spouse and the benefits and charges provided by the Rider will no longer be applied.

See APPENDIX: EARNINGS ENHANCEMENT DEATH BENEFIT (EEDB) SAMPLE CALCULATIONS for a calculation of these values.

Subsequent Purchase Payments

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional riders that you may own while this Rider remains in effect.

Termination

Once purchased, the Rider will remain in effect until the earlier of:

• the date a full withdrawal of the amount available for withdrawal is made under the Contract,

• the date a death benefit becomes payable under the Contract (unless Spousal Continuation is elected) (the Notice Date),

• the date the Contract is terminated in accordance with the provisions of the Contract,

• the Change Date, if the new Owner is greater than age 75,

• the date the Contract is continued via the Spousal Continuation provision and the Surviving Spouse is over the age of 75 on the Continuation Date,

• the date that the Contract Value is reduced to zero as a result of a withdrawal (including a withdrawal to satisfy a Required Minimum Distribution or a withdrawal taken under any living benefit rider attached to the Contract), or

• the Annuity Date.

The Rider may not otherwise be cancelled.

Earnings Enhancement Death Benefit (EEDB) (For California)

This Rider version is only available for Contracts issued in California.

This optional rider may provide for an additional amount based on Earnings (EEDB amount) to be included in the death benefit proceeds when such proceeds become payable. The EEDB amount is a percentage of Earnings based on the age of the oldest Annuitant as of the Rider Effective Date.

Purchasing the Rider

You may purchase this Rider on the Contract Date or within 60 calendar days after the Contract Date. If you purchase the Rider within 60 calendar days after the Contract Date, we will make the Rider Effective Date coincide with that Contract Date.

You may purchase this Rider only if the age of each Owner and Annuitant is 75 years or younger on the date of purchase. The date of purchase is the Rider Effective Date as shown in your Contract. The rider charge is assessed annually as a percentage of your Variable Account Value and is deducted on a proportionate basis from your Variable Investment Options in arrears on your Contract Anniversary. See the FEE TABLE and Optional Death Benefit Rider Charges subsection for more information.

How the Rider Works

If you purchase this Rider, an Earnings Enhancement Death Benefit amount (EEDB Amount) is added to the death benefit proceeds when such proceeds become payable as a result of the death of any Annuitant.

The EEDB Amount is calculated as follows:

If the age of the oldest Annuitant was age 69 or younger on the Rider Effective Date, the EEDB Amount is equal to:

• 40% of Earnings

If the age of the oldest Annuitant was age 70 to 75 on the Rider Effective Date, the EEDB Amount is equal to:

• 25% of Earnings

For purposes of calculating the EEDB Amount, Earnings are equal to the Contract Value as of the date of death minus Remaining Purchase Payments.

Remaining Purchase Payments is defined as (a), or (b) below:

(a) If the Rider is effective on the Contract Date the Remaining Purchase Payments are equal to:

• the Initial Purchase Payment, plus

• any additional Purchase Payments added, minus

• the amount that each withdrawal exceeds the amount of Earnings in the Contract immediately prior to such withdrawal. Withdrawals are assumed to be taken first from Earnings, then from Purchase Payments.

(b) Spousal Continuation - If the Surviving Spouse continues the Contract and this Rider, Remaining Purchase Payments are equal to:

• the greater of the Contract Value on the Continuation Date or the Remaining Purchase Payments as defined in applicable paragraph (a) above, plus

• any additional Purchase Payments added to the Contract since the Continuation Date, minus

• the amount that each withdrawal taken after the Continuation Date exceeds the amount of Earnings in the Contract accumulated since the Continuation Date. Withdrawals are assumed to be taken first from Earnings accumulated since the Contract Continuation Date, then from Purchase Payments.

If the Surviving Spouse of the deceased Owner (or Surviving Spouse of the Annuitant in the case of a custodial owned IRA or TSA) continues the Contract in accordance with its terms and conditions, then all provisions of the Rider for the Surviving Spouse will be based on the age of the Surviving Spouse on the date the death benefit becomes payable under the Contract (the “Continuation Date”). If the Surviving Spouse is over age 75 on the Continuation Date, the Rider will not be continued for such Surviving Spouse and the benefits and charges provided by the Rider will no longer be applied.

See APPENDIX: EARNINGS ENHANCEMENT DEATH BENEFIT (EEDB) SAMPLE CALCULATIONS for a calculation of these values.

Subsequent Purchase Payments

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional riders that you may own while this Rider remains in effect.

Termination

Once purchased, the Rider will remain in effect until the earlier of:

• the date a full withdrawal of the amount available for withdrawal is made under the Contract,

• the date a death benefit becomes payable under the Contract (unless Spousal Continuation is elected) (the Notice Date),

• the date the Contract is terminated in accordance with the provisions of the Contract,

• the date the Contract is continued via the Spousal Continuation provision and the Surviving Spouse is over the age of 75 on the Continuation Date,

• the date that the Contract Value is reduced to zero as a result of a withdrawal (including a withdrawal to satisfy a Required Minimum Distribution or a withdrawal taken under any living benefit rider attached to the Contract), or

• the Annuity Date.

The Rider may not otherwise be cancelled.

WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract while the Owner (or Annuitant in the case of a Non-Natural Owner) is living and your Contract is in force. You may surrender your Contract and make a full withdrawal at any time. If you surrender your Contract it will be terminated as of the Effective Date of the withdrawal. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options. If you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions and THE GENERAL ACCOUNT.

Each partial withdrawal must be for $500 or more. Pre-authorized partial withdrawals must be at least $250, except for pre-authorized withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than $500, we also reserve the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, or if your partial withdrawal request is for an amount exceeding the amount available for withdrawal, as described in the Amount Available for Withdrawal section below, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds. However, we will not terminate your Contract if a partial withdrawal reduces the Net Contract Value to an amount less than $1,000 and there is a withdrawal benefit rider in effect. Partial withdrawals from any fixed option in any Contract Year may be subject to restrictions, such as from a fixed option under the DCA Plus program.

Amounts transferred or withdrawn from any fixed option may be delayed under extraordinary circumstances. See ADDITIONAL INFORMATION – Timing of Payments and Transactions.

Distributions made due to divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may result in a withdrawal charge assessment.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value (Contract Value less Contract Debt) at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, optional Rider Charges, withdrawal charge, and any charge for premium taxes and/or other taxes. The amount we send to you (your “withdrawal proceeds”) will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX ISSUES and THE GENERAL ACCOUNT. If you own the CoreIncome Advantage Select (Single or Joint) Rider, taking a withdrawal before the youngest Designated Life is age of 65 or a withdrawal that is greater than the allowed annual withdrawal amount under a rider, may result in adverse consequences such as a reduction in rider benefits, failure to receive lifetime withdrawals under the rider, or termination of the rider. If you own a death benefit rider, taking a withdrawal will reduce the benefits provided by the rider.

You assume investment risk on Purchase Payments in the Subaccounts. As a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Withdrawals Free of a Withdrawal Charge

Subject to the amount available for withdrawal provisions described above, during a Contract Year you may withdraw your Earnings plus your “eligible Purchase Payments” without incurring a withdrawal charge. Eligible Purchase Payments include 10% of all remaining Purchase Payments at the beginning of a Contract Year that have an “age” of less than 6 years, plus 10% of any Purchase Payments received during the Contract Year plus 100% of any remaining Purchase Payments that have an age of 6 years or more. Our calculations of the withdrawal charge deduct this “free 10%” from your “oldest” Purchase Payment that is still subject to the withdrawal charge. Withdrawals of mandatory required minimums from certain Qualified Plans and the maximum annual withdrawal amount allowed under a living benefit rider count towards the calculation of the free withdrawal amount for a Contract Year. Any portion of your eligible Purchase Payments not withdrawn during a Contract Year may not be carried over to the next Contract Year.

For example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $3,700 free of the withdrawal charge (your remaining Purchase Payments were $17,000, so 10% of that total equals $1,700, plus you had $2,000 of Earnings). After this withdrawal, your Contract Value is $15,300. In Contract Year 4, your Contract Value falls to $12,500; you may withdraw $1,530 (10% of $15,300; $15,300 represents the remaining Purchase Payments) free of any withdrawal charges.

The free 10% may also apply to redemptions made after the Annuity Date. See ANNUITIZATION – Choosing Your Annuity Option – Annuity Options for Free Withdrawal amounts that apply to redemptions after the Annuity Date.

Qualified Contracts have special restrictions on withdrawals. For purposes of determining the free withdrawal amounts, withdrawal of mandatory required distributions from certain Qualified Contracts are included within the calculations. For additional information, see Special Restrictions Under Qualified Plans below.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semi-annual or annual withdrawals. Currently, we are not enforcing the minimum Contract Value amount but we reserve the right to enforce the minimum amount in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum Contract Value amount. Each withdrawal must be for at least $250, except for withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a tax penalty of 10% if you have not reached age 59½. Pre-authorized withdrawals cannot be used to continue the Contract beyond the Annuity Date. See FEDERAL TAX ISSUES and THE GENERAL ACCOUNT. Additional information and options are set forth in the Pre-Authorized Withdrawals section of the SAI. If you have a guaranteed minimum withdrawal benefit rider in effect, pre-authorized withdrawals cannot take place on your Contract Anniversary.

Special Requirements for Withdrawals and Payments to Third Party Payees

Withdrawals may not be directed to individual third-party payees. If you wish to have a full or partial withdrawal check made payable to a third-party payee that is a financial institution, trust, or charity, you must provide complete instructions and the request may require an original signature and/or signature guarantee.

Special Restrictions Under Qualified Plans

Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your:

• severance from employment,

• death,

• disability as defined in Section 72(m)(7) of the Code,

• distributions upon termination of a Qualified Plan,

• reaching age 59½, or

• hardship as defined for purposes of Section 401 of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of a 403(b) plan, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results. This additional restriction does not apply to salary reduction contributions made, or investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a tax penalty of 10% if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX ISSUES - Tax Withholding for Qualified Contracts. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to withdrawals from Contracts issued to Qualified Plans are complex. We are not the administrator of any Qualified Plan. You should consult your qualified tax advisor and/or your Plan Administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will be effective at the end of the same Business Day that we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. Withdrawal requests received after the close of the New York Stock Exchange will be effective on the following Business Day. We will normally send the proceeds within 7 calendar days after your request is effective. See ADDITIONAL INFORMATION - Timing of Payments and Transactions. If a Purchase Payment is made by check and you submit a withdrawal request immediately afterwards, we may hold the check and the payment of any withdrawal proceeds may be delayed until we receive confirmation in our Service Center that your check has cleared. In general, a delay of the payment of withdrawal proceeds during the check hold period will not exceed ten Business Days after we receive your withdrawal request In Proper Form. If we delay the payment of withdrawal proceeds during the check hold period, we will calculate the value of your withdrawal proceeds as of the end of the Business Day we received your withdrawal request In Proper Form.

Tax Consequences of Withdrawals

All withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a qualified tax advisor before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX ISSUES - 10% Tax Penalty for Early Withdrawals.

Right to Cancel (“Free Look”)

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-calendar day period beginning on the calendar day you receive your Contract, but may vary if required by state law or if you are replacing another annuity contract or life insurance policy. The amount of your refund may be more or less than the Purchase Payments you have made. If a Purchase Payment is made by check other than a cashier’s check, we may hold the check and the payment of any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Service Center that your check has cleared. If you return your Contract and provide cancellation instructions and it is post-marked during the Free Look period, it will be cancelled as of the date we receive your Contract and cancellation instructions In Proper Form. In most states, you will then receive a refund of your Contract Value, based upon the next determined Accumulated Unit Value (AUV) after we receive your Contract for cancellation, plus a refund of any amount that may have been deducted as Contract fees and charges. Your refund amount may be subject to income tax consequences, which include tax penalties. You should consult with a qualified tax advisor before cancelling your Contract for a refund.

In some states we are required to refund your Purchase Payments. If your Contract was issued in such a state and you cancel your Contract during the Free Look period, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value. In addition, if your Contract was issued as an IRA and you return your Contract within 7 calendar days after you receive it, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value, plus any amount that may have been deducted as Contract fees and charges.

Your Purchase Payments are allocated to the Investment Options you indicated on your application, unless otherwise required by state law. If state law requires that your Purchase Payments must be allocated to Investment Options different than you requested (for example, California requires that the initial purchase payment be held in a money market fund if the purchaser is over the age of 60 and chose the return of Purchase Payments option at Contract purchase during the Free Look period), we will comply with state requirements. In this situation, your Purchase Payments will be held in the Fidelity® VIP Government Money Market Variable Investment Option. At the end of the Free Look period, we will allocate your Purchase Payments based on your allocation instructions.

See ADDITIONAL INFORMATION – State Considerations.

For replacement business, the Free Look period may be extended and the amount returned (Purchase Payment versus Contract Value) may be different than for non-replacement business. Please consult with your financial professional if you have any questions regarding your state’s Free Look period and the amount of any refund.

OPTIONAL LIVING BENEFIT RIDERS

General Information

Optional riders are subject to availability (including state availability) and may be discontinued for purchase at any time. If we decide to discontinue offering an optional rider, we will amend this Prospectus. Before purchasing any optional rider, make sure you understand all of the terms and conditions and consult with your financial professional for advice on whether an optional rider is appropriate for you. We reserve the right to only allow the purchase of an optional living benefit rider at Contract issue and will give prior written notice and amend the prospectus to reflect such a change. Your election to purchase an optional rider must be received In Proper Form.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any rider, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own, and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice. See the Subsequent Purchase Payments subsection of the riders for additional information.

Living benefit riders available through this Contract, for an additional cost, are categorized as guaranteed minimum withdrawal benefit or guaranteed minimum accumulation benefit riders. The following is a list of riders currently available:

Guaranteed Minimum Withdrawal Benefit

• CoreIncome Advantage Select (Single or Joint)

The guaranteed minimum withdrawal benefit riders focus on providing an income stream for life through withdrawals during the accumulation phase, if certain conditions are met. The riders vary in the rider charge, percentage that may be withdrawn each year, and how long the withdrawals may last (for example, for a single life or for joint lives). The riders also offer the potential to lock in market gains on each Contract Anniversary which may increase the annual amount you may withdraw each year under the rider. Such “locked-in” market gains are only used to calculate annual rider withdrawal limits and are not added to the Contract Value, withdrawable as a lump sum, payable as a death benefit, or used in calculating any annuity option under the Contract. For the CoreIncome Advantage (Single or Joint) Riders, if the Designated Life (or youngest Designated Life for joint versions) is at or above age 65, the riders provide an income stream regardless of market performance, even if your Contract Value is reduced to zero (due to withdrawals, fees, market performance, or otherwise). If every Designated Life (youngest Designated Life for joint versions) is below age 65 and your Contract Value goes to zero (due to withdrawals (except Excess Withdrawals), fees, market performance, or otherwise) before the Designated Life (youngest Designated Life for joint versions) reaches the age of 65, the rider will terminate without value and no further withdrawal may be made under the rider. Withdrawals made under the riders are from the Owner’s Contract Value until the Contract Value goes to zero. The Company is only required to make lifetime income payments to the Owner once the Contract Value is reduced to zero (unless due to Excess Withdrawals), which may never occur.

A guaranteed minimum withdrawal benefit rider may be purchased along with any available guaranteed minimum accumulation benefit rider and/or a guaranteed minimum death benefit rider. Working with your financial professional, see the individual rider descriptions after this section for complete information about each optional rider and its features and benefits.

The CoreIncome Advantage Select (Single) and (Joint) riders have investment allocation requirements. You can find the requirements in the Living Benefit Investment Allocation Requirements section of the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT.

Guaranteed Minimum Accumulation Benefit

• Investment Guard (5-Year Option) – 10% Buffer

• Investment Guard (7-Year Option) – 10% Buffer or 15% Buffer

• Investment Guard (10-Year Option) – 10% Buffer, 15% Buffer, or 20% Buffer

The guaranteed minimum accumulation benefit rider focuses on providing a level of protection against declines in Contract Value for a specified period of time, if certain conditions are met. If your Contract Value is less than the Protected Base at the end of the applicable term, we will make up the difference by making a one-time addition to your Contract Value. If an additional amount is added to your Contract Value, the amount will be equal to (a) the lesser of the difference between on the Contract Value on the last day of the applicable term and the Protected Base, or (b) the applicable Buffer Amount. If the Contract Value is greater than the

Protected Base at the end of the applicable term, no additional amount will be added to the Contract Value. Given the limitations on the crediting of subsequent purchase payments for rider purposes and investment allocation restrictions, the likelihood that an additional amount will be added to the Contract Value may be minimal. When you select an Investment Guard (5-Year Option, 7-Year Option, or 10-Year Option) rider, you must also select an available Buffer Percentage. Only one Buffer Percentage can be selected and cannot be changed during the term of the rider. Working with your financial professional, see the individual rider descriptions after this section for complete information about each optional rider and its features and benefits.

You can find complete information about each rider and its key features and benefits below.

You may purchase the Investment Guard Rider only at the time you submit your application. You may purchase the CoreIncome Advantage Select (Single) or (Joint) Rider on the Contract Date or on any Contract Anniversary and within 60 calendar days of the Contract Date or any Contract Anniversary. If you purchase the CoreIncome Advantage Select (Single) or (Joint) Rider, if available, within 60 calendar days after your Contract Date or any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary. Your purchase of a living benefit rider must be received In Proper Form. You can find complete purchasing and eligibility information about each living benefit rider in the Purchasing Your Rider subsection of each rider.

Distributions made due to a request for partial annuitization, divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect Rider benefits.

Taking a withdrawal before age 65 or a withdrawal that is greater than the annual withdrawal amount (except an RMD withdrawal) (“excess withdrawal”) after age 65 under the CoreIncome Advantage Select (Single and Joint) riders may result in adverse consequences such as a permanent reduction in Rider benefits, the failure to receive lifetime withdrawals under a Rider, or termination of the Rider.

Some broker/dealers may limit their clients from purchasing some living benefit riders based upon the client’s age or other factors. You should work with your financial professional to decide whether a living benefit rider is appropriate for you.

Taking a loan while an optional living benefit Rider is in effect will terminate your Rider. Work with your financial professional before taking a loan.

Work with your financial professional to review the different riders available for purchase, how they function, how the riders differ from one another, and to understand all of the terms and conditions of a living benefit rider prior to purchase.

Living Benefit Rider Investment Allocation Requirements

By adding an optional living benefit rider to your Contract, you agree to the investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Contract.

We currently do not offer any asset allocation programs or models. We reserve the right to add, remove or change allowable asset allocation programs or allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, fund liquidation, or to help protect our ability to provide the guarantees under these riders (for example, changes in an underlying fund’s investment objective and principal investment strategies, or changes in general market conditions). If you have already invested in an allowable Investment Option, a change to an existing allowable Investment Option will not require you to reallocate or transfer the total amount of Contract Value allocated to an affected Investment Option, except when an underlying fund is liquidated by a determination of its Board of Directors or by a fund substitution.

We will send you written notice in the event any transaction made by you will involuntarily cause the rider to terminate for failure to invest according to the investment allocation requirements. However, you will have 10 Business Days starting from the date of our written notice (“10 day period”), to instruct us to take appropriate corrective action to continue participation in an allowable asset allocation program or allowable Investment Options to continue the rider. If you take appropriate corrective action and continue the rider, the rider benefits and features available immediately before the terminating event will remain in effect.

Our right to add or remove allowable Investment Options, may limit the number of Investment Options that are available to you under your Contract in the future. We have the right to significantly reduce the number of allowable Investment Options even to a single conservative Investment Option. Please discuss with your financial professional if this Contract is appropriate for you given our right to make changes to the allowable Investment Options.

Certain of the asset allocation portfolios that are allowable Investment Options, including the Pacific Select Fund asset allocation portfolios, may use futures and options to reduce the portfolios’ equity exposure during periods when market indicators suggest high market volatility. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including periods when specified benchmark indexes are appreciating but market volatility is high. As a result, your Contract Value may increase less than it would have without these defensive actions.

The allowable Investment Options seek to minimize risk and may reduce overall volatility in investment performance, which may reduce investment returns, and may reduce the likelihood that we will be required to make payments under the optional benefit Riders. The reduction in volatility permits us to more effectively provide the guarantees under the Contract.

Multiple Rider Ownership

Only one guaranteed minimum withdrawal benefit rider may be owned or in effect at the same time. Only one guaranteed minimum accumulation benefit rider may be owned or in effect at the same time.

Withdrawal Benefit Rider Exchanges

Subject to availability, you may elect to exchange between the CoreIncome Advantage Select (Single) and CoreIncome Advantage Select (Joint) Riders on any Contract Anniversary.

When you elect an exchange, you are terminating your existing Rider and purchasing a new Rider. The Initial Protected Payment Base under the new Rider will be equal to the Contract Value on that Contract Anniversary. Generally, if your Contract Value is lower than the Protected Payment Base under your existing Rider, your election to exchange from one rider to another may result in a reduction in the Protected Payment Base and any applicable Protected Payment Amount and remaining balance of the annual Protected Payment Amount that may be applied. In other words, your existing Protected Base will not carryover to the new Rider. If you elect an exchange, you will be subject to the charge and the terms and conditions for the new Rider in effect at the time of the exchange. Only one exchange may be elected each Contract Year. In addition, there are withdrawal percentages and lifetime income age requirements that may differ between the Riders listed above. Work with your financial professional prior to electing an exchange.

CoreIncome Advantage Select (Single)

(This Rider is called the Guaranteed Withdrawal Benefit X Rider - Single Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary provided that on the Rider Effective Date:

• the Designated Life is 85 years of age or younger,

• the Owner and Annuitant is the same person (except for Non-Natural Owners),

• the Contract is not issued as an Inherited IRA, Inherited Roth IRA, Inherited TSA or Non-Qualified Life Expectancy (Stretch), and

• you allocate your entire Contract Value according to the investment allocation requirements in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT.

Joint Owners may not purchase this Rider.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Life – The person upon whose life the benefits of this Rider are based. The Owner/Annuitant (or youngest Annuitant in the case of a Non-Natural Owner) will be the Designated Life. The Designated Life cannot be changed; if a change occurs this Rider will terminate.

Early Withdrawal – Any withdrawal that occurs before the Designated Life is 65 years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life is age 65 or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the Designated Life is 65 years of age or older, the Protected Payment Amount is equal to 5.00% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 5.00% of the Protected Payment Base computed on that date. If the Designated Life is younger than 65 years of age, the Protected Payment Amount is equal to zero (0); however, once the Designated Life reaches age 65, the Protected Payment Amount will equal 5.00% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the Designated Life.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial

Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 65, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the Designated Life is 65 years of age or older, the Protected Payment Amount is 5.00% of the Protected Payment Base. If the Designated Life is younger than 65 years of age, the Protected Payment Amount is zero (0). Any allowable Protected Payment Amount remaining at the end of a Contract Year cannot be withdrawn during any following Contract Year.

The Protected Payment Base may change over time. An Automatic Reset will increase the Protected Payment Base to the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

The rider charge is a percentage of the Protected Payment Base and is based on the 10-Year Treasury Rate. The charge is assessed quarterly and deducted in arrears against your Variable Investment Options each Quarterly Rider Anniversary. See the FEE TABLE and CHARGES, FEES AND DEDUCTIONS—Optional Living Benefit Rider Charges for more information.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional rider, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the Designated Life is 65 years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 5.00% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in APPENDIX: COREINCOME ADVANTAGE SELECT (SINGLE) SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. If you would like to make an excess withdrawal and are uncertain how an excess withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction specific calculation showing the effect of the excess withdrawal.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES. – Qualified Contracts-General Rules - Taxes Payable.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX: COREINCOME ADVANTAGE SELECT (SINGLE) SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in APPENDIX: COREINCOME ADVANTAGE SELECT (SINGLE) SAMPLE CALCULATIONS for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life is younger than age 65 when the Contract Value is zero (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount, the Rider will terminate.

If the Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount (except that an RMD Withdrawal may exceed the Protected Payment Amount), fees, or market performance, the following will apply:

• the Protected Payment Amount will be paid each year until the date of death of the Designated Life or when a death benefit becomes payable under the Contract,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually, until the rider is terminated (see the Termination subsection),

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments and your annuity payments received may be less than the Protected Payment Amount you are entitled to receive for life under the Rider. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any subsequent Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase. Any Rider re-purchases are subject to the Rider terms and conditions at the time of re-purchase.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of the Designated Life or when a death benefit becomes payable under the Contract,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of an Excess Withdrawal (see Rider Terms), and the Designated Life is age 65 or older, or

• the day the Contract Value is reduced to zero if the Designated Life is younger than age 65.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX: COREINCOME ADVANTAGE SELECT (SINGLE) SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

CoreIncome Advantage Select (Joint)

(This Rider is called the Guaranteed Withdrawal Benefit X Rider – Joint Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary if you meet the following eligibility requirements:

• the Contract is issued as:

• Non-Qualified Contract (this Rider is not available if the Owner is a trust or other entity), except Non-Qualified Life Expectancy (Stretch), or

• Qualified Contract under Code Section 408(a), 408(k), 408A, 408(p) or 403(b), except for Inherited IRAs, Inherited Roth IRAs, Inherited TSAs, 401(a), 401(k), Individual(k), Keogh, or 457 plan.

• both Designated Lives are 85 years or younger,

• you allocate your entire Contract Value according to the investment allocation requirements in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT,

• the Contract must be structured so that upon the death of one Designated Life, the surviving Designated Life may retain or assume ownership of the Contract, and

• any Owner/Annuitant is a Designated Life (except for custodial owned IRA or TSA Contracts).

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

• a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary,

• Joint Owners, where the Owners are each other’s Spouses, or

• if the Contract is issued as a custodial owned IRA or TSA, the beneficial owner must be the Annuitant and the Annuitant’s Spouse must be designated as the sole primary Beneficiary under the Contract. The custodian, under a custodial owned IRA or TSA, for the benefit of the beneficial owner, may be designated as sole primary Beneficiary provided that the Spouse of the beneficial owner is the sole primary Beneficiary of the custodial account.

If this Rider is added on a Contract Anniversary, naming your Spouse as the Beneficiary to meet eligibility requirements will not be considered a change of Annuitant on the Contract.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Lives (each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, the Designated Life must:

• be the Owner (or Annuitant, in the case of a custodial owned IRA or TSA), or

• remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Early Withdrawal – Any withdrawal that occurs before the youngest Designated Life is 65 years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the youngest Designated Life is age 65 or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the youngest Designated Life is 65 years of age or older, the Protected Payment Amount is equal to 4.5% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 4.5% of the Protected Payment Base computed on that date. If the youngest Designated Life is younger than 65 years of age, the Protected Payment Amount is equal to zero (0). However, once the youngest Designated Life reaches age 65, the Protected Payment Amount will equal 4.5% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the youngest Designated Life.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law. If the Contract is a custodial owned IRA or TSA, the Annuitant’s spouse who is treated as the Annuitant’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner (or Annuitant in the case of a custodial owned IRA or TSA).

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 65, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the youngest Designated Life is 65 years of age or older, the Protected Payment Amount is 4.5% of the Protected Payment Base. If the youngest Designated Life is younger than 65 years of age, the Protected Payment Amount is zero (0). Any allowable Protected Payment Amount remaining at the end of a Contract Year cannot be withdrawn during any following Contract Year.

The Protected Payment Base may change over time. An Automatic Reset will increase the Protected Payment Base to the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

The rider charge is a percentage of the Protected Payment Base and is based on the 10-Year Treasury Rate. The charge is assessed quarterly and deducted in arrears against your Variable Investment Options each Quarterly Rider Anniversary. See the FEE TABLE and CHARGES, FEES AND DEDUCTIONS—Optional Living Benefit Rider Charges for more information.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional rider, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the youngest Designated Life is 65 years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 4.5% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in APPENDIX: COREINCOME ADVANTAGE SELECT (JOINT) SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. If you would like to make an excess withdrawal and are uncertain how an excess withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction specific calculation showing the effect of the excess withdrawal.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES– Qualified Contracts-General Rules - Taxes Payable.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX: COREINCOME ADVANTAGE SELECT (JOINT) SAMPLE CALCULATIONS for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only, and

• the youngest Designated Life is age 65 or older.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in APPENDIX: COREINCOME ADVANTAGE SELECT (JOINT) SAMPLE CALCULATIONS for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the youngest Designated Life is younger than age 65 when the Contract Value is zero (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the youngest Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the youngest Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount (except that an RMD Withdrawal may exceed the Protected Payment Amount), fees, or market performance, the following will apply:

• the Protected Payment Amount will be paid each year until the death of all Designated Lives eligible for lifetime benefits,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually, until the rider is terminated (see the Termination subsection),

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only or Joint and Survivor Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only or Joint and Survivor Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments and your annuity payments received may be less than the Protected Payment Amount you are entitled to receive for life under the Rider. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies and the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Rider terminates.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status, including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your financial professional and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract. See Rider Terms – Designated Lives above and ADDITIONAL INFORMATION – Changes to Your Contract.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of all Designated Lives eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

• if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day that neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA or TSA) (this bullet does not apply if this Rider is issued in California or Connecticut),

• in California and Connecticut, if neither Designated Life is an Owner (or Annuitant in the case of a Custodial owned IRA or TSA), upon the earlier of the death of the first Designated Life or when a death benefit becomes payable under the Contract,

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of an Excess Withdrawal (see Rider Terms) and the youngest Designated Life is age 65 or older, or

• the day the Contract Value is reduced to zero if the youngest Designated Life is younger than age 65.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX: COREINCOME ADVANTAGE SELECT (JOINT) SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Investment Guard (5-Year Option)

(This Rider is called the Guaranteed Minimum Accumulation Benefit in the Contract’s Rider.)

• 10% Buffer Percentage

Purchasing the Rider

You must obtain our approval before making an initial or additional Purchase Payment that will bring your total Purchase Payments equal to $1,000,000 or greater.

You may purchase the optional Rider on the Contract Date provided that on the Rider Effective Date:

• the age of any Owner and Annuitant on the date of purchase is 85 years or younger,

• the Rider Effective Date is at least 5 years before your selected Annuity Date, and

• you allocate your entire Contract Value according to the investment allocation requirements in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT.

The rider charge is a percentage of the Protected Base and is guaranteed not to change as long as you own the rider. The charge is assessed quarterly and deducted in arrears against your Variable Investment Options each Quarterly Rider Anniversary. See the FEE TABLE and CHARGES, FEES AND DEDUCTIONS—Optional Living Benefit Rider Charges for more information.

Rider Terms

Buffer Percentage – The maximum percentage of loss that the client is protected against. The available Buffer Percentage option for the 5 Year Option is 10%.

Buffer Amount – The Protected Base multiplied by the Buffer Percentage outlined in the Rider. The Buffer Amount is used to determine the additional amount at the end of a term.

Protected Base – The amount used to determine whether an additional amount is added to the Contract Value at the end of the Term.

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 5-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than the Protected Base. The additional amount will be equal to the lesser of:

(a) difference between the Contract Value on the last day of the Term and the Protected Base, or

(b) the Buffer Amount.

If the Contract Value is greater than the Protected Base at the end of the Term, no additional amount will be added to the Contract Value. Any additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions. Additional Purchase Payments made after the first year of a Term will not be included in the Protected Base. Any additional Purchase Payments made after the first year of a Term will increase the Contract Value and may reduce or eliminate the benefit provided by this Rider. Given the limitations on crediting of subsequent purchase payments for rider purposes and investment allocation restrictions, the likelihood that an additional amount will be added to the Contract Value may be minimal. Please discuss the advisability of making additional Purchase Payments after the first year of a Term with your financial professional.

The Protected Base is equal to (a) plus (b) minus (c) as indicated below:

(a) is the Contract Value at the start of the Term,

(b) is the amount of any subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals (including RMD withdrawals) made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Protected Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, the Contract Value is equal to the initial Purchase Payment. Any subsequent Purchase Payments received after the first year of a Term are not included in the Protected Base but will increase the Contract Value.

If, on the last day of the Term, the Contract is annuitized, a death benefit becomes payable under the Contract, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Protected Base.

Withdrawals (including RMD withdrawals) during the Term will reduce the Contract Value and the Protected Base. Withdrawals when the Contract Value is less than the Protected Base will result in a reduction of the Protected Base that is greater than the amount of the withdrawal which will reduce or may eliminate the benefit provided by the rider.

Subsequent Purchase Payments

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect. If we limit additional Purchase Payments, you may not be able to continue to invest in your Contract or Rider as planned by you and your financial professional. If we exercise this right, we will provide 30 days advance notice to the Owner.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates when a death benefit becomes payable under the Contract during the Term. If the surviving spouse continues the Contract, then the provisions of the Rider will continue until the end of the Term.

Termination

You cannot request a termination of the Rider. The Rider will automatically terminate at the end of the Term, or, if earlier on:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California),

• when a death benefit becomes payable under the Contract (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• the date the Contract is terminated according to the provisions of the Contract,

• the day a requested loan is processed,

• the date a full surrender is made under the Contract, or

• the Annuity Date.

If the Rider automatically terminates at the end of the Term, you may repurchase an Investment Guard rider (5-Year, 7-Year, or 10-Year Option) if all Owners and Annuitants meet the requisite age and Annuity Date purchase eligibility requirements, subject to availability and at the then current Annual Charge Percentage.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX: INVESTMENT GUARD SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Investment Guard (7-Year Option)

(This Rider is called the Guaranteed Minimum Accumulation Benefit in the Contract’s Rider.)

• 10% Buffer Percentage

• 15% Buffer Percentage

Purchasing the Rider

You must obtain our approval before making an initial or additional Purchase Payment that will bring your total Purchase Payments equal to $1,000,000 or greater.

You may purchase the optional Rider on the Contract Date provided that on the Rider Effective Date:

• the age of any Owner and Annuitant on the date of purchase is 85 years or younger,

• the Rider Effective Date is at least 7 years before your selected Annuity Date, and

• you allocate your entire Contract Value according to the investment allocation requirements in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT.

The rider charge is a percentage of the Protected Base and is guaranteed not to change as long as you own the rider. The charge is assessed quarterly and deducted in arrears against your Variable Investment Options each Quarterly Rider Anniversary. See the FEE TABLE and CHARGES, FEES AND DEDUCTIONS—Optional Living Benefit Rider Charges for more information.

Rider Terms

Buffer Percentage – The maximum percentage of loss that the client is protected against. The available Buffer Percentage options for the 7 Year Option are 10% and 15%. Only one Buffer Percentage may be chosen and cannot be changed during the Term of the rider.

Buffer Amount – The Protected Base multiplied by the Buffer Percentage outlined in the Rider. The Buffer Amount is used to determine the additional amount at the end of a term.

Protected Base – The amount used to determine whether an additional amount is added to the Contract Value at the end of the Term.

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 7-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than the Protected Base. The additional amount will be equal to the lesser of:

(a) difference between the Contract Value on the last day of the Term and the Protected Base, or

(b) the Buffer Amount.

If the Contract Value is greater than the Protected Base at the end of the Term, no additional amount will be added to the Contract Value. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions. Additional Purchase Payments made after the first year of a Term will not be included in the Protected Base. Any additional Purchase Payments made after the first year of a Term will increase the Contract Value and may reduce or eliminate the benefit provided by this Rider. Given the limitations on crediting of subsequent purchase payments for rider purposes and investment allocation restrictions, the likelihood that an additional amount will be added to the Contract Value may be minimal. Please discuss the advisability of making additional Purchase Payments after the first year of a Term with your financial professional.

The Protected Base is equal to (a) plus (b) minus (c) as indicated below:

(a) is the Contract Value at the start of the Term,

(b) is the amount of any subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals (including RMD withdrawals) made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Protected Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, the Contract Value is equal to the initial Purchase Payment. Any subsequent Purchase Payments received after the first year of a Term are not included in the Protected Base but will increase the Contract Value.

If, on the last day of the Term, the Contract is annuitized, a death benefit becomes payable under the Contract, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Protected Amount.

Withdrawals (including RMD withdrawals) during the Term will reduce the Contract Value and the Protected Base. Withdrawals when the Contract Value is less than the Protected Base will result in a reduction of the Protected Base that is greater than the amount of the withdrawal which will reduce or may eliminate the benefit provided by the rider. If a higher Buffer Percentage is in effect, a withdrawal will result in a larger deduction in the Buffered Amount than with a lower Buffer Percentage.

Subsequent Purchase Payments

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect. If we limit additional Purchase Payments, you may not be able to continue to invest in your Contract or Rider as planned by you and your financial professional. If we exercise this right, we will provide 30 days advance notice to the Owner.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates when a death benefit becomes payable under the Contract during the Term. If the surviving spouse continues the Contract, then the provisions of the Rider will continue until the end of the Term.

Termination

You cannot request a termination of the Rider. The Rider will automatically terminate at the end of the Term, or, if earlier on:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California),

• when a death benefit becomes payable under the Contract (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• the date the Contract is terminated according to the provisions of the Contract,

• the day a requested loan is processed,

• the date a full surrender is made under the Contract, or

• the Annuity Date.

If the Rider automatically terminates at the end of the Term, you may repurchase a Investment Guard rider (5-Year, 7-Year, or 10-Year Option) if all Owners and Annuitants meet the requisite age and Annuity Date purchase eligibility requirements, subject to availability and at the then current Annual Charge Percentage.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX: INVESTMENT GUARD SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Investment Guard (10-Year Option)

(This Rider is called the Guaranteed Minimum Accumulation Benefit in the Contract’s Rider.)

• 10% Buffer Percentage

• 15% Buffer Percentage

• 20% Buffer Percentage

Purchasing the Rider

You must obtain our approval before making an initial or additional Purchase Payment that will bring your total Purchase Payments equal to $1,000,000 or greater.

You may purchase the optional Rider on the Contract Date provided that on the Rider Effective Date:

• the age of any Owner and Annuitant on the date of purchase is 85 years or younger,

• the Rider Effective Date is at least 10 years before your selected Annuity Date, and

• you allocate your entire Contract Value according to the investment allocation requirements in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT.

The rider charge is a percentage of the Protected Base and is guaranteed not to change as long as you own the rider. The charge is assessed quarterly and deducted in arrears against your Variable Investment Options each Quarterly Rider Anniversary. See the FEE TABLE and CHARGES, FEES AND DEDUCTIONS—Optional Living Benefit Rider Charges for more information.

Rider Terms

Buffer Percentage – The maximum percentage of loss that the client is protected against. The available Buffer Percentage options for the 10 Year Option are 10%, 15%, and 20%. Only one Buffer Percentage may be chosen and cannot be changed during the Term of the rider.

Buffer Amount – The Protected Base multiplied by the Buffer Percentage outlined in the Rider. The Buffer Amount is used to determine the additional amount at the end of a term.

Protected Base – The amount used to determine whether an additional amount is added to the Contract Value at the end of the Term.

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than the Protected Base. The additional amount will be equal to the lesser of:

(a) difference between the Contract Value on the last day of the Term and the Protected Base, or

(b) the Buffer Amount.

If the Contract Value is greater than the Protected Base at the end of the Term, no additional amount will be added to the Contract Value. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions. Additional Purchase Payments made after the first year of a Term will not be included in the Protected Base. Any additional Purchase Payments made after the first year of a Term will increase the Contract Value and may reduce or eliminate the benefit provided by this Rider. Given the limitations on crediting of subsequent purchase payments for rider purposes and investment allocation restrictions, the likelihood that an additional amount will be added to the Contract Value may be minimal. Please discuss the advisability of making additional Purchase Payments after the first year of a Term with your financial professional.

The Protected Base is equal to (a) plus (b) minus (c) where:

(a) is the Contract Value at the start of the Term,

(b) is the amount of any subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals (including RMD withdrawals) made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Protected Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, the Contract Value is equal to the initial Purchase Payment. Any subsequent Purchase Payments received after the first year of a Term are not included in the Protected Base but will increase the Contract Value.

If, on the last day of the Term, the Contract is annuitized, a death benefit becomes payable under the Contract, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Protected Base.

Withdrawals (including RMD withdrawals) during the Term will reduce the Contract Value and the Protected Base. Withdrawals when the Contract Value is less than the Protected Base will result in a reduction of the Protected Base that is greater than the amount of the withdrawal which will reduce or may eliminate the benefit provided by the rider. If a higher Buffer Percentage is in effect, a withdrawal will result in a larger deduction in the Buffered Amount than with a lower Buffer Percentage.

Subsequent Purchase Payments

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect. If we limit additional Purchase Payments, you may not be able to continue to invest in your Contract or Rider as planned by you and your financial professional. If we exercise this right, we will provide 30 days advance notice to the Owner.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates when a death benefit becomes payable under the Contract during the Term. If the surviving spouse continues the Contract, then the provisions of the Rider will continue until the end of the Term.

Termination

You cannot request a termination of the Rider. The Rider will automatically terminate at the end of the Term, or, earlier on:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California),

• when a death benefit becomes payable under the Contract (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• the date the Contract is terminated according to the provisions of the Contract,

• the day a requested loan is processed,

• the date a full surrender is made under the Contract, or

• the Annuity Date.

If the Rider automatically terminates at the end of the Term, you may repurchase an Investment Guard rider (5-Year, 7-Year, or 10-Year Option) if all Owners and Annuitants meet the requisite age and Annuity Date purchase eligibility requirements, subject to availability and at the then current Annual Charge Percentage.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX: INVESTMENT BENEFIT SAMPLE CALCULATIONS. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, mutual funds, broker-dealer operations, and investment advisory services.

Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

Our subsidiary, Pacific Select Distributors, LLC (PSD) serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers whose financial professionals are authorized by state insurance departments to sell the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Separate Account A

Separate Account A is a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.” We established the Separate Account under the laws of the state of California. The Separate Account is maintained under the laws of the state of Nebraska.

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Income, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of our other assets. The assets of the Separate Account may not be used to pay any liabilities of ours other than those arising from the Contracts. We are obligated to pay all amounts promised to investors under the Contracts.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

Information regarding the Funds available through the Separate Account, including the Fund name, investment objective, the investment adviser and any sub-adviser, current expenses, and performance is available in an appendix to this Prospectus. See the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT. Each Fund has issued a prospectus that contains more detailed information about each Fund, and may be found at www.PacificLife.com.

FEDERAL TAX ISSUES

The following summary of federal income tax issues is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable foreign, state or local tax laws. We do not make any guarantee regarding the tax status, federal, foreign, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax advisor for complete information and advice before purchasing a Contract. Additional tax information is included in the More on Federal Tax Issues section in the SAI. We reserve the right to amend this Contract without the Owner’s consent to reflect any clarifications that may be needed or are appropriate to maintain its tax qualification or to conform this Contract to any applicable changes in the tax qualification requirements.

Diversification Requirements and Investor Control

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract and qualify for tax deferral. We believe the underlying Variable Investment Options for the contract meet these requirements. Details on these diversification requirements appear in the Fund SAIs.

In addition, for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of investor control the contract owner would not derive the tax benefits normally associated with variable annuities. For more information regarding investor control, please refer to the contract SAI.

Taxation of Annuities – General Provisions

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Non-Qualified Contracts – General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax advisor if you are purchasing a Qualified Contract.

Taxes Payable

A Contract Owner is not taxed on the increases in the value of a Contract until an amount is received or deemed to be received. An amount could be received or deemed to be received, for example, if there is a partial distribution, a lump sum distribution, an Annuity payment or a material change in the Contract or if any portion of the Contract is transferred, pledged or assigned. See the Addition of Optional Rider or Material Change to Contract section below. Increases in Contract Value that are received or deemed to be received are taxable to the Contract Owner as ordinary income. Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Fund are automatically reinvested in such Fund unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Any taxable distribution of the investment income from your Contract may also be subject to a net investment income tax of 3.8%. This tax applies to various investment income such as interest, dividends, royalties, payments from annuities, and the disposition of property, but only to the extent a taxpayer’s modified adjusted gross income exceeds certain thresholds ($200,000 for individuals/$250,000 if married filing jointly). Please speak to your tax advisor about this tax.

Non-Natural Persons as Owners

If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be subject to current tax on annual increases in Contract Value at ordinary income rates unless some other exception applies. Certain entities, such as some trusts, may be deemed to be acting as agents for natural persons. Corporations, including S corps, C corps, LLCs, partnerships and FLPs, and tax-exempt entities are non-natural persons that will not be deemed to be acting as agents for natural persons.

Addition of Optional Rider or Material Change to Contract

The addition of a rider to the Contract, or a material change in the Contract’s provisions, such as a change in Contract ownership or an assignment of the Contract, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause a taxable event or the Contract to lose certain grandfathered tax status. Please contact your tax advisor for more information.

Taxes Payable on Withdrawals Prior to the Annuity Date

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Purchase Payments reduced by non-taxable amounts previously received (investment in the Contract), and then as nontaxable recovery of your Purchase Payments. Therefore, you include in your gross income the smaller of: a) the amount of the partial withdrawal, or b) the amount by which your Contract Value immediately before you receive the distribution exceeds your investment in the Contract at that time.

Exceptions to this rule are distributions in full discharge of your Contract (a full surrender) or distributions from contracts issued and investments made before August 14, 1982.

If at the time of a partial withdrawal your Contract Value does not exceed your investment in the Contract, then the withdrawal will not be includable in gross income and will simply reduce your investment in the Contract.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. You should consult your tax advisor for additional information regarding taking a partial or a full distribution from your Contract.

Multiple Contracts (Aggregation Rule)

Multiple Non-Qualified Contracts that are issued after October 21, 1988, by us or our affiliates to the same Owner during the same calendar year are treated as one Contract for purposes of determining the taxation of distributions (the amount includable in gross income under Code Section 72(e)) prior to the Annuity Date from any of the Contracts. A Contract received in a tax-free exchange under Code Section 1035 may be treated as a new Contract for this purpose. For Contracts subject to the Aggregation Rule, the values of the Contracts and the investments in the Contracts should be added together to determine the taxation under Code Section 72(e). Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. The Treasury Department has specific authority under Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for withdrawals prior to the Annuity Date through the serial purchase of Contracts or otherwise. As of the date of this Prospectus there are no regulations interpreting these aggregation provisions.

10% Tax Penalty Applicable to Certain Withdrawals and Annuity Payments

The Code provides that the taxable portion of a withdrawal or other distribution may be subject to a tax penalty equal to 10% of that taxable portion unless the withdrawal is:

• made on or after the date you reach age 59½,

• made by a Beneficiary after your death,

• attributable to your becoming disabled,

• any payments annuitized using a life contingent annuity option,

• attributable to an investment in the Contract made prior to August 14, 1982, or

• any distribution that is a part of a series of substantially equal periodic payments (Code Section 72(q) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or life expectancies) of you and your designated beneficiary.

Additional exceptions may apply to certain Qualified Contracts (see Taxes Payable on Annuity Payments and the applicable Qualified Contracts).

Taxes Payable on Optional Rider Charges

It is our understanding that the charges relating to any optional rider are not subject to current taxation and we will not report them as such. However, Treasury or the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any optional rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with Treasury Regulations or IRS guidance.

Distributions After the Annuity Date

After you annuitize, a portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a tax penalty.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a tax penalty if taken prior to age 59½.

For periodic (annuity) payments, we will default your state tax withholding (as applicable) based upon the marital status and allowance(s) provided for your federal taxes or, if no withholding instructions are provided, we will default to your resident state’s prescribed withholding default (if applicable). Please consult with a tax advisor for additional information, including whether your resident state has a specific version of the W-4P form that should be submitted to us with state-specific income tax information.

Distributions to Beneficiary After Contract Owner’s Death

Generally, the same tax rules apply to amounts received by the Beneficiary as those that apply to the Contract Owner, except that the early withdrawal tax penalty does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions.

If death occurs after the Annuity Date, but before the expiration of a period certain option, the Beneficiary will recover the balance of the Investments as payments are made and may be allowed a deduction on the final tax return for the unrecovered Investments. A lump sum payment taken by the Beneficiary in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Investments would be subject to income tax.

Contract Owner’s Estate

Generally, any amount payable to a Beneficiary after the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. If the inclusion of the value of the Contract triggers a federal estate tax to be paid, the Beneficiary may be able to use a deduction called Income in Respect of Decedent (IRD) in calculating the income taxes payable upon receipt of the death benefit proceeds. In addition, designation of a non-spouse Beneficiary who either is 37½ or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax (GSTT) consequences under section 2601 of the Code. You should consult with a qualified tax advisor if you have questions about federal estate tax, IRD, or GSTT.

Gifts of Annuity Contracts

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax reporting to the donor on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% early withdrawal tax penalty and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Tax Withholding for Non-Qualified Contracts

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal income tax obligations. For nonperiodic distributions, you will have the option to provide us with withholding information at the time of your withdrawal request. If you do not provide us with withholding information, we will generally withhold 10% of the taxable distribution amount and remit it to the IRS. For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding according to the then current defaults for marital status and number of exemptions. State and local withholding may apply different defaults and will be determined by applicable law.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents.

Please call (800) 722-4448 with any questions about the required withholding information. Financial professionals may call us at (800) 722-2333.

Tax Withholding for Non-resident Aliens or Non U.S. Persons

Taxable distributions to Contract Owners who are non-resident aliens or other non U.S. persons are generally subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. Prospective foreign owners are advised to consult with a tax advisor regarding the U.S., state and foreign tax treatment of a Contract. Currently, we require all Contract Owners to be a U.S. person (citizen) or a U.S. resident alien.

Exchanges of Non-Qualified Contracts (1035 Exchanges)

You may make your initial or an additional Purchase Payment through an exchange of an existing annuity contract or endowment life insurance contract pursuant to Section 1035 of the Code (a 1035 exchange). The exchange can be affected by completing the Transfer/ Exchange form, indicating in the appropriate section of the form that you are making a 1035 exchange and submitting any applicable state replacement form. The form is available by calling your financial professional, by calling our Contract Owner number at (800) 722-4448, or on our website at www.PacificLife.com. Financial professionals can call (800) 722-2333. Once completed, the form should be mailed to us. If you are making an initial Purchase Payment, a completed Contract application should also be attached.

A post-death 1035 exchange of Non-Qualified assets may be available for beneficiaries who have elected to receive lifetime payments under Section 72(s) of the Code. Note that we reserve the right to restrict the maximum issue age for this type of transaction. Additionally, we will not accept additional purchase payments or allow a change in ownership (including collateral assignment requests) for a Contract issued via a post-death 1035 exchange of Non-Qualified assets.

In general terms, Section 1035 of the Code provides that no gain or loss is recognized when you exchange one annuity or life insurance contract for another annuity contract. Transactions under Section 1035, however, may be subject to special rules and may require special procedures and record keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax advisor prior to affecting a 1035 exchange.

Partial 1035 Exchanges and Annuitization

A partial exchange is the direct transfer of only a portion of an existing annuity’s Contract Value to a new annuity contract. Under Rev. Proc. 2011-38 a partial exchange will be treated as tax-free under Code Section 1035 if there are no distributions, from either annuity, within 180 calendar days after the partial 1035 exchange. Any distribution taken during the 180 calendar days may jeopardize the tax-free treatment of the partial exchange. Such determination will be made by the IRS, using general tax principals, to determine the substance, and thus the treatment of the transaction. In addition, annuity payments that are based on one or more lives or for a period of 10 or more years (as described in Code Section 72(a)(2)) will not be treated as a distribution from either the old or new contract when determining whether the tax treatment described in Rev. Proc. 2011-38 will apply. Rev. Proc. 2011-38 applies to partial exchanges and partial annuitizations on or after October 24, 2011.

You should consult your tax advisor prior to affecting a partial 1035 exchange or a partial annuitization.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you are an individual and expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there may be federal income tax advantages in purchasing such a Contract. This is because any increase in Contract Value is not subject to current taxation. Income taxes are deferred until the money is withdrawn, at which point taxation occurs only on the gain from the investment in the Contract. With income taxes deferred, you may accumulate more money over the long term through a variable annuity than you may through non-tax-deferred investments. The advantage may be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

When withdrawals or distributions are taken from the variable annuity, the gain is taxed as ordinary income. This may be a potential disadvantage because money that had been invested in other types of assets may qualify for a more favorable federal tax rate. For example, the tax rate applicable both to the sale of capital gain assets held more than 1 year and to the receipt of qualifying dividends by individuals is a maximum of 20% (as low as 0% for lower-income individuals). In contrast, an ordinary income tax rate of up to 37% applies to taxable withdrawals on distributions from a variable annuity. Also, withdrawals or distributions taken from a variable annuity prior to attaining age 59½ may be subject to a tax penalty equal to 10% of the taxable portion, although exceptions to the tax penalty may apply.

An owner of a variable annuity cannot deduct or offset losses on transfers to or from Subaccounts, or at the time of any partial withdrawals. Additionally, if you surrender your Contract and your Net Contract Value is less than the aggregate of your investments in the Contract (reduced by any previous non-taxable distributions), you cannot deduct the ordinary income loss as a miscellaneous itemized deduction subject to the 2% floor of AGI. This provision of the 2017 Tax Cuts and Jobs Act is effective for taxable years beginning after December 31, 2017 and sunsets after 2025. Consult with your tax advisor regarding the impact of federal income taxes on your specific situation.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to investments in your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

Given the uncertainty of future changes in applicable federal, state or local tax laws, we cannot appropriately describe the effect a tax law change may have on taxes that would be attributable to the Separate Account or your Contract.

Qualified Contracts – General Rules

The Contracts are available to a variety of Qualified Plans and IRAs. Tax restrictions and consequences for Contracts under each type of Qualified Plan and IRAs differ from each other and from those for Non-Qualified Contracts. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans and IRAs. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

Tax Deferral

It is important to know that Qualified Plans such as 401(k)s, as well as IRAs, are already tax-deferred. Therefore, an annuity contract should be used to fund an IRA or Qualified Plan to benefit from the annuity’s features other than tax deferral. Other benefits of using a variable annuity to fund a Qualified Plan or an IRA include the lifetime income options, guaranteed death benefit options and the ability to transfer among Investment Options without sales or withdrawal charges. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan or IRA.

Taxes Payable

Generally, amounts received from Qualified Contracts are taxed as ordinary income under Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions (if any). Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated as ordinary income. Different rules apply for Roth IRAs. Consult your tax advisor before requesting a distribution from a Qualified Contract.

10% Tax Penalty for Early Withdrawals

Generally, distributions from IRAs and Qualified Plans that occur before you attain age 59½ are subject to a 10% tax penalty imposed on the amount of the distribution that is includable in gross income, with certain exceptions. These exceptions include distributions:

• made to a beneficiary after the owner’s/participant’s death,

• attributable to the owner/participant becoming disabled under Section 72(m)(7),

• that are part of a series of substantially equal periodic payments (also referred to as SEPPs or 72(t) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary, and commence after you have separated from service (if payments are made from a qualified retirement plan),

• for certain higher education expenses (IRAs only),

• used to pay for certain health insurance premiums or medical expenses (IRAs only),

• for costs related to the purchase of your first home (IRAs only), and

• (except for IRAs) made to an employee after separation from service if the employee separates from service during or after the calendar year in which he or she attains age 55 (or age 50 in the case of a qualified public safety employee).

Tax Withholding for Qualified Contracts

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, that are permitted to be rolled over to an eligible retirement plan, are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless the distributee directs the transfer of such amounts in cash to another Qualified Plan or a traditional IRA.

Distributions that are not an eligible rollover distribution include:

• any distribution that is a minimum distribution required under the Code, which includes any annuity payment made on or after January 1 of the year you turn age 72 (or 70 ½ if born prior to July 1, 1949);

• any portion of the distribution that is not includable in gross income because it is a return of any after-tax contributions;

• any distribution that is part of a series of substantially equal periodic payments made over your life or the lives or you and your designated beneficiary, or made for fixed period of at least 10 years.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to 10% federal withholding unless the distributee elects not to have withholding apply.

For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding according to the then current defaults for marital status and number of exemptions. State and local withholding may apply different defaults and will be determined by applicable law.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents.

IRAs and Other Qualified Contracts with Optional Benefit Riders

As of the date of this Prospectus, there are special considerations for purchases of any optional living or death benefit riders. Treasury Regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these Regulations do not prohibit the living or death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has living or death benefit riders and is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, section 401 plans, section 403(b), 457(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The IRS could take the position that the enhanced death benefits provided by optional benefit riders are not incidental. In addition, to the extent that the optional benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the optional benefit riders are not subject to current taxation and we will not report them as such. However, Treasury or the IRS may determine that these charges should be treated as partial withdrawals subject to current income taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with Treasury Regulations or IRS guidance.

Required Minimum Distributions

Treasury Regulations provide that you cannot keep assets in Qualified Plans or IRAs indefinitely. Eventually they are required to be distributed; at that time (the Required Beginning Date (RBD)), Required Minimum Distributions (RMDs) are the amount that must be distributed each year. The information below is for Qualified Contracts held in either a Qualified Plan, or IRA, prior to the annuity start date.

Under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant no later than the Owner/Annuitant’s RBD, or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his beneficiary) must begin no later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 72 (or 70½ if born prior to July 1, 1949). The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reaches age 72 (or 70½ if born prior to July 1, 1949), or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

The Treasury Regulations require that all IRA holders and Qualified Plan Participants (with one exception discussed below) use the Uniform Lifetime Table to calculate their RMDs.

The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these Regulations, the IRA owner does not need to actually have a named beneficiary when they reach the RBD.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

Required Minimum Distributions for Beneficiaries

For Owner/Annuitants who died prior to January 1, 2020, their designated beneficiaries calculate RMDs using the Single Life Table (Table I, Appendix B, Publication 590-B, Distributions from Individual Retirement Arrangements (IRAs)). The table provides a life expectancy factor based on the beneficiary’s age. The account balance is divided by this life expectancy factor to determine the first RMD. The life expectancy is reduced by one for each subsequent year.

For Owner/Annuitants who die after December 31, 2019, the RMD rules for beneficiaries who inherit an account or IRA are different depending on whether the beneficiary is an “eligible designated beneficiary” or not. An eligible designated beneficiary includes a surviving spouse, a disabled individual, a chronically ill individual, a minor child, or an individual who is not more than 10 years younger than the account owner. Certain trusts created for the exclusive benefit of disabled or chronically ill beneficiaries are included. These eligible designated beneficiaries may take their distributions over the beneficiary's life expectancy. However, minor children must still take remaining distributions within 10 years of reaching age 21. Additionally, a surviving spouse beneficiary may delay commencement of distributions until the later of the end of the year that the Owner/Annuitant would have attained age 72, or the surviving spouse’s RBD.

Designated beneficiaries, who are not an eligible designated beneficiary, must withdraw the entire account by the 10th calendar year following the death of the Owner/Annuitant. IRS and Treasury have released proposed regulations that require a beneficiary to take distributions “at least as rapidly” as the Owner/Annuitant died after his RBD and had begun receiving minimum distributions. These proposed regulations require the beneficiary to continue receiving distributions during the 10 years following the Owner/Annuitant’s death. Please consult your tax advisor for more information about these new proposed regulations and the impact they may have on your situation.

Non-designated beneficiaries must withdraw the entire account within 5 years of the Owner/Annuitant’s death if distributions have not begun prior to death. For IRA distributions, see Publication 590-B, Distribution from Individual Retirement Arrangements (IRAs).

The CARES Act waived RMDs for 2020. This waiver applies to the Owner/Annuitant, as well as to the Beneficiary of an Inherited IRA. If a Beneficiary was subject to the 5 year rule, he or she can now waive the distribution for 2020, effectively taking distributions over a 6-year period rather than a 5-year period.

Actuarial Value

In accordance with Treasury Regulations, RMDs and Roth IRA conversions may be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the Contract. As a result, RMDs and taxes due on Roth IRA Conversions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

RMDs and Annuity Options

For retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of RMDs as annuity payments under Annuity Options 2 and 4 generally may be:

• no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 72 (or 70½ if born prior to July 1, 1949), and

• must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, and

• may be further limited to comply with the RMD requirements for beneficiaries (e.g., the 10-year rule).

Under Annuity Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Code Section 403(b) with respect to amounts that accrued after December 31, 1986.

Annuity payments made on or after January 1st of the year the Owner/Annuity turns 72 (or 70½ if born prior to July 1, 1949) are considered RMDs and are therefore not eligible rollover distributions. The Owner/Annuitant may not request a direct or indirect rollover of any annuity payment made on or after this date.

In order to comply with RMD regulations, some riders or benefits may not be available for your Contract.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if yours is a Qualified Contract that is:

• not subject to Title 1 of ERISA,

• issued under Section 403(b) of the Code, and

• issued under a Plan that permits Loans (a “Loan Eligible Plan”).

We urge you to consult with a qualified tax advisor prior to effecting any loan transaction under your Contract. See ADDITIONAL INFORMATION – Loans and More on Federal Tax Issues – Loans in the SAI for more information on loans.

IRAs and Qualified Plans

The following is only a general discussion about types of IRAs and Qualified Plans for which the Contracts may be available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax advisor. You should also consult with a qualified tax advisor and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities (“IRAs”)

In addition to “traditional” IRAs established under Code Section 408, there are SEP IRAs under Code Section 408(k), Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Also, Qualified Plans under Section 401, 403(b), or 457(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans.

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year, the persons who may be eligible to contribute, when rollovers are available and when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis.

Annual contributions are generally allowed for persons who have compensation (as defined by the Code) of at least the contribution amount. Distributions of minimum amounts specified by the Code and Treasury Regulations must commence by April 1 of the calendar year following the calendar year in which you attain age 72 (or 70½ if born prior to July 1, 1949). Failure to make mandatory minimum distributions may result in imposition of a 50% tax penalty on any difference between the required distribution amount and the amount actually distributed. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds (such as proceeds from existing insurance policies, annuity contracts or securities) from certain existing Qualified Plans into your traditional IRA if those funds are in cash. This will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you may wish to have cash transferred directly from the insurance company or plan trustee to your traditional IRA.

SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plan”) is a type of IRA established under Code Section 408(p)(2). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each participant of the SIMPLE Plan. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59½. In addition, the tax penalty is increased to 25% for amounts received or rolled to another IRA or Qualified Plan during the 2-year period beginning on the date an employee first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by their employer. Contributions to a SIMPLE IRA will generally include employee salary deferral contributions and employer contributions. Distributions from a SIMPLE IRA may be transferred to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, 403(b), a 457(b) or other Qualified Plan after the required 2-year period.

SEP-IRAs

A Simplified Employee Pension (SEP) is an employer sponsored retirement plan under which employers are allowed to make contributions toward their employees’ retirement, as well as their own retirement (if the employer is self-employed). A SEP is a type of IRA established under Code Section 408(k). Under a SEP, a separate IRA account called a SEP-IRA is set up by or for each eligible employee and the employer makes the contribution to the account. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59½.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax advisor.

In accordance with recent changes in laws and regulations, at the time of either a full or partial conversion from a Traditional IRA annuity to a Roth IRA annuity, the determination of the amount to be reported as income will be based on the annuity contract’s “fair market value”, which will include all front-end loads and other non-recurring charges assessed in the 12 months immediately preceding the conversion, and the actuarial present value of any additional contract benefits.

One IRA Rollover Per Year

Effective January 1, 2015, the IRS will only permit a taxpayer to complete one 60-day indirect IRA-to-IRA rollover per 12 month period. This means that a taxpayer could not make a 60-day indirect IRA-to-IRA rollover if he or she had made such a rollover involving any of the taxpayer's IRAs in the preceding 1-year period. The limit will apply by aggregating all of the individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This rule does not affect the ability of an IRA owner to transfer funds from one IRA trustee directly to another, because such a transfer is not a rollover (but rather a direct transfer) and therefore, is not subject to the one-rollover-per-year limitation of Code Section 408(d)(3)(B). For additional information, see IRS Announcements 2014-15 and 2014-32. Always confirm with your own tax advisor whether this rule impacts your circumstances.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

Tax Sheltered Annuities (“TSAs”)

Employees of certain tax-exempt organizations, such as public schools or hospitals, may defer compensation through an eligible plan under Code Section 403(b). Salary deferral amounts received from employers for these employees are excludable from the employees’ gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59½, severance from employment, death, disability, or financial hardship. Code Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.

In accordance with Code Section 403(b) and the regulations, we are required to provide information regarding contributions, loans, withdrawals, and hardship distributions from your Contract to your 403(b) employer or an agent of your 403(b) employer, upon request. In addition, prior to processing your request for certain transactions, we are required to verify certain information about you with your 403(b) employer (or if applicable, former 403(b) employer) which may include obtaining authorization from either your employer or your employer’s third party administrator.

Section 457(b) Non-Qualified Deferred Compensation Plans

Certain employees of governmental entities or tax-exempt employers may defer compensation through an eligible plan under Code Section 457(b). Contributions to a Contract of an eligible plan are subject to limitations. Subject to plan provisions and a qualifying triggering event, assets in a 457(b) plan established by a governmental entity may be transferred or rolled into an IRA or another Qualified Plan, if the Qualified Plan allows the transfer or rollover. If a rollover to an IRA is completed, the assets become subject to IRA rules, including the 10% penalty on distributions prior to age 59½. Assets from other plans may be rolled into a governmental 457(b) plan if the 457(b) plan allows the rollover and if the investment provider is able to segregate the assets for tax reporting purposes. Consult both the distributing plan and the receiving plan prior to making this election. Assets in a 457(b) plan set up by a tax exempt employer may not be rolled to a different type of Qualified Plan or IRA at any time.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Funds held by the Subaccounts. We may vote on any matter voted on at shareholders’ meetings of the Funds. However, our current interpretation of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your “voting interest”) in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Fund held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Fund held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions. If we hold shares of a Fund in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Fund held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates. As a result of proportional voting, the votes cast by a small number of Contract Owners may determine the outcome of a vote.

We may elect, in the future, to vote shares of the Funds held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Fund shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:

• your Contract Value allocated to the Subaccount corresponding to that Fund, divided by

• the net asset value per share of that Fund.

Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if yours is a Qualified Contract that is:

• not subject to Title 1 of ERISA,

• issued under Section 403(b) of the Code, and

• issued under a Plan that permits Loans (a “Loan Eligible Plan”).

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

• 50% of the amount available for withdrawal under this Contract (see WITHDRAWALS – Optional Withdrawals – Amount Available for Withdrawal), or

• $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

If your request for a loan is processed, you will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. The net amount of interest you pay on your loan will be 2% annually.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrues daily beginning on the calendar day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions. The Contract Debt is not available to pay for any Contract charges while in the Loan Account.Your loan, including principal and accrued interest, generally must be repaid in quarterly installments and loan repayments are not considered Purchase Payments.

Loans may have a negative impact on Contract Value and the Death Benefit as the amount held in the Loan Account will not be invested in the Variable Investment Options. Taking a loan while an optional living benefit rider is in effect will terminate your Rider. Work with your financial professional before taking a loan. For more information about loans, including the consequences of loans, loan procedures, loan terms and repayment terms, see Federal Tax Issues – Loans in the SAI.

We may change these loan provisions to reflect changes in the Code or interpretations thereof. We urge you to consult with a qualified tax advisor prior to effecting any loan transaction under your Contract.

Changes to Your Contract

Contract Owner(s)

Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax advisor before effecting such a transfer. A change to or from joint Contract ownership is considered a transfer of ownership. If your Contract is Non-Qualified, you may change Contract ownership at any time prior to your Annuity Date. You may name a different Owner or add or remove a Joint Owner. A Contract cannot name more than two Contract Owners at any time. Any newly-named Contract Owners must be under the age of 86 at the time of change or addition. Additionally, further age limitations may apply if the Contract was issued with an optional death benefit rider. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under a Contract with Joint Owners require approval from both Owners. Contract ownership changes may change the Stepped-Up Death Benefit and Stepped-Up Death Benefit II calculations. See DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits. In addition, Contract ownership changes may terminate certain optional living benefit riders. See the Termination subsection for a particular Rider in the OPTIONAL LIVING BENEFIT RIDERS section. Work with your financial professional prior to making any ownership changes.

If your Contract is Qualified under Code Sections 401 or 457(b), the Qualified Plan must be the sole Owner of the Contract and the ownership cannot be changed unless and until a triggering event has been met under the terms of the Qualified Plan. Upon such event, the ownership can only be changed to the Annuitant. If your Contract is Qualified under Code Sections 408 and 403(b), you must be the sole Owner of the Contract and no changes can be made.

Annuitant and Contingent or Joint Annuitant

Once your Contract is issued, your sole Annuitant or Joint Annuitants cannot be changed. For certain Contracts, you may only add a Joint Annuitant on the Annuity Date. Certain changes may be permitted in connection with Contingent Annuitants. See ANNUITIZATION – Selecting Your Annuitant. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is the person(s) or entity who may receive death benefit proceeds under your Contract before the Annuity Date or any remaining annuity payments after the Annuity Date if any Owner (or Annuitant in the case of a Non-Natural Owner) dies. See the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section for additional information regarding death benefit payouts. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of any Owner (or Annuitant in the case of a Non-Natural Owner), as applicable. Any change or addition will generally take effect only when we receive all necessary documents, In Proper Form, and we record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded. Under our administrative procedures, a signature guarantee and/or other verification of identity or authenticity may be required when processing a claim payable to a Beneficiary.

Spousal consent may be required to change an IRA Beneficiary. If you are considering removing a spouse as a Beneficiary, it is recommended that you consult your legal or tax advisor regarding any applicable state or federal laws prior to requesting the change. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries. If your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, contact your Plan Administrator for details. We require that Contracts issued under Code Sections 401 and 457(b) name the Plan as Beneficiary. If the Plan is unable to set up a trust account for Beneficiary payouts, we will pay the designated Plan Beneficiary under certain conditions. If you leave no surviving Beneficiary or Contingent Beneficiary, your estate will receive any death benefit proceeds under your Contract.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Funds becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Fund will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to substitute shares of any Fund that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Fund, shares of another investment company or series of another investment company, or another investment vehicle. Required approvals of the SEC and applicable state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A and any new Subaccounts may invest in Funds of a Fund or in other investment vehicles. Availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

• cease offering any Subaccount;

• add or change designated investment companies or their funds, or other investment vehicles;

• add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Subaccount;

• permit conversion or exchanges between funds and/or classes of contracts based on the Owners’ requests;

• add, remove or combine Subaccounts;

• combine the assets of any Subaccount with any other of our separate accounts or of any of our affiliates;

• register or deregister Separate Account A or any Subaccount under the 1940 Act;

• operate any Subaccount as a managed investment company under the 1940 Act, or any other form permitted by law;

• run any Subaccount under the direction of a committee, board, or other group;

• restrict or eliminate any voting rights of Owners with respect to any Subaccount or other persons who have voting rights as to any Subaccount;

• make any changes required by the 1940 Act or other federal securities laws;

• make any changes necessary to maintain the status of the Contracts as annuities under the Code;

• make other changes required under federal or state law relating to annuities;

• suspend or discontinue sale of the Contracts; and

• comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at (800) 722-4448 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time on any Business Day. Financial professionals may call us at (800) 722-2333.

Please send your forms and written requests or questions to our Service Center:

Pacific Life Insurance Company

P.O. Box 2378

Omaha, Nebraska 68103-2378

If you are submitting a Purchase Payment or other payment by mail, please send it, along with your application if you are submitting one, to our Service Center at the following address:

Pacific Life Insurance Company

P.O. Box 2290

Omaha, Nebraska 68103-2290

If you are using an overnight delivery service to send payments, please send them to our Service Center at the following address:

Pacific Life Insurance Company

6750 Mercy Road, RSD

Omaha, Nebraska 68106

The effective date of certain notices or of instructions is determined by the date and time on which we receive the notice or instructions In Proper Form. In those instances when we receive electronic transmission of the information on the application from your financial professional’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. In those instances when information regarding your Purchase Payment is electronically transmitted to us by the broker-dealer, we will consider the Purchase Payment to be received by us on the Business Day we receive the transmission of the information. Please call us if you or your financial professional have any questions regarding which address you should use.

We reserve the right to process any Purchase Payment received at an incorrect address when it is received at either the address indicated in your Contract specification pages or the appropriate address indicated in the Prospectus.

Purchase Payments after your initial Purchase Payment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will be effective at the end of the same Business Day that we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. We may also require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; or an executed application or confirmation of application, as applicable, In Proper Form is not received by us; or, to protect you or us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment In Proper Form. You should call your financial professional or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or, to the extent available, electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines may be busy or access to our website may be unavailable during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the Internet may be out of service or unavailable during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, on any Business Day will usually be effective at the end of that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor any Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone or electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

The authorization to make transactions by telephone or, to the extent available, electronically, will terminate when we receive notification of your death, and telephone or electronic transactions will no longer be accepted.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, reports, annual statements, statements and immediate confirmations, tax forms, proxy solicitations, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all contract documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. For jointly owned contracts, both owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

• There is no charge for electronic delivery, although your Internet provider may charge for Internet access.

• You should provide a current e-mail address and notify us promptly when your e-mail address changes.

• You should update any e-mail filters that may prevent you from receiving e-mail notifications from us.

• You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

• For jointly owned contracts, all information will be provided to the e-mail address that is provided to us.

• Electronic delivery will be cancelled if e-mails are returned undeliverable.

• This consent will remain in effect until you revoke it.

If you are currently enrolled in this service, please call (800) 722-4448 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address. You may opt out of electronic delivery at any time.

Timing of Payments and Transactions

For withdrawals, including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within 7 calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following Business Day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. Payments (including fixed annuity payments), withdrawals or transfers from the General Account (including any fixed-rate General Account Investment Option) may be delayed for up to six months after the request is effective. See THE GENERAL ACCOUNT for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Purchase Payments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal and living benefit rider Automatic or Owner Elected Resets/Step-Ups. Periodically, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, any fixed option values, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized investment program, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. You may also access these statements online.

If you suspect an error on a confirmation or quarterly statement, you must notify us in writing as soon as possible, preferably within 30 calendar days of receiving the transaction confirmation or, if the transaction is first confirmed on the quarterly statement, within 30 calendar days of receiving the quarterly statement. When you write, tell us your name, contract number and a description of the suspected error.

You will also be sent an annual and semi-annual report (shareholder reports) for the Funds and a list of the securities held in each Funds, as required by the 1940 Act; or more frequently if required by law.

Contract Owner Mailings. To help reduce expenses, environmental waste and the volume of mail you receive, only one copy of Contract Owner documents (such as the prospectus, supplements, announcements, and each annual and semi-annual report) may be mailed to Contract Owners who share the same household address (Householding). If you are already participating, you may opt out by contacting us. Please allow 30 calendar days for regular delivery to resume. You may also elect to participate in Householding by writing or calling us. The current documents are available on our website any time or an individual copy of any of these documents may be requested – see the last page of this Prospectus for more information.

Distribution Arrangements

PSD, a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Contracts. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Contracts.

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Contracts through their financial professionals. PSD pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual financial professional who sells you a Contract typically will receive a portion of the compensation, under the financial professional’s own arrangement with his or her broker-dealer. Broker-dealers may generally receive aggregate commissions of up to 8.00% of your aggregate Purchase Payments. Under certain circumstances where PSD pays lower initial commissions, certain broker dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual) which will take into account, among other things, the Account Value and the length of time Purchase Payments have been held under a Contract. A trail commission is not anticipated to exceed 1.50%, on an annual basis, of the Account Value considered in connection with the trail commission.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker-dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the contracts, payments for providing conferences or seminars, sales or training programs for invited financial professionals and other employees, payments for travel expenses, including lodging, incurred by financial professionals and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, or promotions in which participating firms and their salespersons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to financial professionals of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and financial professional market the Contracts.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates may be more or less than the overall compensation on similar or other products. This may influence your financial professional or broker-dealer to present this Contract over other investment vehicles available in the marketplace. You may ask your financial professional about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Contract.

Service Arrangements

We have entered into services agreements with certain Funds, or Fund affiliates, which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Funds purchased by us at Contract Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.25% and each Fund (or Fund affiliate) may not pay the same annual percentage (some may pay significantly less). Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Contracts.

American Century Services, LLC pays us for each American Century Variable Portfolios, Inc. portfolio (Class II) held by our separate accounts. American Funds Insurance Series pays us for each American Fund Insurance Series portfolio (Class 4 and Class P2) held by our separate accounts. BlackRock Distributors, Inc. pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class I and Class III) held by our separate accounts. Fidelity Distributors Corporation pays us for each Fidelity® Variable Insurance Products Fund portfolio (Service Class and Service Class 2) held by our separate accounts. First Trust Variable Insurance Trust and First Trust Advisors L.P. pay us for each First Trust Variable Insurance Trust portfolio (Class I) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 2 and Class 4) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pay us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Ivy Distributors, Inc. pays us for each Ivy Variable Insurance Portfolio (Class II) held by our separate accounts. Janus Henderson Investors US LLC, pays us for each Janus Aspen Series portfolio (Service Shares) held by our separate accounts. JPMorgan Investment Management Inc. pays us for each JPMorgan Insurance Trust portfolio (Class 2) held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust portfolio (Class II) held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Lord Abbett Series Fund, Inc. portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Neuberger Berman BD LLC pays us for each Neuberger Berman Advisers Management Trust portfolio (Class S) held by our separate accounts. Pacific Investment Management Company LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class) held by our separate accounts. State Street Global Advisors Funds Distributors, LLC, pays us for each State Street Variable Insurance Series Funds, Inc. portfolio (Class 3) held by our separate accounts. Van Eck Securities Corporation, pays us for each VanEck VIP Trust portfolio (Class S) held by our separate accounts.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

State Considerations

Certain Contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, Riders, charges or fees are available or will vary under your Contract. These variations are reflected in your Contract and in Riders or Endorsements to your Contract. See your financial professional or contact us for specific information that may be applicable to your state.

See the Termination subsections of the CoreIncome Advantage Select (Single and Joint) riders for Connecticut Owner change distinctions.

Arizona. For Owners 65 years of age or older on the application date, the Free Look period is calendar 30 days.

California. Variations for California are set forth below:

SPECIAL TERMS

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life will also be used to determine death benefits and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants. If you name Joint Annuitants, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated. If the Contract is a Non-Qualified Contract, you cannot change the Annuitant. You may add a Joint Annuitant only on the Annuity Date.

Beneficiary – A person who may have a right to receive any death benefit proceeds before the Annuity Date or any remaining annuity payments after the Annuity Date, if any owner or Annuitant dies.

Contingent Annuitant – A Contingent Annuitant is not available for California issued Contracts. Any references to a Contingent Annuitant do not apply to California issued Contracts.

Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights.

OVERVIEW OF THE CONTRACT

The Death Benefit

Generally, the Contract provides a death payout upon the first death of an Owner or the death of the sole surviving Annuitant, whichever occurs first, during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions. To whom we pay a death benefit, and how we calculate the death benefit amount depends on who dies first and the type of Contract you own. For more information about the death benefit see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits.

Earnings Enhancement Death Benefit (EEDB)

This optional Rider may provide for an additional amount (EEDB Amount) to be included in the death benefit proceeds when such proceeds become payable as a result of an Annuitant’s death. You may buy this Rider when you buy your Contract or within 60 calendar days after the Contract Date. If you buy this Rider within 60 calendar days after the Contract Date, we will make the Rider Effective Date coincide with that Contract Date.

For more information about EEDB see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Earnings Enhancement Death Benefit (EEDB).

BUYING YOUR CONTRACT

The maximum age of a Contract Owner/Annuitant, including Joint Owners and Joint Annuitants, for which a Contract will be issued is 85. The Contract Owner’s age is calculated as of his or her last birthday. If any Contract Owner or Annuitant named in the application for a Contract dies and we are notified of the death before we issue the Contract, then we will return the amount we received. If we issue the Contract and are subsequently notified after issuance that the death occurred prior to issue, then the application for the Contract and/or any Contract issued will be deemed cancelled and a refund will be issued. The refund amount will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death of the Contract Owner or Annuitant, plus a refund of any amount used to pay premium taxes and/or any other taxes. Any refunded assets may be subject to probate.

CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No front-end sales charge is imposed on any Purchase Payment which means the entire amount of your Purchase Payment is allocated to the Investment Options you selected. Your Purchase Payments may, however, be subject to a withdrawal charge. This charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. This amount is deducted proportionately among all Investment Options from which the withdrawal occurs. See the Choosing Your Annuity Option – Annuity Options section for withdrawal charges that may apply to redemptions after the Annuity Date. No withdrawal charge is imposed on:

• the free withdrawal amount (see WITHDRAWALS – Withdrawals Free of a Withdrawal Charge),

• death benefit proceeds, except as provided under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Non- Natural Owner section in this State Considerations section for certain Non-Natural Owners,

• amounts converted after the 1st Contract Anniversary to an Annuity Option (see ANNUITIZATION – Choosing Your Annuity Option), unless guaranteed variable annuity payments under Annuity Option 2 or 4 are subsequently redeemed (see ANNUITIZATION – Choosing Your Annuity Option), or

• withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract.

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions and THE GENERAL ACCOUNT.

ANNUITIZATION

Selecting Your Annuitant

When you submit your Contract application, you must choose a sole Annuitant or Joint Annuitants. You must make your choices based on the following:

• If you are buying a Non-Qualified Contract, you may choose yourself as the Annuitant, another person as the Annuitant, or you may choose Joint Annuitants. If you do not choose Joint Annuitants when your Contract is issued, you may only add a Joint Annuitant on the Annuity Date.

• If you are buying a Qualified Contract, you must be the sole Annuitant. You may only add a Joint Annuitant on the Annuity Date.

No Annuitant (sole or Joint) may be named upon or after reaching his or her 86th. We reserve the right to require proof of age or survival of the Annuitant(s).

DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS

Death Benefits

Death benefit proceeds may be payable before the Annuity Date upon the death of the first Annuitant or of any Contract Owner while the Contract is in force. Any death benefit payable will be calculated on the “Notice Date”, which is the day on which we receive proof of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple Beneficiaries, death benefit proceeds will be calculated when we first receive proof of death and instructions from any Beneficiary. The death benefit proceeds still remaining to be paid to other Beneficiaries will fluctuate with the performance of the underlying Investment Options. See the Death of First Annuitant and Death of Owner subsection below for payout amount information.

Death Benefit Proceeds

Death benefit proceeds will be payable on the Notice Date. Such proceeds will be reduced by any Contract Debt and if proceeds are used to purchase an Annuity Option from us, any charge for premium taxes and/or other taxes. The death benefit proceeds may be payable in a single sum, as an Annuity Option available under the Contract, towards the purchase of any other Annuity Option we then offer, or in any other manner permitted by the IRS and approved by us. The sole surviving Annuitant’s spouse may continue the Contract (see Death Benefits – Spousal Continuation). In addition, there may be legal requirements that limit the recipient’s Annuity

Options and the timing of any payments. State unclaimed property regulations may shorten the amount of time a recipient has to make a death benefit election. A recipient should consult a qualified tax advisor before making a death benefit election.

The death benefit proceeds will be paid to the first among the following who is (1) living; or (2) an entity or corporation entitled to receive the death benefit proceeds, in the following order:

• Owner,

• Joint Owner,

• Beneficiary, or

• Contingent Beneficiary.

If a contract has Joint Owners, and the surviving Joint Owner dies before the Notice Date, the death benefit proceeds will be paid to the Beneficiary or Contingent Beneficiary. If none are living (or if there is no entity or corporation entitled to receive the death benefit proceeds), the proceeds will be payable to the Owner’s Estate.

Death of First Annuitant

If the first Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section.

Death of Owner

If the Owner (who is not also an Annuitant) dies before the Annuity Date and prior to the death of an Annuitant, the death benefit amount paid will be the Contract Value (the Death Benefit Amount will not apply) as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section above and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES - Non-Qualified Contracts – General Rules section.

Death Benefit Amount

We calculate the Death Benefit Amount as of the Notice Date and the death benefit proceeds will be paid in accordance with the Death Benefit Proceeds section above.

Here are a few definitions regarding the Death Benefit Amount:

Total Adjusted Purchase Payments – The sum of all Purchase Payments made to the Contract, reduced by a Pro Rata Reduction for each prior withdrawal.

Pro Rata Reduction – The reduction percentage that is calculated at the time of a withdrawal by dividing the amount of the withdrawal (including any applicable withdrawal charges) by the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than the sum of all Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

The Death Benefit Amount as of any Business Day before the Annuity Date is equal to the greater of:

• your Contract Value as of that day, or

• the Total Adjusted Purchase Payments.

See APPENDIX: STEPPED-UP DEATH BENEFIT AND STEPPED UP BENEFIT II SAMPLE CALCULATIONS.

Spousal Continuation

Generally, a sole designated recipient who is the spouse of the deceased Annuitant or Owner may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) rather than receive the proceeds in a lump sum and continue the Contract until the earliest of the spouse’s death, or the Annuity Date, except in the case of a Qualified Contract issued under section 403 of the Code. The spousal continuation election must be made by the fifth anniversary of the death of the Contract Owner for Non-Qualified Contracts, or by December 31 of the calendar year in which the fifth anniversary of the Contract Owner’s death falls for Qualified Contracts. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit proceeds.

This “Add-In Amount” is the difference between the Contract Value and the death benefit proceeds that would have been payable. The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to or greater than the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. The Add-In Amount is not treated as a new Purchase Payment.

A Joint Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract. Under IRS Guidelines, once a surviving spouse continues the Contract, the Contract may not be continued again in the event the surviving spouse remarries.

If you have purchased an optional living benefit Rider, please refer to the Rider attached to your Contract to determine how any guaranteed amounts may be affected when a surviving spouse continues the Contract.

Example: On the Notice Date, the Annuitant’s surviving spouse elects to continue the Contract. On that date, the death benefit proceeds were $100,000 and the Contract Value was $85,000. Since the surviving spouse elected to continue the Contract in lieu of receiving the death benefit proceeds, we will increase the Contract Value by an Add-In Amount of $15,000 ($100,000 - $85,000 = $15,000). If the Contract Value on the Notice Date was $100,000 or higher, then nothing would be added to the Contract Value.

The continuing spouse is subject to the same fees, charges and expenses applicable to the deceased Owner of the Contract.

Non-Natural Owner

If you are a Non-Natural Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 or 403 of the Code, the Annuitant (either Annuitant if there are Joint Annuitants) will be treated as the Owner of the Contract for purposes of the Non-Qualified Contract Distribution Rules. If there are Joint Annuitants, the death benefit proceeds will be payable on proof of death of the first annuitant. The Death Benefit Amount will apply if the Non-Natural Owner elects to maintain the Contract and reinvest the Contract Value into the contract in the same amount as immediately prior to the distribution; or (b) the Death Benefit Amount less any Annual Fee, withdrawal charge and charges for premium taxes and/or other taxes, if the Non-Natural Owner elects a cash distribution and will be paid in accordance with the Death Benefits Proceeds section and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES section.

Non-Qualified Contract Distribution Rules

The Contract is intended to comply with all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, distribution of the death benefit proceeds must begin within 1 year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the 5th anniversary of the Contract Owner’s death, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within 1 year after the Owner’s death or, if permitted by the IRS, elect to receive a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 calendar days of our receipt of proof of the Owner’s death or, if earlier, 60 calendar days (or shorter period as we permit) prior to the 1st anniversary of the Owner’s death, the option to receive annuity payments is no longer available. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds in a lump sum, or through annuity payments for Life, Life with Period Certain, Period Certain or a Scheduled Payout Option. Any Life with Period Certain or Period Certain payout period is 5 through 30 years, but cannot exceed the life expectancy of the Beneficiary. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot change or revoke the Owner’s instructions regarding the payment of death benefit proceeds.

Qualified Contract Distribution Rules

Under Treasury regulations and our administrative procedures, if the Contract is owned under a Qualified Plan as defined in Sections 401, 403, 457(b), 408, or 408A of the Code distributions to the Beneficiary must satisfy the Required Minimum Distribution (RMD) rules of Code Section 401(a)(9). For Owner/Annuitants who die after December 31, 2019, the RMD rules for Beneficiaries who inherit an account or IRA are different depending on whether the Beneficiary is an “Eligible Designated Beneficiary” (EDB) or not. An EDB includes a surviving spouse, a disabled individual, a chronically ill individual, a minor child, or an individual who is not more than 10 years younger than the Owner/Annuitant. Certain trusts created for the exclusive benefit of disabled or chronically ill Beneficiaries are included. These EDBs may take their distributions over the Beneficiary's life expectancy and those distributions must commence by December 31st of the year following the death of the Owner/Annuitant. However, minor children must still take remaining distributions within 10 years of reaching age 21. Additionally, a surviving spouse Beneficiary may delay commencement of distributions until the later of the end of the year that the Owner/Annuitant would have attained age 72, or when the surviving spouse turns 72.

Designated Beneficiaries, who are not an EDB, must withdraw the entire account by the 10th calendar year following the death of the Owner/Annuitant. IRS and Treasury have released proposed regulations that require a beneficiary to take distributions “at least as rapidly” as the Owner/Annuitant died after his RBD and had begun receiving minimum distributions. These proposed regulations require the beneficiary to continue receiving distributions during the 10 years following the Owner/Annuitant’s death. Please consult your tax advisor for more information about these new proposed regulations and the impact they may have on your situation.

Non-designated Beneficiaries must withdraw the entire account within 5 years of the Owner/Annuitant’s death if distributions have not begun prior to death unless the owner dies after commencing his or her RMD payments.

If the Owner/Annuitant dies after the commencement of RMDs (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the

Contract must be distributed to the non-designated Beneficiary at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

You are responsible for monitoring distributions that must be taken to meet IRS guidelines.

The Owner may designate that the Beneficiary will receive death benefit proceeds in a lump sum, or through annuity payments for a Period Certain of 5 through 9 years. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot change or revoke the Owner’s instructions regarding the payment of death benefit proceeds.

WITHDRAWALS

The Right to Cancel (“Free Look”) section is amended to include the following:

California Applicants Age 60 or Older

For residents of the state of California 60 years of age or older, the Free Look period is a 30-day period beginning on the calendar day you receive your Contract. If you are a California applicant age 60 or older you must elect, at the time you apply for your Contract, to receive a return of either your Purchase Payments or your Contract Value proceeds if you exercise your Right to Cancel and return your Contract to us.

If you elect to receive the return of Purchase Payments option, the following will apply:

• We will allocate all or any portion of any Purchase Payment we receive to any available fixed option if you instruct us to do so. We will allocate all or any portion of any Purchase Payment designated for any Variable Investment Option to the Fidelity® VIP Government Money Market Subaccount until the Free Look Transfer Date. The Free Look Transfer Date is 30 calendar days from the Contract Date. On the Free Look Transfer Date, we will automatically transfer your Fidelity® VIP Government Money Market Subaccount Value according to the instructions on your application, or your most recent instruction, if any. This automatic transfer to the Variable Investment Options according to your initial allocation instruction is excluded from the Transfer limitations. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

• If you specifically instruct us to allocate all or any portion of any additional Purchase Payment we receive to any Variable Investment Option other than the Fidelity® VIP Government Money Market Subaccount before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

• If you request a transfer of all or any portion of your Contract Value from the Fidelity® VIP Government Money Market Subaccount to any other Variable Investment Option before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

• If you exercise your Right to Cancel, we will send you your Purchase Payments.

If you elect the return of Contract Value proceeds option, the following will apply:

• We will immediately allocate any Purchase Payments we receive to the Investment Options you select on your application or your most recent instructions, if any.

• If you exercise your Right to Cancel, we will send you your Contract Value proceeds described in the Right to Cancel (“Free Look”) section of this prospectus.

• Once you elect this option, it may not be changed.

ADDITIONAL INFORMATION

Annuitant or Joint Annuitant

Once your Contract is issued, your sole Annuitant or Joint Annuitants cannot be changed. You may only add a Joint Annuitant on the Annuity Date. See ANNUITIZATION – Selecting Your Annuitant. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is the person(s) or entity who may receive death benefit proceeds under your Contract before the Annuity Date or any remaining annuity payments after the Annuity Date if any Owner or Annuitant dies. See the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section for additional information regarding death benefit payouts. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of any Owner or Annuitant, as applicable. Any change or addition will generally take effect only when we receive all necessary documents and we record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded. Under our administrative procedures, a signature guarantee and/or other verification of identity or authenticity may be required when processing a claim payable to a Beneficiary.

District of Columbia. Free Look – Purchase Payments are returned in the event the Contract is cancelled within the Free Look period.

Florida. For Owners 64 years of age or younger on the application date, the Free Look period is 14 calendar days. For Owners 65 years of age or older on the application date, the Free Look period is 21 calendar days.

North Dakota. The Free Look period is 20 calendar days.

End of State Considerations subsection.

Financial Statements

Pacific Life’s financial statements and the financial statements of Separate Account A are contained in the Statement of Additional Information.

THE GENERAL ACCOUNT

General Information

All amounts allocated to a fixed option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk. You will not share in the investment experience of General Account assets. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Any guarantees provided for under the contract or through optional riders are backed by and subject to our financial strength and claims-paying ability. You must look to the strength of the insurance company with regard to such guarantees. Payments (including fixed annuity payments), withdrawals or transfers from the General Account (including any fixed-rate General Account Investment Option) may be delayed for up to six months after the request is effective.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933, as amended, and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in a fixed option is not subject to these Acts. This disclosure is, however, subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guarantee Terms

When you allocate any portion of your Purchase Payments or Contract Value to any fixed option, we guarantee you an interest rate (a “Guaranteed Interest Rate”) for a specified period of time (a “Guarantee Term”). Guarantee Terms will be offered at our discretion.

Guaranteed Interest Rates for any fixed option may be changed periodically for new allocations. Your allocation will receive the Guaranteed Interest Rate in effect for that fixed option on the effective date of your allocation. All Guaranteed Interest Rates will credit interest daily at a rate that compounds over one year to equal the annual effective rate. The Guaranteed Interest Rate on your fixed option will remain in effect for the Guarantee Term and will never be less than the minimum guaranteed interest rate specified in your Contract.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw or transfer amounts from any fixed option to one or more of the other Variable Investment Options. No partial withdrawal or transfer may be made from a fixed option within 30 calendar days of the Contract Date. Currently, we are not requiring the 30-day waiting period on partial withdrawals and transfers, but we reserve the right to require the 30-day waiting period on partial withdrawals and transfers in the future. We will provide at least a 30 calendar day prior notice before we enforce the 30-day waiting period on partial withdrawals and transfers. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds. However, we will not terminate your Contract if a partial withdrawal reduces the Net Contract Value to an amount less than $1,000 and there is a withdrawal benefit rider in effect.
Amounts transferred or withdrawn from any fixed option may be delayed, as described under ADDITIONAL INFORMATION – Timing of Payments and Transactions. Any amount delayed, so long as it is held under any fixed option, will continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate specified in your Contract thereafter, unless state law requires a greater rate be paid.

DCA Plus Fixed Option

Before your Annuity Date, you can allocate all or some of your Purchase Payments to the DCA Plus Fixed Option. The DCA Plus Fixed Option offers you a guaranteed minimum interest rate. You may also use the DCA Plus program, which invests in the DCA Plus Fixed Option, to transfer amounts to the allowable Investment Options to qualify for certain living benefit riders offered under your Contract.

The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. Currently, we are not enforcing the minimum amount you may allocate to the DCA Plus Fixed Option but we reserve the right to enforce the minimum amount in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum amount you may allocate to the DCA Plus Fixed Option. You may not transfer any amount to the DCA Plus Fixed Option from any other Investment Option. All Purchase Payments allocated to the DCA Plus Fixed Option will earn interest at the then current Guaranteed Interest Rate declared by us.

The DCA Plus Fixed Option Value on any Business Day is the DCA Plus Fixed Option Value on the prior Business Day, increased by any additions to the DCA Plus Fixed Option on that Business Day as a result of any:

• interest, plus

• Purchase Payments allocated to the DCA Plus Fixed Option, plus

• any additional amounts allocated to the DCA Plus Fixed Option,

and decreased by any deductions from the DCA Plus Fixed Option on that Business Day as a result of any;

• transfers, including transfers to the Loan Account,

• withdrawals, including any applicable withdrawal charges,

• amounts applied to provide an annuity,

• annual fees, and

• charges for premium taxes and/or other taxes.

The DCA Plus program will automatically terminate at the end of your DCA Plus Guarantee Term, or upon the earliest of:

• the date death benefit proceeds become payable under the Contract,

• the date you transfer the entire amount from the DCA Plus Fixed Option to another Investment Option,

• the date the Contract is terminated, or

• the Annuity Date.

At the end of the DCA Plus program, upon receipt of an additional Purchase Payment that satisfies our minimum allocation requirements, you may request, In Proper Form, a new DCA Plus program.

We reserve the right to change the terms and conditions of the DCA Plus program, but not a DCA Plus program you already have in effect.

Guarantee Terms

Currently, you can choose a Guarantee Term of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available. The Business Day that the first Purchase Payment allocation is made to the DCA Plus Fixed Option will begin your Guarantee Term. Monthly transfers will occur on the same Business Day of each month thereafter to the Variable Investment Options that you selected. The amount transferred each month is equal to your DCA Plus Fixed Option Value on that Business Day divided by the remaining number of monthly transfers in the Guarantee Term.

Example: On May 1, you submit a $10,000 Purchase Payment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 5.00% with a Guarantee Term of 6 months. On June 1, the value of the DCA Plus Fixed Option is $10,041.52. On June 1, a transfer equal to $1,673.59 ($10,041.52 / 6) will be made according to your DCA Plus transfer instructions. Your remaining DCA Plus Fixed Option Value after the transfer is $8,367.94. On July 1, your DCA Plus Fixed Option has now increased to $8,401.56. We will transfer $1,680.31 ($8,401.56 / 5) to the Variable Investment Options, leaving a remaining value of $6,721.25 in the DCA Plus Fixed Option.

During the Guarantee Term, you can allocate all or a part of any additional Purchase Payments to the DCA Plus Fixed Option. Additional allocations must be at least $250. Each additional allocation will be transferred to the Variable Investment Options you select over the remaining Guarantee Term. Transfers will be made from the DCA Plus Fixed Option Value attributed to the oldest Investment allocation and each subsequent Purchase Payment in the order received.

Example: (using the previous example): On July 15, an additional $5,000 Purchase Payment is allocated to the DCA Plus Option at a Guaranteed Interest Rate of 4.00%. On August 1, your DCA Plus Fixed Option Value has increased to $11,758.30. An amount equal to $2,939.58 ($11,758.30 / 4) is transferred from the DCA Plus Fixed Option to the Variable Investment Options. The remaining DCA Plus Fixed Option Value is $8,818.72.

Transfers

DCA Plus transfers must be made on a monthly basis to the Variable Investment Options. No transfers to the DCA Plus Fixed Option may be made at any time. You cannot choose to transfer other than monthly. Unless otherwise instructed, any additional Purchase

Payment we receive during a Guarantee Term will be allocated to the Investment Options, including the DCA Plus Fixed Option if so indicated, according to your most recent allocation instructions.

If the Owner dies while transfers are being made from the DCA Plus Fixed Option and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, transfers will continue to be made from the DCA Plus Fixed Option to the selected Variable Investment Options, until the Guarantee Term ends.

DCA Plus Fixed Option interest is compounded annually and credited to your Contract daily. The Guaranteed Interest Rate is credited on a declining balance as money is transferred from the DCA Plus Fixed Option to the selected Variable Investment Options. The equivalent annual rate reflects the amount of interest that will be transferred to selected Variable Investment Options over the entire Guarantee Term divided by the amount originally invested in the DCA Plus Fixed Option.

Example: On May 1, you submit a $10,000 Purchase Payment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 4.00% with a Guarantee Term of 12 months. Over the entire Guarantee Term, $216.33 of interest is transferred to the selected Variable Investment Options. The equivalent annual rate will equal 2.16% during the Guarantee Term.

APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at PacificLife.com/Prospectuses. You can also request this information at no cost by calling (833) 455-0901 or by sending an email request to Prospectuses@PacificLife.com. Depending on the optional benefits you choose, you may not be able to invest in certain Funds. See the Living Benefit Investment Allocation Requirements section after the Fund table below.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks long-term capital growth. Income is a secondary objective.	American Century VP Mid Cap Value Fund Class II; American Century Investment Management, Inc.	0.90% [1]	23.02%	9.25%	12.67%
Provide you with a high level of current income. Its secondary investment objective is capital appreciation.	American Funds IS American High-Income Trust Class 4; Capital Research and Management CompanySM	0.80%[1]	8.18%	6.32%	6.01%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds IS Asset Allocation Fund Class 4; Capital Research and Management CompanySM	0.80%	14.84%	11.43%	11.10%
The fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. Secondary objective is to provide growth of capital.	American Funds IS Capital Income Builder® Class 4; Capital Research and Management CompanySM	0.77% [1]	14.68%	7.97%	N/A
Provide you with long-term growth of capital while providing current income.	American Funds IS Capital World Growth and Income Fund Class 4; Capital Research and Management CompanySM	0.92%[1]	14.46%	12.99%	11.39%
The fund’s investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.	American Funds IS Capital World Bond Fund Class 4; Capital Research and Management CompanySM	1.00%	-5.18%	3.24%	1.85%
Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.	American Funds IS Global Balanced Fund Class 4; Capital Research and Management CompanySM	1.01%[1]	10.46%	10.31%	8.02%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Provide long-term growth of capital.	American Funds IS Global Growth Fund Class 4; Capital Research and Management CompanySM	0.92%[1]	16.14%	19.39%	15.41%
Provide long-term growth of capital.	American Funds IS Global Small Capitalization Fund Class 4; Capital Research and Management CompanySM	1.15%[1]	6.43%	15.16%	12.24%
Provide growth of capital.	American Funds IS Growth Fund Class 4; Capital Research and Management CompanySM	0.85%	21.69%	25.12%	19.44%
Provide long-term growth of capital and income.	American Funds IS Growth-Income Fund Class 4; Capital Research and Management CompanySM	0.79%	23.80%	16.10%	15.14%
Provide long-term growth of capital.	American Funds IS International Fund Class 4; Capital Research and Management CompanySM	1.04%	-1.71%	9.37%	7.88%
Provide long-term growth of capital while providing current income.	American Funds IS International Growth and Income Fund Class 4; Capital Research and Management CompanySM	1.03%[1]	5.09%	8.49%	6.72%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.	American Funds IS Managed Risk Asset Allocation Fund Class P2; Capital Research and Management CompanySM	0.90%[1]	12.50%	8.94%	N/A
Provide long-term capital appreciation.	American Funds IS New World Fund® Class 4; Capital Research and Management CompanySM	1.07%[1]	4.63%	12.96%	8.41%
Provide as high a level of current income as is consistent with the preservation of capital.	American Funds IS The Bond Fund of America Class 4; Capital Research and Management CompanySM	0.70%[1]	-0.59%	3.96%	3.02%
Provide a high level of current income consistent with prudent investment risk and preservation of capital.	American Funds IS U.S. Government Securities Fund Class 4; Capital Research and Management CompanySM	0.72%[1]	-0.88%	3.04%	2.08%
Produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.	American Funds IS Washington Mutual Investors Fund Class 4; Capital Research and Management CompanySM	0.77%[1]	27.51%	12.22%	13.53%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund Class III; BlackRock Advisors, LLC	1.00%[1]	6.42%	9.71%	7.68%
Seeks to provide total return.	BlackRock 60/40 Target Allocation ETF V.I. Fund Class I; BlackRock Advisors, LLC	0.38%[1]	11.99%	11.27%	N/A
Seeks capital appreciation.	ClearBridge Variable Aggressive Growth Portfolio – Class II; Legg Mason Partners Fund Advisor, LLC	1.08%	10.04%	11.38%	13.53%
Seeks to provide total return.	Delaware Ivy VIP Asset Strategy Class II; Delaware Management Company	0.87%[1]	10.44%	11.36%	8.01%
Seeks to provide capital growth and appreciation.	Delaware Ivy VIP Energy Class II; Delaware Management Company	1.22%	42.00%	-11.79%	-4.25%
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio Service Class 2; Fidelity Management & Research Co. LLC	0.85%	27.51%	19.87%	16.35%
Seeks high total return.	Fidelity® VIP FundsManager® 60% Portfolio Service Class 2; Fidelity Management & Research Co. LLC	0.90%[1]	12.21%	11.10%	9.44%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio Service Class; Fidelity Management & Research Co. LLC	0.33%	0.01%	0.76%	0.39%
Seeks a high level of current income. The fund may also seek capital appreciation.	Fidelity® VIP Strategic Income Portfolio Service Class 2; Fidelity Management & Research Co. LLC	0.91%	3.44%	5.11%	4.47%
Seeks to provide total return.	First Trust Dorsey Wright Tactical Core Portfolio Class I; First Trust Advisors L.P.	1.30%[1]	13.87%	10.57%	8.69%
Seeks to provide total return by allocating among dividend-paying stocks and investment grade bonds.	First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I; First Trust Advisors L.P.	1.19%[1]	12.25%	9.54%	8.92%
Seeks to maximize current income, with a secondary objective of capital appreciation.	First Trust Multi Income Allocation Portfolio Class I; First Trust Advisors L.P.	1.16%[1]	12.69%	6.37%	5.48%
Seeks capital appreciation, with income as a secondary goal.	Franklin Allocation VIP Fund Class 4; Franklin Advisers, Inc.	0.92%[1]	11.54%	8.54%	8.85%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Income VIP Fund Class 2; Franklin Advisers, Inc.	0.72%	16.75%	7.45%	7.38%
Seeks capital appreciation.	Franklin Mutual Global Discovery VIP Fund Class 2; Franklin Mutual Advisers, LLC	1.23%	19.13%	6.42%	8.47%
Seeks long-term capital appreciation, with preservation of capital as an important consideration.	Franklin Rising Dividends VIP Fund Class 2; Franklin Advisers, Inc.	0.88%	26.79%	16.81%	14.40%
Total return with a low to moderate correlation to traditional financial market indices.	Invesco V.I. Balanced-Risk Allocation Fund Series II; Invesco Advisers, Inc.	1.13%[1]	9.26%	7.18%	5.99%
Both capital appreciation and current income.	Invesco V.I. Equity and Income Fund Series II; Invesco Advisers, Inc.	0.80%	18.35%	9.27%	10.28%
Total return through growth of capital and current income.	Invesco V.I. Global Real Estate Fund Series II; Invesco Advisers, Inc.	1.22%	25.44%	7.27%	7.84%
Seeks capital appreciation.	Invesco V.I. Global Fund Series II; Invesco Advisers, Inc.	1.03%	15.17%	17.88%	13.96%

Seeks, over a specified annual outcome period, to provide investors with returns that match those of the Nasdaq 100 Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the fund) of Underlying Index losses.

	Invesco® V.I. Nasdaq 100 Buffer Fund - September Series II; Invesco Advisers, Inc.	0.95%[1]	N/A	N/A	N/A

Seeks, over a specified annual outcome period, to provide investors with returns that match those of the Nasdaq 100 Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the fund) of Underlying Index losses.

	Invesco® V.I. Nasdaq 100 Buffer Fund - December Series II; Invesco Advisers, Inc.	0.95%[1]	N/A	N/A	N/A

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year

Seeks, over a specified annual outcome period, to provide investors with returns that match those of the Nasdaq 100 Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the fund) of Underlying Index losses.

	Invesco® V.I. Nasdaq 100 Buffer Fund - March Series II; Invesco Advisers, Inc.	0.95%[1]	N/A	N/A	N/A

Seeks, over a specified annual outcome period, to provide investors with returns that match those of the Nasdaq 100 Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the fund) of Underlying Index losses.

	Invesco® V.I. Nasdaq 100 Buffer Fund - June Series II; Invesco Advisers, Inc.	0.95%[1]	N/A	N/A	N/A

Seeks, over a specified annual outcome period, to provide investors with returns that match those of the S&P 500 Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the fund) of Underlying Index losses.

	Invesco® V.I. S&P 500 Buffer Fund - September Series II; Invesco Advisers, Inc.	0.95%[1]	N/A	N/A	N/A

Seeks, over a specified annual outcome period, to provide investors with returns that match those of the S&P 500 Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the fund) of Underlying Index losses.

	Invesco® V.I. S&P 500 Buffer Fund - December Series II; Invesco Advisers, Inc.	0.95%[1]	N/A	N/A	N/A

Seeks, over a specified annual outcome period, to provide investors with returns that match those of the S&P 500 Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the fund) of Underlying Index losses.

	Invesco® V.I. S&P 500 Buffer Fund - March Series II; Invesco Advisers, Inc.	0.95%[1]	N/A	N/A	N/A

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year

Seeks, over a specified annual outcome period, to provide investors with returns that match those of the S&P 500 Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the fund) of Underlying Index losses.

	Invesco® V.I. S&P 500 Buffer Fund - June Series II; Invesco Advisers, Inc.	0.95%[1]	N/A	N/A	N/A
Seeks capital appreciation.	Invesco Oppenheimer V.I. International Growth Fund Series II; Invesco Advisers, Inc.	1.25%[1]	10.12%	11.65%	9.47%
Long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio Service Shares; Janus Henderson Investors US LLC	0.86%	19.91%	14.10%	11.53%
Maximum total return, consistent with preservation of capital.	Janus Henderson Flexible Bond Portfolio Service Shares; Janus Henderson Investors US LLC	0.82%[1]	-1.11%	3.98%	3.43%
Seeks to maximize long-term total return.	JPMorgan Insurance Trust Global Allocation Portfolio Class 2; J.P. Morgan Investment Management Inc.	1.19%[1]	9.26%	9.98%	N/A
Seeks to maximize income while maintaining prospects for capital appreciation.	JPMorgan Insurance Trust Income Builder Portfolio Class 2; J.P. Morgan Investment Management Inc.	0.89%[1]	8.22%	6.68%	N/A
Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Bond Debenture Portfolio Class VC; Lord, Abbett & Co., LLC	0.89%	3.28%	5.66%	6.33%
Seeks income and capital appreciation to produce a high total return.	Lord Abbett Total Return Portfolio Class VC; Lord, Abbett & Co., LLC	0.71%	-0.24%	3.61%	3.32%
Seeks total return.	MFS® Total Return Series – Service Class; Massachusetts Financial Services Company	0.86%[1]	13.84%	11.61%	9.65%
Seeks total return.	MFS® Utilities Series – Service Class; Massachusetts Financial Services Company	1.03%[1]	13.82%	11.61%	9.65%
Seeks long-term growth of capital and income generation.	Neuberger Berman U.S. Equity Index PutWrite Strategy Portfolio Class S; Neuberger Berman Investment Advisers LLC	1.06%[1]	17.94%	7.91%	N/A

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks a high level of current income; capital appreciation is of secondary importance.	Pacific Select Fund Core Income Portfolio Class I; Pacific Life Fund Advisors LLC (Pacific Asset Management LLC)	0.74%	-0.39%	4.51%	N/A
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund PSF DFA Balanced Allocation Portfolio Class D; Pacific Life Fund Advisors LLC	0.65%	12.50%	9.87%	N/A
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Diversified Bond Portfolio Class I; Pacific Life Fund Advisors LLC (Western Asset Management Company, LLC)	0.64%	-1.93%	5.21%	4.67%
Seeks dividend income and long-term capital appreciation.	Pacific Select Fund Dividend Growth Portfolio Class I; Pacific Life Fund Advisors LLC (T. Rowe Price Associates, Inc.)	0.87%	25.80%	16.99%	15.34%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Emerging Markets Debt Portfolio Class I; Pacific Life Fund Advisors LLC (Principal Global Investors, LLC.)	1.00%[1]	-6.12%	2.27%	N/A
Seeks long-term growth of capital.	Pacific Select Fund Emerging Markets Portfolio Class I; Pacific Life Fund Advisors LLC (Invesco Advisers, Inc.)	1.05%	-8.28%	9.86%	6.28%
Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	Pacific Select Fund Equity Index Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.27%	28.37%	18.13%	16.22%
Seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social and governance (“ESG”) criteria.	Pacific Select Fund ESG Diversified Portfolio Class I; Pacific Life Fund Advisors LLC	0.82%[1]	N/A	N/A	N/A
Seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social and governance (“ESG”) criteria.	Pacific Select Fund ESG Diversified Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.80%[1]	N/A	N/A	N/A
Seeks a high level of current income.	Pacific Select Fund Floating Rate Income Portfolio Class I; Pacific Life Fund Advisors LLC (Pacific Asset Management LLC)	0.91%	4.62%	4.20%	N/A

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Pacific Select Fund Focused Growth Portfolio Class I; Pacific Life Fund Advisors LLC (Janus Henderson Investors US LLC)	0.95%	19.79%	24.99%	20.06%
Seeks long-term growth of capital.	Pacific Select Fund Growth Portfolio Class I; Pacific Life Fund Advisors LLC (MFS Investment Management)	0.77%	23.42%	24.77%	19.09%
Seeks long-term growth of capital.	Pacific Select Fund Health Sciences Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	1.13%	12.38%	17.56%	18.94%
Seeks to provide capital appreciation.	Pacific Select Fund Hedged Equity Portfolio Class I; Pacific Life Fund Advisors LLC (J.P. Morgan Investment Management Inc.)	0.90%[1]	N/A	N/A	N/A
Seeks a high level of current income.	Pacific Select Fund High Yield Bond Portfolio Class I; Pacific Life Fund Advisors LLC (Pacific Asset Management LLC)	0.63%	5.42%	5.78%	6.10%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Inflation Managed Portfolio Class I; Pacific Life Fund Advisors LLC (Pacific Investment Management Company LLC)	0.67%	5.69%	5.35%	3.16%
Seeks to maximize total return.	Pacific Select Fund Intermediate Bond Portfolio Class I; Pacific Life Fund Advisors LLC (J.P. Morgan Investment Management Inc.)	0.63%	N/A	N/A	N/A
Seeks long-term growth of capital.	Pacific Select Fund International Growth Portfolio Class I; Pacific Life Fund Advisors LLC (ClearBridge Investments, LLC)	1.04%	N/A	N/A	N/A
Seeks long-term growth of capital.	Pacific Select Fund International Large-Cap Portfolio Class I; Pacific Life Fund Advisors LLC (MFS Investment Management)	0.98%[1]	14.78%	12.85%	9.64%
Seeks long-term growth of capital.	Pacific Select Fund International Small-Cap Portfolio Class I; Pacific Life Fund Advisors LLC (FIAM, LLC.)	1.09%	13.87%	8.77%	9.60%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.	Pacific Select Fund International Value Portfolio Class I; Pacific Life Fund Advisors LLC (Wellington Management Company LLP)	0.90%	20.36%	6.14%	5.65%
Seeks long-term growth of capital; current income is of secondary importance.	Pacific Select Fund Large-Cap Growth Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.89%[1]	20.27%	24.57%	18.88%
Seeks long-term growth of capital; current income is of secondary importance.	Pacific Select Fund Large-Cap Value Portfolio Class I; Pacific Life Fund Advisors LLC (ClearBridge Investments, LLC)	0.83%	26.12%	12.12%	12.78%
Seeks long-term growth of capital.	Pacific Select Fund Large-Cap Core Portfolio Class I; Pacific Life Fund Advisors LLC (J.P. Morgan Investment Management, Inc.)	0.67%	27.76%	15.75%	15.16%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Managed Bond Portfolio Class I; Pacific Life Fund Advisors LLC (Pacific Investment Management Company LLC)	0.62%[1]	-1.13%	3.88%	3.53%
Seeks capital appreciation.	Pacific Select Fund Mid-Cap Equity Portfolio Class I; Pacific Life Fund Advisors LLC (Scout Investments, Inc.)	0.88%	16.40%	15.01%	13.94%
Seeks long-term growth of capital.	Pacific Select Fund Mid-Cap Growth Portfolio Class I; Pacific Life Fund Advisors LLC (Delaware Investments Fund Advisers)	0.90%[1]	16.67%	25.37%	17.02%
Seeks long-term growth of capital.	Pacific Select Fund Mid-Cap Value Portfolio Class I; Pacific Life Fund Advisors LLC (Boston Partners Global Investors, Inc.)	0.93%	27.03%	11.37%	12.38%
Seeks current income and moderate growth of capital.	Pacific Select Fund Pacific Dynamix – Conservative Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	6.44%	7.83%	6.88%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks moderately high, long-term growth of capital with low, current income.	Pacific Select Fund Pacific Dynamix – Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	14.33%	12.14%	10.71%
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund Pacific Dynamix – Moderate Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	10.62%	10.14%	8.86%
Seeks high, long-term capital appreciation.	Pacific Select Fund Portfolio Optimization Aggressive-Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.96%	15.68%	11.59%	10.63%
Seeks current income and preservation of capital.	Pacific Select Fund Portfolio Optimization Conservative Portfolio Class I; Pacific Life Fund Advisors LLC	0.82%	2.20%	5.12%	4.77%
Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Select Fund Portfolio Optimization Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.91%	13.12%	10.63%	9.73%
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund Portfolio Optimization Moderate Portfolio Class I; Pacific Life Fund Advisors LLC	0.87%	9.18%	8.88%	8.18%
Seeks current income and moderate growth of capital.	Pacific Select Fund Portfolio Optimization Moderate-Conservative Portfolio Class I; Pacific Life Fund Advisors LLC	0.86%	6.28%	7.24%	6.60%
Seeks current income and long-term capital appreciation.	Pacific Select Fund Real Estate Portfolio Class I; Pacific Life Fund Advisors LLC (Principal Real Estate Investors LLC)	0.98%[1]	40.32%	11.23%	11.02%
Seeks current income; capital appreciation is of secondary importance.	Pacific Select Fund Short Duration Bond Portfolio Class I; Pacific Life Fund Advisors LLC (T. Rowe Price Associates, Inc.)	0.63%	-0.45%	1.97%	1.61%
Seeks long-term growth of capital.	Pacific Select Fund Small-Cap Equity Portfolio Class I; Pacific Life Fund Advisors LLC (Franklin Mutual Advisers, LLC & BlackRock Investment Management, LLC)	0.90%[1]	26.46%	9.37%	11.62%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks capital appreciation; no consideration is given to income.	Pacific Select Fund Small-Cap Growth Portfolio Class I; Pacific Life Fund Advisors LLC (MFS Investment Management)	0.84%	1.69%	23.46%	14.55%
Seeks investment results that correspond to the total return of an index of small-capitalization companies.	Pacific Select Fund Small-Cap Index Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.54%	14.24%	11.38%	12.67%
Seeks long-term growth of capital.	Pacific Select Fund Small-Cap Value Portfolio Class I; Pacific Life Fund Advisors LLC (AllianceBernstein L.P)	0.98%	35.61%	9.36%	11.67%
Seeks long-term growth of capital.	Pacific Select Fund Technology Portfolio Class I; Pacific Life Fund Advisors LLC (MFS Investment Management)	1.14%	13.86%	26.41%	15.47%
Seeks long-term growth of capital.	Pacific Select Fund Value Portfolio Class I; Pacific Life Fund Advisors LLC (American Century Investment Management, Inc.)	0.86%[1]	21.64%	7.82%	10.93%
Seeks to provide long-term total return from a combination of income and capital gains.	Pacific Select Fund Value Advantage Portfolio Class I; Pacific Life Fund Advisors LLC (J.P. Morgan Investment Management Inc.)	0.89%	28.52%	10.52%	10.84%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO All Asset Portfolio – Advisor Class; Pacific Investment Management Company, LLC	1.34%[1]	16.04%	8.45%	5.91%
Seeks maximum real return, consistent with prudent investment management.	PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class; Pacific Investment Management Company, LLC	1.03%[1]	33.11%	5.61%	-1.98%
Seeks to maximize current income. Long-term capital appreciation is a secondary objective.	PIMCO Income Portfolio – Advisor Class; Pacific Investment Management Company, LLC	0.92%	1.89%	4.95%	N/A
Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	State Street Total Return V.I.S. Fund Class 3; SSGA Funds Management, Inc.	0.92%	13.20%	8.37%	7.78%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Templeton Global Bond VIP Fund Class 2; Franklin Advisers, Inc.	0.76%[1]	-4.99%	-0.94%	1.13%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation by investing primarily in global resource securities. Income is a secondary consideration.	VanEck VIP Global Resources Fund Class S; Van Eck Associates Corporation	1.34%	18.68%	1.99%	-0.37%

1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

LIVING BENEFIT INVESTMENT ALLOCATION REQUIREMENTS

Investment Allocation Requirements

At initial purchase and during the entire time that you own an optional living benefit rider, you must allocate your entire Contract Value to the Investment Options we make available for these riders. You may allocate your Contract Value 100% among the allowable Investment Options. You may also use the DCA Plus program to transfer amounts to the allowable Investment Options.

Currently, the Investment Options requirements are as follows:

Allowable Investment Options for CoreIncome Advantage Select (Single) and (Joint)
American Funds IS Asset Allocation Fund	Invesco V.I. Balanced-Risk Allocation Fund
American Funds IS Managed Risk Asset Allocation Fund	Delaware Ivy VIP Asset Strategy
BlackRock Global Allocation V.I. Fund	Janus Henderson Balanced Portfolio
PSF DFA Balanced Allocation Portfolio Fidelity® VIP FundsManager 60% Portfolio	MFS Total Return Series Pacific Dynamix – Conservative Growth Portfolio
PSF ESG Diversified Portfolio	Pacific Dynamix – Moderate Growth Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio	Portfolio Optimization Conservative Portfolio Portfolio Optimization Moderate-Conservative Portfolio
Franklin Allocation VIP Fund	Portfolio Optimization Moderate Portfolio
PSF Hedged Equity Portfolio	State Street Total Return V.I.S. Fund

If you purchase the Investment Guard (5-Year Option, 7-Year Option, or 10-Year Option), all Investment Options are currently allowable under the rider except the below Investment Options. You may NOT invest in any of the following Investment Options:

American Funds IS High-Income Trust Fund	Invesco V.I. S&P 500 Buffer Fund – June Series
BlackRock Health Sciences Fund	Lord Abbett Bond Debenture Portfolio
Delaware Ivy VIP Energy	MFS Small-Cap Growth Series
Invesco V.I. Global Real Estate Fund	MFS Technology Series
Invesco V.I. NASDAQ 100 Buffer Fund - September Series Invesco V.I. NASDAQ 100 Buffer Fund – December Series	MFS Utilities Series Pacific Select Fund Emerging Markets Debt Portfolio
Invesco V.I. NASDAQ 100 Buffer Fund – March Series	Pacific Select Fund High Yield Bond Portfolio
Invesco V.I. NASDAQ 100 Buffer Fund – June Series	Pacific Select Fund Real Estate Portfolio
Invesco V.I. S&P 500 Buffer Fund – September Series	PIMCO VIT Commodity RealReturn Portfolio
Invesco V.I. S&P 500 Buffer Fund – December Series	VanEck VIP Global Resources Fund
Invesco V.I. S&P 500 Buffer Fund – March Series

You may transfer your entire Contract Value between allowable Investment Options, subject to certain transfer limitations and availability. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions. Keep in mind that you must allocate your entire Contract Value among the allowable Investment Options. If you do not allocate your entire Purchase Payment or Contract Value according to the requirements above, your rider may terminate.

By adding an optional living benefit rider to your Contract, you agree to the investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Contract.

We currently do not offer any asset allocation programs or models. We reserve the right to add, remove or change allowable asset allocation programs or allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, fund liquidation, or to help protect our ability to provide the guarantees under these riders (for example, changes in an underlying fund’s investment objective and principal investment strategies, or changes in general market conditions). If you have already invested in an allowable Investment Option, a change to an existing allowable Investment Option will not require you to reallocate or transfer the total amount of Contract Value allocated to an affected Investment Option, except when an underlying fund is liquidated by a determination of its Board of Directors or by a fund substitution.

We will send you written notice in the event any transaction made by you will involuntarily cause the rider to terminate for failure to invest according to the investment allocation requirements. However, you will have 10 Business Days starting from the date of our written notice (“10 day period”), to instruct us to take appropriate corrective action to continue participation in an allowable asset allocation program or allowable Investment Options to continue the rider. If you take appropriate corrective action and continue the rider, the rider benefits and features available immediately before the terminating event will remain in effect.

Our right to add or remove allowable Investment Options, may limit the number of Investment Options that are available to you under your Contract in the future. We have the right to significantly reduce the number of allowable Investment Options even to a single conservative Investment Option. Please discuss with your financial professional if this Contract is appropriate for you given our right to make changes to the allowable Investment Options.

Certain of the asset allocation portfolios that are allowable Investment Options, including the Pacific Select Fund asset allocation portfolios, may use futures and options to reduce the portfolios’ equity exposure during periods when market indicators suggest high market volatility. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including periods when specified benchmark indexes are appreciating but market volatility is high. As a result, your Contract Value may increase less than it would have without these defensive actions.

The allowable Investment Options seek to minimize risk and may reduce overall volatility in investment performance, which may reduce investment returns, and may reduce the likelihood that we will be required to make payments under the optional benefit Riders. The reduction in volatility permits us to more effectively provide the guarantees under the Contract.

APPENDIX: COREINCOME ADVANTAGE SELECT (SINGLE)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions (such as through withdrawals, withdrawal fees, and taxes), and increases and/or decreases in the investment performance of the Subaccount.

The examples may not reflect the current percentage used to determine the Protected Payment Amount.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal lower than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$5,350
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount (Including any applicable withdrawal charges or taxes).

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$184,975	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$184,975	$9,249
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$9,600

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

The gross amount of a withdrawal is used to determine compliance with the rider. If a withdrawal is requested as a net amount, taxes, and any applicable withdrawal charges would be calculated in excess of the net amount and therefore could further reduce the guarantees under the rider. To determine the gross amount in the described scenario the net amount can be divided by (1 – tax percentage withheld) plus withdrawal charges.

• Net amount ÷ (1 - .35) + withdrawal charges (if applicable) = Gross Amount

Because the $30,000 gross withdrawal during Contract Year 2 exceeds the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 – $10,350 = $19,650.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $19,650 ÷ ($195,000 - $10,350) = 0.1064 or 10.64%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 – ($207,000 × 10.64%) = $184,975.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 5% and then subtracting all of the withdrawals made during that Contract Year:
(5% × $207,000) – $30,000 = -$19,650 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 62 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$10,250

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the Designated Life has not reached age 65.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $10,250 (5% x $205,000) since the Designated Life reached age 65.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2020 Contract Anniversary				$100,000	$5,000
01/01/2021			$7,500
03/15/2021	$1,875			$100,000	$3,125
05/01/2021 Contract Anniversary				$100,000	$5,000
06/15/2021	$1,875			$100,000	$3,125

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
09/15/2021	$1,875			$100,000	$1,250
12/15/2021	$1,875			$100,000	$0
01/01/2022			$8,000
03/15/2022	$2,000			$100,000	$0
05/01/2022 Contract Anniversary				$100,000	$5,000

Since the RMD Amount for 2022 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2022. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2020 Contract Anniversary			$0	$100,000	$5,000
01/01/2021			$7,500
03/15/2021	$1,875			$100,000	$3,125
04/01/2021		$2,000		$100,000	$1,125
05/01/2021 Contract Anniversary				$100,000	$5,000
06/15/2021	$1,875			$100,000	$3,125
09/15/2021	$1,875			$100,000	$1,250
11/15/2021		$4,000		$96,900	$0

On 3/15/21 there was an RMD Withdrawal of $1,875 and on 4/1/21 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/20 through 4/30/21) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. On 5/1/21, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/21, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• Death occurred during Contract Year 26 after the $5,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$5,000	$96,489	$100,000	$5,000
2	$5,000	$92,410	$100,000	$5,000
3	$5,000	$88,543	$100,000	$5,000
4	$5,000	$84,627	$100,000	$5,000
5	$5,000	$80,662	$100,000	$5,000
6	$5,000	$76,648	$100,000	$5,000
7	$5,000	$72,583	$100,000	$5,000
8	$5,000	$68,467	$100,000	$5,000
9	$5,000	$64,299	$100,000	$5,000
10	$5,000	$60,078	$100,000	$5,000
11	$5,000	$55,805	$100,000	$5,000
12	$5,000	$51,478	$100,000	$5,000
13	$5,000	$47,096	$100,000	$5,000
14	$5,000	$42,660	$100,000	$5,000
15	$5,000	$38,168	$100,000	$5,000
16	$5,000	$33,619	$100,000	$5,000
17	$5,000	$29,013	$100,000	$5,000
18	$5,000	$24,349	$100,000	$5,000
19	$5,000	$19,626	$100,000	$5,000
20	$5,000	$14,844	$100,000	$5,000
21	$5,000	$10,002	$100,000	$5,000
22	$5,000	$5,099	$100,000	$5,000
23	$5,000	$0	$100,000	$5,000
24	$5,000	$0	$100,000	$5,000
25	$5,000	$0	$100,000	$5,000

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
26	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value has been reduced to zero) until the date of death of the Designated Life or when a death benefit becomes payable under the Contract.

APPENDIX: COREINCOME ADVANTAGE SELECT (JOINT)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions (such as through withdrawals, withdrawal fees, and taxes), and increases and/or decreases in the investment performance of the Subaccount.

The examples may not reflect the current percentage used to determine the Protected Payment Amount.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal lower than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$5,350
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount (Including any withdrawal charges or taxes).

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$184,975	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$184,975	$9,249
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$9,600

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

The gross amount of a withdrawal is used to determine compliance with the rider. If a withdrawal is requested as a net amount, taxes, and any applicable withdrawal charges would be calculated in excess of the net amount and therefore could further reduce the guarantees under the rider. To determine the gross amount in the described scenario the net amount can be divided by (1 – tax percentage withheld) plus withdrawal charges.

• Net amount ÷ (1 - .35) + withdrawal charges (if applicable) = Gross Amount

Because the $30,000 gross withdrawal during Contract Year 2 exceeds the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 - $10,350 = $19,650.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $19,650 ÷ ($195,000 - $10,350) = 0.1064 or 10.64%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 - ($207,000 × 10.64%) = $184,975.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 5% and then subtracting all of the withdrawals made during that Contract Year:
(5% × $207,000) - $30,000 = -$19,650 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 62 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$10,250

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the Designated Life has not reached age 65.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $10,250 (5% x $205,000) since the Designated Life reached age 65.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2020 Contract Anniversary				$100,000	$5,000
01/01/2021			$7,500
03/15/2021	$1,875			$100,000	$3,125
05/01/2021 Contract Anniversary				$100,000	$5,000
06/15/2021	$1,875			$100,000	$3,125
09/15/2021	$1,875			$100,000	$1,250
12/15/2021	$1,875			$100,000	$0

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
01/01/2022			$8,000
03/15/2022	$2,000			$100,000	$0
05/01/2022 Contract Anniversary				$100,000	$5,000

Since the RMD Amount for 2022 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2022. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2020 Contract Anniversary			$0	$100,000	$5,000
01/01/2021			$7,500
03/15/2021	$1,875			$100,000	$3,125
04/01/2021		$2,000		$100,000	$1,125
05/01/2021 Contract Anniversary				$100,000	$5,000
06/15/2021	$1,875			$100,000	$3,125
09/15/2021	$1,875			$100,000	$1,250
11/15/2021		$4,000		$96,900	$0

On 3/15/21 there was an RMD Withdrawal of $1,875 and on 4/1/21 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/20 through 4/30/21) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. On 5/1/21, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/21, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount Protected Payment Amount; $4,000 - $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 - $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base x (1- ratio); $100,000 x (1- 3.10%); $100,000 x 96.90% = $96,900).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• All Designated Lives are 65 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

• Surviving Spouse continues Contract upon the death of the first Designated Life.

• Surviving Spouse died during Contract Year 26 after the $5,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$5,000	$96,489	$100,000	$5,000
2	$5,000	$92,410	$100,000	$5,000
3	$5,000	$88,543	$100,000	$5,000
4	$5,000	$84,627	$100,000	$5,000
5	$5,000	$80,662	$100,000	$5,000
6	$5,000	$76,648	$100,000	$5,000
7	$5,000	$72,583	$100,000	$5,000
8	$5,000	$68,467	$100,000	$5,000
9	$5,000	$64,299	$100,000	$5,000
10	$5,000	$60,078	$100,000	$5,000
11	$5,000	$55,805	$100,000	$5,000
12	$5,000	$51,478	$100,000	$5,000
13	$5,000	$47,096	$100,000	$5,000
Activity (Death of first Designated Life) 14	$5,000	$42,660	$100,000	$5,000
15	$5,000	$38,168	$100,000	$5,000
16	$5,000	$33,619	$100,000	$5,000
17	$5,000	$29,013	$100,000	$5,000
18	$5,000	$24,349	$100,000	$5,000
19	$5,000	$19,626	$100,000	$5,000
20	$5,000	$14,844	$100,000	$5,000
21	$5,000	$10,002	$100,000	$5,000
22	$5,000	$5,099	$100,000	$5,000
23	$5,000	$0	$100,000	$5,000
24	$5,000	$0	$100,000	$5,000
25	$5,000	$0	$100,000	$5,000

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
26	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

During Contract Year 13, the death of the first Designated Life occurred. Withdrawals of the Protected Payment Amount (5% of the Protected Payment Base) will continue to be paid each year (even after the Contract Value was reduced to zero) until the Rider terminates.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

APPENDIX: INVESTMENT GUARD

SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals made from the Contract Prior to the end of a Term effect the values and benefits under this Rider. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns or losses nor are they a reflection of how your Contract will actually perform.

Example #1 – Changes to the Protected Base and Buffer Amount during the 5-Year Option

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Buffer Percentage = 10%

• A subsequent Purchase Payment of $20,000 is received in Contract Year 1 and $10,000 is received in Contract Year 3.

• A withdrawal of $10,000 is taken during Contract Year 4.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Protected Base	Buffer Amount	Amount Added to the Contract Value
1	$100,000		$100,000	$100,000	$10,000
Activity	$20,000		$127,000	$120,000	$12,000
2			$127,000	$120,000	$12,000
3			$63,500	$120,000	$12,000
Activity	$10,000		$77,945	$120,000	$12,000
4			$77,945	$120,000	$12,000
Activity		$10,000	$73,401	$105,612	$10,561
5			$73,401	$105,612	$10,561
Values at End of 5th Year			$78,539	$105,612	$10,561
Value after Additional Amount Applied			$89,100	$0		$10,561

The Protected Base is equal to (a) + (b) – (c) as indicated below:

(a) is the Contract Value at the start of the Term,

(b) is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Protected Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

The Buffer Amount is equal to (a) x (b) as indicated below:

(a) the Protected Base

(b) the Buffer Percentage

On the Rider Effective Date, the initial values are set as follows:

• Protected Base = Initial Purchase Payment = $100,000

During Contract Year 1, an additional Purchase Payment of $20,000 was made. Since this Purchase Payment was made during the first Contract Year, the Protected Base will be increased by $20,000. In addition, the Buffer Amount will increase by $2,000 to $12,000 ($120,000 x 10% = $12,000).

During Contract Year 3, an additional Purchase Payment of $10,000 was made. However, this Purchase Payment will not increase the Protected Base because it was not made during the first Contract Year (or first year of the 5-Year Term). In addition, this Purchase Payment will not increase the Buffer Amount because it was not made during the first Contract Year (or first year of the 5-Year Term). The Purchase Payment will increase the Contract Value.

During Contract Year 4, a withdrawal of $10,000 was made. This withdrawal will reduce the Protected Base on a pro rata basis and will result in a new Protected Base and Buffer Amount.

For the Protected Base, the pro rata adjustment is $14,388 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 / ($73,401 + $10,000) = 0.1199) multiplied by the Protected Base prior to the withdrawal ($120,000 x 0.1199 = $14,388). The new Protected Base (a) + (b) – (c) = $105,612 ($120,000 + 0 – $14,388 = $105,612).

The Buffered Amount is reduced to $10,561 ($105,612 x 10%)

The Additional Amount that may be added will be the lesser of (a) the difference between the Contract Value in the last day of the Term and the Protected Base, or (b) the Buffer Amount. At the end of Contract Year 5 (end of the 5-Year Term) the Contract Value ($78,539) is less than the Protected Base ($105,612). The difference between the Protected Base and the Contract Value is $27,073 ($105,612 - $78,539). Since the difference is greater than the Buffer Amount ($10,561), the Additional Amount is equal to the Buffer Amount which is added to the Contract Value at the end of the 5th year. The Contract Value after the Additional Amount is applied is $89,100 ($78,539 + $10,561). The rider terminates after the Additional Amount is applied.

Example #2 – Changes to the Protected Base and Buffer Amount during the 7-Year Option

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Buffer Percentage = 15%

• A subsequent Purchase Payment of $20,000 is received in Contract Year 1 and $10,000 is received in Contract Year 3.

• A withdrawal of $10,000 is taken during Contract Year 4.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Protected Base	Buffer Amount	Amount Added to the Contract Value
1	$100,000		$100,000	$100,000	$15,000
Activity	$20,000		$127,000	$120,000	$18,000
2			$127,000	$120,000	$18,000
3			$63,500	$120,000	$18,000
Activity	$10,000		$77,945	$120,000	$18,000
4			$77,945	$120,000	$18,000
Activity		$10,000	$73,401	$105,612	$15,842
5			$73,401	$105,612	$15,842
6			$78,539	$105,612	$15,842
7			$73,041	$105,612	$15,842
Values at End of 7th Year			$67,929	$105,612	$15,842
Value after Additional Amount Applied			$83,771	$0		$15,842

The Protected Base is equal to (a) + (b) – (c) as indicated below:

(a) is the Contract Value at the start of the Term,

(b) is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Protected Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

The Buffer Amount is equal to (a) x (b) as indicated below:

(a) the Protected Base

(b) the Buffer Percentage

On the Rider Effective Date, the initial values are set as follows:

• Protected Base = Initial Purchase Payment = $100,000

During Contract Year 1, an additional Purchase Payment of $20,000 was made. Since this Purchase Payment was made during the first Contract Year, the Protected Base will be increased by $20,000. In addition, the Buffer Amount will increase by $3,000 to $18,000 ($120,000 x 15% = $18,000).

During Contract Year 3, an additional Purchase Payment of $10,000 was made. However, this Purchase Payment will not increase the Protected Base because it was not made during the first Contract Year (or first year of the 7-Year Term). In addition, this Purchase Payment will not increase the Buffer Amount because it was not made during the first Contract Year (or first year of the 7-Year Term). The Purchase Payment will increase the Contract Value.

During Contract Year 4, a withdrawal of $10,000 was made. This withdrawal will reduce the Protected Base on a pro rata basis and will result in a new Protected Base and Buffer Amount.

For the Protected Base, the pro rata adjustment is $14,388 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 / ($73,401 + $10,000) = 0.1199) multiplied by the Protected Base prior to the withdrawal ($120,000 x 0.1199 = $14,388). The new Protected Base (a) + (b) – (c) = $105,612 ($120,000 + 0 – $14,388 = $105,612).

The Buffered Amount is reduced to $15,842 ($105,612 x 15%)

The Additional Amount that may be added will be the lesser of (a) the difference between the Contract Value in the last day of the Term and the Protected Base, or (b) the Buffer Amount. At the end of Contract Year 7 (end of the 7-Year Term) the Contract Value ($67,929) is less than the Protected Base ($105,612). The difference between the Protected Base and the Contract Value is $37,683 ($105,612 - $67,929). Since the difference is greater than the Buffer Amount ($15,842), the Additional Amount is equal to the Buffer Amount which is added to the Contract Value at the end of the 7th year. The Contract Value after the Additional Amount is applied is $83,771 ($67,929 + $15,842). The rider terminates after the Additional Amount is applied.

If you select a lower Buffer Percentage, the Buffer Amount that may be added will be lower than what is shown in the above Example since the Protected Base will be multiplied by a lower percentage.

Generally, if an additional amount is added to the Contract Value, a higher Buffer Amount (such as may result if a higher Buffer Percentage is in effect) will increase the likelihood that the additional amount will be the difference between the Contract Value and the Protected Base, since the additional amount added (if any) is based on the lesser of (a) the Buffer Amount or (b) the difference between the Contract Value and the Protected Base at the end of the term. If an additional amount is added to the Contract Value and the Buffer Amount is low (such as may result if a lower Buffer Percentage is in effect), there will be a higher likelihood that the additional amount added (if any) will be the Buffer Amount.

Example #3 – Changes to the Protected Base and Buffer Amount during the 10-Year Option.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Buffer Percentage = 20%

• A subsequent Purchase Payment of $20,000 is received in Contract Year 1 and $10,000 is received in Contract Year 3.

• A withdrawal of $10,000 is taken during Contract Year 4.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Protected Base	Buffer Amount	Amount Added to the Contract Value
1	$100,000		$100,000	$100,000	$20,000
Activity	$20,000		$127,000	$120,000	$24,000
2			$127,000	$120,000	$24,000
3			$63,500	$120,000	$24,000
Activity	$10,000		$77,945	$120,000	$24,000
4			$77,945	$120,000	$24,000
Activity		$10,000	$73,401	$105,612	$21,122
5			$73,401	$105,612	$21,122
6			$78,539	$105,612	$21,122
7			$73,041	$105,612	$21,122
8			$67,929	$105,612	$21,122
9			$63,174	$105,612	$21,122
10			$58,751	$105,612	$21,122
Values at End of 10th Year			$54,639	$105,612	$21,122
Value after Additional Amount Applied			$75,761	$0		$21,122

The Protected Base is equal to (a) + (b) – (c) as indicated below:

(a) is the Contract Value at the start of the Term,

(b) is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Protected Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

The Buffer Amount is equal to (a) x (b) as indicated below:

(a) the Protected Base

(b) the Buffer Percentage

On the Rider Effective Date, the initial values are set as follows:

• Protected Base = Initial Purchase Payment = $100,000

During Contract Year 1, an additional Purchase Payment of $20,000 was made. Since this Purchase Payment was made during the first Contract Year, the Protected Base will be increased by $20,000. In addition, the Buffer Amount will increase by $4,000 to $24,000 ($120,000 x 20% = $24,000)..

During Contract Year 3, an additional Purchase Payment of $10,000 was made. However, this Purchase Payment will not increase the Protected Base because it was not made during the first Contract Year (or first year of the 10-Year Term). In addition, this Purchase Payment will not increase the Buffer Amount because it was not made during the first Contract Year (or first year of the 10-Year Term). The Purchase Payment will increase the Contract Value.

During Contract Year 4, a withdrawal of $10,000 was made. This withdrawal will reduce the Protected Base on a pro rata basis and will result in a new Protected Base and Buffer Amount.

For the Protected Base, the pro rata adjustment is $14,388 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 / ($73,401 + $10,000) = 0.1199) multiplied by the Protected Base prior to the withdrawal ($120,000 x 0.1199 = $14,388). The new Protected Base (a) + (b) – (c) = $105,612 ($120,000 + 0 – $14,388 = $105,612).

The Buffer amount is reduced to $21,122 ($105,612 x 20%)

The Additional Amount that may be added will be the lesser of (a) the difference between the Contract Value in the last day of the Term and the Protected Base, or (b) the Buffer Amount. At the end of Contract Year 10 (end of the 10-Year Term) the Contract Value ($54,639) is less than the Protected Base ($105,612). The difference between the Protected Base and the Contract Value is $50,973 ($105,612 - $54,639). Since the difference is greater than the Buffer Amount ($21,122), the Additional Amount is equal to the Buffer Amount which is added to the Contract Value at the end of the 10th year. The Contract Value after the Additional Amount is applied is $75,761 ($54,639 + $21,122). The rider terminates after the Additional Amount is applied.

If you select a lower Buffer Percentage, the Buffer Amount that may be added will be lower than what is shown in the above Example since the Protected Base will be multiplied by a lower percentage.

Generally, if an additional amount is added to the Contract Value, a higher Buffer Amount (such as may result if a higher Buffer Percentage is in effect) will increase the likelihood that the additional amount will be the difference between the Contract Value and the Protected Base, since the additional amount added (if any) is based on the lesser of (a) the Buffer Amount or (b) the difference between the Contract Value and the Protected Base at the end of the term. If an additional amount is added to the Contract Value and the Buffer Amount is low (such as may result if a lower Buffer Percentage is in effect), there will be a higher likelihood that the additional amount added (if any) will be the Buffer Amount.

APPENDIX: RETURN OF PURCHASE PAYMENTS DEATH BENEFIT AND RETURN OF PURCHASE PAYMENTS II DEATH BENEFIT SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the death benefit amount provided under the optional Return of Purchase Payments Death Benefit (Return of Purchase Payments Death Benefit II for Contracts issued in California) and to demonstrate how Purchase Payments and withdrawals made from the Contract may affect the values and benefits. There may be minor differences in the calculations due to rounding. These examples are not intended to reflect what your actual death benefit proceeds will be or serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Under the base Contract (no optional death benefit riders selected), the Death Benefit Amount is equal to the Contract Value.

THE EXAMPLES BELOW ASSUME NO OWNER CHANGE OR AN OWNER CHANGE TO THE PREVIOUS OWNER’S SPOUSE; THESE EXAMPLES APPLY TO CONTRACTS ISSUED IN CALIFORNIA.

Return of Purchase Payments Death Benefit (Return of Purchase Payments Death Benefit II for Contracts issued in California)

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• A withdrawal of $35,000 is taken during Contract Year 6.

• A withdrawal of $10,000 is taken during Contract Year 11.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]
1	$100,000		$100,000	$100,000
2			$103,000	$100,000
3			$106,090	$100,000
Activity	$25,000		$133,468	$125,000
4			$134,458	$125,000
5			$138,492	$125,000
6			$142,647	$125,000
Activity		$35,000	$110,844	$95,000
7			$111,666	$95,000
8			$103,850	$95,000
9			$96,580	$95,000
10			$89,820	$95,000
11			$83,530	$95,000
Activity		$10,000	$73,530	$83,629
12			$68,383	$83,629
13			$63,596	$83,629
14 Death Occurs			$59,144	$83,629

1The greater of the Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. The Total Adjusted Purchase Payment amount increased to $125,000. The Contract Value increased to $133,468.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $95,000 (Total Adjusted Purchase Payment amount prior to the withdrawal × (1 − Pro Rata Reduction); $125,000 × (1 − 24.00%); $125,000 × 76.00% = $95,000).

During Contract Year 11, a withdrawal of $10,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $83,629 and decreased the Contract Value to $73,530. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($83,530, which equals the $73,530 Contract Value after the withdrawal plus the $10,000 withdrawal amount). Numerically, the percentage is 11.97% ($10,000 ÷ $83,530 = 0.1197 or 11.97%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $83,629 (Total Adjusted Purchase Payment prior to the withdrawal × (1 − Pro Rata Reduction); $95,000 × (1 − 11.97%); $95,000 × 88.03% = $83,629). Since the Total Adjusted Purchase Payments were greater than the Contract Value at the time of the withdrawal, the Pro Rata Reduction resulted in the Total Purchase Payments being reduced by a greater amount than the withdrawal amount.

During Contract Year 14, death occurs. The Death Benefit Amount under the Return of Purchase Payments Death Benefit will be the Total Adjusted Purchase Payments ($83,629) because that amount is greater than the Contract Value ($59,144).

Using the table above, if death occurred in Contract Year 7, the Death Benefit Amount under the Return of Purchase Payments Death Benefit would be the Contract Value ($111,666) because that amount is greater than the Total Adjusted Purchase Payment of $95,000.

THE EXAMPLES BELOW ASSUME OWNER CHANGE TO SOMEONE OTHER THAN PREVIOUS OWNER’S SPOUSE, TO A TRUST OR NON-NATURAL ENTITY WHERE THE OWNER AND ANNUITANT ARE NOT THE SAME PERSON PRIOR TO THE CHANGE OR IF AN OWNER IS ADDED THAT IS NOT A SPOUSE OF THE OWNER. THESE EXAMPLES DO NOT APPLY TO CONTRACTS ISSUED IN CALIFORNIA.

Return of Purchase Payments Death Benefit

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• A withdrawal of $35,000 is taken during Contract Year 6.

• Owner change to someone other than previous Owner’s Spouse during Contract Year 8.

• A withdrawal of $10,000 is taken during Contract Year 11.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]
1	$100,000		$100,000	$100,000
2			$103,000	$100,000
3			$106,090	$100,000
Activity	$25,000		$133,468	$125,000
4			$134,458	$125,000
5			$138,492	$125,000
6			$142,647	$125,000
Activity		$35,000	$110,844	$95,000
7			$111,666	$95,000
8			$103,850	$95,000
Owner Change			$100,735	$95,000
9			$96,580	$95,000
10			$89,820	$95,000
11			$83,530	$95,000
Activity		$10,000	$73,530	$83,629
12			$68,383	$83,629
13			$63,596	$83,629
14 Death Occurs			$59,144	$83,629

1The greater of the Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. The Total Adjusted Purchase Payment amount increased to $125,000. The Contract Value increased to $133,468.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $95,000 (Total Adjusted Purchase Payment amount prior to the withdrawal × (1 − Pro Rata Reduction); $125,000 × (1 − 24.00%); $125,000 × 76.00% = $95,000).

During Contract Year 8, an Owner change to someone other than the previous Owner’s spouse occurred. The Total Adjusted Purchase Payments on the effective date of the Owner change (the “Change Date”) will be reset to equal the lesser of the Contract Value as of the Change Date or the Total Adjusted Purchase Payments as of the Change Date. Numerically, the Total Adjusted Purchase Payments amount will be $95,000 since the Total Adjusted Purchase Payments as of the Change Date ($95,000) is less than the Contract Value as of the Change Date ($100,735).

After the Change Date, the Total Adjusted Purchase Payments will be increased by any Purchase Payments made after the Change Date and will be reduced by any Pro Rata Reduction for withdrawals made after the Change Date.

During Contract Year 11, a withdrawal of $10,000 was made. This withdrawal reduced the Total Adjusted Purchase Payments amount on a pro rata basis to $83,629 and decreased the Contract Value to $73,530. Numerically, the new Total Adjusted Purchase Payments amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($83,530, which equals the $73,530 Contract Value after the withdrawal plus the $10,000 withdrawal amount). Numerically, the percentage is 11.97% ($10,000 ÷ $83,530 = 0.1197 or 11.97%).

Second, determine the new Total Adjusted Purchase Payments amount. The Total Adjusted Purchase Payments amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payments amount is $83,629 (Total Adjusted Purchase Payments amount prior to the withdrawal x (1 - Pro Rata Reduction); $95,000 x (1 - 11.97%); $95,000 x 88.03% = $83,629). Since the Total Adjusted Purchase Payments were greater than the Contract Value at the time of the withdrawal, the Pro Rata Reduction resulted in the Total Purchase Payments being reduced by a greater amount than the withdrawal amount.

During Contract Year 14, death occurs. The Death Benefit Amount under the Return of Purchase Payments Death Benefit will be the Total Adjusted Purchase Payments ($83,629) because that amount is greater than the Contract Value ($59,144).

Using the table above, if death occurred in Contract Year 7, the Death Benefit Amount under the Return of Purchase Payments Death Benefit would be the Contract Value ($111,666) because that amount is greater than the Total Adjusted Purchase Payment of $95,000.

APPENDIX: STEPPED-UP DEATH BENEFIT AND STEPPED-UP DEATH BENEFIT II SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the death benefit amount under the Contract and the optional Stepped-Up Death Benefit (Stepped-Up Death Benefit II for Contracts issued in California) and to demonstrate how Purchase Payments and withdrawals made from the Contract may affect the values and benefits. There may be minor differences in the calculations due to rounding. These examples are not intended to reflect what your actual death benefit proceeds will be or serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

THE EXAMPLES BELOW ASSUME NO OWNER CHANGE OR AN OWNER CHANGE TO THE PREVIOUS OWNER’S SPOUSE

Stepped-Up Death Benefit (Stepped-Up Death Benefit II for Contracts issued in California)

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• A withdrawal of $35,000 is taken during Contract Year 6.

• Annual Step-Ups occur on each of the first 7 Contract Anniversaries.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Return of Purchase Payments[1]	Guaranteed Minimum (Stepped-Up) Death Benefit Amount
1	$100,000		$100,000	$100,000	$100,000
2			$103,000	$100,000	$103,000
3			$106,090	$100,000	$106,090
Activity	$25,000		$133,468	$125,000	$131,090
4			$134,458	$125,000	$134,458
5			$138,492	$125,000	$138,492
6			$142,647	$125,000	$142,647
Activity		$35,000	$110,844	$95,000	$108,412
7			$111,666	$95,000	$111,666
8			$103,850	$95,000	$111,666
9			$96,580	$95,000	$111,666
Death Occurs			$89,820	$95,000	$111,666

1 The greater of the Contract Value or the adjusted Return of Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Return of Purchase Payment = Initial Purchase Payment = $100,000

• Guaranteed Minimum (Stepped-Up) Death Benefit Amount = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. This results in an increase in the Return of Purchase Payment amount to $125,000. The Contract Value increased to $133,468 and the Guaranteed Minimum (Stepped-Up) Death Benefit Amount increased to $131,090.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Return of Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. In addition, the Guaranteed Minimum (Stepped-Up) Death Benefit Amount was reduced on a pro rata basis to $108,412. Numerically, the new Return of Purchase Payment and Guaranteed Minimum (Stepped-Up) Death Benefit Amount is calculated as follows:

First, determine the ratio for the proportionate reduction. The ratio is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the ratio is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%)

Second, determine the new Return of Purchase Payment amount. The Return of Purchase Payment amount prior to the withdrawal is multiplied by 1 less the ratio determined above. Numerically, the new Return of Purchase Payment amount is $95,000 (Return of Purchase Payment amount prior to the withdrawal × (1 – ratio); $125,000 × (1 – 24.00%); $125,000 × 76.00% = $95,000).

Third, determine the new Guaranteed Minimum (Stepped-Up) Death Benefit Amount. The Guaranteed Minimum (Stepped-Up) Death Benefit Amount prior to the withdrawal is multiplied by 1 less the ratio determined above. Numerically, the new Guaranteed Minimum (Stepped-Up) Death Benefit Amount is $108,412 (Guaranteed Minimum (Stepped-Up) Death Benefit Amount prior to the withdrawal × (1 – ratio); $142,647 × (1 – 24.00%); $142,647 × 76.00% = $108,412).

During Contract Year 9, death occurs. The death benefit proceeds are the greater of the Death Benefit Amount (Contract Value or Return of Purchase Payments adjusted for withdrawals) or the Guaranteed Minimum (Stepped-Up) Death Benefit Amount. The Death Benefit Amount is $95,000 because the Return of Purchase Payment Amount ($95,000) is greater than the Contract Value ($89,820). The death benefit proceeds are equal to the Guaranteed Minimum (Stepped-Up) Death Benefit Amount of $111,666 because it is greater than the Death Benefit Amount (Return of Purchase Payments of $95,000).

THE EXAMPLES BELOW ASSUME OWNER CHANGE TO SOMEONE OTHER THAN PREVIOUS OWNER’S SPOUSE, TO A TRUST OR NON-NATURAL ENTITY WHERE THE OWNER AND ANNUITANT ARE NOT THE SAME PERSON PRIOR TO THE CHANGE OR IF AN OWNER IS ADDED THAT IS NOT A SPOUSE OF THE OWNER

THIS SET OF EXAMPLES DOES NOT APPLY TO CONTRACTS ISSUED IN CALIFORNIA.

Stepped-Up Death Benefit

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• Owner change to someone other than previous Owner’s Spouse during Contract Year 5.

• A withdrawal of $35,000 is taken during Contract Year 6.

• Annual Step-Ups occur on each of the first 7 Contract Anniversaries.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]	Guaranteed Minimum (Stepped-Up) Death Benefit Amount
1	$100,000		$100,000	$100,000	$100,000
2			$103,000	$100,000	$103,000
3			$106,090	$100,000	$106,090
Activity	$25,000		$133,468	$125,000	$131,090
4			$134,458	$125,000	$134,458
5			$138,492	$125,000	$138,492
Owner Change			$140,569	$125,000	$125,000
6			$142,647	$125,000	$142,647
Activity		$35,000	$110,844	$95,000	$108,412
7			$111,666	$95,000	$111,666
8			$103,850	$95,000	$111,666
9			$96,580	$95,000	$111,666
Death Occurs			$89,820	$95,000	$111,666

1 The greater of the Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

• Guaranteed Minimum (Stepped-Up) Death Benefit Amount = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. This results in an increase in the Total Adjusted Purchase Payment amount to $125,000. The Contract Value increased to $133,468 and the Guaranteed Minimum (Stepped-Up) Death Benefit Amount increased to $131,090.

During Contract Year 5, an Owner change to someone other than the previous Owner’s spouse occurred. The Total Adjusted Purchase Payments on the effective date of the Owner change (the “Change Date”) will be reset to equal the lesser of the Contract Value as of the Change Date or the Total Adjusted Purchase Payments as of the Change Date. Numerically, the Total Adjusted Purchase Payments amount will be $125,000 since the Total Adjusted Purchase Payments as of the Change Date ($125,000) is less than the Contract Value as of the Change Date ($140,569). In addition, the Guaranteed Minimum (Stepped-Up) Death Benefit Amount will be reset to equal the Total Adjusted Purchase Payments amount ($125,000) as of the Change Date.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payments amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. In addition, the Guaranteed Minimum (Stepped-Up) Death Benefit Amount was reduced on a pro rata basis to $108,412. Numerically, the new Total Adjusted Purchase Payments amount and Guaranteed Minimum (Stepped-Up) Death Benefit Amount are calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%)

Second, determine the new Total Adjusted Purchase Payments amount. The Total Adjusted Purchase Payments amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payments amount is $95,000 (Total Adjusted Purchase Payments amount prior to the withdrawal × (1 − Pro Rata Reduction); $125,000 × (1 − 24.00%); $125,000 × 76.00% = $95,000).

Third, determine the new Guaranteed Minimum (Stepped-Up) Death Benefit Amount. The Guaranteed Minimum (Stepped-Up) Death Benefit Amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Guaranteed Minimum (Stepped-Up) Death Benefit Amount is $108,412 (Guaranteed Minimum (Stepped-Up) Death Benefit Amount prior to the withdrawal × (1 − Pro Rata Reduction); $142,647 × (1 − 24.00%); $142,647 × 76.00% = $108,412).

During Contract Year 9, death occurs. The death benefit proceeds are the greater of the Death Benefit Amount (Contract Value or Total Adjusted Purchase Payments) or the Guaranteed Minimum (Stepped-Up) Death Benefit Amount. The Death Benefit Amount is $95,000 because the Total Adjusted Purchase Payments ($95,000) is greater than the Contract Value ($89,820). The death benefit proceeds are equal to the Guaranteed Minimum (Stepped-Up) Death Benefit Amount of $111,666 because it is greater than the Death Benefit Amount (Total Adjusted Purchase Payments of $95,000).

APPENDIX: EARNINGS ENHANCEMENT DEATH BENEFIT (EEDB) SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals affect the values and benefits under this Rider. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

THE EXAMPLE BELOW ASSUMES NO OWNER CHANGE OR AN OWNER CHANGE TO THE PREVIOUS OWNER’S SPOUSE

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received during Contract Year 3.

• A withdrawal of $20,000 is taken during Contract Year 7.

• A withdrawal of $10,000 is taken during Contract Year 8.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Earnings[1]	Remaining Purchase Payments	Adjustment to Remaining Purchase Payments	40% EEDB [2]	25% EEDB [3]
1	$100,000		$100,000	$0	$100,000	-	$0	$0
2			$103,000	$3,000	$100,000	-	$1,200	$750
3			$106,090	$6,090	$100,000	-	$2,436	$1,523
Activity	$20,000		$128,468	$8,468	$120,000	-	$3,387	$2,117
4			$129,421	$9,421	$120,000	-	$3,768	$2,355
5			$133,304	$13,304	$120,000	-	$5,321	$3,326
6			$137,303	$17,303	$120,000	-	$6,921	$4,326
7			$141,422	$21,422	$120,000	-	$8,569	$5,355
Activity		$20,000	$124,592	$4,592	$120,000	-	$1,837	$1,148
8			$125,516	$5,516	$120,000	-	$2,206	$1,379
Activity		$10,000	$118,330	$0	$118,330	$1,670	$0	$0
9			$119,208	$878	$118,330		$351	$219
Death at the beginning of year 10			$126,360	$8,030	$118,330		$3,212	$2,008
1For Rider purposes, Earnings are equal to the Contract Value as of the date of death less Remaining Purchase Payments.

2 40% EEDB amount is applicable if the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 69 or younger on the Rider Effective Date. For Contracts issued in California, 40% EEDB amount is applicable if the oldest Annuitant was age 69 or younger on the Rider Effective Date.

3 25% EEDB amount is applicable if the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 70 to 75 on the Rider Effective Date. For Contracts issued in California, 25% EEDB amount is applicable if the oldest Annuitant was age 70 to 75 on the Rider Effective Date.

On the Rider Effective Date, the initial values are set as follows:

• Remaining Purchase Payments = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $20,000 was made. As a result, the Remaining Purchase Payments increased to $120,000 ($100,000 + $20,000 = $120,000). The Contract Value increased to $128,468.

During Contract Year 7, a withdrawal of $20,000 was made. This will cause an adjustment to the Earnings amount on a dollar for dollar basis that results in a balance of $4,592. The $4,592 is the result of taking the Contract Value after the withdrawal less the Remaining Purchase Payments ($124,592 - $120,000 = $4,592). Since there are Earnings remaining after the withdrawal, there is no adjustment to the Remaining Purchase Payments.

During Contract Year 8, a withdrawal of $10,000 was made. Assuming the Earnings at the time of the withdrawal were $8,330, the withdrawal exceeds the Earnings. Since the $10,000 withdrawal exceeded the Earnings, an adjustment to the Remaining Purchase Payments will occur. The Remaining Purchase Payments will be reduced by $1,670 which is the difference between the amount of the withdrawal less the Earnings at the time of the withdrawal ($10,000 - $8,330 = $1,670). The Earnings will be reduced to zero.

During Contract Year 10 death of the Owner (Annuitant for Contracts issued in California) occurs. The EEDB amount added to the death benefit is based on the age of the oldest Owner on the Rider Effective Date and the Earnings in the Contract on the date of death.

Assuming the oldest Owner was 69 or younger (oldest Annuitant for Contracts issued in California) on the Rider Effective Date, the EEDB amount added to the death benefit would be $3,212. $3,212 represents 40% of the Earnings ($8,030 x 40% = $3,212).

Assuming the oldest Owner was 70 to 75 (oldest Annuitant for Contracts issued in California) on the Rider Effective Date, the EEDB amount added to the death benefit would be $2,008. $2,008 represents 25% of the Earnings ($8,030 x 25% = $2,008).

THE EXAMPLE BELOW ASSUMES AN OWNER CHANGE TO SOMEONE OTHER THAN THE PREVIOUS OWNER’S SPOUSE, TO A TRUST OR NON-NATURAL ENTITY WHERE THE OWNER AND ANNUITANT ARE NOT THE SAME PERSON PRIOR TO THE CHANGE OR IF AN OWNER WAS ADDED THAT IS NOT A SPOUSE OF THE OWNER

THIS SET OF EXAMPLES DOES NOT APPLY TO CONTRACTS ISSUED IN CALIFORNIA.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received during Contract Year 3.

• Owner change to someone other than previous Owner’s Spouse during Contract Year 5.

• A withdrawal of $5,000 is taken during Contract Year 7.

• A withdrawal of $15,000 is taken during Contract Year 8.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Earnings[1]	Remaining Purchase Payments	Adjustment to Remaining Purchase Payments	40% EEDB [2]	25% EEDB [3]
1	$100,000		$100,000	$0	$100,000	-	$0	$0
2			$103,000	$3,000	$100,000	-	$1,200	$750
3			$106,090	$6,090	$100,000	-	$2,436	$1,523
Activity	$20,000		$128,468	$8,468	$120,000	-	$3,387	$2,117
4			$129,421	$9,421	$120,000	-	$3,768	$2,355
5			$133,304	$13,304	$120,000	-	$5,321	$3,326
Owner Change			$135,970	$0	$135,970	$15,970	$0	$0
6			$137,329	$1,360	$135,970	-	$544	$340
7			$141,422	$5,452	$135,970	-	$2,181	$1,363
Activity		$5,000	$139,250	$3,280	$135,970	-	$1,312	$820
8			$140,643	$4,673	$135,970	-	$1,869	$1,168
Activity		$15,000	$128,456	$0	$128,456	$7,514	$0	$0
9			$129,740	$1,285	$128,456		$514	$321
Death at the beginning of year 10			$133,633	$5,177	$128,456		$2,071	$1,294

1For Rider purposes, Earnings are equal to the Contract Value as of the date of death less Remaining Purchase Payments.

2 40% EEDB amount is applicable if the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 69 or younger on the Change Date.

3 25% EEDB amount is applicable if the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) was age 70 to 75 on the Change Date.

On the Rider Effective Date, the initial values are set as follows:

• Remaining Purchase Payments = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $20,000 was made. As a result, the Remaining Purchase Payments increased to $120,000 ($100,000 + $20,000 = $120,000). The Contract Value increased to $128,468.

During Contract Year 5, an Owner change to someone other than the previous Owner’s spouse occurred. The Remaining Purchase Payments on the effective date of the Owner change (the “Change Date”) will be reset to equal the greater of the Contract Value as of the Change Date or the Remaining Purchase Payments balance on the Change Date. Numerically, the Remaining Purchase Payments will be $135,970 since the Contract Value on the Change Date ($135,970) is greater than the Remaining Purchase Payments ($120,000) as of the Change Date.

After the Change Date, the Remaining Purchase Payments will be increased by any Purchase Payments made since the Change Date and will be reduced by any withdrawals that exceed the amount of Earnings in the Contract accumulated since the Change Date.

During Contract Year 7, a withdrawal of $5,000 was made. This will cause an adjustment to the Earnings amount on a dollar for dollar basis that results in a balance of $3,280. The $3,280 is the result of taking the Contract Value after the withdrawal less the Remaining Purchase Payments ($139,250 - $135,970 = $3,280). Since there are Earnings remaining after the withdrawal, there is no adjustment to the Remaining Purchase Payments.

During Contract Year 8, a withdrawal of $15,000 was made. Assuming the Earnings at the time of the withdrawal were $7,486, the withdrawal exceeds the Earnings. Since the $15,000 withdrawal exceeded the Earnings, an adjustment to the Remaining Purchase Payments will occur. The Remaining Purchase Payments will be reduced by $7,514 which is the difference between the amount of the withdrawal less the Earnings at the time of the withdrawal ($15,000 - $7,486 = $7,514). The Earnings will be reduced to zero.

During Contract Year 10 death of the Owner occurs. The EEDB amount added to the death benefit is based on the age of the oldest Owner on the Change Date and the Earnings in the Contract.

Assuming the oldest Owner was 69 or younger on the Change Date, the EEDB amount added to the death benefit would be $2,071. $2,071 represents 40% of the Earnings ($5,177 x 40% = $2,071).

Assuming the oldest Owner was 70 to 75 on the Change Date, the EEDB amount added to the death benefit would be $1,294. $1,294 represents 25% of the Earnings ($5,177 x 25% = $1,294).

THE EXAMPLE BELOW ASSUMES THAT A SURVIVING SPOUSE CONTINUED THE CONTRACT AND RIDER

The values shown below are based on the following assumptions:

• The Surviving Spouse is under age 75 and elected to continue the Contract and Rider. If the Surviving Spouse was over the age of 75, the Surviving Spouse would not be able to continue the Rider and the Rider charges and benefits would no longer be applied.

• The EEDB amount applied to the death benefit proceeds was 40% of Earnings.

• No Owner changes occurred.

Beginning of Continued Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Earnings[1]	Remaining Purchase Payments	Adjustment to Remaining Purchase Payments	40% EEDB [2]	25% EEDB [3]
1	$0		$129,572	$0	$129,572	-	$0	$0
2			$133,459	$3,887	$129,572	-	$1,555	$972
3			$137,463	$7,891	$129,572	-	$3,156	$1,973
Activity	$20,000		$160,212	$10,640	$149,572	-	$4,256	$2,660
4			$161,814	$12,242	$149,572	-	$4,897	$3,061
5			$166,668	$17,096	$149,572	-	$6,838	$4,274

Beginning of Continued Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Earnings[1]	Remaining Purchase Payments	Adjustment to Remaining Purchase Payments	40% EEDB [2]	25% EEDB [3]
6			$171,668	$22,096	$149,572	-	$8,838	$5,524
7			$176,818	$27,246	$149,572	-	$10,898	$6,812
Activity		$20,000	$160,354	$10,782	$149,572	-	$4,313	$2,696
8			$161,958	$12,386	$149,572	-	$4,954	$3,096
Activity		$20,000	$145,197	$0	$145,197	$4,375	$0	$0
9			$146,649	$1,452	$145,197		$581	$363
Death at the beginning of year 10			$151,049	$5,852	$145,197		$2,341	$1,463

1For Rider purposes, Earnings are equal to the Contract Value as of the date of death of the Surviving Spouse less Remaining Purchase Payments.

2 40% EEDB amount is applicable if the Surviving Spouse was age 69 or younger when death benefit proceeds are payable under the Contract.

3 25% EEDB amount is applicable if the Surviving Spouse was age 70 to 75 when the death benefit proceeds are payable under the Contract.

Since the Surviving Spouse elected to continue the Contract and Rider, the Contract Value, Remaining Purchase Payments and Earnings need to be adjusted. The following calculations would be completed to continue the Rider:

• Contract Value – would be set to equal the death benefit proceeds plus any EEDB amount that would have been added to the death benefit proceeds. Assuming the death benefit proceeds were the Contract Value on the date of death the death benefit proceeds would have been $126,360 plus the EEDB amount of $3,212 (40% of Earnings); $126,360 + $3,212 = $129,572.

• Remaining Purchase Payments – would be reset to the greater of the Contract Value on the Continuation Date ($129,572) or the Remaining Purchase Payments immediately prior to the death of the Owner ($118,330); Remaining Purchase Payments would be reset to $129,572 since the Contract Value on the Continuation Date is greater.

• Earnings – will be zero since the Contract was just continued by the Surviving Spouse.

During Contract Year 3, an additional Purchase Payment of $20,000 was made. As a result, the Remaining Purchase Payments increased to $149,572 ($129,572 + $20,000 = $149,572). The Contract Value increased to $160,212.

During Contract Year 7, a withdrawal of $20,000 was made. This will cause an adjustment to the Earnings amount on a dollar for dollar basis that results in a balance of $10,782. The $10,782 is the result of taking the Contract Value after the withdrawal less the Remaining Purchase Payments ($160,354 - $149,572 = $10,782). Since there are Earnings remaining after the withdrawal, there is no adjustment to the Remaining Purchase Payments.

During Contract Year 8, a withdrawal of $20,000 was made. Assuming the Earnings at the time of the withdrawal were $15,625, the withdrawal exceeds the Earnings. Since the $20,000 withdrawal exceeded the Earnings, an adjustment to the Remaining Purchase Payments will occur. The Remaining Purchase Payments will be reduced by $4,375 which is the difference between the amount of the withdrawal less the Earnings at the time of the withdrawal ($20,000 - $15,625 = $4,375). The Earnings will be reduced to zero.

During Contract Year 10 death of the Surviving Spouse occurs. The EEDB amount added to the death benefit is based on the age of the Surviving Spouse on the Continuation Date and the Earnings in the Contract.

Assuming the Surviving Spouse was 69 or younger on the Continuation Date, the EEDB amount added to the death benefit would be $2,341. $2,341 represents 40% of the Earnings ($5,852 x 40% = $2,341).

Assuming the Surviving Spouse was 70 to 75 on the Continuation Date, the EEDB amount added to the death benefit would be $1,463. $1,463 represents 25% of the Earnings ($5,852 x 25% = $1,463).

WHERE TO GO FOR MORE INFORMATION

You will find additional information about this variable annuity contract and Separate Account A in the Statement of Additional Information (SAI) dated June 17, 2022.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it is incorporated by reference.

You can get a copy of the SAI at no charge by visiting our website, calling or writing to us, or by contacting the SEC. Reports and other information about Separate Account A are available on the SEC website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

The Pacific Choice 2 Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive. P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your financial professional or contact us.

How to Contact Us

Call or write our Service Center at:

Pacific Life Insurance Company
P.O. Box 2378
Omaha, Nebraska 68103-2378

Contract Owners: (800) 722-4448
Financial Professionals: (800) 722-2333
6 a.m. through 5 p.m. Pacific time

Send Purchase Payments, other payments and application forms to our Service Center at the following address:

By mail
Pacific Life Insurance Company
P.O. Box 2290
Omaha, Nebraska 68103-2290

By overnight delivery service
Pacific Life Insurance Company
6750 Mercy Road, RSD
Omaha, Nebraska 68106

FINRA Public Disclosure Program

The Financial Industry Regulatory Authority (FINRA) provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

EDGAR Contract No. C000233932

STATEMENT OF ADDITIONAL INFORMATION

JUNE 17, 2022

PACIFIC CHOICE 2

SEPARATE ACCOUNT A

Pacific Choice 2 (the “Contract”) is a variable annuity contract offered by Pacific Life Insurance Company (“Pacific Life”).

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated June 17, 2022, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life or by visiting our website at www.pacificlife.com. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

Pacific Life Insurance Company

Mailing address: P.O. Box 2378

Omaha, Nebraska 68103-2378

(800) 722-4448 - Contract Owners

(800) 722-2333 - Financial Professionals

i

PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, mutual funds, broker-dealer operations, and investment advisory services.

We are authorized to conduct our life insurance and annuity business in the District of Columbia and in all states except New York. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. On September 1, 2005, Pacific Life changed from a California corporation to a Nebraska corporation. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Pursuant to Commodity Futures Trading Commission Rule 4.5, Pacific Life has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Separate Account A

Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.” We established the Separate Account under the laws of the state of California. The Separate Account is maintained under the laws of the state of Nebraska.

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss. We must keep assets in the Separate Account equal to the reserves and contract liabilities (i.e. amounts at least equal to the aggregate variable account value) sufficient to pay obligations under the contracts funded by the Separate Account.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account may not be the sole investor in the Funds. Investment in a Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the Prospectus and SAI for the Funds for more information.

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PRINCIPAL UNDERWRITER AND DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, LLC (PSD)

Pacific Select Distributors, LLC, our subsidiary, acts as the principal underwriter (distributor) of the Contracts and offers the Contracts on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose financial professionals are authorized by state insurance departments to solicit applications for the Contracts. Because this Contract was not offered before 2022, PSD was not paid any underwriting commissions with regard to this Contract.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Contracts. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Contracts. Your financial professional typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Contract, depending on the agreement between your financial professional and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial professional how he/she will personally be compensated for the transaction.

Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual). The mix of Purchase Payment-based versus trail commissions varies depending upon our agreement with the selling broker-dealer and the commission option selected by your financial professional or broker-dealer.

In addition to the Purchase Payment-based and trail commissions described above, we and/or an affiliate may pay additional cash compensation from our own resources in connection with the promotion and solicitation of applications for the Contracts by some, but not all, broker-dealers. The range of additional cash compensation based on Purchase Payments generally does not exceed 0.40% and trailing compensation based on Account Value generally does not exceed 0.15% on an annual basis. Such additional compensation may give Pacific Life greater access to financial professionals of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial professional may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to financial professional lists, extra marketing assistance or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the financial professional market the Contracts.

We may pay amounts from our own resources (up to $24 per 403(b) contract holder on an annual basis) to compensate or reimburse unaffiliated financial intermediaries for administrative services provided to certain contract holders of 403(b) plans.  These administrative services include, among other services, providing plan documents, determining eligibility and participation requirements, processing loan, distribution, and hardship withdrawals, answering questions, establishing and maintaining individual account records (e.g., sources of deferrals, tracking contribution limits and vesting schedules), and delivering applicable tax forms to 403(b) participants/contract owners.

As of December 31, 2021, the following firms have arrangements in effect with the Distributor pursuant to which the firm is entitled to receive a revenue sharing payment:

American Portfolios Financial Services Inc., Ameriprise Financial Services Inc., Bancwest Investment Services Inc., Bok Financial Securities Inc, Cabot Lodge Securities LLC., Cadaret, Grant & Co., Cambridge Investment Research Inc, Charles Schwab & Co Inc., Citizens Securities Inc, C U N A Brokerage Services Inc., C U S O Financial Services, Cetera Advisors LLC, Cetera Advisors Network LLC, Cetera Financial Institutions, Cetera Financial Specialists, Citigroup Global Markets Inc., Commonwealth Financial Network, Concourse Financial Group Securities Inc., DPL, Edward D. Jones & Co., EF Legacy Securities LLC, The Enterprise Securities Co., Essex Financial Services Inc., Equity Services Inc., F S C Securities Corporation, First Allied Securities Inc., First Heartland Capital Inc., First Horizon Advisors, Geneos Wealth Management Inc., Grovepoint Investments LLC, Horan Securities Inc., Independent Financial Group, Infinex Investments Inc., Jacques Financial LLC, Janney Montgomery Scott Inc., Key Investment Services LLC, Kestra Investment Services, L P L Financial LLC, Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., Lion Street Financial LLC, M Holdings Securities

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Inc., MML Investors Services Inc., Morgan Stanley & Co. Incorporated, Mutual Of Omaha Investor Services Inc., Navy Federal Brokerage, NEXT Financial Group Inc., Park Avenue Securities LLC., PNC Investments Inc., Purshe Kaplan Sterling, R B C Capital Markets Corporation, Raymond James & Associates Inc., Raymond James Financial Services Inc., Royal Alliance Associates Inc., SagePoint Financial Inc., Santander Securities LLC, Securian Financial Services Inc., Securities America Inc., Sorrento Pacific Financial LLC, Stephens Inc., Stifel Nicolaus & Company Inc., TD AMERITRADE Inc, The Huntington Investment, Transamerica Financial Advisors Inc., Triad Advisors Inc., U B S Financial Services Inc., U S Bancorp Investments Inc., Unionbanc Investment Services LLC, United Planners’ Financial Services of America, VOYA Financial Advisors, Wells Fargo Advisors LLC, Wells Fargo Investments LLC, Wescom Financial Services LLC, Western International Securities Inc, Woodbury Financial Services Inc.

We or our affiliates may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Financial professionals may also receive non-cash compensation, such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this Contract over other investment options. You may ask your financial professional about these potential conflicts of interest and how he/she and his/her broker-dealer are compensated for selling the Contract.

Portfolio Managers of the underlying Portfolios available under this Contract may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, representatives of PSD, who would receive information and/or training regarding the Fund’s Portfolios and their management by the Portfolio Managers in addition to information regarding the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or Portfolio Managers. PSD serves as the Pacific Select Fund Distributor.

PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its “average annual total return” over various periods of time. “Total return” represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each full year period. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC, and is also referred to as “standardized return.”

Average Annual Total Return

To calculate a Subaccount’s average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its applicable Subaccount Unit Value (the “initial payment”) and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount (“full withdrawal value”). The full withdrawal value reflects the effect of all recurring Contract fees and charges applicable to a Contract Owner under the Contract, including the asset-based

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Risk Charge, the asset-based Administrative Fee, and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes and/or any other taxes, any optional living benefit rider charge, any non-recurring fees or charges, or any increase in the Risk Charge for an optional Death Benefit Rider. The Annual Fee is also taken into account, assuming an average Contract Value of $100,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

T = (ERV/P)(365/N) – 1

where T = average annual total return

ERV = ending redeemable value

P = hypothetical initial payment of $1,000

N = number of days

Average annual total return figures will be given for recent 1-, 3-, 5- and 10-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount’s operations, or on a year-by-year basis).

When considering “average” total return figures for periods longer than one year, it is important to note that the relevant Subaccount’s annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use “aggregate” total return figures along with its “average annual” total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge or the Annual Fee.

Non-Standardized Total Returns

We may also calculate non-standardized total returns which may or may not reflect any Annual Fee, withdrawal charges, increases in Risk Charge for an optional Death Benefit Rider, charges for premium taxes and/or any other taxes, any optional living benefit rider charge, or any non-recurring fees or charges.

Standardized return figures will always accompany any non-standardized returns shown.

Yields

Fidelity® VIP Government Money Market Subaccount

The “yield” (also called “current yield”) of the Fidelity® VIP Government Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount’s Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Fidelity® VIP Government Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of 365/7)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Fidelity® VIP Government Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes and/or any other taxes, any increase in the

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Risk Charge for an optional Death Benefit Rider, any optional living benefit rider charge or any non-recurring fees or charges, but do reflect a deduction for the Annual Fee, the asset-based Risk Charge, the asset-based Administrative Fee and assume an average Contract Value of $100,000.

Other Subaccounts

“Yield” of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semi-annual compounding:

YIELD = 2*[ (	a–b	+ 1)[6]-1]
c*d

where: a = net investment income earned during the period by the Portfolio attributable to the Subaccount.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.

d = the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the asset-based Risk Charge, and the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $100,000), but does not reflect any withdrawal charge, charge for applicable premium taxes and/or any other taxes, increase in the Risk Charge for an optional Death Benefit Rider, any living benefit rider charge, or any non-recurring fees or charges.

The Subaccounts’ yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount’s performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. (“Lipper”), or Morningstar, Inc. (“Morningstar”), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper’s rankings include variable life issuers as well as variable annuity issuers. The performance analyses prepared by Lipper and Morningstar rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, Morningstar prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron’s, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount’s performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other

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appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account’s investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract (Non-Natural Persons as Owners may not receive tax deferred accumulation). Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis.

The chart shows a single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 32%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the asset-based Risk Charge, and the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $100,000), any withdrawal charge, charge for applicable premium taxes and/or any other taxes, increase in the Risk Charge for an optional Death Benefit Rider, any living benefit rider charge, or any underlying Fund expenses.

If above expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 32% rate on the amount in excess of the Purchase Payment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets (e.g. capital gains and qualifying dividend income) and taxpayers from that illustrated. Withdrawals by and distributions to Contract Owners who have not reached age 59½ may be subject to a tax penalty of 10%.

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Power of Tax Deferral

$10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 32%

THE CONTRACTS

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

(Z) = the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where (A) = the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c where (a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

 (b) = the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and

 (c) = any per share charge (a negative number) or credit (a positive number) for any income taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes

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which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

(B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

(C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period, the basic Risk Charge plus the Administrative Fee and any applicable increase in the Risk Charge (see the CHARGES, FEES AND DEDUCTIONS section in the Prospectus).

As explained in the Prospectus, the Annual Fee, if applicable, will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert any portion of your Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing your Account Value proportionately, relative to your Account Value in each Subaccount and in any fixed option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Contract Value, less any applicable Annual Fees, any optional Rider charge, and/or withdrawal charge, and any charges for premium taxes and/or other taxes without converting this amount into annuity payments.

Second: The First Variable Payment

We begin by referring to your Contract’s Option Table for your Annuity Option (the “Annuity Option Table”). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant’s age (and, in certain cases, sex) and assumes a 4% rate of return, as described in more detail below.

Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $4.99 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $499.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributed to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the “Subaccount Annuity Unit Value”) as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made, (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first) but the value of those Annuity Units will change daily, as described below.

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Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount’s Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 0.70% and the Administrative Fee at an annual rate of 0.25%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Unit Values to correct for the Option Table’s implicit assumed annual investment return on amounts applied but not yet used to furnish annuity benefits. Any increase in your Risk Charge for an optional death benefit rider is not charged after the Annuity Date.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the “Assumed Investment Return” Factors

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant’s age, and, in some cases, the Annuitant’s sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 4% each year during the payout of your annuity; thus 4% is referred to as an “assumed investment return.”

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds the Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

Example: Assume the net investment performance of a Subaccount is at a rate of 4.00% per year (after deduction of the 0.70% Risk Charge and the 0.25% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 4.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 4% return [1.04] is then divided by the factor for the 4% assumed investment return [1.04] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.04	= 1; 1 - 1 = 0; 0 x 100% = 0%.
1.04

If the net investment performance of a Subaccount’s assets is at a rate less than 4.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

Example: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 0.70% Risk Charge and the 0.25% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 1.35% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 4% assumed investment return [1.04] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.026	= 0.9865; 0.9865 – 1 = -0.0135; -0.0135 × 100% = -1.35%.

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1.04

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a “corresponding date” that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

Example: If your Annuity Date is July 31, and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

Age and Sex of Owner and Annuitant

The Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states’ regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with certain qualified plans are required to use unisex factors.

We may require proof of your Annuitant’s age and/or sex before or after commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant’s correct age and sex. If we make the correction after annuity payments have started, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest as stated in your Contract, from any payments due then or later; if we have made underpayments, we will add the amount, with interest as stated in your Contract, of the underpayments to the next payment we make after we receive proof of the correct age and/or sex.

Additionally, we may require proof of the Annuitant’s or Owner’s age and/or sex before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

Systematic Transfer Programs

The fixed option(s) are not available in connection with portfolio rebalancing. You may not use dollar cost averaging, or DCA Plus at the same time. In addition, no fixed option(s) may be used as the target Investment Option under any systematic transfer program.

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Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive notice from you In Proper Form. Your request may specify the date on which you want your first transfer to be made. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semi-annual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again. Currently, we are not enforcing the 30 day waiting periods but we reserve the right to enforce such waiting periods in the future. We will provide at least a 30 day prior notice before we enforce the 30 day waiting periods.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your “source account”). You may choose any one Investment Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging. Currently, we are not enforcing the minimum Account Value but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 day prior notice before we enforce the minimum Account Value requirement.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Currently, we are not enforcing the minimum transfer amount but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 day prior notice before we enforce the minimum transfer amount. Dollar cost averaging transfers are not subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Variable Investment Option(s) you wish to transfer amounts to (your “target account(s)”). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of:

• your request to stop dollar cost averaging is effective,

• your source Account Value is zero,

• your transfer amount is greater than the source Account Value, or

• your Annuity Date.

If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization.

For example, you could specify that 30% of your Contract Value should be in Subaccount A, 40% in Subaccount B, and 30% in Subaccount C.

Over time, the variations in each Subaccount’s investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semi-annually or annually. Any Investment Options not selected for portfolio rebalancing will not be rebalanced.

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Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it In Proper Form. If you stop portfolio rebalancing, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future. If you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time. Portfolio rebalancing will stop on the Annuity Date.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or living benefit rider, if applicable. You may direct us to make your pre-authorized withdrawals from one or more specific Investment Options. If you do not give us these specific instructions, amounts will be deducted proportionately from your Account Value in each Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it In Proper Form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future. We will provide at least a 30 day prior notice before we enforce the 30-day waiting period.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59½, may be subject to a 10% federal tax penalty.

More on Federal Tax Issues

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements generally appear in the Fund SAIs. We believe the underlying Variable Investment Options for the Contract meet these requirements. On March 7, 2008, the Treasury Department issued Final Regulations under Section 817(h). These Final Regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. We reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or

12

appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under case law and IRS guidance, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Separate Account, a Subaccount (or Variable Investment Option), or a Portfolio. All investment decisions concerning the Separate Accounts and the Subaccounts must be made by us, and all investment decisions concerning the underlying Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, you may not enter into an agreement or arrangement with a portfolio manager of a Portfolio or communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio, and you may not enter into any such agreement or arrangement or have any such communication with us or the portfolio manager of a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax advisor with respect to the application of the investor control doctrine.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

FINANCIAL STATEMENTS

The financial statements of Separate Account A of Pacific Life as of December 31, 2021 and for each of the periods presented are included in this SAI. Pacific Life’s statutory basis financial statements as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 are included in this SAI. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND INDEPENDENT AUDITORS

The financial statements of Separate Account A of Pacific Life Insurance Company as of December 31, 2021 and for each of the periods presented have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The statutory basis financial statements of Pacific Life Insurance Company as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The business address of Deloitte & Touche LLP is 695 Town Center Drive, Costa Mesa, CA 92626.

13

Form No. PC2SAI-0522

TABLE OF CONTENTS

SEPARATE ACCOUNT A

Investments	SA-1
Financial Statements:
Statements of Assets and Liabilities	SA-5
Statements of Operations	SA-22
Statements of Changes in Net Assets	SA-34
Financial Highlights	SA-68
Notes to Financial Statements	SA-83
Report of Independent Registered Public Accounting Firm	SA-93

SEPARATE ACCOUNT A

INVESTMENTS

DECEMBER 31, 2021

Each variable account invests in shares of the corresponding portfolio (with the same name). The shares owned and value of investments as of December 31, 2021; and the cost of purchases and proceeds from sales of investments for the year or period ended December 31, 2021, were as follows:

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Core Income Class I *	3,110,646	$39,406,221	$9,914,318	$8,684,634
Diversified Bond Class I *	20,309,653	242,492,946	55,266,160	34,041,827
Floating Rate Income Class I *	11,103,726	153,137,520	42,231,303	29,438,808
Floating Rate Income Class P *	58,650	822,776	844,922	33,071
High Yield Bond Class I *	17,099,805	169,110,868	46,620,168	56,365,800
Inflation Managed Class I *	16,207,707	214,067,500	54,210,545	32,557,673
Intermediate Bond Class I *	96,583	963,996	971,474	7,193
Managed Bond Class I *	26,557,931	391,982,979	50,936,154	57,969,862
Short Duration Bond Class I *	34,419,827	368,494,611	87,384,693	76,660,196
Emerging Markets Debt Class I *	1,417,757	17,268,003	4,255,591	3,993,530
Dividend Growth Class I *	13,152,621	485,104,157	50,836,552	58,441,247
Equity Index Class I *	13,690,737	1,630,460,212	227,162,078	155,359,153
Focused Growth Class I *	4,228,813	266,595,619	42,235,576	38,372,798
Growth Class I *	7,007,398	454,798,980	47,456,647	67,588,151
Hedged Equity Class I *	3,507,996	36,964,055	40,354,766	4,330,988
Hedged Equity Class P *	10,982	115,875	113,853	1,247
Large-Cap Growth Class I *	13,338,193	328,627,096	49,869,939	70,066,234
Large-Cap Value Class I *	7,450,056	256,266,226	45,729,334	42,617,838
Main Street® Core Class I *	4,617,530	317,063,260	9,276,599	49,594,199
Mid-Cap Equity Class I *	7,766,744	265,448,869	31,991,320	39,225,006
Mid-Cap Growth Class I *	11,492,842	368,341,447	43,142,108	71,373,637
Mid-Cap Value Class I *	4,397,206	120,532,223	39,108,715	27,974,957
Small-Cap Equity Class I *	2,440,293	73,712,773	26,131,619	21,823,609
Small-Cap Growth Class I *	4,573,355	152,921,287	33,950,274	38,783,464
Small-Cap Index Class I *	8,439,693	297,351,657	46,788,595	52,824,394
Small-Cap Value Class I *	4,745,401	146,261,344	41,048,120	40,447,755
Value Class I *	9,595,800	187,759,046	11,455,881	36,160,231
Value Advantage Class I *	3,169,074	77,362,216	32,422,493	16,472,589
Emerging Markets Class I *	8,318,753	184,144,332	30,268,841	34,568,182
International Growth Class I *	43,286	429,180	417,888	253
International Large-Cap Class I *	21,456,810	295,621,269	23,497,716	37,022,551
International Small-Cap Class I *	3,282,425	43,595,690	7,476,194	10,818,713
International Value Class I *	8,428,452	120,219,694	22,550,800	27,565,128
Health Sciences Class I *	5,306,623	343,502,385	36,241,827	50,759,768
Real Estate Class I *	4,041,230	161,404,959	18,073,682	29,216,755
Technology Class I *	13,923,275	230,160,319	48,945,490	55,779,722
ESG Diversified Class I *	453,290	4,850,303	5,268,369	616,252
ESG Diversified Growth Class I *	22,712	229,586	310,628	85,554
PSF DFA Balanced Allocation Class D *	21,682,431	366,921,662	65,484,578	24,150,864
PSF DFA Balanced Allocation Class P *	94,465	1,607,469	1,659,466	66,884
Pacific Dynamix - Conservative Growth Class I *	27,687,394	574,370,705	71,123,928	98,435,404
Pacific Dynamix - Conservative Growth Class P *	3,776	78,664	78,696	419
Pacific Dynamix - Moderate Growth Class I *	96,840,560	2,700,159,049	212,905,930	266,816,523
Pacific Dynamix - Moderate Growth Class P *	6,673	186,897	186,164	1,335
Pacific Dynamix - Growth Class I *	48,368,130	1,595,182,901	436,277,618	108,866,520
Pacific Dynamix - Growth Class P *	7,163	237,293	230,045	1,770
Portfolio Optimization Conservative Class I *	88,676,081	1,358,230,080	176,375,200	383,664,816
Portfolio Optimization Moderate-Conservative Class I *	112,501,863	2,000,937,545	48,246,570	308,617,478
Portfolio Optimization Moderate Class I *	429,127,596	8,618,919,202	101,046,418	1,225,012,475
Portfolio Optimization Growth Class I *	343,495,027	7,766,087,990	86,816,348	1,036,812,926
Portfolio Optimization Aggressive-Growth Class I *	70,134,373	1,675,730,243	41,033,475	236,484,575
Invesco Oppenheimer V.I. International Growth Series I	6,634	19,372	22,017	66
Invesco Oppenheimer V.I. International Growth Series II	7,606,483	23,275,838	7,740,593	3,124,486

See Notes to Financial Statements	See explanation of symbol on page SA-4

SEPARATE ACCOUNT A

INVESTMENTS (Continued)

DECEMBER 31, 2021

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Invesco® V.I. Balanced-Risk Allocation Series I	2,167	$23,314	$24,092	$117
Invesco® V.I. Balanced-Risk Allocation Series II	29,826,118	314,665,550	43,747,685	52,521,465
Invesco® V.I. Discovery Mid Cap Growth Series I	272	31,142	34,102	3,021
Invesco® V.I. Equity and Income Series II	2,935,589	60,326,344	8,298,414	11,581,788
Invesco® V.I. Global Real Estate Series II	590,399	10,349,701	2,791,322	2,172,838
Invesco® V.I. Global Series II	484,524	27,220,583	6,012,941	3,659,147
Invesco® V.I. Main Street Small Cap Series I	2,008	63,183	64,308	287
Invesco® V.I. Nasdaq 100 Buffer - September Series II *	45,668	483,629	484,076	7,005
Invesco® V.I. S&P 500 Buffer - September Series I	1,797	18,496	18,824	37
Invesco® V.I. S&P 500 Buffer - September Series II	418,382	4,300,969	4,312,675	10,148
Invesco® V.I. Technology Series I	3,620	137,848	143,242	484
American Century VP Mid Cap Value Class II	4,071,622	101,994,132	16,333,780	16,596,868
American Funds IS Asset Allocation Class 1	58,093	1,689,356	1,667,616	12,284
American Funds IS Asset Allocation Class 4	143,004,122	4,084,197,729	536,160,478	385,825,599
American Funds IS Capital Income Builder® Class 1	45,005	547,709	541,335	7,018
American Funds IS Capital Income Builder® Class 4	10,653,384	129,332,076	20,645,703	13,351,714
American Funds IS Capital World Bond Class 4	2,232,179	25,826,309	10,697,789	2,916,637
American Funds IS Capital World Growth and Income Class 1	2,552	47,010	46,466	195
American Funds IS Capital World Growth and Income Class 4	4,353,855	78,543,544	25,260,370	7,093,109
American Funds IS Global Balanced Class 4	6,007,549	87,289,686	24,394,718	9,179,399
American Funds IS Global Growth Class 1	5,129	233,164	228,875	2,333
American Funds IS Global Growth Class 4	4,306,116	191,923,603	51,438,084	25,816,746
American Funds IS Global Small Capitalization Class 4	1,509,976	49,768,804	20,385,989	7,977,555
American Funds IS Growth Class 1	3,559	454,088	487,353	55,228
American Funds IS Growth Class 4	6,479,923	802,149,687	203,107,629	97,660,651
American Funds IS Growth-Income Class 1	6,968	469,314	454,235	3,172
American Funds IS Growth-Income Class 4	7,909,528	518,627,729	81,261,595	58,162,881
American Funds IS American High-Income Trust Class 4	4,597,687	50,528,585	22,372,797	8,718,314
American Funds IS International Class 1	2,673	60,667	64,381	76
American Funds IS International Class 4	4,859,667	108,419,167	24,373,615	12,608,502
American Funds IS International Growth and Income Class 1	5,818	114,143	118,600	500
American Funds IS International Growth and Income Class 4	3,219,527	61,911,511	11,775,799	9,660,428
American Funds IS Managed Risk Asset Allocation Class P2	12,980,107	193,793,001	37,945,486	24,686,987
American Funds IS New World Fund® Class 1	13,491	429,404	442,787	738
American Funds IS New World Fund® Class 4	2,631,200	82,198,689	25,149,983	11,233,204
American Funds IS The Bond Fund of America Class 1	9,160	102,680	104,398	148
American Funds IS The Bond Fund of America Class 4	13,835,550	152,329,400	63,120,971	22,038,026
American Funds IS U.S. Government Securities Class 1	3,527	41,164	41,631	31
American Funds IS U.S. Government Securities Class 4	6,722,888	77,447,670	34,255,164	63,097,948
American Funds IS Washington Mutual Investors Class 1	10,444	188,939	178,850	2,037
American Funds IS Washington Mutual Investors Class 4	11,755,944	208,197,773	42,709,562	19,672,643
BlackRock® 60/40 Target Allocation ETF V.I. Class I	13,353,750	187,353,114	90,577,275	14,314,091
BlackRock® Capital Appreciation V.I. Class III	4,489,552	43,997,612	11,233,361	7,921,836
BlackRock® Equity Dividend V.I. Class I	29,601	360,246	394,275	377
BlackRock® Global Allocation V.I. Class I	1,433	25,489	28,994	178
BlackRock® Global Allocation V.I. Class III	110,419,870	1,587,837,730	379,528,520	223,338,850
BlackRock® High Yield V.I. Class I	21,541	163,495	167,116	2,960
BlackRock® S&P 500 Index V.I. Class I	6,673	215,189	215,087	759
BlackRock® Small Cap Index V.I. Class I	32,603	427,104	469,483	2,742
BlackRock® Total Return V.I. Class I	4,848	58,075	58,109	3
DFA VA Equity Allocation Institutional Class	9,227	137,855	141,780	524
DFA VA Global Bond Institutional Class	32,110	335,224	343,168	819
DFA VA Global Moderate Allocation Institutional Class	11,230	177,210	181,603	646
DFA VA International Small Institutional Class	13,206	180,389	199,789	1,899
DFA VA International Value Institutional Class	56,745	757,541	783,868	3,278
DFA VA Short-Term Fixed Institutional Class	42,699	434,677	439,236	3,734
DFA VA US Large Value Institutional Class	12,327	408,267	405,319	10,332

See Notes to Financial Statements	See explanation of symbol on page SA-4

SEPARATE ACCOUNT A

INVESTMENTS (Continued)

DECEMBER 31, 2021

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
DFA VA US Targeted Value Institutional Class	22,899	$539,722	$604,229	$48,913
Fidelity® VIP Contrafund® Initial Class	2,371	128,890	129,723	563
Fidelity® VIP Contrafund® Service Class 2	7,260,224	381,234,348	95,550,793	45,993,948
Fidelity® VIP Emerging Markets Initial Class	10,142	127,581	147,656	1,692
Fidelity® VIP Energy Initial Class	4,574	72,126	65,310	458
Fidelity® VIP Extended Market Index Initial Class	52,198	740,691	787,305	8,813
Fidelity® VIP FundsManager® 60% Service Class 2	35,168,817	434,686,580	71,868,272	37,648,471
Fidelity® VIP Government Money Market Initial Class	422,988	422,988	1,041,602	618,614
Fidelity® VIP Government Money Market Service Class	390,783,246	390,783,246	320,966,073	412,867,502
Fidelity® VIP Growth Opportunities Initial Class	491	38,899	42,316	161
Fidelity® VIP Index 500 Initial Class	172	80,601	76,101	837
Fidelity® VIP Investment Grade Bond Initial Class	5,081	67,829	70,843	931
Fidelity® VIP Strategic Income Service Class 2	8,554,489	99,317,614	32,734,566	19,829,366
Fidelity® VIP Value Strategies Initial Class	9,932	162,887	175,994	5,835
First Trust Dorsey Wright Tactical Core Class I	3,293,196	49,727,264	17,569,128	8,026,703
First Trust Multi Income Allocation Class I	1,684,368	21,223,034	4,107,404	2,078,872
First Trust/Dow Jones Dividend & Income Allocation Class I	42,200,667	701,797,092	61,259,973	89,357,002
Franklin Allocation VIP Class 2	4,638,493	27,645,416	1,785,731	2,514,714
Franklin Allocation VIP Class 4	44,944,573	277,308,014	18,777,231	36,107,655
Franklin Income VIP Class 2	3,337,811	55,941,716	7,329,247	11,374,727
Franklin Mutual Global Discovery VIP Class 2	9,396,365	184,262,716	11,342,937	44,113,383
Franklin Rising Dividends VIP Class 1	2,533	93,078	85,105	1,107
Franklin Rising Dividends VIP Class 2	7,463,057	264,341,495	40,629,023	35,360,610
Franklin Small-Mid Cap Growth VIP Class 1 *	2,934	78,394	81,156	351
Franklin Strategic Income VIP Class 1 *	3,277	34,836	34,836	—
Templeton Foreign VIP Class 1 *	2,255	31,348	32,764	60
Templeton Global Bond VIP Class 1 *	4,223	58,358	60,540	935
Templeton Global Bond VIP Class 2 *	5,456,551	71,644,518	12,148,741	14,072,335
Goldman Sachs VIT Mid Cap Value Institutional Shares	5,867	114,532	117,915	621
Ivy VIP Asset Strategy Class II	1,945,723	19,824,586	10,557,543	4,583,707
Ivy VIP Energy Class II	10,672,138	37,056,865	33,401,342	23,790,658
Janus Henderson Balanced Institutional Shares	37,298	1,873,122	1,765,351	15,487
Janus Henderson Balanced Service Shares	109,343,002	5,810,487,127	1,142,677,044	285,077,032
Janus Henderson Enterprise Institutional Shares *	119	11,915	11,880	7
Janus Henderson Flexible Bond Service Shares	2,912,265	38,645,753	13,552,574	12,380,026
JPMorgan Insurance Trust Core Bond Class 1	15,342	173,975	10,240	3,265
JPMorgan Insurance Trust Global Allocation Class 2	686,790	14,092,927	2,820,764	2,345,807
JPMorgan Insurance Trust Income Builder Class 2	1,291,245	15,314,162	2,483,302	2,126,193
JPMorgan Insurance Trust Mid Cap Value Class 1	9,255	123,455	6,740	1,795
JPMorgan Insurance Trust U.S. Equity Class 1	654	29,970	1,372	536
ClearBridge Variable Aggressive Growth - Class II	630,604	14,749,816	9,261,335	6,178,716
Western Asset Core Plus VIT Class I	102,047	607,178	640,998	15,652
Lord Abbett Bond Debenture Class VC	13,501,320	166,066,238	53,359,622	15,740,803
Lord Abbett Total Return Class VC	17,805,256	300,018,559	37,212,420	31,712,333
MFS® International Growth - Initial Class	31,654	531,153	537,801	1,599
MFS® Massachusetts Investors Growth Stock - Service Class	3,210,072	86,896,648	13,440,979	16,044,124
MFS® New Discovery Series - Initial Class	20,369	474,587	544,995	2,735
MFS® Total Return Series - Service Class	17,931,730	487,384,430	93,343,239	74,146,594
MFS® Utilities Series - Initial Class	1,026	39,321	38,400	223
MFS® Utilities Series - Service Class	1,665,703	62,597,122	13,837,917	10,439,293
MFS® Value Series - Initial Class	915	22,608	21,859	188
MFS® Value Series - Service Class	3,738,631	90,325,322	5,463,314	15,450,993
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S	283,161	3,225,208	1,991,352	603,387
TOPS® Balanced ETF Class 1 *	3,591	54,014	53,881	46
TOPS® Growth ETF Class 1	13,301	260,164	250,934	1,290
PIMCO All Asset - Advisor Class	463,224	5,401,189	4,185,783	1,376,142
PIMCO CommodityRealReturn® Strategy - Advisor Class	2,836,006	22,234,289	17,135,394	6,108,108

See Notes to Financial Statements	See explanation of symbol on page SA-4

SEPARATE ACCOUNT A

INVESTMENTS (Continued)

DECEMBER 31, 2021

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
PIMCO Emerging Markets Bond Institutional Class	12,741	$159,516	$169,113	$5,103
PIMCO Income - Advisor Class	1,835,348	20,023,646	16,543,968	1,640,365
PIMCO Low Duration Institutional Class	4,214	43,105	43,615	149
PIMCO Total Return Institutional Class	10,551	113,525	117,261	2,899
PSF International Growth Class II *	5,244	69,060	—	4,363
PSF Mid-Cap Growth Class II *	1,025	29,175	1,010	759
PSF PGIM Jennison Growth Class Growth II *	876	122,684	—	17,843
PSF PGIM Jennison Value Class II *	2,224	102,928	—	4,900
Schwab S&P 500 Index Fund	112,881	7,947,975	7,485,665	53,148
Schwab VIT Balanced	4,954,242	74,264,093	7,011,868	9,742,187
Schwab VIT Balanced with Growth	9,116,273	157,164,544	5,372,125	10,246,228
Schwab VIT Growth	8,797,414	174,452,728	14,579,085	16,750,008
State Street Total Return V.I.S. Class 3	23,661,491	378,583,854	67,955,265	64,815,967
T. Rowe Price Blue Chip Growth - I	1,183	62,832	65,212	293
T. Rowe Price Equity Income - I	3,872	116,416	137,287	18,038
T. Rowe Price Health Sciences - I	4,492	290,723	297,693	3,918
VanEck VIP Global Resources Class S	854,774	21,788,181	14,886,220	14,296,699
Vanguard® VIF Balanced *	143,161	4,067,198	3,921,945	86,217
Vanguard® VIF Capital Growth *	6,982	353,917	347,033	1,043
Vanguard® VIF Conservative Allocation *	86,270	2,467,322	2,612,520	173,102
Vanguard® VIF Diversified Value *	48,928	853,792	835,356	12,042
Vanguard® VIF Equity Income *	10,112	281,226	266,339	1,945
Vanguard® VIF Equity Index *	39,790	2,605,030	2,433,678	14,054
Vanguard® VIF Global Bond Index *	41,368	881,147	882,515	1,333
Vanguard® VIF Growth *	16,999	650,565	650,117	5,655
Vanguard® VIF High Yield Bond *	49,118	395,894	399,481	6,182
Vanguard® VIF International *	4,458	176,998	193,086	2,512
Vanguard® VIF Mid-Cap Index *	23,665	697,645	717,793	45,632
Vanguard® VIF Moderate Allocation *	198,909	6,741,031	6,730,838	60,289
Vanguard® VIF Real Estate Index *	12,101	200,387	186,886	902
Vanguard® VIF Short-Term Investment-Grade *	106,835	1,151,685	1,160,095	2,750
Vanguard® VIF Total Bond Market Index *	526,959	6,439,436	6,474,539	29,610
Vanguard® VIF Total International Stock Market Index *	126,945	3,075,869	3,084,128	14,312
Vanguard® VIF Total Stock Market Index *	61,487	3,501,077	3,565,865	246,746

*      The variable account did not receive any dividend or capital gain distributions from its underlying portfolio during the reporting period.

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

	Variable Accounts
	Core	Diversified	Floating	Floating	High Yield	Inflation
	Income	Bond	Rate Income	Rate Income	Bond	Managed
	Class I	Class I	Class I	Class P	Class I	Class I
ASSETS
Investments in mutual funds, at value	$39,406,221	$242,492,946	$153,137,520	$822,776	$169,110,868	$214,067,500
Receivables:
Due from Pacific Life Insurance Company	20,509	105,073	—	—	14,456	348,171
Investments sold	—	—	—	745	—	—
Total Assets	39,426,730	242,598,019	153,137,520	823,521	169,125,324	214,415,671
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	550	760	—	—
Investments purchased	22,412	106,034	5,577	—	11,644	343,417
Total Liabilities	22,412	106,034	6,127	760	11,644	343,417
NET ASSETS	$39,404,318	$242,491,985	$153,131,393	$822,761	$169,113,680	$214,072,254
NET ASSETS CONSIST OF:
Accumulation units	39,340,378	242,422,061	153,014,990	822,761	168,896,805	213,846,154
Contracts in payout (annuitization) period	63,940	69,924	116,403	—	216,875	226,100
NET ASSETS	$39,404,318	$242,491,985	$153,131,393	$822,761	$169,113,680	$214,072,254
Units Outstanding	3,333,548	17,376,218	12,474,821	79,769	9,003,353	12,557,766
Accumulation Unit Value	$10.05 - $12.41	$10.04 - $19.04	$10.14 - $13.32	$10.31 - $10.32	$12.12 - $31.12	$10.35 - $27.47
Cost of Investments	$34,664,196	$186,262,718	$128,331,612	$811,868	$82,063,471	$166,161,684

	Intermediate	Managed	Short Duration	Emerging	Dividend	Equity
	Bond	Bond	Bond	Markets Debt	Growth	Index
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$963,996	$391,982,979	$368,494,611	$17,268,003	$485,104,157	$1,630,460,212
Receivables:
Due from Pacific Life Insurance Company	15,245	3,233,736	164,418	213	—	306,335
Investments sold	—	—	—	—	24,301	—
Total Assets	979,241	395,216,715	368,659,029	17,268,216	485,128,458	1,630,766,547
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	21,260	—
Investments purchased	15,277	3,229,702	163,491	828	—	303,083
Total Liabilities	15,277	3,229,702	163,491	828	21,260	303,083
NET ASSETS	$963,964	$391,987,013	$368,495,538	$17,267,388	$485,107,198	$1,630,463,464
NET ASSETS CONSIST OF:
Accumulation units	963,964	391,216,742	368,367,022	17,254,252	484,644,913	1,630,011,059
Contracts in payout (annuitization) period	—	770,271	128,516	13,136	462,285	452,405
NET ASSETS	$963,964	$391,987,013	$368,495,538	$17,267,388	$485,107,198	$1,630,463,464
Units Outstanding	96,614	23,360,988	34,516,572	1,621,000	14,573,292	47,333,159
Accumulation Unit Value	$9.97 - $9.98	$10.74 - $28.18	$9.68 - $13.23	$9.55 - $11.98	$11.21 - $46.21	$11.33 - $80.74
Cost of Investments	$964,267	$275,988,761	$321,751,675	$14,117,502	$100,696,849	$485,342,656

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	Focused		Hedged	Hedged	Large-Cap	Large-Cap
	Growth	Growth	Equity	Equity	Growth	Value
	Class I	Class I	Class I	Class P	Class I	Class I
ASSETS
Investments in mutual funds, at value	$266,595,619	$454,798,980	$36,964,055	$115,875	$328,627,096	$256,266,226
Receivables:
Due from Pacific Life Insurance Company	13,846	—	227,941	—	22,958	—
Investments sold	—	60,504	—	156	—	67,359
Total Assets	266,609,465	454,859,484	37,191,996	116,031	328,650,054	256,333,585
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	60,794	—	158	—	63,748
Investments purchased	11,326	—	229,492	—	19,405	—
Total Liabilities	11,326	60,794	229,492	158	19,405	63,748
NET ASSETS	$266,598,139	$454,798,690	$36,962,504	$115,873	$328,630,649	$256,269,837
NET ASSETS CONSIST OF:
Accumulation units	266,516,207	454,134,167	36,962,504	115,873	328,267,980	255,809,908
Contracts in payout (annuitization) period	81,932	664,523	—	—	362,669	459,929
NET ASSETS	$266,598,139	$454,798,690	$36,962,504	$115,873	$328,630,649	$256,269,837
Units Outstanding	5,423,820	7,711,223	3,532,181	11,221	8,739,074	8,847,030
Accumulation Unit Value	$11.10 - $103.99	$11.54 - $109.55	$10.42 - $10.53	$10.33 - $10.33	$25.38 - $59.61	$10.53 - $39.36
Cost of Investments	$29,951,723	$86,005,389	$36,039,471	$112,612	$49,822,137	$61,766,062

	Main Street	Mid-Cap	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap
	Core	Equity	Growth	Value	Equity	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$317,063,260	$265,448,869	$368,341,447	$120,532,223	$73,712,773	$152,921,287
Receivables:
Due from Pacific Life Insurance Company	—	—	8,629	—	25,535	90,756
Investments sold	96,241	27,030	—	41,383	—	—
Total Assets	317,159,501	265,475,899	368,350,076	120,573,606	73,738,308	153,012,043
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	91,684	24,266	—	39,456	—	—
Investments purchased	—	—	5,605	—	25,963	87,111
Total Liabilities	91,684	24,266	5,605	39,456	25,963	87,111
NET ASSETS	$317,067,817	$265,451,633	$368,344,471	$120,534,150	$73,712,345	$152,924,932
NET ASSETS CONSIST OF:
Accumulation units	315,819,149	265,052,439	368,028,505	120,364,556	73,688,597	152,689,086
Contracts in payout (annuitization) period	1,248,668	399,194	315,966	169,594	23,748	235,846
NET ASSETS	$317,067,817	$265,451,633	$368,344,471	$120,534,150	$73,712,345	$152,924,932
Units Outstanding	7,312,586	6,728,833	9,226,331	4,453,627	2,919,437	4,472,937
Accumulation Unit Value	$20.72 - $60.69	$17.89 - $67.03	$11.00 - $53.38	$10.22 - $46.21	$9.77 - $45.52	$9.66 - $45.75
Cost of Investments	$56,950,511	$62,665,949	$50,330,592	$49,110,877	$24,887,555	$29,551,341

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	Small-Cap	Small-Cap		Value	Emerging	International
	Index	Value	Value	Advantage	Markets	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$297,351,657	$146,261,344	$187,759,046	$77,362,216	$184,144,332	$429,180
Receivables:
Due from Pacific Life Insurance Company	—	58,512	—	38,024	140,370	—
Investments sold	73,474	—	118,676	—	—	8
Total Assets	297,425,131	146,319,856	187,877,722	77,400,240	184,284,702	429,188
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	71,176	—	114,926	—	—	24
Investments purchased	—	56,961	—	39,683	138,527	—
Total Liabilities	71,176	56,961	114,926	39,683	138,527	24
NET ASSETS	$297,353,955	$146,262,895	$187,762,796	$77,360,557	$184,146,175	$429,164
NET ASSETS CONSIST OF:
Accumulation units	297,130,908	146,168,908	187,681,578	77,321,076	183,952,911	429,164
Contracts in payout (annuitization) period	223,047	93,987	81,218	39,481	193,264	—
NET ASSETS	$297,353,955	$146,262,895	$187,762,796	$77,360,557	$184,146,175	$429,164
Units Outstanding	10,483,466	4,636,206	7,952,289	3,571,733	8,603,856	43,783
Accumulation Unit Value	$9.74 - $49.39	$9.85 - $72.59	$10.47 - $31.09	$16.42 - $23.58	$8.50 - $84.69	$9.79 - $9.81
Cost of Investments	$67,506,225	$43,989,002	$51,082,908	$49,905,813	$47,631,957	$417,621

	International	International	International	Health	Real
	Large-Cap	Small-Cap	Value	Sciences	Estate	Technology
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$295,621,269	$43,595,690	$120,219,694	$343,502,385	$161,404,959	$230,160,319
Receivables:
Due from Pacific Life Insurance Company	—	—	—	120,845	—	75,640
Investments sold	191,154	4,058	3,303	—	97,105	—
Total Assets	295,812,423	43,599,748	120,222,997	343,623,230	161,502,064	230,235,959
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	186,325	2,401	721	—	93,150	—
Investments purchased	—	—	—	116,942	—	74,374
Total Liabilities	186,325	2,401	721	116,942	93,150	74,374
NET ASSETS	$295,626,098	$43,597,347	$120,222,276	$343,506,288	$161,408,914	$230,161,585
NET ASSETS CONSIST OF:
Accumulation units	295,348,421	43,559,153	119,920,361	343,393,213	161,085,676	230,087,843
Contracts in payout (annuitization) period	277,677	38,194	301,915	113,075	323,238	73,742
NET ASSETS	$295,626,098	$43,597,347	$120,222,276	$343,506,288	$161,408,914	$230,161,585
Units Outstanding	13,989,831	2,625,882	8,967,932	7,368,699	4,819,847	7,458,120
Accumulation Unit Value	$10.40 - $36.85	$13.16 - $24.26	$8.12 - $16.24	$10.79 - $100.27	$16.07 - $83.30	$10.87 - $39.36
Cost of Investments	$91,363,599	$15,324,622	$60,973,250	$39,345,580	$28,270,320	$50,272,615

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
					Pacific	Pacific
		ESG	PSF DFA	PSF DFA	Dynamix -	Dynamix -
	ESG	Diversified	Balanced	Balanced	Conservative	Conservative
	Diversified	Growth	Allocation	Allocation	Growth	Growth
	Class I	Class I	Class D	Class P	Class I	Class P
ASSETS
Investments in mutual funds, at value	$4,850,303	$229,586	$366,921,662	$1,607,469	$574,370,705	$78,664
Receivables:
Due from Pacific Life Insurance Company	37,139	—	3,654	—	—	—
Investments sold	—	6	—	526	120,668	89
Total Assets	4,887,442	229,592	366,925,316	1,607,995	574,491,373	78,753
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	12	—	547	119,244	91
Investments purchased	37,345	—	9,837	—	—	—
Total Liabilities	37,345	12	9,837	547	119,244	91
NET ASSETS	$4,850,097	$229,580	$366,915,479	$1,607,448	$574,372,129	$78,662
NET ASSETS CONSIST OF:
Accumulation units	4,850,097	229,580	366,853,912	1,607,448	573,954,224	78,662
Contracts in payout (annuitization) period	—	—	61,567	—	417,905	—
NET ASSETS	$4,850,097	$229,580	$366,915,479	$1,607,448	$574,372,129	$78,662
Units Outstanding	458,078	22,864	23,751,181	147,178	33,393,733	7,555
Accumulation Unit Value	$10.42 - $10.66	$10.04 - $10.05	$10.97 - $16.49	$10.92 - $10.92	$10.42 - $23.98	$10.41 - $10.41
Cost of Investments	$4,649,452	$223,390	$264,957,432	$1,592,761	$327,608,148	$78,275

	Pacific	Pacific				Portfolio
	Dynamix -	Dynamix -	Pacific	Pacific	Portfolio	Optimization
	Moderate	Moderate	Dynamix -	Dynamix -	Optimization	Moderate-
	Growth	Growth	Growth	Growth	Conservative	Conservative
	Class I	Class P	Class I	Class P	Class I	Class I
ASSETS
Investments in mutual funds, at value	$2,700,159,049	$186,897	$1,595,182,901	$237,293	$1,358,230,080	$2,000,937,545
Receivables:
Due from Pacific Life Insurance Company	—	—	1,646,051	—	245,174	—
Investments sold	359,306	422	—	557	—	12,982
Total Assets	2,700,518,355	187,319	1,596,828,952	237,850	1,358,475,254	2,000,950,527
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	354,964	425	—	560	—	2,866
Investments purchased	—	—	1,644,932	—	234,969	—
Total Liabilities	354,964	425	1,644,932	560	234,969	2,866
NET ASSETS	$2,700,163,391	$186,894	$1,595,184,020	$237,290	$1,358,240,285	$2,000,947,661
NET ASSETS CONSIST OF:
Accumulation units	2,699,600,594	186,894	1,594,901,042	237,290	1,356,575,570	1,999,416,210
Contracts in payout (annuitization) period	562,797	—	282,978	—	1,664,715	1,531,451
NET ASSETS	$2,700,163,391	$186,894	$1,595,184,020	$237,290	$1,358,240,285	$2,000,947,661
Units Outstanding	139,849,234	17,514	70,654,915	21,700	101,360,739	128,206,662
Accumulation Unit Value	$10.29 - $29.89	$10.67 - $10.67	$15.78 - $36.52	$10.93 - $10.93	$10.10 - $15.18	$10.44 - $17.57
Cost of Investments	$1,349,685,744	$184,833	$937,605,573	$228,293	$868,719,526	$1,092,378,140

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
			Portfolio	Invesco	Invesco
	Portfolio	Portfolio	Optimization	Oppenheimer	Oppenheimer	Invesco V.I.
	Optimization	Optimization	Aggressive-	V.I. International	V.I. International	Balanced-Risk
	Moderate	Growth	Growth	Growth	Growth	Allocation
	Class I	Class I	Class I	Series I	Series II	Series I
ASSETS
Investments in mutual funds, at value	$8,618,919,202	$7,766,087,990	$1,675,730,243	$19,372	$23,275,838	$23,314
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	—	—
Investments sold	6,655,314	2,944,909	343,959	34	932	29
Total Assets	8,625,574,516	7,769,032,899	1,676,074,202	19,406	23,276,770	23,343
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	6,643,174	2,934,335	338,688	34	1,919	30
Investments purchased	—	—	—	—	—	—
Total Liabilities	6,643,174	2,934,335	338,688	34	1,919	30
NET ASSETS	$8,618,931,342	$7,766,098,564	$1,675,735,514	$19,372	$23,274,851	$23,313
NET ASSETS CONSIST OF:
Accumulation units	8,611,324,989	7,761,712,573	1,674,780,710	19,372	23,274,851	23,313
Contracts in payout (annuitization) period	7,606,353	4,385,991	954,804	—	—	—
NET ASSETS	$8,618,931,342	$7,766,098,564	$1,675,735,514	$19,372	$23,274,851	$23,313
Units Outstanding	491,458,484	395,660,358	81,124,035	1,831	1,482,842	2,210
Accumulation Unit Value	$10.25 - $20.13	$10.34 - $23.16	$15.35 - $25.10	$10.58 - $10.58	$10.24 - $17.57	$10.55 - $10.55
Cost of Investments	$4,112,787,662	$3,248,100,776	$654,372,363	$21,944	$18,969,512	$23,974

		Invesco V.I.
	Invesco V.I.	Discovery	Invesco V.I.	Invesco V.I.		Invesco V.I.
	Balanced-Risk	Mid Cap	Equity and	Global	Invesco V.I.	Main Street
	Allocation	Growth	Income	Real Estate	Global	Small Cap
	Series II	Series I	Series II	Series II	Series II	Series I
ASSETS
Investments in mutual funds, at value	$314,665,550	$31,142	$60,326,344	$10,349,701	$27,220,583	$63,183
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	—	—
Investments sold	1,102,080	51	15,657	7,965	4,045	78
Total Assets	315,767,630	31,193	60,342,001	10,357,666	27,224,628	63,261
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	1,096,229	53	18,731	8,564	5,094	79
Investments purchased	—	—	—	—	—	—
Total Liabilities	1,096,229	53	18,731	8,564	5,094	79
NET ASSETS	$314,671,401	$31,140	$60,323,270	$10,349,102	$27,219,534	$63,182
NET ASSETS CONSIST OF:
Accumulation units	314,657,304	31,140	60,317,443	10,349,102	27,196,924	63,182
Contracts in payout (annuitization) period	14,097	—	5,827	—	22,610	—
NET ASSETS	$314,671,401	$31,140	$60,323,270	$10,349,102	$27,219,534	$63,182
Units Outstanding	17,862,609	2,858	3,608,905	817,251	1,320,434	5,823
Accumulation Unit Value	$10.60 - $26.24	$10.90 - $10.91	$14.20 - $17.96	$10.88 - $14.50	$19.46 - $22.64	$10.84 - $10.85
Cost of Investments	$303,318,037	$31,148	$49,055,532	$9,057,117	$19,282,155	$64,003

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	Invesco V.I.	Invesco V.I.	Invesco V.I.		American
	Nasdaq 100	S&P 500	S&P 500		Century	American Funds
	Buffer -	Buffer -	Buffer -	Invesco V.I.	VP Mid	IS Asset
	September	September	September	Technology	Cap Value	Allocation
	Series II	Series I	Series II	Series I	Class II	Class 1
ASSETS
Investments in mutual funds, at value	$483,629	$18,496	$4,300,969	$137,848	$101,994,132	$1,689,356
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	—	—
Investments sold	14	16	1,107	146	86,218	2,896
Total Assets	483,643	18,512	4,302,076	137,994	102,080,350	1,692,252
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	34	16	1,279	148	87,067	2,937
Investments purchased	—	—	—	—	—	—
Total Liabilities	34	16	1,279	148	87,067	2,937
NET ASSETS	$483,609	$18,496	$4,300,797	$137,846	$101,993,283	$1,689,315
NET ASSETS CONSIST OF:
Accumulation units	483,609	18,496	4,300,797	137,846	101,952,742	1,689,315
Contracts in payout (annuitization) period	—	—	—	—	40,541	—
NET ASSETS	$483,609	$18,496	$4,300,797	$137,846	$101,993,283	$1,689,315
Units Outstanding	45,974	1,769	412,435	13,090	4,497,905	151,172
Accumulation Unit Value	$10.52 - $10.54	$10.46 - $10.46	$10.42 - $10.45	$10.52 - $10.53	$14.09 - $26.83	$11.17 - $11.19
Cost of Investments	$477,095	$18,787	$4,302,489	$142,729	$73,681,927	$1,655,148

					American Funds	American Funds
	American Funds	American Funds	American Funds	American Funds	IS Capital World	IS Capital World
	IS Asset	IS Capital	IS Capital	IS Capital	Growth and	Growth and
	Allocation	Income Builder	Income Builder	World Bond	Income	Income
	Class 4	Class 1	Class 4	Class 4	Class 1	Class 4
ASSETS
Investments in mutual funds, at value	$4,084,197,729	$547,709	$129,332,076	$25,826,309	$47,010	$78,543,544
Receivables:
Due from Pacific Life Insurance Company	1,323,986	—	—	37,854	—	—
Investments sold	—	749	25,452	—	60	20,969
Total Assets	4,085,521,715	548,458	129,357,528	25,864,163	47,070	78,564,513
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	765	28,484	—	60	22,655
Investments purchased	1,322,233	—	—	38,899	—	—
Total Liabilities	1,322,233	765	28,484	38,899	60	22,655
NET ASSETS	$4,084,199,482	$547,693	$129,329,044	$25,825,264	$47,010	$78,541,858
NET ASSETS CONSIST OF:
Accumulation units	4,083,542,639	547,693	129,309,335	25,820,438	47,010	78,475,734
Contracts in payout (annuitization) period	656,843	—	19,709	4,826	—	66,124
NET ASSETS	$4,084,199,482	$547,693	$129,329,044	$25,825,264	$47,010	$78,541,858
Units Outstanding	243,553,523	48,890	9,400,974	2,331,909	4,259	4,339,568
Accumulation Unit Value	$10.44 - $18.66	$11.20 - $11.22	$12.80 - $14.75	$10.46 - $11.57	$11.04 - $11.04	$16.01 - $18.85
Cost of Investments	$3,063,364,402	$534,239	$104,697,441	$26,023,891	$46,271	$64,135,895

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
				American Funds
	American Funds	American Funds	American Funds	IS Global Small	American Funds	American Funds
	IS Global Balanced	IS Global Growth	IS Global Growth	Capitalization	IS Growth	IS Growth
	Class 4	Class 1	Class 4	Class 4	Class 1	Class 4
ASSETS
Investments in mutual funds, at value	$87,289,686	$233,164	$191,923,603	$49,768,804	$454,088	$802,149,687
Receivables:
Due from Pacific Life Insurance Company	—	—	—	34,691	—	99,018
Investments sold	8,939	269	62,521	—	499	—
Total Assets	87,298,625	233,433	191,986,124	49,803,495	454,587	802,248,705
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	11,278	274	66,655	—	509	—
Investments purchased	—	—	—	36,669	—	102,688
Total Liabilities	11,278	274	66,655	36,669	509	102,688
NET ASSETS	$87,287,347	$233,159	$191,919,469	$49,766,826	$454,078	$802,146,017
NET ASSETS CONSIST OF:
Accumulation units	87,266,161	233,159	191,709,924	49,766,826	454,078	801,863,519
Contracts in payout (annuitization) period	21,186	—	209,545	—	—	282,498
NET ASSETS	$87,287,347	$233,159	$191,919,469	$49,766,826	$454,078	$802,146,017
Units Outstanding	5,574,494	21,594	7,592,625	2,600,282	39,950	25,686,479
Accumulation Unit Value	$14.80 - $16.33	$10.79 - $10.81	$20.64 - $27.22	$17.53 - $20.03	$11.36 - $11.37	$11.13 - $36.61
Cost of Investments	$75,620,532	$226,528	$126,593,805	$39,005,228	$432,043	$483,217,581

			American Funds
	American Funds	American Funds	IS American			American Funds
	IS Growth-	IS Growth-	High-Income	American Funds	American Funds	IS International
	Income	Income	Trust	IS International	IS International	Growth and Income
	Class 1	Class 4	Class 4	Class 1	Class 4	Class 1
ASSETS
Investments in mutual funds, at value	$469,314	$518,627,729	$50,528,585	$60,667	$108,419,167	$114,143
Receivables:
Due from Pacific Life Insurance Company	—	4,743	2,511	—	84,624	—
Investments sold	914	—	—	26	—	135
Total Assets	470,228	518,632,472	50,531,096	60,693	108,503,791	114,278
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	920	—	—	27	—	137
Investments purchased	—	6,632	3,714	—	87,629	—
Total Liabilities	920	6,632	3,714	27	87,629	137
NET ASSETS	$469,308	$518,625,840	$50,527,382	$60,666	$108,416,162	$114,141
NET ASSETS CONSIST OF:
Accumulation units	469,308	518,266,893	50,527,382	60,666	108,416,162	114,141
Contracts in payout (annuitization) period	—	358,947	—	—	—	—
NET ASSETS	$469,308	$518,625,840	$50,527,382	$60,666	$108,416,162	$114,141
Units Outstanding	39,377	23,979,496	3,604,054	6,444	7,892,109	11,221
Accumulation Unit Value	$11.91 - $11.92	$10.92 - $24.35	$12.44 - $14.75	$9.41 - $9.41	$12.73 - $15.45	$10.17 - $10.18
Cost of Investments	$451,032	$361,636,894	$48,346,571	$64,301	$93,107,237	$118,081

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	American Funds	American Funds	American Funds			American Funds
	IS International	IS Managed Risk	IS Managed Risk	American Funds IS	American Funds IS	IS The Bond Fund
	Growth and Income	Asset Allocation	Asset Allocation	New World Fund	New World Fund	of America
	Class 4	Class P1 (1)	Class P2	Class 1	Class 4	Class 1
ASSETS
Investments in mutual funds, at value	$61,911,511	$—	$193,793,001	$429,404	$82,198,689	$102,680
Receivables:
Due from Pacific Life Insurance Company	37,395	—	—	19,899	3,589	—
Investments sold	—	—	—	—	—	72
Total Assets	61,948,906	—	193,793,001	449,303	82,202,278	102,752
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	2,300	—	—	73
Investments purchased	39,957	—	1,633	19,906	5,580	—
Total Liabilities	39,957	—	3,933	19,906	5,580	73
NET ASSETS	$61,908,949	$—	$193,789,068	$429,397	$82,196,698	$102,679
NET ASSETS CONSIST OF:
Accumulation units	61,906,261	—	193,764,229	429,397	82,168,853	102,679
Contracts in payout (annuitization) period	2,688	—	24,839	—	27,845	—
NET ASSETS	$61,908,949	$—	$193,789,068	$429,397	$82,196,698	$102,679
Units Outstanding	4,811,132	—	12,857,346	44,148	5,135,808	10,280
Accumulation Unit Value	$9.64 - $15.14	See Note (1)	$10.95 - $16.73	$9.72 - $9.73	$9.56 - $18.35	$9.99 - $9.99
Cost of Investments	$51,508,769	$—	$159,125,110	$442,020	$60,158,019	$104,247

	American Funds	American Funds IS	American Funds IS	American Funds	American Funds	BlackRock
	IS The Bond Fund	U.S. Government	U.S. Government	IS Washington	IS Washington	60/40 Target
	of America	Securities	Securities	Mutual Investors	Mutual Investors	Allocation ETF
	Class 4	Class 1	Class 4	Class 1	Class 4	V.I. Class I
ASSETS
Investments in mutual funds, at value	$152,329,400	$41,164	$77,447,670	$188,939	$208,197,773	$187,353,114
Receivables:
Due from Pacific Life Insurance Company	96,900	—	22,417	—	224,402	—
Investments sold	—	6	—	169	—	14,361
Total Assets	152,426,300	41,170	77,470,087	189,108	208,422,175	187,367,475
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	6	—	172	—	17,386
Investments purchased	100,097	—	24,555	—	230,171	—
Total Liabilities	100,097	6	24,555	172	230,171	17,386
NET ASSETS	$152,326,203	$41,164	$77,445,532	$188,936	$208,192,004	$187,350,089
NET ASSETS CONSIST OF:
Accumulation units	152,312,919	41,164	77,403,748	188,936	207,984,301	187,350,089
Contracts in payout (annuitization) period	13,284	—	41,784	—	207,703	—
NET ASSETS	$152,326,203	$41,164	$77,445,532	$188,936	$208,192,004	$187,350,089
Units Outstanding	13,089,539	4,119	6,959,965	15,591	10,929,163	11,615,970
Accumulation Unit Value	$10.94 - $12.08	$9.99 - $9.99	$10.05 - $11.90	$12.12 - $12.12	$10.98 - $20.13	$10.42 - $17.13
Cost of Investments	$152,305,486	$41,600	$80,295,200	$176,833	$153,991,384	$169,525,497

(1) All units were fully redeemed or transferred prior to December 31, 2021 (See Financial Highlights for date of full redemption).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	BlackRock	BlackRock	BlackRock	BlackRock
	Capital	Equity	Global	Global	BlackRock	BlackRock
	Appreciation	Dividend	Allocation	Allocation	High Yield	S&P 500 Index
	V.I. Class III	V.I. Class I	V.I. Class I	V.I. Class III	V.I. Class I	V.I. Class I
ASSETS
Investments in mutual funds, at value	$43,997,612	$360,246	$25,489	$1,587,837,730	$163,495	$215,189
Receivables:
Due from Pacific Life Insurance Company	—	—	—	151,813	—	—
Investments sold	17,279	249	33	—	160	302
Total Assets	44,014,891	360,495	25,522	1,587,989,543	163,655	215,491
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	16,469	255	34	—	164	305
Investments purchased	—	—	—	142,841	—	—
Total Liabilities	16,469	255	34	142,841	164	305
NET ASSETS	$43,998,422	$360,240	$25,488	$1,587,846,702	$163,491	$215,186
NET ASSETS CONSIST OF:
Accumulation units	43,951,337	360,240	25,488	1,587,459,339	163,491	215,186
Contracts in payout (annuitization) period	47,085	—	—	387,363	—	—
NET ASSETS	$43,998,422	$360,240	$25,488	$1,587,846,702	$163,491	$215,186
Units Outstanding	900,633	31,382	2,484	93,695,265	15,776	17,525
Accumulation Unit Value	$40.37 - $55.36	$11.48 - $11.48	$10.26 - $10.26	$9.90 - $20.24	$10.36 - $10.37	$12.26 - $12.28
Cost of Investments	$35,403,571	$393,860	$28,809	$1,348,898,280	$164,125	$214,310

					DFA VA	DFA VA
			DFA VA	DFA VA	Global Moderate	International
	BlackRock	BlackRock	Equity Allocation	Global Bond	Allocation	Small
	Small Cap Index	Total Return	Institutional	Institutional	Institutional	Institutional
	V.I. Class I	V.I. Class I	Class	Class	Class	Class
ASSETS
Investments in mutual funds, at value	$427,104	$58,075	$137,855	$335,224	$177,210	$180,389
Receivables:
Due from Pacific Life Insurance Company	11,191	1	—	—	—	—
Investments sold	—	—	212	183	298	166
Total Assets	438,295	58,076	138,067	335,407	177,508	180,555
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	214	188	301	169
Investments purchased	11,199	2	—	—	—	—
Total Liabilities	11,199	2	214	188	301	169
NET ASSETS	$427,096	$58,074	$137,853	$335,219	$177,207	$180,386
NET ASSETS CONSIST OF:
Accumulation units	427,096	58,074	137,853	335,219	177,207	180,386
Contracts in payout (annuitization) period	—	—	—	—	—	—
NET ASSETS	$427,096	$58,074	$137,853	$335,219	$177,207	$180,386
Units Outstanding	43,597	5,869	11,872	34,026	16,225	16,625
Accumulation Unit Value	$9.79 - $9.80	$9.90 - $9.90	$11.61 - $11.62	$9.84 - $9.86	$10.92 - $10.93	$10.85 - $10.86
Cost of Investments	$466,708	$58,107	$141,245	$342,336	$180,945	$197,652

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	DFA VA	DFA VA
	International	Short-Term	DFA VA	DFA VA US
	Value	Fixed	US Large Value	Targeted Value	Fidelity VIP	Fidelity VIP
	Institutional	Institutional	Institutional	Institutional	Contrafund	Contrafund
	Class	Class	Class	Class	Initial Class	Service Class 2
ASSETS
Investments in mutual funds, at value	$757,541	$434,677	$408,267	$539,722	$128,890	$381,234,348
Receivables:
Due from Pacific Life Insurance Company	—	8,270	34,189	—	20,125	—
Investments sold	470	—	—	264	—	211,906
Total Assets	758,011	442,947	442,456	539,986	149,015	381,446,254
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	481	—	—	274	—	216,015
Investments purchased	—	8,279	34,194	—	20,127	—
Total Liabilities	481	8,279	34,194	274	20,127	216,015
NET ASSETS	$757,530	$434,668	$408,262	$539,712	$128,888	$381,230,239
NET ASSETS CONSIST OF:
Accumulation units	757,530	434,668	408,262	539,712	128,888	381,199,382
Contracts in payout (annuitization) period	—	—	—	—	—	30,857
NET ASSETS	$757,530	$434,668	$408,262	$539,712	$128,888	$381,230,239
Units Outstanding	67,675	43,736	34,289	44,610	10,575	11,743,628
Accumulation Unit Value	$11.19 - $11.20	$9.93 - $9.94	$11.90 - $11.91	$12.09 - $12.11	$12.18 - $12.20	$11.65 - $36.78
Cost of Investments	$780,499	$435,499	$394,755	$554,592	$129,161	$248,674,378

			Fidelity VIP		Fidelity VIP	Fidelity VIP
	Fidelity VIP	Fidelity VIP	Extended Market	Fidelity VIP	Government	Government
	Emerging Markets	Energy	Index	FundsManager 60%	Money Market	Money Market
	Initial Class	Initial Class	Initial Class	Service Class 2	Initial Class	Service Class
ASSETS
Investments in mutual funds, at value	$127,581	$72,126	$740,691	$434,686,580	$422,988	$390,783,246
Receivables:
Due from Pacific Life Insurance Company	—	—	—	425,910	8,386	—
Investments sold	154	92	510	—	—	172,203
Total Assets	127,735	72,218	741,201	435,112,490	431,374	390,955,449
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	156	93	522	—	—	175,015
Investments purchased	—	—	—	425,038	8,404	—
Total Liabilities	156	93	522	425,038	8,404	175,015
NET ASSETS	$127,579	$72,125	$740,679	$434,687,452	$422,970	$390,780,434
NET ASSETS CONSIST OF:
Accumulation units	127,579	72,125	740,679	434,538,403	422,970	390,307,610
Contracts in payout (annuitization) period	—	—	—	149,049	—	472,824
NET ASSETS	$127,579	$72,125	$740,679	$434,687,452	$422,970	$390,780,434
Units Outstanding	14,544	5,344	69,294	23,783,824	42,486	40,954,210
Accumulation Unit Value	$8.77 - $8.78	$13.50 - $13.50	$10.69 - $10.70	$10.40 - $21.96	$9.95 - $9.96	$8.97 - $10.28
Cost of Investments	$145,791	$64,873	$777,589	$367,408,405	$422,988	$390,783,246

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	Fidelity VIP		Fidelity VIP			First Trust
	Growth	Fidelity VIP	Investment	Fidelity VIP	Fidelity VIP	Dorsey Wright
	Opportunities	Index 500	Grade Bond	Strategic Income	Value Strategies	Tactical Core
	Initial Class	Initial Class	Initial Class	Service Class 2	Initial Class	Class I
ASSETS
Investments in mutual funds, at value	$38,899	$80,601	$67,829	$99,317,614	$162,887	$49,727,264
Receivables:
Due from Pacific Life Insurance Company	—	—	17,203	70,601	—	—
Investments sold	93	116	—	—	347	14,399
Total Assets	38,992	80,717	85,032	99,388,215	163,234	49,741,663
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	94	123	—	—	349	15,852
Investments purchased	—	—	17,204	73,170	—	—
Total Liabilities	94	123	17,204	73,170	349	15,852
NET ASSETS	$38,898	$80,594	$67,828	$99,315,045	$162,885	$49,725,811
NET ASSETS CONSIST OF:
Accumulation units	38,898	80,594	67,828	99,315,045	162,885	49,725,811
Contracts in payout (annuitization) period	—	—	—	—	—	—
NET ASSETS	$38,898	$80,594	$67,828	$99,315,045	$162,885	$49,725,811
Units Outstanding	3,896	6,562	6,818	7,822,262	13,422	3,226,339
Accumulation Unit Value	$9.98 - $10.00	$12.28 - $12.28	$9.94 - $9.96	$10.14 - $13.58	$12.12 - $12.14	$14.65 - $16.59
Cost of Investments	$42,144	$75,274	$69,891	$96,025,573	$169,983	$37,979,756

	First Trust	First Trust/Dow				Franklin
	Multi Income	Jones Dividend &	Franklin	Franklin	Franklin	Mutual Global
	Allocation	Income Allocation	Allocation	Allocation	Income	Discovery
	Class I	Class I	VIP Class 2	VIP Class 4	VIP Class 2	VIP Class 2
ASSETS
Investments in mutual funds, at value	$21,223,034	$701,797,092	$27,645,416	$277,308,014	$55,941,716	$184,262,716
Receivables:
Due from Pacific Life Insurance Company	—	272,733	—	—	—	—
Investments sold	942	—	1,232	55,221	10,661	25,318
Total Assets	21,223,976	702,069,825	27,646,648	277,363,235	55,952,377	184,288,034
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	1,924	—	1,823	52,012	12,343	24,449
Investments purchased	—	273,241	—	—	—	—
Total Liabilities	1,924	273,241	1,823	52,012	12,343	24,449
NET ASSETS	$21,222,052	$701,796,584	$27,644,825	$277,311,223	$55,940,034	$184,263,585
NET ASSETS CONSIST OF:
Accumulation units	21,204,976	701,547,581	27,634,522	277,251,052	55,940,034	184,220,824
Contracts in payout (annuitization) period	17,076	249,003	10,303	60,171	—	42,761
NET ASSETS	$21,222,052	$701,796,584	$27,644,825	$277,311,223	$55,940,034	$184,263,585
Units Outstanding	1,563,332	37,604,224	1,273,977	15,926,805	4,105,312	9,674,845
Accumulation Unit Value	$10.49 - $14.61	$10.94 - $21.97	$19.50 - $23.05	$10.94 - $20.92	$12.92 - $14.49	$13.70 - $22.82
Cost of Investments	$17,872,903	$511,090,410	$27,744,966	$248,080,357	$48,807,978	$165,107,378

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	Franklin	Franklin	Franklin	Franklin
	Rising	Rising	Small-Mid	Strategic	Templeton	Templeton
	Dividends	Dividends	Cap Growth	Income	Foreign	Global Bond
	VIP Class 1	VIP Class 2	VIP Class 1	VIP Class 1	VIP Class 1	VIP Class 1
ASSETS
Investments in mutual funds, at value	$93,078	$264,341,495	$78,394	$34,836	$31,348	$58,358
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	—	—
Investments sold	118	40,117	152	—	32	103
Total Assets	93,196	264,381,612	78,546	34,836	31,380	58,461
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	121	39,033	153	—	32	103
Investments purchased	—	—	—	—	—	—
Total Liabilities	121	39,033	153	—	32	103
NET ASSETS	$93,075	$264,342,579	$78,393	$34,836	$31,348	$58,358
NET ASSETS CONSIST OF:
Accumulation units	93,075	264,122,733	78,393	34,836	31,348	58,358
Contracts in payout (annuitization) period	—	219,846	—	—	—	—
NET ASSETS	$93,075	$264,342,579	$78,393	$34,836	$31,348	$58,358
Units Outstanding	7,469	9,335,978	7,766	3,442	3,183	6,122
Accumulation Unit Value	$12.46 - $12.46	$11.37 - $32.37	$10.09 - $10.09	$10.12 - $10.12	$9.85 - $9.85	$9.53 - $9.54
Cost of Investments	$84,065	$184,393,821	$80,792	$34,836	$32,701	$59,576

		Goldman Sachs			Janus
		VIT Mid Cap	Ivy		Henderson	Janus
	Templeton	Value	VIP Asset	Ivy	Balanced	Henderson
	Global Bond	Institutional	Strategy	VIP Energy	Institutional	Balanced
	VIP Class 2	Shares	Class II	Class II	Shares	Service Shares
ASSETS
Investments in mutual funds, at value	$71,644,518	$114,532	$19,824,586	$37,056,865	$1,873,122	$5,810,487,127
Receivables:
Due from Pacific Life Insurance Company	29,411	—	17,867	51,490	—	3,951,891
Investments sold	—	214	—	—	3,499	—
Total Assets	71,673,929	114,746	19,842,453	37,108,355	1,876,621	5,814,439,018
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	217	—	—	3,528	—
Investments purchased	30,425	—	18,392	53,212	—	3,949,667
Total Liabilities	30,425	217	18,392	53,212	3,528	3,949,667
NET ASSETS	$71,643,504	$114,529	$19,824,061	$37,055,143	$1,873,093	$5,810,489,351
NET ASSETS CONSIST OF:
Accumulation units	71,609,810	114,529	19,824,061	37,055,143	1,873,093	5,810,067,314
Contracts in payout (annuitization) period	33,694	—	—	—	—	422,037
NET ASSETS	$71,643,504	$114,529	$19,824,061	$37,055,143	$1,873,093	$5,810,489,351
Units Outstanding	8,116,103	9,306	1,508,099	7,973,963	162,862	278,642,992
Accumulation Unit Value	$8.05 - $11.24	$12.31 - $12.31	$10.55 - $17.08	$4.42 - $5.43	$11.50 - $11.50	$11.00 - $25.02
Cost of Investments	$81,978,706	$117,289	$17,815,048	$24,303,584	$1,749,976	$4,130,578,193

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	Janus
	Henderson	Janus	JPMorgan	JPMorgan	JPMorgan	JPMorgan
	Enterprise	Henderson	Insurance Trust	Insurance Trust	Insurance Trust	Insurance Trust
	Institutional	Flexible Bond	Core Bond	Global Allocation	Income Builder	Mid Cap Value
	Shares	Service Shares	Class 1	Class 2	Class 2	Class 1
ASSETS
Investments in mutual funds, at value	$11,915	$38,645,753	$173,975	$14,092,927	$15,314,162	$123,455
Receivables:
Due from Pacific Life Insurance Company	—	17,608	14	—	—	—
Investments sold	—	—	8	1,205	1,841	5
Total Assets	11,915	38,663,361	173,997	14,094,132	15,316,003	123,460
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	1	—	—	1,874	2,655	2
Investments purchased	—	19,088	—	—	—	—
Total Liabilities	1	19,088	—	1,874	2,655	2
NET ASSETS	$11,914	$38,644,273	$173,997	$14,092,258	$15,313,348	$123,458
NET ASSETS CONSIST OF:
Accumulation units	11,914	38,632,773	173,895	14,092,258	15,313,348	123,458
Contracts in payout (annuitization) period	—	11,500	102	—	—	—
NET ASSETS	$11,914	$38,644,273	$173,997	$14,092,258	$15,313,348	$123,458
Units Outstanding	1,063	3,371,293	10,896	940,958	1,173,884	3,136
Accumulation Unit Value	$11.21 - $11.21	$10.84 - $12.25	$9.90 - $16.26	$14.28 - $16.14	$12.46 - $13.88	$38.29 - $39.66
Cost of Investments	$11,873	$37,443,541	$160,474	$10,823,873	$13,087,334	$68,021

	JPMorgan	ClearBridge		Lord Abbett		MFS
	Insurance Trust	Variable	Western Asset	Bond	Lord Abbett	International
	U.S. Equity	Aggressive	Core Plus	Debenture	Total Return	Growth -
	Class 1	Growth - Class II	VIT Class I	Class VC	Class VC	Initial Class
ASSETS
Investments in mutual funds, at value	$29,970	$14,749,816	$607,178	$166,066,238	$300,018,559	$531,153
Receivables:
Due from Pacific Life Insurance Company	—	—	39,575	85,535	233,318	—
Investments sold	1	1,033	—	—	—	8
Total Assets	29,971	14,750,849	646,753	166,151,773	300,251,877	531,161
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	2	1,599	—	—	—	17
Investments purchased	—	—	39,584	87,929	234,717	—
Total Liabilities	2	1,599	39,584	87,929	234,717	17
NET ASSETS	$29,969	$14,749,250	$607,169	$166,063,844	$300,017,160	$531,144
NET ASSETS CONSIST OF:
Accumulation units	29,969	14,749,250	607,169	166,030,843	299,870,412	531,144
Contracts in payout (annuitization) period	—	—	—	33,001	146,748	—
NET ASSETS	$29,969	$14,749,250	$607,169	$166,063,844	$300,017,160	$531,144
Units Outstanding	558	923,502	61,519	11,553,854	23,613,019	50,476
Accumulation Unit Value	$53.72 - $53.72	$14.93 - $17.01	$9.86 - $9.87	$10.04 - $15.77	$10.88 - $14.37	$10.52 - $10.54
Cost of Investments	$8,199	$15,731,197	$624,697	$162,816,187	$294,238,062	$536,132

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	MFS
	Massachusetts	MFS	MFS	MFS	MFS	MFS
	Investors	New Discovery	Total Return	Utilities	Utilities	Value
	Growth Stock -	Series -	Series -	Series -	Series -	Series -
	Service Class	Initial Class	Service Class	Initial Class	Service Class	Initial Class
ASSETS
Investments in mutual funds, at value	$86,896,648	$474,587	$487,384,430	$39,321	$62,597,122	$22,608
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	49,184	—
Investments sold	100,655	201	46,138	68	—	7
Total Assets	86,997,303	474,788	487,430,568	39,389	62,646,306	22,615
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	99,044	208	47,342	68	—	8
Investments purchased	—	—	—	—	50,573	—
Total Liabilities	99,044	208	47,342	68	50,573	8
NET ASSETS	$86,898,259	$474,580	$487,383,226	$39,321	$62,595,733	$22,607
NET ASSETS CONSIST OF:
Accumulation units	86,834,437	474,580	487,147,349	39,321	62,588,499	22,607
Contracts in payout (annuitization) period	63,822	—	235,877	—	7,234	—
NET ASSETS	$86,898,259	$474,580	$487,383,226	$39,321	$62,595,733	$22,607
Units Outstanding	3,191,183	51,616	25,716,660	3,473	3,442,435	1,860
Accumulation Unit Value	$25.98 - $27.33	$9.19 - $9.20	$11.06 - $22.39	$11.32 - $11.33	$16.71 - $21.05	$12.15 - $12.17
Cost of Investments	$56,203,490	$541,807	$394,890,514	$38,168	$45,590,394	$21,669

						PIMCO
	MFS	Neuberger Berman				Commodity-
	Value	U.S. Equity Index	TOPS	TOPS		RealReturn
	Series -	PutWrite Strategy	Balanced	Growth	PIMCO All Asset -	Strategy -
	Service Class	Class S	ETF Class 1	ETF Class 1	Advisor Class	Advisor Class
ASSETS
Investments in mutual funds, at value	$90,325,322	$3,225,208	$54,014	$260,164	$5,401,189	$22,234,289
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	—	14,064
Investments sold	84,927	95	3	614	177	—
Total Assets	90,410,249	3,225,303	54,017	260,778	5,401,366	22,248,353
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	83,757	218	3	619	414	—
Investments purchased	—	—	—	—	—	15,506
Total Liabilities	83,757	218	3	619	414	15,506
NET ASSETS	$90,326,492	$3,225,085	$54,014	$260,159	$5,400,952	$22,232,847
NET ASSETS CONSIST OF:
Accumulation units	90,320,369	3,225,085	54,014	260,159	5,307,011	22,232,847
Contracts in payout (annuitization) period	6,123	—	—	—	93,941	—
NET ASSETS	$90,326,492	$3,225,085	$54,014	$260,159	$5,400,952	$22,232,847
Units Outstanding	2,845,409	240,676	5,092	23,646	384,604	2,992,278
Accumulation Unit Value	$28.71 - $36.46	$12.75 - $14.44	$10.61 - $10.61	$11.00 - $11.02	$13.89 - $14.26	$6.49 - $13.03
Cost of Investments	$58,461,811	$2,895,675	$53,835	$249,667	$4,986,859	$19,751,524

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	PIMCO
	Emerging Markets		PIMCO	PIMCO
	Bond		Low Duration	Total Return	PSF International	PSF Mid-Cap
	Institutional	PIMCO Income -	Institutional	Institutional	Growth	Growth
	Class	Advisor Class	Class	Class	Class II	Class II
ASSETS
Investments in mutual funds, at value	$159,516	$20,023,646	$43,105	$113,525	$69,060	$29,175
Receivables:
Due from Pacific Life Insurance Company	—	2,710	—	—	—	—
Investments sold	177	—	53	172	3	24
Total Assets	159,693	20,026,356	43,158	113,697	69,063	29,199
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	180	—	54	174	51	29
Investments purchased	—	3,594	—	—	—	—
Total Liabilities	180	3,594	54	174	51	29
NET ASSETS	$159,513	$20,022,762	$43,104	$113,523	$69,012	$29,170
NET ASSETS CONSIST OF:
Accumulation units	159,513	20,022,762	43,104	113,523	69,012	29,170
Contracts in payout (annuitization) period	—	—	—	—	—	—
NET ASSETS	$159,513	$20,022,762	$43,104	$113,523	$69,012	$29,170
Units Outstanding	16,290	1,783,521	4,367	11,473	2,290	491
Accumulation Unit Value	$9.79 - $9.80	$10.01 - $11.38	$9.87 - $9.87	$9.89 - $9.91	$29.15 - $31.37	$58.35 - $62.66
Cost of Investments	$163,747	$19,953,468	$43,466	$114,322	$18,391	$5,409

	PSF PGIM	PSF PGIM
	Jennison	Jennison	Schwab	Schwab		Schwab
	Growth	Value	Government	S&P 500	Schwab	VIT Balanced
	Class II	Class II	Money Market	Index Fund	VIT Balanced	with Growth
ASSETS
Investments in mutual funds, at value	$122,684	$102,928	$—	$7,947,975	$74,264,093	$157,164,544
Receivables:
Due from Pacific Life Insurance Company	—	—	—	45,930	—	—
Investments sold	43	4	—	—	798	21,269
Total Assets	122,727	102,932	—	7,993,905	74,264,891	157,185,813
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	96	35	—	—	1,175	21,696
Investments purchased	—	—	—	46,057	—	—
Total Liabilities	96	35	—	46,057	1,175	21,696
NET ASSETS	$122,631	$102,897	$—	$7,947,848	$74,263,716	$157,164,117
NET ASSETS CONSIST OF:
Accumulation units	122,631	102,897	—	7,947,848	74,263,716	157,164,117
Contracts in payout (annuitization) period	—	—	—	—	—	—
NET ASSETS	$122,631	$102,897	$—	$7,947,848	$74,263,716	$157,164,117
Units Outstanding	1,991	3,274	—	646,971	4,750,975	8,750,082
Accumulation Unit Value	$59.99 - $62.48	$29.97 - $32.18	See Note (1)	$12.27 - $12.29	$13.64 - $15.70	$15.16 - $18.25
Cost of Investments	$10,542	$27,533	$—	$7,432,048	$55,431,933	$105,107,798

(1) All units were fully redeemed or transferred prior to December 31, 2021 (See Financial Highlights for date of full redemption).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
		State Street	T. Rowe Price	T. Rowe Price	T. Rowe Price	VanEck VIP
	Schwab	Total Return	Blue Chip	Equity	Health	Global Resources
	VIT Growth	V.I.S. Class 3	Growth - I	Income - I	Sciences - I	Class S
ASSETS
Investments in mutual funds, at value	$174,452,728	$378,583,854	$62,832	$116,416	$290,723	$21,788,181
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	—	—
Investments sold	16,249	117,421	55	147	372	2,348
Total Assets	174,468,977	378,701,275	62,887	116,563	291,095	21,790,529
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	15,963	114,372	55	151	377	3,035
Investments purchased	—	—	—	—	—	—
Total Liabilities	15,963	114,372	55	151	377	3,035
NET ASSETS	$174,453,014	$378,586,903	$62,832	$116,412	$290,718	$21,787,494
NET ASSETS CONSIST OF:
Accumulation units	174,453,014	378,422,536	62,832	116,412	290,718	21,773,544
Contracts in payout (annuitization) period	—	164,367	—	—	—	13,950
NET ASSETS	$174,453,014	$378,586,903	$62,832	$116,412	$290,718	$21,787,494
Units Outstanding	8,380,425	19,124,200	5,658	9,815	27,656	2,542,123
Accumulation Unit Value	$16.59 - $21.01	$10.95 - $26.97	$11.10 - $11.11	$11.85 - $11.87	$10.51 - $10.52	$7.62 - $10.57
Cost of Investments	$108,453,229	$352,542,300	$64,928	$118,900	$293,670	$13,427,220

			Vanguard VIF
	Vanguard VIF	Vanguard VIF	Conservative	Vanguard VIF	Vanguard VIF	Vanguard VIF
	Balanced	Capital Growth	Allocation	Diversified Value	Equity Income	Equity Index
ASSETS
Investments in mutual funds, at value	$4,067,198	$353,917	$2,467,322	$853,792	$281,226	$2,605,030
Receivables:
Due from Pacific Life Insurance Company	9,271	—	—	—	—	—
Investments sold	—	432	1,215	161	377	2,591
Total Assets	4,076,469	354,349	2,468,537	853,953	281,603	2,607,621
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	438	1,257	176	381	2,636
Investments purchased	9,336	—	—	—	—	—
Total Liabilities	9,336	438	1,257	176	381	2,636
NET ASSETS	$4,067,133	$353,911	$2,467,280	$853,777	$281,222	$2,604,985
NET ASSETS CONSIST OF:
Accumulation units	4,067,133	353,911	2,467,280	853,777	281,222	2,604,985
Contracts in payout (annuitization) period	—	—	—	—	—	—
NET ASSETS	$4,067,133	$353,911	$2,467,280	$853,777	$281,222	$2,604,985
Units Outstanding	350,026	31,631	237,720	69,707	23,308	212,163
Accumulation Unit Value	$11.61 - $11.62	$11.18 - $11.20	$10.37 - $10.38	$12.25 - $12.26	$12.06 - $12.08	$12.28 - $12.28
Cost of Investments	$3,833,837	$345,979	$2,438,932	$823,320	$264,379	$2,419,648

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	Vanguard VIF					Vanguard VIF
	Global Bond	Vanguard VIF	Vanguard VIF	Vanguard VIF	Vanguard VIF	Moderate
	Index	Growth	High Yield Bond	International	Mid-Cap Index	Allocation
ASSETS
Investments in mutual funds, at value	$881,147	$650,565	$395,894	$176,998	$697,645	$6,741,031
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	31,094	—
Investments sold	321	14	317	292	—	5,916
Total Assets	881,468	650,579	396,211	177,290	728,739	6,746,947
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	336	25	324	296	—	6,110
Investments purchased	—	—	—	—	31,106	—
Total Liabilities	336	25	324	296	31,106	6,110
NET ASSETS	$881,132	$650,554	$395,887	$176,994	$697,633	$6,740,837
NET ASSETS CONSIST OF:
Accumulation units	881,132	650,554	395,887	176,994	697,633	6,740,837
Contracts in payout (annuitization) period	—	—	—	—	—	—
NET ASSETS	$881,132	$650,554	$395,887	$176,994	$697,633	$6,740,837
Units Outstanding	89,388	58,457	38,653	20,011	59,953	633,207
Accumulation Unit Value	$9.86 - $9.87	$11.13 - $11.14	$10.24 - $10.25	$8.84 - $8.85	$11.63 - $11.64	$10.63 - $10.65
Cost of Investments	$881,167	$644,391	$393,295	$190,447	$673,092	$6,669,347

				Vanguard VIF
		Vanguard VIF		Total
	Vanguard VIF	Short-Term	Vanguard VIF	International	Vanguard VIF
	Real Estate	Investment-	Total Bond	Stock Market	Total Stock
	Index	Grade	Market Index	Index	Market Index
ASSETS
Investments in mutual funds, at value	$200,387	$1,151,685	$6,439,436	$3,075,869	$3,501,077
Receivables:
Due from Pacific Life Insurance Company	—	—	—	29,571	—
Investments sold	260	797	4,500	—	1,954
Total Assets	200,647	1,152,482	6,443,936	3,105,440	3,503,031
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	263	817	4,598	—	2,008
Investments purchased	—	—	—	29,623	—
Total Liabilities	263	817	4,598	29,623	2,008
NET ASSETS	$200,384	$1,151,665	$6,439,338	$3,075,817	$3,501,023
NET ASSETS CONSIST OF:
Accumulation units	200,384	1,151,665	6,439,338	3,075,817	3,501,023
Contracts in payout (annuitization) period	—	—	—	—	—
NET ASSETS	$200,384	$1,151,665	$6,439,338	$3,075,817	$3,501,023
Units Outstanding	15,024	116,337	651,423	299,572	296,337
Accumulation Unit Value	$13.32 - $13.34	$9.89 - $9.91	$9.88 - $9.89	$10.26 - $10.27	$11.80 - $11.82
Cost of Investments	$185,979	$1,157,325	$6,444,634	$3,069,334	$3,324,035

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
	Core	Diversified	Floating	Floating	High Yield	Inflation
	Income	Bond	Rate Income	Rate Income	Bond	Managed
	Class I	Class I	Class I	Class P (1)	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	334,185	2,273,730	1,582,428	627	1,947,155	2,322,065
Administrative fees	78,881	481,277	313,922	863	339,373	374,717
Total Expenses	413,066	2,755,007	1,896,350	1,490	2,286,528	2,696,782
Net Investment Income (Loss)	(413,066)	(2,755,007)	(1,896,350)	(1,490)	(2,286,528)	(2,696,782)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(7,658)	(373,028)	29,333	17	2,726,946	(67,631)
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	(7,658)	(373,028)	29,333	17	2,726,946	(67,631)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(147,565)	(3,884,202)	6,524,342	10,908	6,192,117	10,882,476
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(568,289)	$(7,012,237)	$4,657,325	$9,435	$6,632,535	$8,118,063

	Intermediate	Managed	Short Duration	Emerging	Dividend	Equity
	Bond	Bond	Bond	Markets Debt	Growth	Index
	Class I (1)	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	463	4,389,652	3,152,918	172,307	4,239,918	13,924,440
Administrative fees	110	747,367	680,339	35,898	841,454	2,976,964
Total Expenses	573	5,137,019	3,833,257	208,205	5,081,372	16,901,404
Net Investment Income (Loss)	(573)	(5,137,019)	(3,833,257)	(208,205)	(5,081,372)	(16,901,404)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(14)	1,113,071	(68,106)	9,377	5,064,990	45,849
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	(14)	1,113,071	(68,106)	9,377	5,064,990	45,849
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(271)	(5,670,882)	(1,653,375)	(1,138,942)	95,056,118	351,066,628
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(858)	$(9,694,830)	$(5,554,738)	$(1,337,770)	$95,039,736	$334,211,073

	Focused		Hedged	Hedged	Large-Cap	Large-Cap
	Growth	Growth	Equity	Equity	Growth	Value
	Class I	Class I	Class I (1)	Class P (1)	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	2,760,720	4,683,914	119,406	45	3,390,096	2,679,924
Administrative fees	510,081	766,836	28,956	91	639,924	454,307
Total Expenses	3,270,801	5,450,750	148,362	136	4,030,020	3,134,231
Net Investment Income (Loss)	(3,270,801)	(5,450,750)	(148,362)	(136)	(4,030,020)	(3,134,231)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	815,069	15,907,382	15,693	7	7,795,234	1,537,757
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	815,069	15,907,382	15,693	7	7,795,234	1,537,757
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	42,551,095	72,796,833	924,584	3,263	48,466,042	51,060,325
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$40,095,363	$83,253,465	$791,915	$3,134	$52,231,256	$49,463,851

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
	Main Street	Mid-Cap	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap
	Core	Equity	Growth	Value	Equity	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	3,661,031	2,959,935	3,726,094	1,108,402	728,589	1,610,615
Administrative fees	537,228	487,784	690,898	219,329	145,740	294,949
Total Expenses	4,198,259	3,447,719	4,416,992	1,327,731	874,329	1,905,564
Net Investment Income (Loss)	(4,198,259)	(3,447,719)	(4,416,992)	(1,327,731)	(874,329)	(1,905,564)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	32,166,716	6,440,347	23,975,974	242,671	(225,082)	5,794,629
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	32,166,716	6,440,347	23,975,974	242,671	(225,082)	5,794,629
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	41,684,869	31,386,135	30,774,212	23,755,232	14,845,419	(3,182,181)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$69,653,326	$34,378,763	$50,333,194	$22,670,172	$13,746,008	$706,884

	Small-Cap	Small-Cap		Value	Emerging	International
	Index	Value	Value	Advantage	Markets	Growth
	Class I	Class I	Class I	Class I	Class I	Class I (1)
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	3,147,795	1,534,529	1,634,745	606,557	2,183,972	206
Administrative fees	591,642	276,900	316,351	136,306	395,185	57
Total Expenses	3,739,437	1,811,429	1,951,096	742,863	2,579,157	263
Net Investment Income (Loss)	(3,739,437)	(1,811,429)	(1,951,096)	(742,863)	(2,579,157)	(263)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	7,569,077	2,829,411	14,472,683	(68,755)	4,646,603	(14)
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	7,569,077	2,829,411	14,472,683	(68,755)	4,646,603	(14)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	29,978,235	34,715,726	21,514,543	14,757,360	(20,855,736)	11,559
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$33,807,875	$35,733,708	$34,036,130	$13,945,742	$(18,788,290)	$11,282

	International	International	International	Health	Real
	Large-Cap	Small-Cap	Value	Sciences	Estate	Technology
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	2,796,047	477,282	1,331,026	3,820,715	1,660,891	2,469,950
Administrative fees	511,171	92,328	223,461	688,043	275,942	469,047
Total Expenses	3,307,218	569,610	1,554,487	4,508,758	1,936,833	2,938,997
Net Investment Income (Loss)	(3,307,218)	(569,610)	(1,554,487)	(4,508,758)	(1,936,833)	(2,938,997)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	8,795,900	2,230,170	2,037,626	12,927,756	8,575,791	3,257,968
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	8,795,900	2,230,170	2,037,626	12,927,756	8,575,791	3,257,968
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	30,015,099	3,365,904	18,797,152	25,810,461	39,134,236	25,005,805
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35,503,781	$5,026,464	$19,280,291	$34,229,459	$45,773,194	$25,324,776

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
					Pacific	Pacific
		ESG	PSF DFA	PSF DFA	Dynamix -	Dynamix -
	ESG	Diversified	Balanced	Balanced	Conservative	Conservative
	Diversified	Growth	Allocation	Allocation	Growth	Growth
	Class I (1)	Class I (1)	Class D	Class P (1)	Class I	Class P (1)
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	18,440	157	3,233,774	412	5,784,703	33
Administrative fees	4,607	49	768,267	824	1,165,779	65
Total Expenses	23,047	206	4,002,041	1,236	6,950,482	98
Net Investment Income (Loss)	(23,047)	(206)	(4,002,041)	(1,236)	(6,950,482)	(98)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(2,665)	(1,684)	(142,942)	179	9,299,244	(2)
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	(2,665)	(1,684)	(142,942)	179	9,299,244	(2)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	200,851	6,196	37,925,370	14,708	26,255,915	389
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$175,139	$4,306	$33,780,387	$13,651	$28,604,677	$289

	Pacific	Pacific				Portfolio
	Dynamix -	Dynamix -	Pacific	Pacific	Portfolio	Optimization
	Moderate	Moderate	Dynamix -	Dynamix -	Optimization	Moderate-
	Growth	Growth	Growth	Growth	Conservative	Conservative
	Class I	Class P (1)	Class I	Class P (1)	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	26,182,946	171	13,718,789	180	17,877,650	25,636,275
Administrative fees	5,588,773	171	2,985,655	359	2,847,367	3,974,438
Total Expenses	31,771,719	342	16,704,444	539	20,725,017	29,610,713
Net Investment Income (Loss)	(31,771,719)	(342)	(16,704,444)	(539)	(20,725,017)	(29,610,713)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	22,828,961	4	(891,469)	17	64,788,253	113,916,575
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	22,828,961	4	(891,469)	17	64,788,253	113,916,575
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	238,347,011	2,064	173,221,321	9,000	(33,977,961)	13,257,239
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$229,404,253	$1,726	$155,625,408	$8,478	$10,085,275	$97,563,101

			Portfolio	Invesco	Invesco
	Portfolio	Portfolio	Optimization	Oppenheimer	Oppenheimer	Invesco V.I.
	Optimization	Optimization	Aggressive-	V.I. International	V.I. International	Balanced-Risk
	Moderate	Growth	Growth	Growth	Growth	Allocation
	Class I	Class I	Class I	Series I (1)	Series II	Series I (1)
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$730
EXPENSES
Mortality and expense risk	111,409,390	103,204,174	22,164,745	9	193,103	18
Administrative fees	17,128,849	15,375,321	3,308,692	17	45,655	37
Total Expenses	128,538,239	118,579,495	25,473,437	26	238,758	55
Net Investment Income (Loss)	(128,538,239)	(118,579,495)	(25,473,437)	(26)	(238,758)	675
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	566,219,345	531,324,751	114,546,721	(8)	(46,881)	—
Capital gain distributions	—	—	—	1,776	1,959,721	727
Realized Gain (Loss) on Investments	566,219,345	531,324,751	114,546,721	1,768	1,912,840	727
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	214,867,298	436,693,617	129,573,944	(2,572)	69,519	(660)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$652,548,404	$849,438,873	$218,647,228	$(830)	$1,743,601	$742

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
		Invesco V.I.
	Invesco V.I.	Discovery	Invesco V.I.	Invesco V.I.		Invesco V.I.
	Balanced-Risk	Mid Cap	Equity and	Global	Invesco V.I.	Main Street
	Allocation	Growth	Income	Real Estate	Global	Small Cap
	Series II	Series I (1)	Series II	Series II	Series II	Series I (1)
INVESTMENT INCOME
Dividends	$9,514,949	$—	$976,038	$240,152	$—	$103
EXPENSES
Mortality and expense risk	3,675,649	43	524,652	88,332	254,916	21
Administrative fees	678,011	45	114,876	19,756	57,912	30
Total Expenses	4,353,660	88	639,528	108,088	312,828	51
Net Investment Income (Loss)	5,161,289	(88)	336,510	132,064	(312,828)	52
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	253,129	67	426,654	(53,794)	19,375	(18)
Capital gain distributions	10,237,386	2,761	582,597	—	1,365,282	1,736
Realized Gain (Loss) on Investments	10,490,515	2,828	1,009,251	(53,794)	1,384,657	1,718
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	8,282,406	(6)	7,951,614	1,844,386	2,100,444	(820)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,934,210	$2,734	$9,297,375	$1,922,656	$3,172,273	$950

	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Nasdaq 100	S&P 500	S&P 500		American
	Buffer -	Buffer -	Buffer -	Invesco V.I.	Century	American Funds
	September	September	September	Technology	VP Mid Cap Value	IS Asset Allocation
	Series II (1)	Series I (1)	Series II (1)	Series I (1)	Class II	Class 1 (1)
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$1,004,600	$21,942
EXPENSES
Mortality and expense risk	423	4	3,064	76	950,570	1,450
Administrative fees	122	7	813	150	206,840	1,688
Total Expenses	545	11	3,877	226	1,157,410	3,138
Net Investment Income (Loss)	(545)	(11)	(3,877)	(226)	(152,810)	18,804
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	25	—	(38)	(29)	126,847	(184)
Capital gain distributions	—	508	51,452	9,244	—	3,005
Realized Gain (Loss) on Investments	25	508	51,414	9,215	126,847	2,821
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	6,534	(291)	(1,520)	(4,881)	18,105,859	34,208
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,014	$206	$46,017	$4,108	$18,079,896	$55,833

					American Funds	American Funds
		American Funds	American Funds	American Funds	IS Capital World	IS Capital World
	American Funds	IS Capital	IS Capital	IS Capital	Growth and	Growth and
	IS Asset Allocation	Income Builder	Income Builder	World Bond	Income	Income
	Class 4	Class 1 (1)	Class 4	Class 4	Class 1 (1)	Class 4
INVESTMENT INCOME
Dividends	$52,742,044	$9,855	$3,018,760	$371,054	$739	$1,077,470
EXPENSES
Mortality and expense risk	40,915,161	674	1,053,552	189,107	54	568,310
Administrative fees	8,385,812	692	230,622	44,393	54	137,295
Total Expenses	49,300,973	1,366	1,284,174	233,500	108	705,605
Net Investment Income (Loss)	3,441,071	8,489	1,734,586	137,554	631	371,865
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	1,157,858	(78)	25,544	(113,268)	—	(54,811)
Capital gain distributions	129,186,879	—	—	567,302	—	1,519,212
Realized Gain (Loss) on Investments	130,344,737	(78)	25,544	454,034	—	1,464,401
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	346,276,705	13,470	13,090,035	(2,008,182)	739	6,336,147
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$480,062,513	$21,881	$14,850,165	$(1,416,594)	$1,370	$8,172,413

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
				American Funds
	American Funds	American Funds	American Funds	IS Global Small	American Funds	American Funds
	IS Global Balanced	IS Global Growth	IS Global Growth	Capitalization	IS Growth	IS Growth
	Class 4	Class 1 (1)	Class 4	Class 4	Class 1 (1)	Class 4
INVESTMENT INCOME
Dividends	$663,173	$501	$355,693	$—	$1,473	$426,225
EXPENSES
Mortality and expense risk	699,485	185	1,529,657	377,276	333	7,401,855
Administrative fees	163,986	216	356,098	88,048	485	1,526,888
Total Expenses	863,471	401	1,885,755	465,324	818	8,928,743
Net Investment Income (Loss)	(200,298)	100	(1,530,062)	(465,324)	655	(8,502,518)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(47,225)	(14)	(185,087)	(84,006)	(82)	633,314
Capital gain distributions	4,630,125	7	8,165,857	1,039,963	—	92,929,152
Realized Gain (Loss) on Investments	4,582,900	(7)	7,980,770	955,957	(82)	93,562,466
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	2,743,023	6,636	16,228,027	1,295,382	22,045	47,132,942
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,125,625	$6,729	$22,678,735	$1,786,015	$22,618	$132,192,890

			American Funds
			IS American			American Funds
	American Funds	American Funds	High-Income	American Funds	American Funds	IS International
	IS Growth-Income	IS Growth-Income	Trust	IS International	IS International	Growth and Income
	Class 1 (1)	Class 4	Class 4	Class 1 (1)	Class 4	Class 1 (1)
INVESTMENT INCOME
Dividends	$4,440	$4,562,328	$1,775,761	$1,654	$2,564,285	$2,361
EXPENSES
Mortality and expense risk	323	4,773,145	408,493	18	932,072	118
Administrative fees	491	945,982	91,858	36	213,852	144
Total Expenses	814	5,719,127	500,351	54	1,145,924	262
Net Investment Income (Loss)	3,626	(1,156,799)	1,275,410	1,600	1,418,361	2,099
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(31)	103,101	(17,893)	(4)	(77,429)	(20)
Capital gain distributions	579	4,656,096	—	—	—	—
Realized Gain (Loss) on Investments	548	4,759,197	(17,893)	(4)	(77,429)	(20)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	18,282	88,945,461	1,542,872	(3,634)	(4,541,804)	(3,938)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$22,456	$92,547,859	$2,800,389	$(2,038)	$(3,200,872)	$(1,859)

	American Funds	American Funds	American Funds			American Funds
	IS International	IS Managed Risk	IS Managed Risk	American Funds IS	American Funds IS	IS The Bond Fund
	Growth and Income	Asset Allocation	Asset Allocation	New World Fund	New World Fund	of America
	Class 4	Class P1 (2)	Class P2	Class 1 (1)	Class 4	Class 1 (1)
INVESTMENT INCOME
Dividends	$1,704,704	$—	$2,447,707	$3,548	$521,319	$1,368
EXPENSES
Mortality and expense risk	533,604	102	1,867,802	250	701,379	25
Administrative fees	119,830	203	411,522	349	159,297	49
Total Expenses	653,434	305	2,279,324	599	860,676	74
Net Investment Income (Loss)	1,051,270	(305)	168,383	2,949	(339,357)	1,294
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	180,119	5,986	(19,769)	(29)	(113,120)	(3)
Capital gain distributions	—	—	—	1,335	2,526,835	—
Realized Gain (Loss) on Investments	180,119	5,986	(19,769)	1,306	2,413,715	(3)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,044,096	—	18,440,302	(12,616)	244,273	(1,567)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,275,485	$5,681	$18,588,916	$(8,361)	$2,318,631	$(276)

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2021 and all units were fully redeemed or transferred prior to December 31, 2021 (See Financial Highlights for commencement date of operations and date of full redemption).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
	American Funds	American Funds IS	American Funds IS	American Funds	American Funds	BlackRock
	IS The Bond Fund	U.S. Government	U.S. Government	IS Washington	IS Washington	60/40 Target
	of America	Securities	Securities	Mutual Investors	Mutual Investors	Allocation ETF
	Class 4	Class 1 (1)	Class 4	Class 1 (1)	Class 4	V.I. Class I
INVESTMENT INCOME
Dividends	$1,820,128	$532	$841,192	$2,170	$2,371,176	$3,428,188
EXPENSES
Mortality and expense risk	1,118,168	9	864,364	91	1,566,331	1,362,056
Administrative fees	261,185	18	184,730	182	364,993	328,210
Total Expenses	1,379,353	27	1,049,094	273	1,931,324	1,690,266
Net Investment Income (Loss)	440,775	505	(207,902)	1,897	439,852	1,737,922
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(716,865)	—	(2,622,934)	20	(54,823)	(117,191)
Capital gain distributions	5,484,377	—	7,556,078	—	—	12,757,263
Realized Gain (Loss) on Investments	4,767,512	—	4,933,144	20	(54,823)	12,640,072
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(7,169,772)	(436)	(7,071,322)	12,106	40,240,184	353,762
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,961,485)	$69	$(2,346,080)	$14,023	$40,625,213	$14,731,756

	BlackRock	BlackRock	BlackRock	BlackRock
	Capital	Equity	Global	Global	BlackRock	BlackRock
	Appreciation	Dividend	Allocation	Allocation	High Yield	S&P 500 Index
	V.I. Class III	V.I. Class I (1)	V.I. Class I (1)	V.I. Class III	V.I. Class I (1)	V.I. Class I (1)
INVESTMENT INCOME
Dividends	$—	$671	$111	$13,345,199	$2,339	$2,541
EXPENSES
Mortality and expense risk	288,130	67	13	18,333,289	146	106
Administrative fees	64,042	67	27	3,297,433	156	206
Total Expenses	352,172	134	40	21,630,722	302	312
Net Investment Income (Loss)	(352,172)	537	71	(8,285,523)	2,037	2,229
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	415,866	(38)	(8)	2,418,255	(31)	(18)
Capital gain distributions	8,488,548	40,253	3,104	264,923,219	366	11,140
Realized Gain (Loss) on Investments	8,904,414	40,215	3,096	267,341,474	335	11,122
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(813,138)	(33,614)	(3,320)	(179,483,530)	(630)	879
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,739,104	$7,138	$(153)	$79,572,421	$1,742	$14,230

					DFA VA	DFA VA
			DFA VA	DFA VA	Global Moderate	International
	BlackRock	BlackRock	Equity Allocation	Global Bond	Allocation	Small
	Small Cap Index	Total Return	Institutional	Institutional	Institutional	Institutional
	V.I. Class I (1)	V.I. Class I (1)	Class (1)	Class (1)	Class (1)	Class (1)
INVESTMENT INCOME
Dividends	$3,801	$17	$2,778	$2,496	$2,510	$4,595
EXPENSES
Mortality and expense risk	207	1	121	232	133	148
Administrative fees	312	2	134	318	159	172
Total Expenses	519	3	255	550	292	320
Net Investment Income (Loss)	3,282	14	2,523	1,946	2,218	4,275
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(34)	—	(12)	(12)	(11)	(238)
Capital gain distributions	37,018	9	6,543	33	5,627	12,392
Realized Gain (Loss) on Investments	36,984	9	6,531	21	5,616	12,154
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(39,604)	(32)	(3,390)	(7,112)	(3,735)	(17,263)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$662	$(9)	$5,664	$(5,145)	$4,099	$(834)

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
	DFA VA	DFA VA
	International	Short-Term	DFA VA	DFA VA US
	Value	Fixed	US Large Value	Targeted Value	Fidelity VIP	Fidelity VIP
	Institutional	Institutional	Institutional	Institutional	Contrafund	Contrafund
	Class (1)	Class (1)	Class (1)	Class (1)	Initial Class (1)	Service Class 2
INVESTMENT INCOME
Dividends	$26,588	$27	$6,222	$6,870	$—	$88,043
EXPENSES
Mortality and expense risk	470	221	305	419	89	3,311,225
Administrative fees	576	351	419	512	97	719,625
Total Expenses	1,046	572	724	931	186	4,030,850
Net Investment Income (Loss)	25,542	(545)	5,498	5,939	(186)	(3,942,807)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(92)	(3)	(233)	(724)	—	(180,103)
Capital gain distributions	—	—	—	34,504	8,152	43,279,091
Realized Gain (Loss) on Investments	(92)	(3)	(233)	33,780	8,152	43,098,988
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(22,958)	(822)	13,512	(14,870)	(271)	38,424,000
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,492	$(1,370)	$18,777	$24,849	$7,695	$77,580,181

			Fidelity VIP		Fidelity VIP	Fidelity VIP
	Fidelity VIP	Fidelity VIP	Extended Market	Fidelity VIP	Government	Government
	Emerging Markets	Energy	Index	FundsManager 60%	Money Market	Money Market
	Initial Class (1)	Initial Class (1)	Initial Class (1)	Service Class 2	Initial Class (1)	Service Class
INVESTMENT INCOME
Dividends	$2,480	$1,330	$8,569	$3,919,402	$11	$42,507
EXPENSES
Mortality and expense risk	99	123	251	4,189,214	264	4,338,133
Administrative fees	118	123	302	900,646	315	844,676
Total Expenses	217	246	553	5,089,860	579	5,182,809
Net Investment Income (Loss)	2,263	1,084	8,016	(1,170,458)	(568)	(5,140,302)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(172)	21	(903)	(62,013)	—	—
Capital gain distributions	9,062	—	37,055	6,382,506	—	—
Realized Gain (Loss) on Investments	8,890	21	36,152	6,320,493	—	—
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(18,210)	7,253	(36,898)	35,602,756	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,057)	$8,358	$7,270	$40,752,791	$(568)	$(5,140,302)

	Fidelity VIP		Fidelity VIP			First Trust
	Growth	Fidelity VIP	Investment	Fidelity VIP	Fidelity VIP	Dorsey Wright
	Opportunities	Index 500	Grade Bond	Strategic Income	Value Strategies	Tactical Core
	Initial Class (1)	Initial Class (1)	Initial Class (1)	Service Class 2	Initial Class (1)	Class I
INVESTMENT INCOME
Dividends	$—	$757	$842	$2,386,339	$2,147	$179,614
EXPENSES
Mortality and expense risk	33	41	44	905,484	111	456,771
Administrative fees	35	82	46	210,307	179	100,836
Total Expenses	68	123	90	1,115,791	290	557,607
Net Investment Income (Loss)	(68)	634	752	1,270,548	1,857	(377,993)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(11)	9	(21)	(62,410)	(175)	(117,691)
Capital gain distributions	978	80	822	1,539,244	12,897	1,310,396
Realized Gain (Loss) on Investments	967	89	801	1,476,834	12,722	1,192,705
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(3,245)	5,327	(2,062)	(604,309)	(7,096)	3,938,875
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,346)	$6,050	$(509)	$2,143,073	$7,483	$4,753,587

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
	First Trust	First Trust/Dow				Franklin
	Multi Income	Jones Dividend &	Franklin	Franklin	Franklin	Mutual Global
	Allocation	Income Allocation	Allocation	Allocation	Income	Discovery
	Class I	Class I	VIP Class 2	VIP Class 4	VIP Class 2	VIP Class 2
INVESTMENT INCOME
Dividends	$449,481	$6,430,715	$467,276	$4,348,043	$2,622,571	$4,888,716
EXPENSES
Mortality and expense risk	189,280	7,362,964	182,407	3,319,269	559,952	1,512,617
Administrative fees	44,652	1,494,653	40,615	563,650	116,952	327,944
Total Expenses	233,932	8,857,617	223,022	3,882,919	676,904	1,840,561
Net Investment Income (Loss)	215,549	(2,426,902)	244,254	465,124	1,945,667	3,048,155
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(2,375)	4,152,812	(633,771)	(4,208,627)	129,539	(3,173,707)
Capital gain distributions	—	5,174,374	—	—	—	—
Realized Gain (Loss) on Investments	(2,375)	9,327,186	(633,771)	(4,208,627)	129,539	(3,173,707)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,829,400	62,750,167	3,137,370	29,824,286	5,885,867	31,629,770
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,042,574	$69,650,451	$2,747,853	$26,080,783	$7,961,073	$31,504,218

	Franklin	Franklin	Franklin	Franklin
	Rising	Rising	Small-Mid	Strategic	Templeton	Templeton
	Dividends	Dividends	Cap Growth	Income	Foreign	Global Bond
	VIP Class 1 (1)	VIP Class 2	VIP Class 1 (1)	VIP Class 1 (1)	VIP Class 1 (1)	VIP Class 1 (1)
INVESTMENT INCOME
Dividends	$406	$2,011,566	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	110	2,245,902	40	—	9	55
Administrative fees	110	479,992	80	—	19	71
Total Expenses	220	2,725,894	120	—	28	126
Net Investment Income (Loss)	186	(714,328)	(120)	—	(28)	(126)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	67	653,435	(13)	—	(2)	(29)
Capital gain distributions	1,230	7,576,110	—	—	—	—
Realized Gain (Loss) on Investments	1,297	8,229,545	(13)	—	(2)	(29)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	9,013	45,634,729	(2,398)	—	(1,353)	(1,218)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,496	$53,149,946	$(2,531)	$—	$(1,383)	$(1,373)

		Goldman Sachs			Janus
		VIT Mid Cap	Ivy		Henderson	Janus
	Templeton	Value	VIP Asset	Ivy	Balanced	Henderson
	Global Bond	Institutional	Strategy	VIP Energy	Institutional	Balanced
	VIP Class 2	Shares (1)	Class II	Class II	Shares (1)	Service Shares
INVESTMENT INCOME
Dividends	$—	$500	$300,074	$499,725	$11,003	$34,296,738
EXPENSES
Mortality and expense risk	710,577	79	169,264	331,943	1,123	50,419,536
Administrative fees	156,291	157	36,344	67,545	2,246	11,400,229
Total Expenses	866,868	236	205,608	399,488	3,369	61,819,765
Net Investment Income (Loss)	(866,868)	264	94,466	100,237	7,634	(27,523,027)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(3,230,059)	(5)	(27,564)	85,682	112	(1,812,015)
Capital gain distributions	—	14,716	1,909,068	—	6,037	36,177,021
Realized Gain (Loss) on Investments	(3,230,059)	14,711	1,881,504	85,682	6,149	34,365,006
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(624,224)	(2,757)	(606,550)	8,226,892	123,146	712,430,398
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,721,151)	$12,218	$1,369,420	$8,412,811	$136,929	$719,272,377

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
	Janus
	Henderson	Janus	JPMorgan	JPMorgan	JPMorgan	JPMorgan
	Enterprise	Henderson	Insurance Trust	Insurance Trust	Insurance Trust	Insurance Trust
	Institutional	Flexible Bond	Core Bond	Global Allocation	Income Builder	Mid Cap Value
	Shares (1)	Service Shares	Class 1	Class 2	Class 2	Class 1
INVESTMENT INCOME
Dividends	$—	$645,897	$3,186	$112,274	$399,698	$1,036
EXPENSES
Mortality and expense risk	2	406,713	2,146	131,492	144,574	1,480
Administrative fees	5	87,089	257	28,483	31,311	172
Total Expenses	7	493,802	2,403	159,975	175,885	1,652
Net Investment Income (Loss)	(7)	152,095	783	(47,701)	223,813	(616)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	—	(199,986)	129	13,481	14,208	103
Capital gain distributions	—	965,924	2,322	562,924	51,129	5,704
Realized Gain (Loss) on Investments	—	765,938	2,451	576,405	65,337	5,807
CHANGE IN NET UNREALIZED APPRECIATION(DEPRECIATION) ON INVESTMENTS	42	(1,840,938)	(8,022)	531,091	726,489	21,867
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35	$(922,905)	$(4,788)	$1,059,795	$1,015,639	$27,058

	JPMorgan	ClearBridge		Lord Abbett		MFS
	Insurance Trust	Variable	Western Asset	Bond	Lord Abbett	International
	U.S. Equity	Aggressive	Core Plus	Debenture	Total Return	Growth -
	Class 1	Growth - Class II	VIT Class I (1)	Class VC	Class VC	Initial Class (1)
INVESTMENT INCOME
Dividends	$197	$25,368	$14,865	$5,010,463	$5,862,000	$943
EXPENSES
Mortality and expense risk	335	143,845	334	1,325,757	2,135,942	399
Administrative fees	40	33,642	440	291,920	486,773	399
Total Expenses	375	177,487	774	1,617,677	2,622,715	798
Net Investment Income (Loss)	(178)	(152,119)	14,091	3,392,786	3,239,285	145
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	61	136,631	(649)	(78,363)	(322,251)	(70)
Capital gain distributions	1,175	4,158,067	—	2,650,788	2,118,426	7,694
Realized Gain (Loss) on Investments	1,236	4,294,698	(649)	2,572,425	1,796,175	7,624
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	5,438	(2,807,033)	(17,519)	(3,056,927)	(8,284,479)	(4,979)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,496	$1,335,546	$(4,077)	$2,908,284	$(3,249,019)	$2,790

	MFS
	Massachusetts	MFS	MFS	MFS	MFS	MFS
	Investors	New Discovery	Total Return	Utilities	Utilities	Value
	Growth Stock -	Series -	Series -	Series -	Series -	Series -
	Service Class	Initial Class (1)	Service Class	Initial Class (1)	Service Class	Initial Class (1)
INVESTMENT INCOME
Dividends	$26,514	$—	$7,661,383	$636	$905,502	$279
EXPENSES
Mortality and expense risk	547,403	379	4,828,773	53	585,820	32
Administrative fees	125,739	471	982,442	59	125,008	36
Total Expenses	673,142	850	5,811,215	112	710,828	68
Net Investment Income (Loss)	(646,628)	(850)	1,850,168	524	194,674	211
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	2,833,896	(453)	889,522	(8)	(66,808)	(3)
Capital gain distributions	10,957,550	39,673	23,237,636	1,239	2,040,965	464
Realized Gain (Loss) on Investments	13,791,446	39,220	24,127,158	1,231	1,974,157	461
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	5,403,530	(67,220)	28,191,116	1,153	4,839,265	939
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,548,348	$(28,850)	$54,168,442	$2,908	$7,008,096	$1,611

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
						PIMCO
	MFS	Neuberger Berman				Commodity-
	Value	U.S. Equity Index	TOPS	TOPS		RealReturn
	Series -	PutWrite Strategy	Balanced	Growth	PIMCO All Asset -	Strategy -
	Service Class	Class S	ETF Class 1 (1)	ETF Class 1 (1)	Advisor Class	Advisor Class
INVESTMENT INCOME
Dividends	$1,002,534	$7,604	$—	$654	$399,280	$603,397
EXPENSES
Mortality and expense risk	595,252	19,344	22	229	38,894	148,154
Administrative fees	132,153	4,943	22	248	8,529	31,249
Total Expenses	727,405	24,287	44	477	47,423	179,403
Net Investment Income (Loss)	275,129	(16,683)	(44)	177	351,857	423,994
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	1,721,379	(6,254)	—	23	(7,895)	(101,426)
Capital gain distributions	1,970,549	157,164	—	—	—	—
Realized Gain (Loss) on Investments	3,691,928	150,910	—	23	(7,895)	(101,426)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	14,994,598	194,542	179	10,497	124,895	2,676,010
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,961,655	$328,769	$135	$10,697	$468,857	$2,998,578

	PIMCO
	Emerging Markets		PIMCO	PIMCO
	Bond		Low Duration	Total Return	PSF International	PSF Mid-Cap
	Institutional	PIMCO Income -	Institutional	Institutional	Growth	Growth
	Class (1)	Advisor Class	Class (1)	Class (1)	Class II	Class II
INVESTMENT INCOME
Dividends	$2,122	$387,934	$96	$1,034	$—	$—
EXPENSES
Mortality and expense risk	117	122,189	17	143	997	424
Administrative fees	130	29,292	35	151	104	42
Total Expenses	247	151,481	52	294	1,101	466
Net Investment Income (Loss)	1,875	236,453	44	740	(1,101)	(466)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(264)	(9,699)	(1)	(47)	3,066	224
Capital gain distributions	—	—	—	20	—	—
Realized Gain (Loss) on Investments	(264)	(9,699)	(1)	(27)	3,066	224
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(4,231)	(108,668)	(361)	(797)	4,721	2,487
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,620)	$118,086	$(318)	$(84)	$6,686	$2,245

	PSF PGIM	PSF PGIM
	Jennison	Jennison	Schwab	Schwab		Schwab
	Growth	Value	Government	S&P 500	Schwab	VIT Balanced
	Class II	Class II	Money Market (2)	Index Fund (1)	VIT Balanced	with Growth
INVESTMENT INCOME
Dividends	$—	$—	$1	$20,653	$979,843	$2,076,466
EXPENSES
Mortality and expense risk	1,630	1,327	31	3,561	267,368	588,941
Administrative fees	186	146	22	5,812	185,449	387,327
Total Expenses	1,816	1,473	53	9,373	452,817	976,268
Net Investment Income (Loss)	(1,816)	(1,473)	(52)	11,280	527,026	1,100,198
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	16,254	3,360	—	(469)	453,625	1,264,866
Capital gain distributions	—	—	—	—	2,015	—
Realized Gain (Loss) on Investments	16,254	3,360	—	(469)	455,640	1,264,866
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	2,147	19,419	—	515,927	4,385,877	13,224,152
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,585	$21,306	$(52)	$526,738	$5,368,543	$15,589,216

(1)	Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).
(2)

Operations commenced or resumed during 2021 and all units were fully redeemed or transferred prior to December 31, 2021 (See Financial Highlights for commencement date of operations and date of full redemption).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
		State Street	T. Rowe Price	T. Rowe Price	T. Rowe Price	VanEck VIP
	Schwab	Total Return	Blue Chip	Equity	Health	Global Resources
	VIT Growth	V.I.S. Class 3	Growth - I (1)	Income - I (1)	Sciences - I (1)	Class S
INVESTMENT INCOME
Dividends	$2,169,365	$6,918,187	$—	$932	$—	$68,406
EXPENSES
Mortality and expense risk	595,573	4,160,879	80	111	282	227,197
Administrative fees	414,052	731,822	82	145	361	47,622
Total Expenses	1,009,625	4,892,701	162	256	643	274,819
Net Investment Income (Loss)	1,159,740	2,025,486	(162)	676	(643)	(206,413)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	2,081,318	5,044,216	9	(349)	(105)	(7,369)
Capital gain distributions	—	48,928,038	6,697	8,115	15,913	—
Realized Gain (Loss) on Investments	2,081,318	53,972,254	6,706	7,766	15,808	(7,369)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	18,033,294	(12,777,473)	(2,096)	(2,484)	(2,947)	3,278,344
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,274,352	$43,220,267	$4,448	$5,958	$12,218	$3,064,562

			Vanguard VIF
	Vanguard VIF	Vanguard VIF	Conservative	Vanguard VIF	Vanguard VIF	Vanguard VIF
	Balanced (1)	Capital Growth (1)	Allocation (1)	Diversified Value (1)	Equity Income (1)	Equity Index (1)
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	2,757	220	1,710	651	365	855
Administrative fees	4,656	273	2,383	663	365	1,710
Total Expenses	7,413	493	4,093	1,314	730	2,565
Net Investment Income (Loss)	(7,413)	(493)	(4,093)	(1,314)	(730)	(2,565)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(1,892)	(12)	(486)	7	(16)	23
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	(1,892)	(12)	(486)	7	(16)	23
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	233,361	7,938	28,390	30,472	16,847	185,382
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$224,056	$7,433	$23,811	$29,165	$16,101	$182,840

	Vanguard VIF					Vanguard VIF
	Global Bond	Vanguard VIF	Vanguard VIF	Vanguard VIF	Vanguard VIF	Moderate
	Index (1)	Growth (1)	High Yield Bond (1)	International (1)	Mid-Cap Index (1)	Allocation (1)
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	444	529	207	167	335	2,175
Administrative fees	467	530	245	205	453	3,414
Total Expenses	911	1,059	452	372	788	5,589
Net Investment Income (Loss)	(911)	(1,059)	(452)	(372)	(788)	(5,589)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(15)	(72)	(5)	(127)	931	(1,201)
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	(15)	(72)	(5)	(127)	931	(1,201)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(20)	6,174	2,599	(13,449)	24,553	71,684
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(946)	$5,043	$2,142	$(13,948)	$24,696	$64,894

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
				Vanguard VIF
		Vanguard VIF		Total
	Vanguard VIF	Short-Term	Vanguard VIF	International	Vanguard VIF
	Real Estate	Investment-	Total Bond	Stock Market	Total Stock
	Index (1)	Grade (1)	Market Index (1)	Index (1)	Market Index (1)
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	90	624	2,663	1,441	1,753
Administrative fees	144	885	4,163	2,098	2,700
Total Expenses	234	1,509	6,826	3,539	4,453
Net Investment Income (Loss)	(234)	(1,509)	(6,826)	(3,539)	(4,453)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(5)	(21)	(295)	(481)	4,916
Capital gain distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	(5)	(21)	(295)	(481)	4,916
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	14,408	(5,640)	(5,198)	6,535	177,042
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,169	$(7,170)	$(12,319)	$2,515	$177,505

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Core Income		Diversified Bond		Floating Rate Income
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(413,066)	$(339,275)	$(2,755,007)	$(2,417,776)	$(1,896,350)	$(1,822,128)
Realized gain (loss) on investments	(7,658)	(355,123)	(373,028)	(632,715)	29,333	(317,105)
Change in net unrealized appreciation (depreciation) on investments	(147,565)	3,003,212	(3,884,202)	19,618,028	6,524,342	4,707,540
Net Increase (Decrease) in Net Assets Resulting from Operations	(568,289)	2,308,814	(7,012,237)	16,567,537	4,657,325	2,568,307
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	5,910,656	7,039,076	32,741,645	23,500,295	10,197,689	5,317,200
Transfers between variable and fixed accounts, net	(1,250,320)	8,406,427	16,753,315	22,078,194	24,343,106	(14,518,151)
Contract benefits and terminations	(3,013,583)	(3,208,419)	(25,228,936)	(18,612,936)	(19,626,081)	(24,588,397)
Contract charges and deductions	(3,967)	(11,835)	(275,451)	(277,056)	(217,996)	(215,621)
Adjustments to net assets allocated to contracts in payout (annuitization) period	409	386	(3,953)	(2,594)	(9,970)	1
Other	(465)	(343)	(7,110)	(4,426)	957	2,680
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	1,642,730	12,225,292	23,979,510	26,681,477	14,687,705	(34,002,288)
NET INCREASE (DECREASE) IN NET ASSETS	1,074,441	14,534,106	16,967,273	43,249,014	19,345,030	(31,433,981)
NET ASSETS
Beginning of Year	38,329,877	23,795,771	225,524,712	182,275,698	133,786,363	165,220,344
End of Year	$39,404,318	$38,329,877	$242,491,985	$225,524,712	$153,131,393	$133,786,363

	Floating Rate Income		High Yield Bond		Inflation Managed
	Class P (1)		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,490)		$(2,286,528)	$(2,216,203)	$(2,696,782)	$(2,459,805)
Realized gain (loss) on investments	17		2,726,946	8,627,075	(67,631)	988,522
Change in net unrealized appreciation (depreciation) on investments	10,908		6,192,117	(968,824)	10,882,476	17,503,980
Net Increase (Decrease) in Net Assets Resulting from Operations	9,435		6,632,535	5,442,048	8,118,063	16,032,697
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	816,248		10,100,544	6,327,168	14,714,702	4,105,872
Transfers between variable and fixed accounts, net	1,807		4,498,267	(4,157,833)	32,024,228	11,588,597
Contract benefits and terminations	(4,689)		(21,770,283)	(18,077,387)	(22,075,582)	(19,453,938)
Contract charges and deductions	—		(296,195)	(307,194)	(304,063)	(277,485)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—		(13,126)	(699)	(9,514)	(8,525)
Other	(40)		21,371	(1,882)	(155)	(559)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	813,326		(7,459,422)	(16,217,827)	24,349,616	(4,046,038)
NET INCREASE (DECREASE) IN NET ASSETS	822,761		(826,887)	(10,775,779)	32,467,679	11,986,659
NET ASSETS
Beginning of Year or Period	—		169,940,567	180,716,346	181,604,575	169,617,916
End of Year or Period	$822,761		$169,113,680	$169,940,567	$214,072,254	$181,604,575

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Intermediate Bond		Managed Bond		Short Duration Bond
	Class I (1)		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(573)		$(5,137,019)	$(5,212,124)	$(3,833,257)	$(3,514,086)
Realized gain (loss) on investments	(14)		1,113,071	3,190,105	(68,106)	143,734
Change in net unrealized appreciation (depreciation) on investments	(271)		(5,670,882)	27,499,097	(1,653,375)	11,658,511
Net Increase (Decrease) in Net Assets Resulting from Operations	(858)		(9,694,830)	25,477,078	(5,554,738)	8,288,159
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	720,471		31,967,006	23,965,013	24,924,186	24,718,297
Transfers between variable and fixed accounts, net	264,002		22,588,787	24,734,225	45,560,960	40,193,640
Contract benefits and terminations	(19,594)		(55,827,165)	(50,975,721)	(54,546,352)	(54,168,625)
Contract charges and deductions	(25)		(597,715)	(592,659)	(1,383,425)	(1,509,100)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—		(28,409)	(31,413)	(52)	(7,419)
Other	(32)		1,498	(4,195)	3,179	(6,870)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	964,822		(1,895,998)	(2,904,750)	14,558,496	9,219,923
NET INCREASE (DECREASE) IN NET ASSETS	963,964		(11,590,828)	22,572,328	9,003,758	17,508,082
NET ASSETS
Beginning of Year or Period	—		403,577,841	381,005,513	359,491,780	341,983,698
End of Year or Period	$963,964		$391,987,013	$403,577,841	$368,495,538	$359,491,780

	Emerging Markets Debt		Dividend Growth		Equity Index
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(208,205)	$(212,847)	$(5,081,372)	$(4,116,618)	$(16,901,404)	$(12,638,962)
Realized gain (loss) on investments	9,377	(98,313)	5,064,990	2,471,101	45,849	2,431,796
Change in net unrealized appreciation (depreciation) on investments	(1,138,942)	97,481	95,056,118	42,781,256	351,066,628	181,269,923
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,337,770)	(213,679)	95,039,736	41,135,739	334,211,073	171,062,757
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,564,016	916,904	39,706,495	26,640,101	219,946,080	111,702,986
Transfers between variable and fixed accounts, net	809,795	(452,378)	3,322,200	(4,717,100)	(6,569,485)	(27,842,638)
Contract benefits and terminations	(1,874,123)	(2,331,177)	(44,770,291)	(30,325,916)	(124,097,171)	(91,218,533)
Contract charges and deductions	(29,124)	(34,011)	(786,669)	(778,018)	(593,228)	(532,266)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	(10,881)	(8,408)	(9,467)	(10,492)
Other	(234)	(238)	15,576	13,554	30,765	10,869
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	470,330	(1,900,900)	(2,523,570)	(9,175,787)	88,707,494	(7,890,074)
NET INCREASE (DECREASE) IN NET ASSETS	(867,440)	(2,114,579)	92,516,166	31,959,952	422,918,567	163,172,683
NET ASSETS
Beginning of Year	18,134,828	20,249,407	392,591,032	360,631,080	1,207,544,897	1,044,372,214
End of Year	$17,267,388	$18,134,828	$485,107,198	$392,591,032	$1,630,463,464	$1,207,544,897

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Focused Growth		Growth		Hedged Equity
	Class I		Class I		Class I (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(3,270,801)	$(2,504,848)	$(5,450,750)	$(4,487,729)	$(148,362)
Realized gain (loss) on investments	815,069	15,662,731	15,907,382	15,326,873	15,693
Change in net unrealized appreciation (depreciation) on investments	42,551,095	44,850,386	72,796,833	80,246,561	924,584
Net Increase (Decrease) in Net Assets Resulting from Operations	40,095,363	58,008,269	83,253,465	91,085,705	791,915
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	26,882,414	17,886,082	38,593,612	25,003,243	25,517,971
Transfers between variable and fixed accounts, net	3,041,380	(13,032,918)	(10,456,522)	(9,142,768)	11,218,209
Contract benefits and terminations	(22,588,124)	(19,834,456)	(42,404,905)	(33,498,940)	(468,769)
Contract charges and deductions	(194,488)	(174,668)	(412,766)	(359,013)	(95,199)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(4,466)	(2,247)	(10,776)	(9,733)	—
Other	(1,734)	8,542	11,786	23,915	(1,623)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	7,134,982	(15,149,665)	(14,679,571)	(17,983,296)	36,170,589
NET INCREASE (DECREASE) IN NET ASSETS	47,230,345	42,858,604	68,573,894	73,102,409	36,962,504
NET ASSETS
Beginning of Year or Period	219,367,794	176,509,190	386,224,796	313,122,387	—
End of Year or Period	$266,598,139	$219,367,794	$454,798,690	$386,224,796	$36,962,504

	Hedged Equity		Large-Cap Growth		Large-Cap Value
	Class P (1)		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(136)		$(4,030,020)	$(3,228,939)	$(3,134,231)	$(2,479,727)
Realized gain (loss) on investments	7		7,795,234	3,459,189	1,537,757	10,222,123
Change in net unrealized appreciation (depreciation) on investments	3,263		48,466,042	76,159,983	51,060,325	122,931
Net Increase (Decrease) in Net Assets Resulting from Operations	3,134		52,231,256	76,390,233	49,463,851	7,865,327
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	12,800		32,459,983	21,673,074	19,581,232	8,202,399
Transfers between variable and fixed accounts, net	101,088		(17,163,770)	4,671,526	11,659,079	582,237
Contract benefits and terminations	(781)		(31,236,786)	(23,161,816)	(24,794,655)	(21,563,512)
Contract charges and deductions	(275)		(239,495)	(248,723)	(205,062)	(178,117)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—		(5,524)	(22,413)	(16,012)	(19,926)
Other	(93)		19,197	1,549	21,002	12,603
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	112,739		(16,166,395)	2,913,197	6,245,584	(12,964,316)
NET INCREASE (DECREASE) IN NET ASSETS	115,873		36,064,861	79,303,430	55,709,435	(5,098,989)
NET ASSETS
Beginning of Year or Period	—		292,565,788	213,262,358	200,560,402	205,659,391
End of Year or Period	$115,873		$328,630,649	$292,565,788	$256,269,837	$200,560,402

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Main Street Core		Mid-Cap Equity		Mid-Cap Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(4,198,259)	$(3,680,503)	$(3,447,719)	$(2,699,330)	$(4,416,992)	$(3,405,139)
Realized gain (loss) on investments	32,166,716	31,711,499	6,440,347	16,449,180	23,975,974	25,600,264
Change in net unrealized appreciation (depreciation) on investments	41,684,869	2,382,300	31,386,135	34,815,939	30,774,212	91,255,564
Net Increase (Decrease) in Net Assets Resulting from Operations	69,653,326	30,413,296	34,378,763	48,565,789	50,333,194	113,450,689
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	7,860,014	5,414,354	19,222,736	8,398,140	31,517,119	19,167,403
Transfers between variable and fixed accounts, net	(8,810,113)	(14,444,016)	2,510,903	(10,640,577)	(21,612,443)	(21,884,417)
Contract benefits and terminations	(34,710,742)	(30,881,828)	(25,269,675)	(20,355,680)	(33,101,164)	(26,566,749)
Contract charges and deductions	(417,387)	(429,142)	(248,749)	(225,606)	(618,725)	(608,172)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(47,736)	(3,474)	(8,911)	(22,891)	(9,988)	(997)
Other	8,454	5,141	8,509	404	10,671	11,779
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(36,117,510)	(40,338,965)	(3,785,187)	(22,846,210)	(23,814,530)	(29,881,153)
NET INCREASE (DECREASE) IN NET ASSETS	33,535,816	(9,925,669)	30,593,576	25,719,579	26,518,664	83,569,536
NET ASSETS
Beginning of Year	283,532,001	293,457,670	234,858,057	209,138,478	341,825,807	258,256,271
End of Year	$317,067,817	$283,532,001	$265,451,633	$234,858,057	$368,344,471	$341,825,807

	Mid-Cap Value		Small-Cap Equity		Small-Cap Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,327,731)	$(972,096)	$(874,329)	$(577,693)	$(1,905,564)	$(1,457,813)
Realized gain (loss) on investments	242,671	5,644,514	(225,082)	786,137	5,794,629	12,895,889
Change in net unrealized appreciation (depreciation) on investments	23,755,232	(2,750,116)	14,845,419	2,239,736	(3,182,181)	43,331,345
Net Increase (Decrease) in Net Assets Resulting from Operations	22,670,172	1,922,302	13,746,008	2,448,180	706,884	54,769,421
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	13,943,220	4,108,125	9,987,117	2,772,665	21,739,561	6,590,987
Transfers between variable and fixed accounts, net	8,478,026	(6,839,670)	697,420	(68,486)	(7,004,778)	(9,571,378)
Contract benefits and terminations	(9,812,591)	(11,024,230)	(5,389,147)	(4,724,111)	(17,325,600)	(12,450,273)
Contract charges and deductions	(150,041)	(132,941)	(95,377)	(75,776)	(327,663)	(354,884)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(223)	305	(3,930)	38	(3,703)	(67)
Other	3,644	1,256	(13,997)	1,123	(5,075)	(3,593)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	12,462,035	(13,887,155)	5,182,086	(2,094,547)	(2,927,258)	(15,789,208)
NET INCREASE (DECREASE) IN NET ASSETS	35,132,207	(11,964,853)	18,928,094	353,633	(2,220,374)	38,980,213
NET ASSETS
Beginning of Year	85,401,943	97,366,796	54,784,251	54,430,618	155,145,306	116,165,093
End of Year	$120,534,150	$85,401,943	$73,712,345	$54,784,251	$152,924,932	$155,145,306

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year/ Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Small-Cap Index		Small-Cap Value		Value
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(3,739,437)	$(2,727,910)	$(1,811,429)	$(1,207,879)	$(1,951,096)	$(1,766,520)
Realized gain (loss) on investments	7,569,077	5,054,124	2,829,411	4,917,769	14,472,683	6,315,968
Change in net unrealized appreciation (depreciation) on investments	29,978,235	39,293,645	34,715,726	(2,362,374)	21,514,543	(17,471,635)
Net Increase (Decrease) in Net Assets Resulting from Operations	33,807,875	41,619,859	35,733,708	1,347,516	34,036,130	(12,922,187)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	27,135,140	13,911,734	12,594,678	3,525,593	4,768,752	3,545,294
Transfers between variable and fixed accounts, net	(366,974)	(2,811,458)	3,563,972	312,630	(6,543,140)	4,713,485
Contract benefits and terminations	(28,849,524)	(19,875,818)	(13,566,118)	(11,391,611)	(20,208,874)	(15,879,434)
Contract charges and deductions	(224,453)	(197,969)	(183,727)	(153,557)	(766,694)	(807,130)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(5,875)	(9,130)	686	(2,550)	(8,812)	(5,506)
Other	14,024	17,178	1,421	139	5,204	8,562
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(2,297,662)	(8,965,463)	2,410,912	(7,709,356)	(22,753,564)	(8,424,729)
NET INCREASE (DECREASE) IN NET ASSETS	31,510,213	32,654,396	38,144,620	(6,361,840)	11,282,566	(21,346,916)
NET ASSETS
Beginning of Year	265,843,742	233,189,346	108,118,275	114,480,115	176,480,230	197,827,146
End of Year	$297,353,955	$265,843,742	$146,262,895	$108,118,275	$187,762,796	$176,480,230

	Value Advantage		Emerging Markets		International Growth
	Class I		Class I		Class I (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(742,863)	$(419,327)	$(2,579,157)	$(2,302,089)	$(263)
Realized gain (loss) on investments	(68,755)	(1,071,360)	4,646,603	17,227,354	(14)
Change in net unrealized appreciation (depreciation) on investments	14,757,360	(156,195)	(20,855,736)	11,987,853	11,559
Net Increase (Decrease) in Net Assets Resulting from Operations	13,945,742	(1,646,882)	(18,788,290)	26,913,118	11,282
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	16,468,105	4,519,780	13,051,082	7,112,411	330,496
Transfers between variable and fixed accounts, net	4,574,230	3,379,381	3,775,999	(9,226,656)	87,401
Contract benefits and terminations	(4,287,631)	(2,310,263)	(18,199,923)	(19,438,929)	—
Contract charges and deductions	(61,315)	(42,586)	(343,481)	(353,381)	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	114	109	(5,393)	(8,227)	—
Other	(961)	(3,311)	655	18,899	(15)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	16,692,542	5,543,110	(1,721,061)	(21,895,883)	417,882
NET INCREASE (DECREASE) IN NET ASSETS	30,638,284	3,896,228	(20,509,351)	5,017,235	429,164
NET ASSETS
Beginning of Year or Period	46,722,273	42,826,045	204,655,526	199,638,291	—
End of Year or Period	$77,360,557	$46,722,273	$184,146,175	$204,655,526	$429,164

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	International Large-Cap		International Small-Cap		International Value
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(3,307,218)	$(2,869,752)	$(569,610)	$(479,880)	$(1,554,487)	$(1,241,977)
Realized gain (loss) on investments	8,795,900	11,737,640	2,230,170	2,151,523	2,037,626	1,879,749
Change in net unrealized appreciation (depreciation) on investments	30,015,099	14,716,462	3,365,904	1,281,460	18,797,152	(8,783,466)
Net Increase (Decrease) in Net Assets Resulting from Operations	35,503,781	23,584,350	5,026,464	2,953,103	19,280,291	(8,145,694)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	19,003,843	8,342,126	3,663,129	1,479,563	9,771,615	3,192,998
Transfers between variable and fixed accounts, net	1,225,323	(222,301)	(2,315,665)	(1,350,890)	1,172,038	5,890,688
Contract benefits and terminations	(29,532,247)	(24,513,615)	(4,015,961)	(3,594,102)	(14,176,083)	(10,930,293)
Contract charges and deductions	(917,352)	(945,903)	(103,715)	(110,874)	(209,472)	(200,326)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(2,230)	(11,198)	151	94	(22,080)	(5,038)
Other	7,143	7,995	(859)	(5,062)	4,729	2,224
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(10,215,520)	(17,342,896)	(2,772,920)	(3,581,271)	(3,459,253)	(2,049,747)
NET INCREASE (DECREASE) IN NET ASSETS	25,288,261	6,241,454	2,253,544	(628,168)	15,821,038	(10,195,441)
NET ASSETS
Beginning of Year	270,337,837	264,096,383	41,343,803	41,971,971	104,401,238	114,596,679
End of Year	$295,626,098	$270,337,837	$43,597,347	$41,343,803	$120,222,276	$104,401,238

	Health Sciences		Real Estate		Technology
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(4,508,758)	$(4,034,519)	$(1,936,833)	$(1,690,557)	$(2,938,997)	$(2,330,555)
Realized gain (loss) on investments	12,927,756	26,190,175	8,575,791	9,720,560	3,257,968	596,052
Change in net unrealized appreciation (depreciation) on investments	25,810,461	23,121,519	39,134,236	(15,202,283)	25,005,805	66,474,733
Net Increase (Decrease) in Net Assets Resulting from Operations	34,229,459	45,277,175	45,773,194	(7,172,280)	25,324,776	64,740,230
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	23,619,567	15,708,997	7,213,706	4,705,820	22,494,595	15,498,475
Transfers between variable and fixed accounts, net	4,761,743	(8,773,048)	161,615	(1,790,737)	(5,709,371)	4,550,378
Contract benefits and terminations	(38,052,704)	(33,989,929)	(16,341,905)	(14,651,419)	(20,464,410)	(18,090,288)
Contract charges and deductions	(332,994)	(321,039)	(223,797)	(217,440)	(211,519)	(205,592)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(13,300)	(1,359)	(15,411)	(8,975)	(9,759)	37
Other	9,943	10,161	116	(2,949)	5,995	2,515
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(10,007,745)	(27,366,217)	(9,205,676)	(11,965,700)	(3,894,469)	1,755,525
NET INCREASE (DECREASE) IN NET ASSETS	24,221,714	17,910,958	36,567,518	(19,137,980)	21,430,307	66,495,755
NET ASSETS
Beginning of Year	319,284,574	301,373,616	124,841,396	143,979,376	208,731,278	142,235,523
End of Year	$343,506,288	$319,284,574	$161,408,914	$124,841,396	$230,161,585	$208,731,278

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Period Ended	Year/ Period Ended	Year Ended	Year/ Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2021	2020	2021	2020
	ESG Diversified	ESG Diversified Growth		PSF DFA
	Class I (1)	Class I (1)		Balanced Allocation Class D
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(23,047)	$(206)		$(4,002,041)	$(2,942,439)
Realized gain (loss) on investments	(2,665)	(1,684)		(142,942)	(971,568)
Change in net unrealized appreciation (depreciation) on investments	200,851	6,196		37,925,370	32,472,672
Net Increase (Decrease) in Net Assets Resulting from Operations	175,139	4,306		33,780,387	28,558,665
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	3,356,231	213,900		55,952,319	40,967,833
Transfers between variable and fixed accounts, net	1,351,514	12,256		13,181,173	10,995,938
Contract benefits and terminations	(13,484)	(877)		(21,223,871)	(14,709,585)
Contract charges and deductions	(17,498)	—		(2,568,841)	(1,647,951)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—		157	118
Other	(1,805)	(5)		(6,466)	6,443
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	4,674,958	225,274		45,334,471	35,612,796
NET INCREASE (DECREASE) IN NET ASSETS	4,850,097	229,580		79,114,858	64,171,461
NET ASSETS
Beginning of Year or Period	—	—		287,800,621	223,629,160
End of Year or Period	$4,850,097	$229,580		$366,915,479	$287,800,621

	PSF DFA	Pacific Dynamix -		Pacific Dynamix -
	Balanced Allocation Class P (1)	Conservative Growth Class I		Conservative Growth Class P (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,236)	$(6,950,482)	$(6,323,696)	$(98)
Realized gain (loss) on investments	179	9,299,244	556,255	(2)
Change in net unrealized appreciation (depreciation) on investments	14,708	26,255,915	60,767,724	389
Net Increase (Decrease) in Net Assets Resulting from Operations	13,651	28,604,677	55,000,283	289
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,596,972	33,248,614	32,055,885	78,675
Transfers between variable and fixed accounts, net	—	24,620,840	33,734,557	182
Contract benefits and terminations	(2,920)	(74,822,073)	(56,645,077)	(318)
Contract charges and deductions	—	(3,393,142)	(2,879,262)	(162)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	(15,180)	494	—
Other	(255)	1,444	(21,852)	(4)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	1,593,797	(20,359,497)	6,244,745	78,373
NET INCREASE (DECREASE) IN NET ASSETS	1,607,448	8,245,180	61,245,028	78,662
NET ASSETS
Beginning of Year or Period	—	566,126,949	504,881,921	—
End of Year or Period	$1,607,448	$574,372,129	$566,126,949	$78,662

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/ Period Ended	Year Ended	Year/ Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Pacific Dynamix -		Pacific Dynamix -		Pacific Dynamix -
	Moderate Growth Class I		Moderate Growth Class P (1)		Growth Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(31,771,719)	$(27,605,616)	$(342)		$(16,704,444)	$(10,689,872)
Realized gain (loss) on investments	22,828,961	34,523,430	4		(891,469)	(4,233,295)
Change in net unrealized appreciation (depreciation) on investments	238,347,011	282,106,534	2,064		173,221,321	161,747,483
Net Increase (Decrease) in Net Assets Resulting from Operations	229,404,253	289,024,348	1,726		155,625,408	146,824,316
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	244,225,891	153,298,517	186,173		388,570,455	259,936,638
Transfers between variable and fixed accounts, net	40,426,196	(28,890,361)	—		56,107,340	6,232,444
Contract benefits and terminations	(285,753,068)	(213,623,140)	(423)		(92,749,065)	(57,844,960)
Contract charges and deductions	(20,984,238)	(16,847,546)	(579)		(7,778,676)	(4,557,797)
Adjustments to net assets allocated to contracts in payout (annuitization) period	937	606	—		(3,688)	(1,424)
Other	(54,851)	44,832	(3)		(29,010)	(35,067)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(22,139,133)	(106,017,092)	185,168		344,117,356	203,729,834
NET INCREASE (DECREASE) IN NET ASSETS	207,265,120	183,007,256	186,894		499,742,764	350,554,150
NET ASSETS
Beginning of Year or Period	2,492,898,271	2,309,891,015	—		1,095,441,256	744,887,106
End of Year or Period	$2,700,163,391	$2,492,898,271	$186,894		$1,595,184,020	$1,095,441,256

	Pacific Dynamix -		Portfolio Optimization		Portfolio Optimization
	Growth Class P (1)		Conservative Class I		Moderate-Conservative Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(539)		$(20,725,017)	$(21,600,024)	$(29,610,713)	$(29,528,009)
Realized gain (loss) on investments	17		64,788,253	18,364,494	113,916,575	94,230,169
Change in net unrealized appreciation (depreciation) on investments	9,000		(33,977,961)	106,413,033	13,257,239	99,453,290
Net Increase (Decrease) in Net Assets Resulting from Operations	8,478		10,085,275	103,177,503	97,563,101	164,155,450
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	229,932		31,291,408	32,231,067	34,144,804	27,282,223
Transfers between variable and fixed accounts, net	(80)		22,848,851	229,891,117	(7,544,863)	4,251,809
Contract benefits and terminations	(1,120)		(229,519,048)	(235,218,174)	(243,621,378)	(250,150,035)
Contract charges and deductions	—		(11,197,704)	(11,320,645)	(13,699,391)	(13,715,275)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—		2,089	(3,301)	(60,190)	(18,838)
Other	80		13,074	2,046	22,575	56,390
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	228,812		(186,561,330)	15,582,110	(230,758,443)	(232,293,726)
NET INCREASE (DECREASE) IN NET ASSETS	237,290		(176,476,055)	118,759,613	(133,195,342)	(68,138,276)
NET ASSETS
Beginning of Year or Period	—		1,534,716,340	1,415,956,727	2,134,143,003	2,202,281,279
End of Year or Period	$237,290		$1,358,240,285	$1,534,716,340	$2,000,947,661	$2,134,143,003

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/ Period Ended	Year Ended	Year Ended	Year Ended	Year/ Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Portfolio Optimization		Portfolio Optimization		Portfolio Optimization
	Moderate Class I		Growth Class I		Aggressive-Growth Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(128,538,239)	$(123,934,497)	$(118,579,495)	$(108,559,051)	$(25,473,437)	$(22,751,198)
Realized gain (loss) on investments	566,219,345	455,239,144	531,324,751	421,269,970	114,546,721	98,913,707
Change in net unrealized appreciation (depreciation) on investments	214,867,298	485,699,500	436,693,617	434,746,926	129,573,944	75,816,071
Net Increase (Decrease) in Net Assets Resulting from Operations	652,548,404	817,004,147	849,438,873	747,457,845	218,647,228	151,978,580
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	131,691,385	105,136,897	107,896,524	96,704,393	17,556,897	17,766,875
Transfers between variable and fixed accounts, net	(21,813,770)	(76,170,785)	(48,873,851)	(160,181,372)	(3,659,323)	(56,107,600)
Contract benefits and terminations	(1,042,393,086)	(947,182,037)	(834,772,702)	(699,662,161)	(173,610,934)	(136,060,474)
Contract charges and deductions	(62,941,147)	(62,482,781)	(55,676,404)	(55,152,609)	(10,196,333)	(10,154,861)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(182,142)	(138,801)	(22,108)	(154,494)	(103,709)	(191,154)
Other	209,860	254,901	34,685	211,006	36,125	89,125
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(995,428,900)	(980,582,606)	(831,413,856)	(818,235,237)	(169,977,277)	(184,658,089)
NET INCREASE (DECREASE) IN NET ASSETS	(342,880,496)	(163,578,459)	18,025,017	(70,777,392)	48,669,951	(32,679,509)
NET ASSETS
Beginning of Year	8,961,811,838	9,125,390,297	7,748,073,547	7,818,850,939	1,627,065,563	1,659,745,072
End of Year	$8,618,931,342	$8,961,811,838	$7,766,098,564	$7,748,073,547	$1,675,735,514	$1,627,065,563

	Invesco Oppenheimer V.I.		Invesco Oppenheimer V.I.		Invesco V.I. Balanced-Risk
	International Growth Series I (1)		International Growth Series II		Allocation Series I (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(26)		$(238,758)	$(75,591)	$675
Realized gain (loss) on investments	1,768		1,912,840	100,666	727
Change in net unrealized appreciation (depreciation) on investments	(2,572)		69,519	3,014,412	(660)
Net Increase (Decrease) in Net Assets Resulting from Operations	(830)		1,743,601	3,039,487	742
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	20,241		2,690,198	1,692,819	22,636
Transfers between variable and fixed accounts, net	—		1,946,946	274,263	—
Contract benefits and terminations	(40)		(1,740,491)	(1,064,152)	(62)
Contract charges and deductions	—		(6,994)	(4,561)	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—		—	—	—
Other	1		5,284	119	(3)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	20,202		2,894,943	898,488	22,571
NET INCREASE (DECREASE) IN NET ASSETS	19,372		4,638,544	3,937,975	23,313
NET ASSETS
Beginning of Year or Period	—		18,636,307	14,698,332	—
End of Year or Period	$19,372		$23,274,851	$18,636,307	$23,313

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year/ Period Ended	Year Ended	Year/ Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Invesco V.I. Balanced-Risk		Invesco V.I. Discovery		Invesco V.I. Equity and
	Allocation Series II		Mid Cap Growth Series I (1)		Income Series II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$5,161,289	$18,670,947	$(88)		$336,510	$555,038
Realized gain (loss) on investments	10,490,515	12,024,934	2,828		1,009,251	1,271,375
Change in net unrealized appreciation (depreciation) on investments	8,282,406	(7,262,740)	(6)		7,951,614	2,298,206
Net Increase (Decrease) in Net Assets Resulting from Operations	23,934,210	23,433,141	2,734		9,297,375	4,124,619
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	21,374,089	15,856,082	30,799		2,631,199	2,307,070
Transfers between variable and fixed accounts, net	(68,893)	(8,511,707)	(1,695)		(1,334,985)	207,657
Contract benefits and terminations	(42,379,828)	(33,569,813)	(758)		(5,406,529)	(3,305,657)
Contract charges and deductions	(3,100,845)	(2,733,668)	—		(92,633)	(87,580)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—		84	90
Other	2,810	(8,666)	60		91	(1,310)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(24,172,667)	(28,967,772)	28,406		(4,202,773)	(879,730)
NET INCREASE (DECREASE) IN NET ASSETS	(238,457)	(5,534,631)	31,140		5,094,602	3,244,889
NET ASSETS
Beginning of Year or Period	314,909,858	320,444,489	—		55,228,668	51,983,779
End of Year or Period	$314,671,401	$314,909,858	$31,140		$60,323,270	$55,228,668

	Invesco V.I. Global		Invesco V.I.		Invesco V.I. Main Street
	Real Estate Series II		Global Series II		Small Cap Series I (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$132,064	$275,675	$(312,828)	$(157,944)	$52
Realized gain (loss) on investments	(53,794)	(252,549)	1,384,657	392,302	1,718
Change in net unrealized appreciation (depreciation) on investments	1,844,386	(1,370,050)	2,100,444	4,314,440	(820)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,922,656	(1,346,924)	3,172,273	4,548,798	950
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,788,795	824,652	2,348,910	1,174,324	62,535
Transfers between variable and fixed accounts, net	(99,148)	(202,901)	701,963	(3,210,169)	(159)
Contract benefits and terminations	(1,204,844)	(887,694)	(1,741,435)	(1,149,688)	(78)
Contract charges and deductions	(1,585)	(1,273)	(9,574)	(7,449)	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	52	(2,392)	—
Other	3,045	(7,577)	1,276	957	(66)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	486,263	(274,793)	1,301,192	(3,194,417)	62,232
NET INCREASE (DECREASE) IN NET ASSETS	2,408,919	(1,621,717)	4,473,465	1,354,381	63,182
NET ASSETS
Beginning of Year or Period	7,940,183	9,561,900	22,746,069	21,391,688	—
End of Year or Period	$10,349,102	$7,940,183	$27,219,534	$22,746,069	$63,182

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Period Ended	Year/ Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2021	2020	2021
	Invesco V.I. Nasdaq 100 Buffer -	Invesco V.I. S&P 500 Buffer -		Invesco V.I. S&P 500 Buffer -
	September Series II (1)	September Series I (1)		September Series II (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(545)	$(11)		$(3,877)
Realized gain (loss) on investments	25	508		51,414
Change in net unrealized appreciation (depreciation) on investments	6,534	(291)		(1,520)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,014	206		46,017
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	239,644	18,316		556,125
Transfers between variable and fixed accounts, net	240,694	—		3,706,044
Contract benefits and terminations	(2,722)	(26)		(5,370)
Contract charges and deductions	—	—		(1,846)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—		—
Other	(21)	—		(173)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	477,595	18,290		4,254,780
NET INCREASE (DECREASE) IN NET ASSETS	483,609	18,496		4,300,797
NET ASSETS
Beginning of Period	—	—		—
End of Period	$483,609	$18,496		$4,300,797

	Invesco V.I.	American Century		American Funds IS Asset
	Technology Series I (1)	VP Mid Cap Value Class II		Allocation Class 1 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(226)	$(152,810)	$342,875	$18,804
Realized gain (loss) on investments	9,215	126,847	(1,826,307)	2,821
Change in net unrealized appreciation (depreciation) on investments	(4,881)	18,105,859	826,479	34,208
Net Increase (Decrease) in Net Assets Resulting from Operations	4,108	18,079,896	(656,953)	55,833
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	134,340	8,894,519	5,719,434	1,642,836
Transfers between variable and fixed accounts, net	—	1,290,173	(2,498,178)	(188)
Contract benefits and terminations	(260)	(10,269,523)	(6,983,362)	(6,691)
Contract charges and deductions	—	(37,455)	(32,568)	(2,412)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	(386)	—	—
Other	(342)	12,253	1,909	(63)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	133,738	(110,419)	(3,792,765)	1,633,482
NET INCREASE (DECREASE) IN NET ASSETS	137,846	17,969,477	(4,449,718)	1,689,315
NET ASSETS
Beginning of Year or Period	—	84,023,806	88,473,524	—
End of Year or Period	$137,846	$101,993,283	$84,023,806	$1,689,315

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2021	2020
	American Funds IS Asset		American Funds IS Capital	American Funds IS Capital
	Allocation Class 4		Income Builder Class 1 (1)	Income Builder Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,441,071	$5,838,823	$8,489	$1,734,586	$1,599,452
Realized gain (loss) on investments	130,344,737	13,685,944	(78)	25,544	(511,174)
Change in net unrealized appreciation (depreciation) on investments	346,276,705	326,844,534	13,470	13,090,035	1,688,851
Net Increase (Decrease) in Net Assets Resulting from Operations	480,062,513	346,369,301	21,881	14,850,165	2,777,129
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	403,507,959	271,128,746	529,615	12,040,367	7,405,902
Transfers between variable and fixed accounts, net	73,156,268	(15,686,714)	723	4,761,241	(642,678)
Contract benefits and terminations	(425,286,625)	(297,994,808)	(4,504)	(11,079,703)	(10,469,319)
Contract charges and deductions	(33,644,558)	(26,441,788)	—	(158,005)	(158,273)
Adjustments to net assets allocated to contracts in payout (annuitization) period	818	(41,780)	—	(691)	—
Other	(22,499)	(116,539)	(22)	(4,203)	(4,143)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	17,711,363	(69,152,883)	525,812	5,559,006	(3,868,511)
NET INCREASE (DECREASE) IN NET ASSETS	497,773,876	277,216,418	547,693	20,409,171	(1,091,382)
NET ASSETS
Beginning of Year or Period	3,586,425,606	3,309,209,188	—	108,919,873	110,011,255
End of Year or Period	$4,084,199,482	$3,586,425,606	$547,693	$129,329,044	$108,919,873

	American Funds IS		American Funds IS Capital World	American Funds IS Capital World
	Capital World Bond Class 4		Growth and Income Class 1 (1)	Growth and Income Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$137,554	$13,963	$631	$371,865	$47,370
Realized gain (loss) on investments	454,034	248,254	—	1,464,401	661,445
Change in net unrealized appreciation (depreciation) on investments	(2,008,182)	1,183,963	739	6,336,147	3,498,430
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,416,594)	1,446,180	1,370	8,172,413	4,207,245
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	4,751,087	2,431,738	45,727	13,982,012	6,344,676
Transfers between variable and fixed accounts, net	4,333,424	1,388,927	—	7,637,656	1,069,922
Contract benefits and terminations	(1,978,421)	(1,122,453)	(88)	(5,275,462)	(2,380,503)
Contract charges and deductions	(29,546)	(23,915)	—	(63,143)	(49,669)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	(594)	121
Other	(436)	(208)	1	(3,896)	2,893
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	7,076,108	2,674,089	45,640	16,276,573	4,987,440
NET INCREASE (DECREASE) IN NET ASSETS	5,659,514	4,120,269	47,010	24,448,986	9,194,685
NET ASSETS
Beginning of Year or Period	20,165,750	16,045,481	—	54,092,872	44,898,187
End of Year or Period	$25,825,264	$20,165,750	$47,010	$78,541,858	$54,092,872

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2021	2020
	American Funds IS		American Funds IS	American Funds IS
	Global Balanced Class 4		Global Growth Class 1 (1)	Global Growth Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(200,298)	$(125,826)	$100	$(1,530,062)	$(1,177,135)
Realized gain (loss) on investments	4,582,900	2,370,090	(7)	7,980,770	2,888,784
Change in net unrealized appreciation (depreciation) on investments	2,743,023	3,279,355	6,636	16,228,027	31,045,962
Net Increase (Decrease) in Net Assets Resulting from Operations	7,125,625	5,523,619	6,729	22,678,735	32,757,611
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	12,829,414	6,352,639	228,091	30,693,904	14,805,737
Transfers between variable and fixed accounts, net	2,709,174	(2,019,163)	(117)	2,765,024	(4,001,600)
Contract benefits and terminations	(4,673,728)	(3,552,783)	(1,037)	(14,353,632)	(8,285,588)
Contract charges and deductions	(78,491)	(70,378)	—	(130,274)	(108,783)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(722)	—	—	(1,069)	133
Other	(917)	(1,527)	(507)	10,527	180
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	10,784,730	708,788	226,430	18,984,480	2,410,079
NET INCREASE (DECREASE) IN NET ASSETS	17,910,355	6,232,407	233,159	41,663,215	35,167,690
NET ASSETS
Beginning of Year or Period	69,376,992	63,144,585	—	150,256,254	115,088,564
End of Year or Period	$87,287,347	$69,376,992	$233,159	$191,919,469	$150,256,254

	American Funds IS Global		American Funds IS	American Funds IS
	Small Capitalization Class 4		Growth Class 1 (1)	Growth Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(465,324)	$(241,820)	$655	$(8,502,518)	$(5,235,797)
Realized gain (loss) on investments	955,957	1,434,709	(82)	93,562,466	12,800,487
Change in net unrealized appreciation (depreciation) on investments	1,295,382	6,763,192	22,045	47,132,942	206,625,724
Net Increase (Decrease) in Net Assets Resulting from Operations	1,786,015	7,956,081	22,618	132,192,890	214,190,414
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	12,215,139	3,148,468	433,803	98,961,721	48,577,651
Transfers between variable and fixed accounts, net	1,830,789	152,436	—	(11,852,333)	(14,243,132)
Contract benefits and terminations	(2,153,708)	(1,150,063)	(2,382)	(65,487,817)	(48,380,256)
Contract charges and deductions	(62,572)	(43,529)	—	(578,904)	(483,855)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	(9,018)	239
Other	3,630	(647)	39	(13,695)	51,179
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	11,833,278	2,106,665	431,460	21,019,954	(14,478,174)
NET INCREASE (DECREASE) IN NET ASSETS	13,619,293	10,062,746	454,078	153,212,844	199,712,240
NET ASSETS
Beginning of Year or Period	36,147,533	26,084,787	—	648,933,173	449,220,933
End of Year or Period	$49,766,826	$36,147,533	$454,078	$802,146,017	$648,933,173

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Period Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2021	2020	2021	2020
	American Funds IS	American Funds IS		American Funds IS American
	Growth-Income Class 1 (1)	Growth-Income Class 4		High-Income Trust Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,626	$(1,156,799)	$(302,169)	$1,275,410	$2,148,507
Realized gain (loss) on investments	548	4,759,197	8,517,584	(17,893)	(705,469)
Change in net unrealized appreciation (depreciation) on investments	18,282	88,945,461	33,305,119	1,542,872	642,185
Net Increase (Decrease) in Net Assets Resulting from Operations	22,456	92,547,859	41,520,534	2,800,389	2,085,223
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	449,230	62,287,575	25,486,948	6,810,269	3,310,097
Transfers between variable and fixed accounts, net	—	5,093,129	(10,361,367)	9,557,080	511,268
Contract benefits and terminations	(2,372)	(47,327,558)	(38,280,335)	(3,960,562)	(2,528,716)
Contract charges and deductions	—	(453,295)	(411,383)	(26,212)	(21,505)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	(466)	584	—	—
Other	(6)	(625)	(55,654)	(1,054)	48
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	446,852	19,598,760	(23,621,207)	12,379,521	1,271,192
NET INCREASE (DECREASE) IN NET ASSETS	469,308	112,146,619	17,899,327	15,179,910	3,356,415
NET ASSETS
Beginning of Year or Period	—	406,479,221	388,579,894	35,347,472	31,991,057
End of Year or Period	$469,308	$518,625,840	$406,479,221	$50,527,382	$35,347,472

	American Funds IS	American Funds IS		American Funds IS International
	International Class 1 (1)	International Class 4		Growth and Income Class 1 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,600	$1,418,361	$(516,286)	$2,099
Realized gain (loss) on investments	(4)	(77,429)	(1,503,867)	(20)
Change in net unrealized appreciation (depreciation) on investments	(3,634)	(4,541,804)	13,253,066	(3,938)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,038)	(3,200,872)	11,232,913	(1,859)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	61,404	12,961,320	6,750,644	115,783
Transfers between variable and fixed accounts, net	1,327	5,825,892	(1,766,773)	458
Contract benefits and terminations	(26)	(8,233,277)	(6,501,503)	(240)
Contract charges and deductions	—	(203,689)	(205,639)	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—
Other	(1)	(3,826)	2,084	(1)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	62,704	10,346,420	(1,721,187)	116,000
NET INCREASE (DECREASE) IN NET ASSETS	60,666	7,145,548	9,511,726	114,141
NET ASSETS
Beginning of Year or Period	—	101,270,614	91,758,888	—
End of Year or Period	$60,666	$108,416,162	$101,270,614	$114,141

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/ Period Ended	Year Ended	Year/ Period Ended	Year Ended	Year/ Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	American Funds IS International		American Funds IS Managed Risk		American Funds IS Managed Risk
	Growth and Income Class 4		Asset Allocation Class P1 (1)		Asset Allocation Class P2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,051,270	$115,830	$(305)		$168,383	$326,585
Realized gain (loss) on investments	180,119	(732,626)	5,986		(19,769)	5,105,278
Change in net unrealized appreciation (depreciation) on investments	1,044,096	3,235,187	—		18,440,302	1,911,274
Net Increase (Decrease) in Net Assets Resulting from Operations	2,275,485	2,618,391	5,681		18,588,916	7,343,137
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	6,817,806	3,805,873	579,121		28,738,797	19,409,873
Transfers between variable and fixed accounts, net	(497,425)	209,941	(584,273)		6,643,745	4,724,442
Contract benefits and terminations	(5,202,418)	(3,518,942)	(522)		(20,582,779)	(12,401,603)
Contract charges and deductions	(55,587)	(52,078)	—		(1,699,504)	(1,231,489)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—		63	51
Other	1,611	(2,217)	(7)		(10,008)	(609)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	1,063,987	442,577	(5,681)		13,090,314	10,500,665
NET INCREASE (DECREASE) IN NET ASSETS	3,339,472	3,060,968	—		31,679,230	17,843,802
NET ASSETS
Beginning of Year or Period	58,569,477	55,508,509	—		162,109,838	144,266,036
End of Year or Period	$61,908,949	$58,569,477	$—		$193,789,068	$162,109,838

	American Funds IS		American Funds IS		American Funds IS The Bond
	New World Fund Class 1 (2)		New World Fund Class 4		Fund of America Class 1 (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,949		$(339,357)	$(600,415)	$1,294
Realized gain (loss) on investments	1,306		2,413,715	337,343	(3)
Change in net unrealized appreciation (depreciation) on investments	(12,616)		244,273	12,130,861	(1,567)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,361)		2,318,631	11,867,789	(276)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	428,276		15,022,389	5,452,734	103,034
Transfers between variable and fixed accounts, net	9,910		4,563,227	(3,270,632)	—
Contract benefits and terminations	(422)		(7,803,538)	(3,468,890)	(78)
Contract charges and deductions	—		(59,316)	(46,555)	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—		7	18	—
Other	(6)		7,049	(858)	(1)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	437,758		11,729,818	(1,334,183)	102,955
NET INCREASE (DECREASE) IN NET ASSETS	429,397		14,048,449	10,533,606	102,679
NET ASSETS
Beginning of Year or Period	—		68,148,249	57,614,643	—
End of Year or Period	$429,397		$82,196,698	$68,148,249	$102,679

(1) Operations commenced or resumed during 2021 and all units were fully redeemed or transferred prior to December 31, 2021 (See Financial Highlights for commencement date of operations and date of full redemption).

(2) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/ Period Ended	Year Ended	Year/ Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	American Funds IS The Bond		American Funds IS U.S. Government		American Funds IS U.S. Government
	Fund of America Class 4		Securities Class 1 (1)		Securities Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$440,775	$1,110,043	$505		$(207,902)	$673,748
Realized gain (loss) on investments	4,767,512	686,042	—		4,933,144	2,037,484
Change in net unrealized appreciation (depreciation) on investments	(7,169,772)	5,145,199	(436)		(7,071,322)	3,170,057
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,961,485)	6,941,284	69		(2,346,080)	5,881,289
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	36,824,675	19,227,772	41,100		8,966,617	16,815,386
Transfers between variable and fixed accounts, net	11,092,381	30,189,719	—		(28,270,380)	72,553,210
Contract benefits and terminations	(12,588,198)	(8,959,147)	(6)		(16,834,900)	(30,613,081)
Contract charges and deductions	(168,504)	(128,231)	—		(50,697)	(57,424)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(643)	—	—		—	—
Other	(1,703)	1,118	1		373	5,334
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	35,158,008	40,331,231	41,095		(36,188,987)	58,703,425
NET INCREASE (DECREASE) IN NET ASSETS	33,196,523	47,272,515	41,164		(38,535,067)	64,584,714
NET ASSETS
Beginning of Year or Period	119,129,680	71,857,165	—		115,980,599	51,395,885
End of Year or Period	$152,326,203	$119,129,680	$41,164		$77,445,532	$115,980,599

	American Funds IS Washington		American Funds IS Washington		BlackRock 60/40 Target
	Mutual Investors Class 1 (1)		Mutual Investors Class 4		Allocation ETF V.I. Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,897		$439,852	$641,516	$1,737,922	$675,957
Realized gain (loss) on investments	20		(54,823)	(1,376,711)	12,640,072	(135,789)
Change in net unrealized appreciation (depreciation) on investments	12,106		40,240,184	10,456,217	353,762	12,186,970
Net Increase (Decrease) in Net Assets Resulting from Operations	14,023		40,625,213	9,721,022	14,731,756	12,727,138
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	176,689		27,300,423	16,107,446	60,875,769	28,247,918
Transfers between variable and fixed accounts, net	—		9,277,155	2,095,594	9,235,399	13,280,135
Contract benefits and terminations	(1,773)		(13,811,092)	(9,222,226)	(8,313,155)	(4,003,695)
Contract charges and deductions	—		(149,588)	(116,410)	(25,594)	(19,793)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—		(1,073)	154	—	—
Other	(3)		(19,913)	(32,768)	(5,401)	(30,356)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	174,913		22,595,912	8,831,790	61,767,018	37,474,209
NET INCREASE (DECREASE) IN NET ASSETS	188,936		63,221,125	18,552,812	76,498,774	50,201,347
NET ASSETS
Beginning of Year or Period	—		144,970,879	126,418,067	110,851,315	60,649,968
End of Year or Period	$188,936		$208,192,004	$144,970,879	$187,350,089	$110,851,315

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2021
	BlackRock Capital Appreciation		BlackRock Equity Dividend	BlackRock Global Allocation
	V.I. Class III		V.I. Class I (1)	V.I. Class I (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(352,172)	$(307,351)	$537	$71
Realized gain (loss) on investments	8,904,414	3,866,119	40,215	3,096
Change in net unrealized appreciation (depreciation) on investments	(813,138)	9,378,996	(33,614)	(3,320)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,739,104	12,937,764	7,138	(153)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	3,417,395	1,069,022	353,351	25,600
Transfers between variable and fixed accounts, net	(2,836,187)	(6,638,941)	—	261
Contract benefits and terminations	(5,088,819)	(3,475,261)	(243)	(139)
Contract charges and deductions	(317,488)	(332,843)	—	(81)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	(1,458)	—	—
Other	531	1,863	(6)	—
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(4,824,568)	(9,377,618)	353,102	25,641
NET INCREASE (DECREASE) IN NET ASSETS	2,914,536	3,560,146	360,240	25,488
NET ASSETS
Beginning of Year or Period	41,083,886	37,523,740	—	—
End of Year or Period	$43,998,422	$41,083,886	$360,240	$25,488

	BlackRock Global Allocation		BlackRock High Yield	BlackRock S&P 500 Index
	V.I. Class III		V.I. Class I (1)	V.I. Class I (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(8,285,523)	$(1,189,330)	$2,037	$2,229
Realized gain (loss) on investments	267,341,474	103,088,241	335	11,122
Change in net unrealized appreciation (depreciation) on investments	(179,483,530)	157,932,039	(630)	879
Net Increase (Decrease) in Net Assets Resulting from Operations	79,572,421	259,830,950	1,742	14,230
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	105,021,772	41,164,481	163,960	163,611
Transfers between variable and fixed accounts, net	10,646,745	(40,825,883)	264	37,807
Contract benefits and terminations	(200,811,543)	(174,721,712)	(2,435)	(461)
Contract charges and deductions	(15,322,368)	(13,950,498)	—	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	(11,684)	(9,752)	—	—
Other	30,335	14,221	(40)	(1)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(100,446,743)	(188,329,143)	161,749	200,956
NET INCREASE (DECREASE) IN NET ASSETS	(20,874,322)	71,501,807	163,491	215,186
NET ASSETS
Beginning of Year or Period	1,608,721,024	1,537,219,217	—	—
End of Year or Period	$1,587,846,702	$1,608,721,024	$163,491	$215,186

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Period Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,
	2021	2021	2021
	BlackRock Small Cap Index	BlackRock Total Return	DFA VA Equity Allocation
	V.I. Class I (1)	V.I. Class I (1)	Institutional Class (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,282	$14	$2,523
Realized gain (loss) on investments	36,984	9	6,531
Change in net unrealized appreciation (depreciation) on investments	(39,604)	(32)	(3,390)
Net Increase (Decrease) in Net Assets Resulting from Operations	662	(9)	5,664
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	394,246	58,007	132,460
Transfers between variable and fixed accounts, net	33,714	—	—
Contract benefits and terminations	(575)	—	(269)
Contract charges and deductions	—	—	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—
Other	(951)	76	(2)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	426,434	58,083	132,189
NET INCREASE (DECREASE) IN NET ASSETS	427,096	58,074	137,853
NET ASSETS
Beginning of Period	—	—	—
End of Period	$427,096	$58,074	$137,853

	DFA VA Global Bond	DFA VA Global Moderate	DFA VA International Small
	Institutional Class (1)	Allocation Institutional Class (1)	Institutional Class (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,946	$2,218	$4,275
Realized gain (loss) on investments	21	5,616	12,154
Change in net unrealized appreciation (depreciation) on investments	(7,112)	(3,735)	(17,263)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,145)	4,099	(834)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	316,020	173,466	181,783
Transfers between variable and fixed accounts, net	24,636	—	1,055
Contract benefits and terminations	(286)	(354)	(1,576)
Contract charges and deductions	—	—	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—
Other	(6)	(4)	(42)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	340,364	173,108	181,220
NET INCREASE (DECREASE) IN NET ASSETS	335,219	177,207	180,386
NET ASSETS
Beginning of Period	—	—	—
End of Period	$335,219	$177,207	$180,386

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Period Ended	Period Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2021	2021	2020
	DFA VA International Value	DFA VA Short-Term Fixed	DFA VA US Large Value
	Institutional Class (1)	Institutional Class (1)	Institutional Class (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$25,542	$(545)	$5,498
Realized gain (loss) on investments	(92)	(3)	(233)
Change in net unrealized appreciation (depreciation) on investments	(22,958)	(822)	13,512
Net Increase (Decrease) in Net Assets Resulting from Operations	2,492	(1,370)	18,777
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	730,459	436,430	397,425
Transfers between variable and fixed accounts, net	28,028	3,024	(3,609)
Contract benefits and terminations	(3,242)	(3,407)	(4,331)
Contract charges and deductions	—	—	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—
Other	(207)	(9)	—
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	755,038	436,038	389,485
NET INCREASE (DECREASE) IN NET ASSETS	757,530	434,668	408,262
NET ASSETS
Beginning of Period	—	—	—
End of Period	$757,530	$434,668	$408,262

	DFA VA US Targeted Value	Fidelity VIP Contrafund	Fidelity VIP Contrafund
	Institutional Class (1)	Initial Class (1)	Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$5,939	$(186)	$(3,942,807)	$(2,889,456)
Realized gain (loss) on investments	33,780	8,152	43,098,988	1,931,118
Change in net unrealized appreciation (depreciation) on investments	(14,870)	(271)	38,424,000	65,222,288
Net Increase (Decrease) in Net Assets Resulting from Operations	24,849	7,695	77,580,181	64,263,950
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	527,116	121,580	39,720,518	22,578,736
Transfers between variable and fixed accounts, net	(7,716)	(241)	3,366,686	(8,412,024)
Contract benefits and terminations	(3,864)	(143)	(32,684,550)	(24,422,683)
Contract charges and deductions	—	—	(188,492)	(171,499)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	(6,003)	60
Other	(673)	(3)	10,966	(6,107)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	514,863	121,193	10,219,125	(10,433,517)
NET INCREASE (DECREASE) IN NET ASSETS	539,712	128,888	87,799,306	53,830,433
NET ASSETS
Beginning of Year or Period	—	—	293,430,933	239,600,500
End of Year or Period	$539,712	$128,888	$381,230,239	$293,430,933

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Period Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2021	2020
	Fidelity VIP Emerging Markets		Fidelity VIP Energy	Fidelity VIP Extended Market Index
	Initial Class (1)		Initial Class (1)	Initial Class (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,263		$1,084	$8,016
Realized gain (loss) on investments	8,890		21	36,152
Change in net unrealized appreciation (depreciation) on investments	(18,210)		7,253	(36,898)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,057)		8,358	7,270
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	127,767		63,981	730,645
Transfers between variable and fixed accounts, net	8,253		—	10,295
Contract benefits and terminations	(1,509)		(212)	(7,398)
Contract charges and deductions	—		—	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—		—	—
Other	125		(2)	(133)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	134,636		63,767	733,409
NET INCREASE (DECREASE) IN NET ASSETS	127,579		72,125	740,679
NET ASSETS
Beginning of Period	—		—	—
End of Period	$127,579		$72,125	$740,679

	Fidelity VIP FundsManager		Fidelity VIP Government	Fidelity VIP Government
	60% Service Class 2		Money Market Initial Class (1)	Money Market Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,170,458)	$(1,079,282)	$(568)	$(5,140,302)	$(4,619,965)
Realized gain (loss) on investments	6,320,493	1,991,680	—	—	—
Change in net unrealized appreciation (depreciation) on investments	35,602,756	41,925,073	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	40,752,791	42,837,471	(568)	(5,140,302)	(4,619,965)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	59,036,975	39,351,650	896,083	90,071,546	67,842,926
Transfers between variable and fixed accounts, net	11,419,282	7,574,938	(471,934)	30,092,495	379,857,532
Contract benefits and terminations	(37,351,214)	(31,300,338)	(603)	(206,464,906)	(271,929,174)
Contract charges and deductions	(4,089,258)	(2,881,618)	—	(456,983)	(572,964)
Adjustments to net assets allocated to contracts in payout (annuitization) period	927	(5,831)	—	(9,324)	(741)
Other	(8,826)	(3,500)	(8)	11,992	(9,101)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	29,007,886	12,735,301	423,538	(86,755,180)	175,188,478
NET INCREASE (DECREASE) IN NET ASSETS	69,760,677	55,572,772	422,970	(91,895,482)	170,568,513
NET ASSETS
Beginning of Year or Period	364,926,775	309,354,003	—	482,675,916	312,107,403
End of Year or Period	$434,687,452	$364,926,775	$422,970	$390,780,434	$482,675,916

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Period Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2021	2020
	Fidelity VIP Growth		Fidelity VIP	Fidelity VIP Investment
	Opportunities Initial Class (1)		Index 500 Initial Class (1)	Grade Bond Initial Class (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(68)		$634	$752
Realized gain (loss) on investments	967		89	801
Change in net unrealized appreciation (depreciation) on investments	(3,245)		5,327	(2,062)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,346)		6,050	(509)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	40,092		75,268	69,179
Transfers between variable and fixed accounts, net	1,246		(553)	(733)
Contract benefits and terminations	(93)		(163)	(108)
Contract charges and deductions	—		—	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—		—	—
Other	(1)		(8)	(1)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	41,244		74,544	68,337
NET INCREASE (DECREASE) IN NET ASSETS	38,898		80,594	67,828
NET ASSETS
Beginning of Period	—		—	—
End of Period	$38,898		$80,594	$67,828

	Fidelity VIP Strategic Income		Fidelity VIP Value	First Trust Dorsey Wright
	Service Class 2		Strategies Initial Class (1)	Tactical Core Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,270,548	$1,630,340	$1,857	$(377,993)	$(243,946)
Realized gain (loss) on investments	1,476,834	227,305	12,722	1,192,705	(251,553)
Change in net unrealized appreciation (depreciation) on investments	(604,309)	2,676,315	(7,096)	3,938,875	3,457,427
Net Increase (Decrease) in Net Assets Resulting from Operations	2,143,073	4,533,960	7,483	4,753,587	2,961,928
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	19,418,750	9,964,028	160,379	7,954,131	3,643,520
Transfers between variable and fixed accounts, net	1,919,730	2,752,238	(283)	4,297,535	(4,791,689)
Contract benefits and terminations	(11,209,277)	(9,333,519)	(4,692)	(3,632,109)	(2,467,718)
Contract charges and deductions	(33,003)	(31,369)	—	(5,253)	(5,651)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—
Other	(1,247)	(2,191)	(2)	(4,101)	(5,674)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	10,094,953	3,349,187	155,402	8,610,203	(3,627,212)
NET INCREASE (DECREASE) IN NET ASSETS	12,238,026	7,883,147	162,885	13,363,790	(665,284)
NET ASSETS
Beginning of Year or Period	87,077,019	79,193,872	—	36,362,021	37,027,305
End of Year or Period	$99,315,045	$87,077,019	$162,885	$49,725,811	$36,362,021

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	First Trust		First Trust/Dow Jones		Franklin
	Multi Income Allocation Class I		Dividend & Income Allocation Class I		Allocation VIP Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$215,549	$160,021	$(2,426,902)	$1,048,891	$244,254	$156,607
Realized gain (loss) on investments	(2,375)	148,272	9,327,186	16,605,305	(633,771)	5,547,615
Change in net unrealized appreciation (depreciation) on investments	1,829,400	4,300	62,750,167	19,615,517	3,137,370	(3,168,345)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,042,574	312,593	69,650,451	37,269,713	2,747,853	2,535,877
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	3,495,638	2,027,652	53,458,085	55,021,942	1,075,958	1,187,005
Transfers between variable and fixed accounts, net	180,648	334,211	(6,593,280)	(10,962,518)	212,059	21,133
Contract benefits and terminations	(1,862,598)	(1,520,923)	(71,273,848)	(60,069,568)	(2,162,643)	(1,502,396)
Contract charges and deductions	(772)	(1,088)	(6,440,595)	(5,399,913)	(98,684)	(100,777)
Adjustments to net assets allocated to contracts in payout (annuitization) period	8	6	880	(9,886)	(582)	—
Other	(127)	(96)	3,496	4,075	628	1,748
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	1,812,797	839,762	(30,845,262)	(21,415,868)	(973,264)	(393,287)
NET INCREASE (DECREASE) IN NET ASSETS	3,855,371	1,152,355	38,805,189	15,853,845	1,774,589	2,142,590
NET ASSETS
Beginning of Year	17,366,681	16,214,326	662,991,395	647,137,550	25,870,236	23,727,646
End of Year	$21,222,052	$17,366,681	$701,796,584	$662,991,395	$27,644,825	$25,870,236

	Franklin		Franklin Income		Franklin Mutual Global
	Allocation VIP Class 4		VIP Class 2		Discovery VIP Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$465,124	$(224,382)	$1,945,667	$2,461,436	$3,048,155	$2,464,993
Realized gain (loss) on investments	(4,208,627)	58,824,285	129,539	(1,359,371)	(3,173,707)	(8,529,920)
Change in net unrealized appreciation (depreciation) on investments	29,824,286	(34,043,298)	5,885,867	(1,552,418)	31,629,770	(3,681,017)
Net Increase (Decrease) in Net Assets Resulting from Operations	26,080,783	24,556,605	7,961,073	(450,353)	31,504,218	(9,745,944)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	13,181,771	11,222,112	2,544,901	2,989,627	4,400,029	3,550,616
Transfers between variable and fixed accounts, net	1,598,115	(3,952,186)	(44,115)	1,518,236	(15,775,062)	7,352,377
Contract benefits and terminations	(30,312,579)	(27,321,498)	(8,484,894)	(5,979,843)	(23,502,082)	(18,407,389)
Contract charges and deductions	(2,261,831)	(2,150,831)	(7,220)	(7,588)	(938,792)	(996,509)
Adjustments to net assets allocated to contracts in payout (annuitization) period	235	(6,199)	—	—	(556)	(1,349)
Other	73	(12,672)	1,145	(1,635)	(825)	3,942
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(17,794,216)	(22,221,274)	(5,990,183)	(1,481,203)	(35,817,288)	(8,498,312)
NET INCREASE (DECREASE) IN NET ASSETS	8,286,567	2,335,331	1,970,890	(1,931,556)	(4,313,070)	(18,244,256)
NET ASSETS
Beginning of Year	269,024,656	266,689,325	53,969,144	55,900,700	188,576,655	206,820,911
End of Year	$277,311,223	$269,024,656	$55,940,034	$53,969,144	$184,263,585	$188,576,655

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Period Ended	Year/Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2021	2020	2021
	Franklin Rising	Franklin Rising		Franklin
	Dividends VIP Class 1 (1)	Dividends VIP Class 2		Small-Mid Cap Growth VIP Class 1 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$186	$(714,328)	$132,044	$(120)
Realized gain (loss) on investments	1,297	8,229,545	8,180,727	(13)
Change in net unrealized appreciation (depreciation) on investments	9,013	45,634,729	17,678,513	(2,398)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,496	53,149,946	25,991,284	(2,531)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	83,469	22,596,164	14,613,696	81,086
Transfers between variable and fixed accounts, net	—	315,618	(10,848,234)	74
Contract benefits and terminations	(887)	(24,296,038)	(20,640,364)	(236)
Contract charges and deductions	—	(172,322)	(167,360)	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	(17,925)	131	—
Other	(3)	(18,593)	612	—
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	82,579	(1,593,096)	(17,041,519)	80,924
NET INCREASE (DECREASE) IN NET ASSETS	93,075	51,556,850	8,949,765	78,393
NET ASSETS
Beginning of Year or Period	—	212,785,729	203,835,964	—
End of Year or Period	$93,075	$264,342,579	$212,785,729	$78,393

	Franklin	Templeton	Templeton
	Strategic Income VIP Class 1 (1)	Foreign VIP Class 1 (1)	Global Bond VIP Class 1 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$—	$(28)	$(126)
Realized gain (loss) on investments	—	(2)	(29)
Change in net unrealized appreciation (depreciation) on investments	—	(1,353)	(1,218)
Net Increase (Decrease) in Net Assets Resulting from Operations	—	(1,383)	(1,373)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	34,804	32,764	30,699
Transfers between variable and fixed accounts, net	—	—	29,791
Contract benefits and terminations	—	(32)	(817)
Contract charges and deductions	—	—	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—
Other	32	(1)	58
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	34,836	32,731	59,731
NET INCREASE (DECREASE) IN NET ASSETS	34,836	31,348	58,358
NET ASSETS
Beginning of Period	—	—	—
End of Period	$34,836	$31,348	$58,358

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2021	2020
	Templeton		Goldman Sachs VIT Mid Cap	Ivy VIP
	Global Bond VIP Class 2		Value Institutional Shares (1)	Asset Strategy Class II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(866,868)	$5,782,771	$264	$94,466	$93,633
Realized gain (loss) on investments	(3,230,059)	(2,973,330)	14,711	1,881,504	174,208
Change in net unrealized appreciation (depreciation) on investments	(624,224)	(8,503,699)	(2,757)	(606,550)	1,295,480
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,721,151)	(5,694,258)	12,218	1,369,420	1,563,321
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	4,072,490	2,277,128	102,701	4,528,533	230,878
Transfers between variable and fixed accounts, net	6,554,894	(514,644)	—	2,319,354	(624,803)
Contract benefits and terminations	(11,594,557)	(10,265,146)	(387)	(2,855,745)	(1,701,983)
Contract charges and deductions	(87,596)	(103,824)	—	(22,005)	(1,924)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(2,620)	(1)	—	—	—
Other	796	199	(3)	(66)	166
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,056,593)	(8,606,288)	102,311	3,970,071	(2,097,666)
NET INCREASE (DECREASE) IN NET ASSETS	(5,777,744)	(14,300,546)	114,529	5,339,491	(534,345)
NET ASSETS
Beginning of Year or Period	77,421,248	91,721,794	—	14,484,570	15,018,915
End of Year or Period	$71,643,504	$77,421,248	$114,529	$19,824,061	$14,484,570

	Ivy VIP		Janus Henderson	Janus Henderson
	Energy Class II		Balanced Institutional Shares (1)	Balanced Service Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$100,237	$127,738	$7,634	$(27,523,027)	$10,485,879
Realized gain (loss) on investments	85,682	(9,369,757)	6,149	34,365,006	42,978,955
Change in net unrealized appreciation (depreciation) on investments	8,226,892	6,115,432	123,146	712,430,398	410,539,534
Net Increase (Decrease) in Net Assets Resulting from Operations	8,412,811	(3,126,587)	136,929	719,272,377	464,004,368
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	3,088,876	2,901,507	1,747,891	1,145,367,317	717,808,727
Transfers between variable and fixed accounts, net	9,418,994	4,977,052	—	199,853,981	205,031,418
Contract benefits and terminations	(2,991,958)	(1,452,121)	(11,808)	(454,007,344)	(289,486,794)
Contract charges and deductions	(8,443)	(2,903)	(469)	(42,186,897)	(26,140,270)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	(21,436)	253
Other	2,208	(9,677)	550	(52,952)	(13,192)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	9,509,677	6,413,858	1,736,164	848,952,669	607,200,142
NET INCREASE (DECREASE) IN NET ASSETS	17,922,488	3,287,271	1,873,093	1,568,225,046	1,071,204,510
NET ASSETS
Beginning of Year or Period	19,132,655	15,845,384	—	4,242,264,305	3,171,059,795
End of Year or Period	$37,055,143	$19,132,655	$1,873,093	$5,810,489,351	$4,242,264,305

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Janus Henderson		Janus Henderson		JPMorgan Insurance Trust
	Enterprise Institutional Shares (1)		Flexible Bond Service Shares		Core Bond Class 1
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(7)		$152,095	$418,047	$783	$1,209
Realized gain (loss) on investments	—		765,938	(38,797)	2,451	1,957
Change in net unrealized appreciation (depreciation) on investments	42		(1,840,938)	2,370,783	(8,022)	8,439
Net Increase (Decrease) in Net Assets Resulting from Operations	35		(922,905)	2,750,033	(4,788)	11,605
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	11,880		5,949,144	3,552,558	4,733	—
Transfers between variable and fixed accounts, net	—		350,078	8,769,867	—	—
Contract benefits and terminations	—		(6,229,930)	(5,659,917)	(771)	(22,311)
Contract charges and deductions	—		(12,728)	(7,730)	(91)	(97)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—		31	28	—	—
Other	(1)		(1,862)	(2,809)	—	4
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	11,879		54,733	6,651,997	3,871	(22,404)
NET INCREASE (DECREASE) IN NET ASSETS	11,914		(868,172)	9,402,030	(917)	(10,799)
NET ASSETS
Beginning of Year or Period	—		39,512,445	30,110,415	174,914	185,713
End of Year or Period	$11,914		$38,644,273	$39,512,445	$173,997	$174,914

	JPMorgan Insurance Trust		JPMorgan Insurance Trust		JPMorgan Insurance Trust
	Global Allocation Class 2		Income Builder Class 2		Mid Cap Value Class 1
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(47,701)	$65,770	$223,813	$267,018	$(616)	$8
Realized gain (loss) on investments	576,405	108,215	65,337	(116,092)	5,807	4,935
Change in net unrealized appreciation (depreciation) on investments	531,091	1,441,078	726,489	384,350	21,867	(6,172)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,059,795	1,615,063	1,015,639	535,276	27,058	(1,229)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,267,193	393,429	398,871	944,852	—	—
Transfers between variable and fixed accounts, net	1,167,952	(232,080)	1,062,799	785,122	—	—
Contract benefits and terminations	(2,472,892)	(642,635)	(1,377,195)	(685,392)	(115)	(2,535)
Contract charges and deductions	(2,504)	(1,957)	(2,332)	(3,169)	(28)	(34)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(93)	(314)	1	(1,024)	—	1
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(40,344)	(483,557)	82,144	1,040,389	(143)	(2,568)
NET INCREASE (DECREASE) IN NET ASSETS	1,019,451	1,131,506	1,097,783	1,575,665	26,915	(3,797)
NET ASSETS
Beginning of Year	13,072,807	11,941,301	14,215,565	12,639,900	96,543	100,340
End of Year	$14,092,258	$13,072,807	$15,313,348	$14,215,565	$123,458	$96,543

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021
	JPMorgan Insurance Trust		ClearBridge Variable		Western Asset Core
	U.S. Equity Class 1		Aggressive Growth - Class II		Plus VIT Class I (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(178)	$(128)	$(152,119)	$(59,875)	$14,091
Realized gain (loss) on investments	1,236	1,284	4,294,698	1,001,603	(649)
Change in net unrealized appreciation (depreciation) on investments	5,438	3,299	(2,807,033)	942,502	(17,519)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,496	4,455	1,335,546	1,884,230	(4,077)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	—	3,031,353	2,415,837	623,155
Transfers between variable and fixed accounts, net	—	—	(3,146,842)	(293,028)	3,388
Contract benefits and terminations	(130)	(728)	(815,336)	(691,473)	(15,310)
Contract charges and deductions	(31)	(31)	(3,232)	(4,212)	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—
Other	(1)	13	10,737	1,733	13
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(162)	(746)	(923,320)	1,428,857	611,246
NET INCREASE (DECREASE) IN NET ASSETS	6,334	3,709	412,226	3,313,087	607,169
NET ASSETS
Beginning of Year or Period	23,635	19,926	14,337,024	11,023,937	—
End of Year or Period	$29,969	$23,635	$14,749,250	$14,337,024	$607,169

	Lord Abbett		Lord Abbett		MFS International
	Bond Debenture Class VC		Total Return Class VC		Growth - Initial Class (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,392,786	$3,430,162	$3,239,285	$4,440,056	$145
Realized gain (loss) on investments	2,572,425	(1,461,520)	1,796,175	5,379,478	7,624
Change in net unrealized appreciation (depreciation) on investments	(3,056,927)	4,804,845	(8,284,479)	7,989,291	(4,979)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,908,284	6,773,487	(3,249,019)	17,808,825	2,790
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	27,718,778	11,796,780	9,465,658	7,873,410	523,822
Transfers between variable and fixed accounts, net	19,031,332	2,813,639	29,152,037	9,648,148	4,558
Contract benefits and terminations	(15,013,579)	(10,824,171)	(36,530,131)	(25,850,844)	—
Contract charges and deductions	(158,787)	(144,047)	(1,955,423)	(2,154,140)	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	(1,000)	202	(674)	(2,251)	—
Other	(1,592)	1,582	11,148	2,391	(26)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	31,575,152	3,643,985	142,615	(10,483,286)	528,354
NET INCREASE (DECREASE) IN NET ASSETS	34,483,436	10,417,472	(3,106,404)	7,325,539	531,144
NET ASSETS
Beginning of Year or Period	131,580,408	121,162,936	303,123,564	295,798,025	—
End of Year or Period	$166,063,844	$131,580,408	$300,017,160	$303,123,564	$531,144

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	MFS Massachusetts Investors		MFS New Discovery Series -		MFS Total Return Series -
	Growth Stock - Service Class		Initial Class (1)		Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(646,628)	$(437,287)	$(850)		$1,850,168	$3,474,994
Realized gain (loss) on investments	13,791,446	9,048,189	39,220		24,127,158	10,617,889
Change in net unrealized appreciation (depreciation) on investments	5,403,530	6,696,798	(67,220)		28,191,116	18,396,657
Net Increase (Decrease) in Net Assets Resulting from Operations	18,548,348	15,307,700	(28,850)		54,168,442	32,489,540
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	4,142,038	1,857,259	499,013		43,796,551	27,066,915
Transfers between variable and fixed accounts, net	(6,736,280)	(8,858,885)	6,166		10,155,931	(5,611,692)
Contract benefits and terminations	(9,812,898)	(6,100,926)	(1,042)		(55,640,609)	(39,713,184)
Contract charges and deductions	(511,928)	(563,542)	—		(4,202,492)	(3,468,334)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(58)	137	—		(1,077)	(1,179)
Other	5,766	5,737	(707)		(805)	(11,946)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(12,913,360)	(13,660,220)	503,430		(5,892,501)	(21,739,420)
NET INCREASE (DECREASE) IN NET ASSETS	5,634,988	1,647,480	474,580		48,275,941	10,750,120
NET ASSETS
Beginning of Year or Period	81,263,271	79,615,791	—		439,107,285	428,357,165
End of Year or Period	$86,898,259	$81,263,271	$474,580		$487,383,226	$439,107,285

	MFS Utilities Series -		MFS Utilities Series -		MFS Value Series -
	Initial Class (1)		Service Class		Initial Class (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$524		$194,674	$469,775	$211
Realized gain (loss) on investments	1,231		1,974,157	638,490	461
Change in net unrealized appreciation (depreciation) on investments	1,153		4,839,265	(60,970)	939
Net Increase (Decrease) in Net Assets Resulting from Operations	2,908		7,008,096	1,047,295	1,611
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	36,525		5,561,663	4,091,425	21,117
Transfers between variable and fixed accounts, net	—		3,377,747	(4,499,791)	(80)
Contract benefits and terminations	(111)		(7,751,167)	(6,018,262)	(40)
Contract charges and deductions	—		(26,226)	(27,235)	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—		—	—	—
Other	(1)		784	(1,393)	(1)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	36,413		1,162,801	(6,455,256)	20,996
NET INCREASE (DECREASE) IN NET ASSETS	39,321		8,170,897	(5,407,961)	22,607
NET ASSETS
Beginning of Year or Period	—		54,424,836	59,832,797	—
End of Year or Period	$39,321		$62,595,733	$54,424,836	$22,607

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year/Period Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	MFS Value Series -		Neuberger Berman U.S. Equity Index		TOPS
	Service Class		PutWrite Strategy Class S		Balanced ETF Class 1 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$275,129	$414,453	$(16,683)	$(4,433)	$(44)
Realized gain (loss) on investments	3,691,928	3,469,788	150,910	74,975	—
Change in net unrealized appreciation (depreciation) on investments	14,994,598	(1,311,516)	194,542	25,523	179
Net Increase (Decrease) in Net Assets Resulting from Operations	18,961,655	2,572,725	328,769	96,065	135
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	3,895,893	1,741,297	1,015,098	333,111	53,881
Transfers between variable and fixed accounts, net	(6,173,369)	2,118,358	483,502	(73,657)	—
Contract benefits and terminations	(9,431,775)	(6,503,892)	(251,059)	(158,670)	(2)
Contract charges and deductions	(527,665)	(553,678)	(159)	(134)	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	(164)	(1,433)	—	—	—
Other	4,310	2,695	48	4	—
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(12,232,770)	(3,196,653)	1,247,430	100,654	53,879
NET INCREASE (DECREASE) IN NET ASSETS	6,728,885	(623,928)	1,576,199	196,719	54,014
NET ASSETS
Beginning of Year or Period	83,597,607	84,221,535	1,648,886	1,452,167	—
End of Year or Period	$90,326,492	$83,597,607	$3,225,085	$1,648,886	$54,014

	TOPS		PIMCO All Asset -		PIMCO CommodityRealReturn
	Growth ETF Class 1 (1)		Advisor Class (2)		Strategy - Advisor Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$177		$351,857	$37,079	$423,994	$339,839
Realized gain (loss) on investments	23		(7,895)	6,960	(101,426)	(373,330)
Change in net unrealized appreciation (depreciation) on investments	10,497		124,895	289,435	2,676,010	179,015
Net Increase (Decrease) in Net Assets Resulting from Operations	10,697		468,857	333,474	2,998,578	145,524
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	250,184		1,162,762	98,576	2,493,048	728,790
Transfers between variable and fixed accounts, net	(18)		1,822,282	2,324,990	9,408,651	587,067
Contract benefits and terminations	(700)		(526,871)	(282,358)	(1,295,066)	(432,672)
Contract charges and deductions	—		(906)	(136)	(2,932)	(1,636)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—		—	—	—	—
Other	(4)		372	(90)	(1,336)	(198)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	249,462		2,457,639	2,140,982	10,602,365	881,351
NET INCREASE (DECREASE) IN NET ASSETS	260,159		2,926,496	2,474,456	13,600,943	1,026,875
NET ASSETS
Beginning of Year or Period	—		2,474,456	—	8,631,904	7,605,029
End of Year or Period	$260,159		$5,400,952	$2,474,456	$22,232,847	$8,631,904

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Period Ended	Year Ended	Year/Period Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2021	2020	2021	2020
	PIMCO Emerging Markets	PIMCO Income -		PIMCO Low Duration
	Bond Institutional Class (1)	Advisor Class (2)		Institutional Class (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,875	$236,453	$39,365	$44
Realized gain (loss) on investments	(264)	(9,699)	(7,424)	(1)
Change in net unrealized appreciation (depreciation) on investments	(4,231)	(108,668)	178,846	(361)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,620)	118,086	210,787	(318)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	165,055	5,761,277	1,716,788	14,850
Transfers between variable and fixed accounts, net	1,951	9,883,881	3,959,949	28,670
Contract benefits and terminations	(4,858)	(976,303)	(639,902)	(97)
Contract charges and deductions	—	(1,860)	(9,216)	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—
Other	(15)	(419)	(306)	(1)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	162,133	14,666,576	5,027,313	43,422
NET INCREASE (DECREASE) IN NET ASSETS	159,513	14,784,662	5,238,100	43,104
NET ASSETS
Beginning of Year or Period	—	5,238,100	—	—
End of Year or Period	$159,513	$20,022,762	$5,238,100	$43,104

	PIMCO Total Return	PSF International		PSF Mid-Cap
	Institutional Class (1)	Growth Class II		Growth Class II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$740	$(1,101)	$(875)	$(466)	$(482)
Realized gain (loss) on investments	(27)	3,066	2,433	224	46,488
Change in net unrealized appreciation (depreciation) on investments	(797)	4,721	13,657	2,487	(34,217)
Net Increase (Decrease) in Net Assets Resulting from Operations	(84)	6,686	15,215	2,245	11,789
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	115,008	—	—	—	—
Transfers between variable and fixed accounts, net	1,035	—	—	798	(67,139)
Contract benefits and terminations	(2,430)	(3,124)	(2,989)	(57)	(319)
Contract charges and deductions	—	(139)	(114)	(23)	(21)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—
Other	(6)	(4)	(10)	(3)	(61)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	113,607	(3,267)	(3,113)	715	(67,540)
NET INCREASE (DECREASE) IN NET ASSETS	113,523	3,419	12,102	2,960	(55,751)
NET ASSETS
Beginning of Year or Period	—	65,593	53,491	26,210	81,961
End of Year or Period	$113,523	$69,012	$65,593	$29,170	$26,210

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	PSF PGIM		PSF PGIM		Schwab Government
	Jennison Growth Class Growth II		Jennison Value Class II		Money Market (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,816)	$(1,399)	$(1,473)	$(1,161)	$(52)
Realized gain (loss) on investments	16,254	1,716	3,360	2,239	—
Change in net unrealized appreciation (depreciation) on investments	2,147	42,256	19,419	120	—
Net Increase (Decrease) in Net Assets Resulting from Operations	16,585	42,573	21,306	1,198	(52)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	—	—	—	100,000
Transfers between variable and fixed accounts, net	—	—	—	—	(99,952)
Contract benefits and terminations	(15,948)	(504)	(3,008)	(2,336)	—
Contract charges and deductions	(79)	(65)	(314)	(261)	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—
Other	(10)	(14)	(23)	(4)	4
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(16,037)	(583)	(3,345)	(2,601)	52
NET INCREASE (DECREASE) IN NET ASSETS	548	41,990	17,961	(1,403)	—
NET ASSETS
Beginning of Year or Period	122,083	80,093	84,936	86,339	—
End of Year or Period	$122,631	$122,083	$102,897	$84,936	$—

	Schwab				Schwab VIT
	S&P 500 Index Fund (2)		Schwab VIT Balanced		Balanced with Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$11,280		$527,026	$835,236	$1,100,198	$1,924,721
Realized gain (loss) on investments	(469)		455,640	105,391	1,264,866	961,482
Change in net unrealized appreciation (depreciation) on investments	515,927		4,385,877	4,345,972	13,224,152	9,401,695
Net Increase (Decrease) in Net Assets Resulting from Operations	526,738		5,368,543	5,286,599	15,589,216	12,287,898
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	6,893,477		2,916,697	4,669,014	3,596,348	1,401,689
Transfers between variable and fixed accounts, net	558,784		634,731	2,712,614	(441,123)	(1,764,560)
Contract benefits and terminations	(30,896)		(6,512,952)	(5,109,473)	(8,463,697)	(9,700,960)
Contract charges and deductions	—		(297,428)	(275,785)	(665,748)	(658,693)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—		—	—	—	—
Other	(255)		(428)	112	23	252
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	7,421,110		(3,259,380)	1,996,482	(5,974,197)	(10,722,272)
NET INCREASE (DECREASE) IN NET ASSETS	7,947,848		2,109,163	7,283,081	9,615,019	1,565,626
NET ASSETS
Beginning of Year or Period	—		72,154,553	64,871,472	147,549,098	145,983,472
End of Year or Period	$7,947,848		$74,263,716	$72,154,553	$157,164,117	$147,549,098

(1) Operations commenced or resumed during 2021 and all units were fully redeemed or transferred prior to December 31, 2021 (See Financial Highlights for commencement date of operations and date of full redemption).

(2) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
			State Street		T. Rowe Price
	Schwab VIT Growth		Total Return V.I.S. Class 3		Blue Chip Growth - I (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,159,740	$1,997,313	$2,025,486	$1,301,386	$(162)
Realized gain (loss) on investments	2,081,318	2,633,013	53,972,254	(6,071,893)	6,706
Change in net unrealized appreciation (depreciation) on investments	18,033,294	10,084,528	(12,777,473)	20,823,268	(2,096)
Net Increase (Decrease) in Net Assets Resulting from Operations	21,274,352	14,714,854	43,220,267	16,052,761	4,448
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	10,581,528	2,238,007	12,671,637	12,257,908	58,516
Transfers between variable and fixed accounts, net	(93,657)	(948,054)	(5,687,280)	(6,522,414)	—
Contract benefits and terminations	(12,883,556)	(10,750,363)	(50,807,757)	(40,877,040)	(131)
Contract charges and deductions	(936,847)	(916,317)	(3,990,795)	(3,741,014)	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	274	(7,250)	—
Other	1,972	1,641	1,165	(4,136)	(1)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(3,330,560)	(10,375,086)	(47,812,756)	(38,893,946)	58,384
NET INCREASE (DECREASE) IN NET ASSETS	17,943,792	4,339,768	(4,592,489)	(22,841,185)	62,832
NET ASSETS
Beginning of Year or Period	156,509,222	152,169,454	383,179,392	406,020,577	—
End of Year or Period	$174,453,014	$156,509,222	$378,586,903	$383,179,392	$62,832

	T. Rowe Price	T. Rowe Price	VanEck VIP
	Equity Income - I (1)	Health Sciences - I (1)	Global Resources Class S
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$676	$(643)	$(206,413)	$(59,844)
Realized gain (loss) on investments	7,766	15,808	(7,369)	(1,520,068)
Change in net unrealized appreciation (depreciation) on investments	(2,484)	(2,947)	3,278,344	4,407,476
Net Increase (Decrease) in Net Assets Resulting from Operations	5,958	12,218	3,064,562	2,827,564
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	115,413	280,977	2,811,213	1,246,343
Transfers between variable and fixed accounts, net	—	(410)	230,551	631,800
Contract benefits and terminations	(4,516)	(1,947)	(2,237,138)	(1,445,977)
Contract charges and deductions	—	—	(7,113)	(5,624)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—
Other	(443)	(120)	(1,628)	(10,279)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	110,454	278,500	795,885	416,263
NET INCREASE (DECREASE) IN NET ASSETS	116,412	290,718	3,860,447	3,243,827
NET ASSETS
Beginning of Year or Period	—	—	17,927,047	14,683,220
End of Year or Period	$116,412	$290,718	$21,787,494	$17,927,047

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Period Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,
	2021	2021	2021
	Vanguard VIF	Vanguard VIF	Vanguard VIF
	Balanced (1)	Capital Growth (1)	Conservative Allocation (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(7,413)	$(493)	$(4,093)
Realized gain (loss) on investments	(1,892)	(12)	(486)
Change in net unrealized appreciation (depreciation) on investments	233,361	7,938	28,390
Net Increase (Decrease) in Net Assets Resulting from Operations	224,056	7,433	23,811
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	3,595,070	347,361	2,612,708
Transfers between variable and fixed accounts, net	255,246	—	—
Contract benefits and terminations	(7,090)	(570)	(169,196)
Contract charges and deductions	(79)	—	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—
Other	(70)	(313)	(43)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	3,843,077	346,478	2,443,469
NET INCREASE (DECREASE) IN NET ASSETS	4,067,133	353,911	2,467,280
NET ASSETS
Beginning of Period	—	—	—
End of Period	$4,067,133	$353,911	$2,467,280

	Vanguard VIF	Vanguard VIF	Vanguard VIF
	Diversified Value (1)	Equity Income (1)	Equity Index (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,314)	$(730)	$(2,565)
Realized gain (loss) on investments	7	(16)	23
Change in net unrealized appreciation (depreciation) on investments	30,472	16,847	185,382
Net Increase (Decrease) in Net Assets Resulting from Operations	29,165	16,101	182,840
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	835,618	266,416	2,433,547
Transfers between variable and fixed accounts, net	(10,624)	(536)	—
Contract benefits and terminations	(208)	(693)	(12,755)
Contract charges and deductions	—	—	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—
Other	(174)	(66)	1,353
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	824,612	265,121	2,422,145
NET INCREASE (DECREASE) IN NET ASSETS	853,777	281,222	2,604,985
NET ASSETS
Beginning of Period	—	—	—
End of Period	$853,777	$281,222	$2,604,985

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Period Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,
	2021	2021	2021
	Vanguard VIF	Vanguard VIF	Vanguard VIF
	Global Bond Index (1)	Growth (1)	High Yield Bond (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(911)	$(1,059)	$(452)
Realized gain (loss) on investments	(15)	(72)	(5)
Change in net unrealized appreciation (depreciation) on investments	(20)	6,174	2,599
Net Increase (Decrease) in Net Assets Resulting from Operations	(946)	5,043	2,142
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	882,529	649,913	392,365
Transfers between variable and fixed accounts, net	(55)	(4,387)	7,038
Contract benefits and terminations	(380)	(4)	(5,632)
Contract charges and deductions	—	—	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—
Other	(16)	(11)	(26)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	882,078	645,511	393,745
NET INCREASE (DECREASE) IN NET ASSETS	881,132	650,554	395,887
NET ASSETS
Beginning of Period	—	—	—
End of Period	$881,132	$650,554	$395,887

	Vanguard VIF	Vanguard VIF	Vanguard VIF
	International (1)	Mid-Cap Index (1)	Moderate Allocation (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(372)	$(788)	$(5,589)
Realized gain (loss) on investments	(127)	931	(1,201)
Change in net unrealized appreciation (depreciation) on investments	(13,449)	24,553	71,684
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,948)	24,696	64,894
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	187,783	718,277	6,734,732
Transfers between variable and fixed accounts, net	4,818	(44,309)	188
Contract benefits and terminations	(1,672)	(1,081)	(58,136)
Contract charges and deductions	—	—	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—
Other	13	50	(841)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	190,942	672,937	6,675,943
NET INCREASE (DECREASE) IN NET ASSETS	176,994	697,633	6,740,837
NET ASSETS
Beginning of Period	—	—	—
End of Period	$176,994	$697,633	$6,740,837

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Period Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,
	2021	2021	2021
	Vanguard VIF	Vanguard VIF	Vanguard VIF
	Real Estate Index (1)	Short-Term Investment-Grade (1)	Total Bond Market Index (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(234)	$(1,509)	$(6,826)
Realized gain (loss) on investments	(5)	(21)	(295)
Change in net unrealized appreciation (depreciation) on investments	14,408	(5,640)	(5,198)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,169	(7,170)	(12,319)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	165,992	1,140,703	6,471,383
Transfers between variable and fixed accounts, net	20,500	19,045	16,060
Contract benefits and terminations	(275)	(868)	(35,842)
Contract charges and deductions	—	—	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—
Other	(2)	(45)	56
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	186,215	1,158,835	6,451,657
NET INCREASE (DECREASE) IN NET ASSETS	200,384	1,151,665	6,439,338
NET ASSETS
Beginning of Period	—	—	—
End of Period	$200,384	$1,151,665	$6,439,338

	Vanguard VIF Total	Vanguard VIF
	International Stock Market Index (1)	Total Stock Market Index (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(3,539)	$(4,453)
Realized gain (loss) on investments	(481)	4,916
Change in net unrealized appreciation (depreciation) on investments	6,535	177,042
Net Increase (Decrease) in Net Assets Resulting from Operations	2,515	177,505
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	2,961,003	3,572,673
Transfers between variable and fixed accounts, net	126,018	(215,315)
Contract benefits and terminations	(14,202)	(33,412)
Contract charges and deductions	—	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—
Other	483	(428)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	3,073,302	3,323,518
NET INCREASE (DECREASE) IN NET ASSETS	3,075,817	3,501,023
NET ASSETS
Beginning of Period	—	—
End of Period	$3,075,817	$3,501,023

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS

A summary of accumulation unit values (“AUV”), units outstanding, net assets, investment income ratios, expense ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Core Income Class I
2021	$10.05	$12.41	3,333,548	$39,404,318	0.00%	0.30%	1.95%	(2.32)%	(0.69)%
2020	11.46	12.51	3,189,553	38,329,877	0.00%	0.30%	2.00%	7.46%	9.25%
2019	10.64	11.46	2,151,095	23,795,771	0.00%	0.30%	2.00%	8.73%	10.59%
2018	9.78	10.38	1,148,625	11,581,723	0.00%	0.30%	2.00%	(3.89)%	(2.24)%
2017	10.18	10.62	909,570	9,460,743	0.00%	0.30%	2.00%	2.93%	4.69%
Diversified Bond Class I
2021	$10.04	$19.04	17,376,218	$242,491,985	0.00%	0.30%	2.00%	(3.87)%	(2.22)%
2020	12.14	19.49	15,489,503	225,524,712	0.00%	0.30%	2.00%	8.17%	10.02%
2019	11.16	17.73	13,472,666	182,275,698	0.00%	0.30%	2.00%	10.76%	12.66%
2018	10.03	15.75	11,784,263	145,114,938	0.00%	0.30%	2.00%	(3.32)%	(1.65)%
2017	10.74	16.03	11,361,172	146,494,032	0.00%	0.30%	2.00%	4.77%	6.45%
Floating Rate Income Class I
2021	$10.14	$13.32	12,474,821	$153,131,393	0.00%	0.30%	2.00%	2.55%	4.31%
2020	10.97	12.78	11,256,440	133,786,363	0.00%	0.30%	2.00%	2.63%	4.39%
2019	10.64	12.25	14,377,073	165,220,344	0.00%	0.30%	2.00%	5.97%	7.78%
2018	10.02	11.38	6,020,102	64,891,680	0.00%	0.30%	2.00%	(2.02)%	(0.33)%
2017	10.16	11.43	4,156,679	45,409,928	0.00%	0.30%	2.00%	1.71%	3.45%
Floating Rate Income Class P (5)
05/27/2021 - 12/31/2021	$10.31	$10.32	79,769	$822,761	0.00%	0.45%	0.60%	1.99%	1.99%
High Yield Bond Class I
2021	$12.12	$31.12	9,003,353	$169,113,680	0.00%	0.30%	2.00%	3.33%	5.10%
2020	11.64	29.64	9,125,009	169,940,567	0.00%	0.30%	2.00%	3.65%	5.43%
2019	11.15	28.14	9,943,416	180,716,346	0.00%	0.30%	2.00%	11.73%	13.64%
2018	9.91	24.79	9,511,531	156,838,974	0.00%	0.30%	2.00%	(5.20)%	(3.56)%
2017	10.38	25.73	10,424,807	185,037,902	0.00%	0.30%	2.00%	5.62%	7.32%
Inflation Managed Class I
2021	$10.35	$27.47	12,557,766	$214,072,254	0.00%	0.30%	2.00%	3.60%	5.37%
2020	10.12	26.35	10,364,592	181,604,575	0.00%	0.30%	2.00%	9.21%	11.09%
2019	9.24	23.99	10,343,826	169,617,916	0.00%	0.30%	2.00%	6.49%	8.32%
2018	8.66	22.39	11,247,518	176,500,238	0.00%	0.30%	2.00%	(4.10)%	(2.45)%
2017	9.02	23.21	12,265,881	204,083,093	0.00%	0.30%	2.00%	1.63%	3.37%
Intermediate Bond Class I (5)
11/03/2021 - 12/31/2021	$9.97	$9.98	96,614	$963,964	0.00%	0.30%	1.60%	(0.12)%	(0.12)%
Managed Bond Class I
2021	$10.74	$28.18	23,360,988	$391,987,013	0.00%	0.30%	2.00%	(3.09)%	(1.43)%
2020	11.07	28.90	22,834,095	403,577,841	0.00%	0.30%	2.00%	6.20%	8.02%
2019	10.40	27.05	22,284,620	381,005,513	0.00%	0.30%	2.00%	6.34%	8.17%
2018	9.76	25.29	21,835,220	364,851,787	0.00%	0.30%	2.00%	(2.58)%	(0.90)%
2017	10.00	25.80	22,936,556	402,527,859	0.00%	0.30%	2.00%	2.65%	4.30%
Short Duration Bond Class I
2021	$9.68	$13.23	34,516,572	$368,495,538	0.00%	0.30%	2.00%	(2.42)%	(0.75)%
2020	9.90	13.35	33,138,939	359,491,780	0.00%	0.30%	2.00%	1.68%	3.42%
2019	9.72	12.92	32,261,598	341,983,698	0.00%	0.30%	2.00%	2.16%	3.91%
2018	9.49	12.44	30,236,850	311,504,706	0.00%	0.30%	2.00%	(0.88)%	0.83%
2017	9.56	12.35	30,998,708	319,786,586	0.00%	0.30%	2.00%	(0.74)%	0.95%
Emerging Markets Debt Class I
2021	$9.55	$11.98	1,621,000	$17,267,388	0.00%	0.30%	2.00%	(7.98)%	(6.40)%
2020	10.36	12.81	1,580,511	18,134,828	0.00%	0.30%	2.00%	(0.26)%	1.45%
2019	10.36	12.64	1,777,321	20,249,407	0.00%	0.30%	2.00%	7.35%	9.19%
2018	9.63	11.59	1,797,712	18,951,916	0.00%	0.30%	2.00%	(7.34)%	(5.74)%
2017	10.37	12.31	2,013,734	22,825,282	0.00%	0.30%	2.00%	10.86%	12.64%
Dividend Growth Class I
2021	$11.21	$46.21	14,573,292	$485,107,198	0.00%	0.30%	2.00%	23.31%	25.42%
2020	15.73	36.88	14,379,140	392,591,032	0.00%	0.30%	2.00%	11.19%	13.10%
2019	14.07	32.64	14,570,294	360,631,080	0.00%	0.30%	2.00%	28.05%	30.25%
2018	10.94	25.09	14,056,494	274,423,228	0.00%	0.30%	2.00%	(3.25)%	(1.58)%
2017	11.26	25.52	14,677,356	298,908,323	0.00%	0.30%	2.00%	16.72%	18.60%

See Notes to Financial Statements	See explanation of references on page SA-82

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Equity Index Class I
2021	$11.33	$80.74	47,333,159	$1,630,463,464	0.00%	0.30%	2.00%	25.83%	27.99%
2020	16.13	63.79	42,907,290	1,207,544,897	0.00%	0.30%	2.00%	15.77%	17.76%
2019	13.84	54.77	42,320,089	1,044,372,214	0.00%	0.30%	2.00%	28.50%	30.70%
2018	10.69	42.36	39,266,074	770,008,055	0.00%	0.30%	2.00%	(6.63)%	(5.02)%
2017	11.37	45.10	35,402,014	774,542,663	0.00%	0.30%	2.00%	19.08%	21.12%
Focused Growth Class I
2021	$11.10	$103.99	5,423,820	$266,598,139	0.00%	0.30%	2.00%	17.41%	19.43%
2020	22.24	87.16	5,161,793	219,367,794	0.00%	0.30%	2.00%	35.56%	37.88%
2019	16.29	63.28	5,518,935	176,509,190	0.00%	0.30%	2.00%	32.78%	35.06%
2018	13.73	46.90	5,377,847	132,603,632	0.00%	0.30%	2.00%	2.90%	4.67%
2017	13.14	44.85	5,314,062	129,578,140	0.00%	0.30%	2.00%	26.94%	28.98%
Growth Class I
2021	$11.54	$109.55	7,711,223	$454,798,690	0.00%	0.30%	2.00%	20.98%	23.05%
2020	21.12	90.01	7,677,598	386,224,796	0.00%	0.30%	2.00%	28.96%	31.17%
2019	16.30	69.38	7,725,298	313,122,387	0.00%	0.30%	2.00%	35.40%	37.72%
2018	11.98	50.93	7,589,376	238,326,340	0.00%	0.30%	2.00%	0.36%	2.09%
2017	11.87	50.44	7,279,286	241,794,590	0.00%	0.30%	2.00%	29.05%	31.12%
Hedged Equity Class I (5)
05/04/2021 - 12/31/2021	$10.42	$10.53	3,532,181	$36,962,504	0.00%	0.30%	1.85%	4.54%	4.54%
Hedged Equity Class P (5)
08/13/2021 - 12/31/2021	$10.33	$10.33	11,221	$115,873	0.00%	0.45%	0.45%	1.89%	1.89%
Large-Cap Growth Class I
2021	$25.38	$59.61	8,739,074	$328,630,649	0.00%	0.30%	2.00%	17.89%	19.91%
2020	21.42	49.94	9,264,727	292,565,788	0.00%	0.30%	2.00%	35.61%	37.93%
2019	15.72	36.37	9,225,050	213,262,358	0.00%	0.30%	2.00%	29.72%	31.95%
2018	12.05	27.69	9,251,139	163,354,575	0.00%	0.30%	2.00%	(0.14)%	1.58%
2017	13.53	27.38	8,806,973	154,330,909	0.00%	0.30%	2.00%	31.05%	33.16%
Large-Cap Value Class I
2021	$10.53	$39.36	8,847,030	$256,269,837	0.00%	0.30%	2.00%	23.62%	25.74%
2020	12.91	31.65	8,251,342	200,560,402	0.00%	0.30%	2.00%	3.77%	5.55%
2019	12.35	30.31	8,646,430	205,659,391	0.00%	0.30%	2.00%	25.92%	28.08%
2018	9.74	23.93	9,256,573	176,677,899	0.00%	0.30%	2.00%	(11.15)%	(9.62)%
2017	10.89	26.77	9,827,960	214,499,954	0.00%	0.30%	2.00%	11.70%	13.61%
Main Street Core Class I
2021	$20.72	$60.69	7,312,586	$317,067,817	0.00%	0.30%	2.00%	25.23%	27.38%
2020	16.30	48.17	8,154,980	283,532,001	0.00%	0.30%	2.00%	11.68%	13.59%
2019	14.38	42.88	9,529,328	293,457,670	0.00%	0.30%	2.00%	29.52%	31.74%
2018	10.93	32.91	10,633,140	253,542,764	0.00%	0.30%	2.00%	(9.58)%	(8.02)%
2017	11.94	36.17	10,697,448	288,946,584	0.00%	0.30%	2.00%	14.77%	16.62%
Mid-Cap Equity Class I
2021	$17.89	$67.03	6,728,833	$265,451,633	0.00%	0.30%	2.00%	14.10%	16.05%
2020	15.60	58.40	6,443,675	234,858,057	0.00%	0.30%	2.00%	24.99%	27.13%
2019	12.42	46.45	6,996,655	209,138,478	0.00%	0.30%	2.00%	18.45%	20.48%
2018	10.43	38.98	7,287,312	188,424,421	0.00%	0.30%	2.00%	(11.51)%	(9.99)%
2017	12.64	43.78	7,230,346	221,541,017	0.00%	0.30%	2.00%	21.82%	23.78%
Mid-Cap Growth Class I
2021	$11.00	$53.38	9,226,331	$368,344,471	0.00%	0.30%	2.00%	14.36%	16.32%
2020	23.82	46.10	9,767,687	341,825,807	0.00%	0.30%	2.00%	47.17%	49.69%
2019	16.07	30.93	10,774,027	258,256,271	0.00%	0.30%	2.00%	35.71%	38.04%
2018	11.76	22.54	11,170,460	198,481,470	0.00%	0.30%	2.00%	(1.83)%	(0.14)%
2017	11.89	22.91	11,487,278	208,391,053	0.00%	0.30%	2.00%	24.98%	26.98%
Mid-Cap Value Class I
2021	$10.22	$46.21	4,453,627	$120,534,150	0.00%	0.30%	2.00%	24.52%	26.65%
2020	13.39	36.52	3,812,231	85,401,943	0.00%	0.30%	2.00%	3.43%	5.20%
2019	12.76	34.75	4,350,388	97,366,796	0.00%	0.30%	2.00%	27.37%	29.55%
2018	9.87	26.85	4,398,530	76,990,322	0.00%	0.30%	2.00%	(16.49)%	(15.05)%
2017	11.64	31.64	4,455,306	95,753,067	0.00%	0.30%	2.00%	13.18%	15.12%

See Notes to Financial Statements	See explanation of references on page SA-82

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Small-Cap Equity Class I
2021	$9.77	$45.52	2,919,437	$73,712,345	0.00%	0.30%	2.00%	23.96%	26.08%
2020	12.53	36.14	2,628,838	54,784,251	0.00%	0.30%	2.00%	3.33%	5.10%
2019	11.94	34.42	2,666,253	54,430,618	0.00%	0.30%	2.00%	21.50%	23.59%
2018	9.68	27.88	2,597,583	44,747,889	0.00%	0.30%	2.00%	(14.65)%	(13.17)%
2017	11.17	32.14	2,458,757	51,461,956	0.00%	0.30%	2.00%	6.57%	8.29%
Small-Cap Growth Class I
2021	$9.66	$45.75	4,472,937	$152,924,932	0.00%	0.30%	2.00%	(0.32)%	1.39%
2020	24.95	45.17	4,452,222	155,145,306	0.00%	0.30%	2.00%	52.50%	55.11%
2019	16.25	29.15	5,053,589	116,165,093	0.00%	0.30%	2.00%	29.29%	31.51%
2018	13.62	22.19	5,514,620	98,638,713	0.00%	0.30%	2.00%	3.45%	5.23%
2017	12.99	21.11	5,581,503	96,784,780	0.00%	0.30%	2.00%	27.65%	29.70%
Small-Cap Index Class I
2021	$9.74	$49.39	10,483,466	$297,353,955	0.00%	0.30%	2.00%	11.98%	13.89%
2020	14.02	43.41	10,160,705	265,843,742	0.00%	0.30%	2.00%	16.80%	18.80%
2019	11.94	36.58	10,182,090	233,189,346	0.00%	0.30%	2.00%	22.33%	24.42%
2018	9.71	29.43	9,742,504	187,508,926	0.00%	0.30%	2.00%	(13.32)%	(11.82)%
2017	11.15	33.40	9,016,533	211,161,458	0.00%	0.30%	2.00%	11.81%	13.72%
Small-Cap Value Class I
2021	$9.85	$72.59	4,636,206	$146,262,895	0.00%	0.30%	2.00%	32.92%	35.20%
2020	11.08	53.74	4,325,214	108,118,275	0.00%	0.30%	2.00%	1.39%	3.13%
2019	10.87	52.16	4,552,357	114,480,115	0.00%	0.30%	2.00%	20.16%	22.22%
2018	9.00	42.72	4,539,485	98,856,096	0.00%	0.30%	2.00%	(17.96)%	(16.54)%
2017	11.09	51.24	4,675,161	129,260,288	0.00%	0.30%	2.00%	6.51%	8.33%
Value Class I
2021	$10.47	$31.09	7,952,289	$187,762,796	0.00%	0.30%	2.00%	19.24%	21.28%
2020	11.16	25.66	8,856,167	176,480,230	0.00%	0.30%	2.00%	(8.78)%	(7.22)%
2019	12.17	27.69	9,134,455	197,827,146	0.00%	0.30%	2.00%	22.25%	24.35%
2018	9.91	22.29	9,819,439	172,698,671	0.00%	0.30%	2.00%	(14.12)%	(12.63)%
2017	11.89	25.54	10,246,575	209,743,589	0.00%	0.30%	2.00%	15.44%	17.29%
Value Advantage Class I
2021	$16.42	$23.58	3,571,733	$77,360,557	0.00%	0.30%	2.00%	25.98%	28.14%
2020	12.84	18.42	2,729,163	46,722,273	0.00%	0.30%	2.00%	(4.70)%	(3.07)%
2019	13.28	19.02	2,407,374	42,826,045	0.00%	0.30%	2.00%	24.45%	26.58%
2018	10.51	15.04	2,092,943	29,758,832	0.00%	0.30%	2.00%	(10.88)%	(9.34)%
2017	11.61	16.61	1,902,695	30,256,764	0.00%	0.30%	2.00%	12.06%	13.98%
Emerging Markets Class I
2021	$8.50	$84.69	8,603,856	$184,146,175	0.00%	0.30%	2.00%	(10.10)%	(8.56)%
2020	14.16	92.71	8,202,236	204,655,526	0.00%	0.30%	2.00%	15.00%	16.98%
2019	12.23	79.33	8,977,104	199,638,291	0.00%	0.30%	2.00%	23.12%	25.23%
2018	9.86	63.42	9,588,606	178,868,614	0.00%	0.30%	2.00%	(13.75)%	(12.26)%
2017	11.24	72.35	9,314,917	211,020,836	0.00%	0.30%	2.00%	31.86%	34.11%
International Growth Class I (5)
11/02/2021 - 12/31/2021	$9.79	$9.81	43,783	$429,164	0.00%	0.30%	1.75%	(2.00)%	(2.00)%
International Large-Cap Class I
2021	$10.40	$36.85	13,989,831	$295,626,098	0.00%	0.30%	2.00%	12.51%	14.43%
2020	13.97	32.23	14,339,332	270,337,837	0.00%	0.30%	2.00%	8.55%	10.41%
2019	12.81	29.23	15,285,757	264,096,383	0.00%	0.30%	2.00%	25.50%	27.65%
2018	10.16	22.92	16,898,528	231,939,706	0.00%	0.30%	2.00%	(13.57)%	(12.08)%
2017	12.46	26.09	17,360,973	274,976,261	0.00%	0.30%	2.00%	24.99%	27.00%
International Small-Cap Class I
2021	$13.16	$24.26	2,625,882	$43,597,347	0.00%	0.30%	2.00%	11.62%	13.53%
2020	11.71	21.47	2,805,711	41,343,803	0.00%	0.30%	2.00%	6.27%	8.10%
2019	10.94	19.95	3,062,801	41,971,971	0.00%	0.30%	2.00%	17.69%	19.71%
2018	9.23	16.74	3,211,173	37,108,549	0.00%	0.30%	2.00%	(23.71)%	(22.39)%
2017	13.45	21.67	3,211,943	48,215,389	0.00%	0.30%	2.00%	29.31%	31.39%
International Value Class I
2021	$8.12	$16.24	8,967,932	$120,222,276	0.00%	0.30%	2.00%	17.98%	20.00%
2020	6.88	13.55	9,146,865	104,401,238	0.00%	0.30%	2.00%	(9.01)%	(7.45)%
2019	7.56	14.66	9,225,209	114,596,679	0.00%	0.30%	2.00%	14.29%	16.25%
2018	6.61	12.68	9,595,349	103,783,244	0.00%	0.30%	2.00%	(16.65)%	(15.21)%
2017	7.93	15.12	9,834,920	126,982,696	0.00%	0.30%	2.00%	19.17%	21.21%

See Notes to Financial Statements	See explanation of references on page SA-82

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Health Sciences Class I
2021	$10.79	$100.27	7,368,699	$343,506,288	0.00%	0.30%	2.00%	10.16%	12.05%
2020	17.10	89.57	7,254,306	319,284,574	0.00%	0.30%	2.00%	16.43%	18.43%
2019	14.61	75.71	7,808,345	301,373,616	0.00%	0.30%	2.00%	23.28%	25.39%
2018	11.79	60.44	8,381,895	269,301,230	0.00%	0.30%	2.00%	5.75%	7.57%
2017	12.38	56.24	8,438,143	265,861,240	0.00%	0.30%	2.00%	21.52%	23.47%
Real Estate Class I
2021	$16.07	$83.30	4,819,847	$161,408,914	0.00%	0.30%	2.00%	37.55%	39.90%
2020	12.54	60.20	4,888,497	124,841,396	0.00%	0.30%	2.00%	(5.19)%	(3.57)%
2019	13.03	63.11	5,315,569	143,979,376	0.00%	0.30%	2.00%	28.69%	30.89%
2018	9.98	48.75	5,741,006	121,398,736	0.00%	0.30%	2.00%	(9.29)%	(7.73)%
2017	10.84	53.42	6,555,664	153,948,997	0.00%	0.30%	2.00%	1.20%	2.82%
Technology Class I
2021	$10.87	$39.36	7,458,120	$230,161,585	0.00%	0.30%	2.00%	11.61%	13.52%
2020	17.05	35.18	7,706,962	208,731,278	0.00%	0.30%	2.00%	44.33%	46.80%
2019	11.79	24.32	7,653,316	142,235,523	0.00%	0.30%	2.00%	33.62%	35.91%
2018	8.80	18.15	7,966,233	109,014,566	0.00%	0.30%	2.00%	(0.24)%	1.48%
2017	8.80	18.15	7,597,226	102,089,215	0.00%	0.30%	2.00%	36.05%	38.23%
ESG Diversified Class I (5)
05/17/2021 - 12/31/2021	$10.42	$10.66	458,078	$4,850,097	0.00%	0.30%	1.75%	6.49%	6.49%
ESG Diversified Growth Class I (5)
11/16/2021 - 12/31/2021	$10.04	$10.05	22,864	$229,580	0.00%	0.50%	1.20%	(0.57)%	(0.57)%
PSF DFA Balanced Allocation Class D
2021	$10.97	$16.49	23,751,181	$366,915,479	0.00%	0.30%	2.00%	10.27%	12.16%
2020	12.90	14.72	20,364,483	287,800,621	0.00%	0.30%	2.00%	9.89%	11.77%
2019	11.71	13.18	17,533,417	223,629,160	0.00%	0.30%	2.00%	17.38%	19.39%
2018	9.95	11.05	13,984,638	150,670,897	0.00%	0.30%	2.00%	(8.06)%	(6.47)%
2017	10.84	11.83	8,143,033	94,769,463	0.00%	0.30%	2.00%	10.75%	12.53%
PSF DFA Balanced Allocation Class P (5)
06/25/2021 - 12/31/2021	$10.92	$10.92	147,178	$1,607,448	0.00%	0.45%	0.45%	4.00%	4.00%
Pacific Dynamix - Conservative Growth Class I
2021	$10.42	$23.98	33,393,733	$574,372,129	0.00%	0.30%	2.00%	4.34%	6.12%
2020	12.68	22.62	34,235,499	566,126,949	0.00%	0.30%	2.00%	9.99%	11.88%
2019	11.45	20.24	33,572,437	504,881,921	0.00%	0.30%	2.00%	13.18%	15.12%
2018	10.05	17.60	34,320,308	457,602,754	0.00%	0.30%	2.00%	(5.76)%	(4.13)%
2017	10.59	18.38	34,531,502	491,604,838	0.00%	0.30%	2.00%	7.77%	9.50%
Pacific Dynamix - Conservative Growth Class P (5)
08/13/2021 - 12/31/2021	$10.41	$10.41	7,555	$78,662	0.00%	0.45%	0.45%	0.74%	0.74%
Pacific Dynamix - Moderate Growth Class I
2021	$10.29	$29.89	139,849,234	$2,700,163,391	0.00%	0.30%	2.00%	8.43%	10.29%
2020	13.22	27.13	136,145,159	2,492,898,271	0.00%	0.30%	2.00%	12.31%	14.24%
2019	11.74	23.78	140,905,132	2,309,891,015	0.00%	0.30%	2.00%	16.59%	18.58%
2018	10.04	20.07	144,819,535	2,056,345,198	0.00%	0.30%	2.00%	(7.41)%	(5.81)%
2017	10.84	21.33	142,605,677	2,214,319,925	0.00%	0.30%	2.00%	11.54%	13.45%
Pacific Dynamix - Moderate Growth Class P (5)
09/09/2021 - 12/31/2021	$10.67	$10.67	17,514	$186,894	0.00%	0.60%	0.60%	0.93%	0.93%
Pacific Dynamix - Growth Class I
2021	$15.78	$36.52	70,654,915	$1,595,184,020	0.00%	0.30%	2.00%	12.07%	13.99%
2020	14.01	32.07	52,279,480	1,095,441,256	0.00%	0.30%	2.00%	13.50%	15.44%
2019	12.28	27.81	37,812,246	744,887,106	0.00%	0.30%	2.00%	20.50%	22.57%
2018	10.14	22.71	37,185,605	622,881,911	0.00%	0.30%	2.00%	(9.13)%	(7.56)%
2017	11.10	24.59	36,584,813	681,743,289	0.00%	0.30%	2.00%	15.20%	17.05%
Pacific Dynamix - Growth Class P (5)
02/19/2021 - 12/31/2021	$10.93	$10.93	21,700	$237,290	0.00%	0.45%	0.45%	9.07%	9.07%
Portfolio Optimization Conservative Class I
2021	$10.10	$15.18	101,360,739	$1,358,240,285	0.00%	0.30%	2.00%	0.18%	1.90%
2020	11.66	14.92	115,277,984	1,534,716,340	0.00%	0.30%	2.00%	5.75%	7.56%
2019	10.95	13.88	112,674,680	1,415,956,727	0.00%	0.30%	2.00%	9.98%	11.86%
2018	9.89	12.42	122,666,989	1,395,000,702	0.00%	0.30%	2.00%	(5.30)%	(3.67)%
2017	10.37	12.91	140,870,741	1,684,288,523	0.00%	0.30%	2.00%	5.25%	7.05%

See Notes to Financial Statements	See explanation of references on page SA-82

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Portfolio Optimization Moderate-Conservative Class I
2021	$10.44	$17.57	128,206,662	$2,000,947,661	0.00%	0.30%	2.00%	4.18%	5.96%
2020	12.29	16.60	143,065,548	2,134,143,003	0.00%	0.30%	2.00%	7.79%	9.64%
2019	11.32	15.15	160,008,744	2,202,281,279	0.00%	0.30%	2.00%	13.00%	14.93%
2018	9.95	13.22	182,298,210	2,208,202,437	0.00%	0.30%	2.00%	(6.88)%	(5.27)%
2017	10.61	14.02	211,675,881	2,738,883,461	0.00%	0.30%	2.00%	8.60%	10.35%
Portfolio Optimization Moderate Class I
2021	$10.25	$20.13	491,458,484	$8,618,931,342	0.00%	0.30%	2.00%	7.02%	8.85%
2020	12.62	18.57	548,864,454	8,961,811,838	0.00%	0.30%	2.00%	9.61%	11.49%
2019	11.49	16.73	615,901,678	9,125,390,297	0.00%	0.30%	2.00%	16.11%	18.10%
2018	9.87	14.23	705,768,256	8,963,320,335	0.00%	0.30%	2.00%	(8.41)%	(6.83)%
2017	10.78	15.35	807,845,322	11,150,490,771	0.00%	0.30%	2.00%	10.98%	12.88%
Portfolio Optimization Growth Class I
2021	$10.34	$23.16	395,660,358	$7,766,098,564	0.00%	0.30%	2.00%	10.88%	12.78%
2020	14.62	20.63	439,483,300	7,748,073,547	0.00%	0.30%	2.00%	10.49%	12.39%
2019	13.04	18.44	492,110,249	7,818,850,939	0.00%	0.30%	2.00%	19.25%	21.29%
2018	10.77	15.27	563,059,591	7,468,425,206	0.00%	0.30%	2.00%	(10.02)%	(8.47)%
2017	11.82	16.76	645,370,093	9,470,596,190	0.00%	0.30%	2.00%	14.09%	16.04%
Portfolio Optimization Aggressive-Growth Class I
2021	$15.35	$25.10	81,124,035	$1,675,735,514	0.00%	0.30%	2.00%	13.39%	15.34%
2020	13.47	21.86	89,683,364	1,627,065,563	0.00%	0.30%	2.00%	10.23%	12.12%
2019	12.16	19.59	101,347,267	1,659,745,072	0.00%	0.30%	2.00%	21.31%	23.39%
2018	9.97	15.95	117,617,743	1,580,123,542	0.00%	0.30%	2.00%	(11.20)%	(9.67)%
2017	12.06	17.83	132,519,299	1,996,079,978	0.00%	0.30%	2.00%	16.25%	18.12%
Invesco Oppenheimer V.I. International Growth Series I (5)
09/14/2021 - 12/31/2021	$10.58	$10.58	1,831	$19,372	0.00%	0.45%	0.45%	(4.10)%	(4.10)%
Invesco Oppenheimer V.I. International Growth Series II
2021	$10.24	$17.57	1,482,842	$23,274,851	0.00%	0.30%	2.00%	7.94%	9.79%
2020	13.64	16.01	1,294,995	18,636,307	0.66%	0.30%	2.00%	18.65%	20.68%
2019	11.50	13.26	1,226,707	14,698,332	0.72%	0.30%	2.00%	25.42%	27.57%
2018	9.17	10.40	1,233,981	11,685,079	0.62%	0.30%	2.00%	(21.15)%	(19.79)%
2017	11.63	12.96	901,922	10,707,364	1.14%	0.30%	2.00%	23.95%	25.94%
Invesco V.I. Balanced-Risk Allocation Series I (5)
06/18/2021 - 12/31/2021	$10.55	$10.55	2,210	$23,313	5.92%	0.45%	0.45%	3.27%	3.27%
Invesco V.I. Balanced-Risk Allocation Series II
2021	$10.60	$26.24	17,862,609	$314,671,401	2.97%	0.30%	2.00%	7.10%	8.93%
2020	12.03	24.11	18,600,508	314,909,858	7.66%	0.30%	2.00%	7.81%	9.66%
2019	11.02	22.01	20,202,936	320,444,489	0.00%	0.30%	2.00%	12.61%	14.54%
2018	9.74	19.24	22,504,624	322,179,645	1.27%	0.30%	2.00%	(8.57)%	(6.99)%
2017	10.60	20.70	25,137,938	400,851,209	3.72%	0.30%	2.00%	7.66%	9.50%
Invesco V.I. Discovery Mid Cap Growth Series I (5)
06/04/2021 - 12/31/2021	$10.90	$10.91	2,858	$31,140	0.00%	0.45%	0.60%	14.35%	14.35%
Invesco V.I. Equity and Income Series II
2021	$14.20	$17.96	3,608,905	$60,323,270	1.63%	0.30%	2.00%	16.01%	18.00%
2020	12.18	15.24	3,865,857	55,228,668	2.23%	0.30%	2.00%	7.48%	9.32%
2019	11.27	13.95	3,947,659	51,983,779	2.36%	0.30%	2.00%	17.63%	19.65%
2018	9.54	11.67	3,724,610	41,332,203	2.07%	0.30%	2.00%	(11.53)%	(10.00)%
2017	11.18	12.98	3,319,215	41,292,384	1.44%	0.30%	2.00%	8.59%	10.34%
Invesco V.I. Global Real Estate Series II
2021	$10.88	$14.50	817,251	$10,349,102	2.67%	0.30%	2.00%	22.96%	25.07%
2020	9.73	11.59	776,994	7,940,183	4.78%	0.30%	2.00%	(14.30)%	(12.82)%
2019	11.35	13.30	810,384	9,561,900	3.62%	0.30%	2.00%	20.22%	22.28%
2018	9.44	10.87	643,423	6,257,587	3.77%	0.30%	2.00%	(8.20)%	(6.62)%
2017	10.28	11.64	566,539	5,943,149	3.36%	0.30%	2.00%	10.50%	12.39%
Invesco V.I. Global Series II
2021	$19.46	$22.64	1,320,434	$27,219,534	0.00%	0.30%	2.00%	12.89%	14.83%
2020	17.12	19.72	1,257,546	22,746,069	0.43%	0.30%	2.00%	24.82%	26.96%
2019	13.62	15.53	1,488,720	21,391,688	0.64%	0.30%	2.00%	28.85%	31.06%
2018	10.50	11.85	1,385,063	15,319,920	0.85%	0.30%	2.00%	(15.12)%	(13.65)%
2017	12.28	13.72	1,407,294	18,166,007	0.71%	0.30%	2.00%	33.63%	35.78%

See Notes to Financial Statements	See explanation of references on page SA-82

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Invesco V.I. Main Street Small Cap Series I (5)
08/12/2021 - 12/31/2021	$10.84	$10.85	5,823	$63,182	1.00%	0.45%	0.60%	4.05%	4.05%
Invesco V.I. Nasdaq 100 Buffer - September Series II (5)
10/12/2021 - 12/31/2021	$10.52	$10.54	45,974	$483,609	0.00%	0.30%	1.20%	5.31%	5.31%
Invesco V.I. S&P 500 Buffer - September Series I (5)
11/11/2021 - 12/31/2021	$10.46	$10.46	1,769	$18,496	0.00%	0.45%	0.45%	1.12%	1.12%
Invesco V.I. S&P 500 Buffer - September Series II (5)
10/07/2021 - 12/31/2021	$10.42	$10.45	412,435	$4,300,797	0.00%	0.30%	1.60%	3.78%	3.78%
Invesco V.I. Technology Series I (5)
06/22/2021 - 12/31/2021	$10.52	$10.53	13,090	$137,846	0.00%	0.45%	0.60%	3.85%	3.85%
American Century VP Mid Cap Value Class II
2021	$14.09	$26.83	4,497,905	$101,993,283	1.04%	0.30%	2.00%	20.58%	22.65%
2020	11.63	21.90	4,475,406	84,023,806	1.67%	0.30%	2.00%	(0.89)%	0.81%
2019	11.67	21.75	4,696,915	88,473,524	1.90%	0.30%	2.00%	26.44%	28.61%
2018	9.19	16.93	4,648,111	69,290,350	1.27%	0.30%	2.00%	(14.70)%	(13.22)%
2017	10.73	19.52	4,449,662	78,338,816	1.39%	0.30%	2.00%	9.27%	11.13%
American Funds IS Asset Allocation Class 1 (5)
06/07/2021 - 12/31/2021	$11.17	$11.19	151,172	$1,689,315	3.87%	0.45%	0.60%	4.62%	4.62%
American Funds IS Asset Allocation Fund Class 4
2021	$10.44	$18.66	243,553,523	$4,084,199,482	1.36%	0.30%	2.00%	12.57%	14.50%
2020	13.42	16.37	237,956,490	3,586,425,606	1.47%	0.30%	2.00%	9.94%	11.82%
2019	12.14	14.71	243,250,672	3,309,209,188	1.73%	0.30%	2.00%	18.53%	20.56%
2018	10.19	12.25	246,768,480	2,810,176,638	1.46%	0.30%	2.00%	(6.73)%	(5.12)%
2017	10.87	12.97	240,961,888	2,922,206,753	1.37%	0.30%	2.00%	13.62%	15.56%
American Funds IS Capital Income Builder Class 1 (5)
05/20/2021 - 12/31/2021	$11.20	$11.22	48,890	$547,693	4.24%	0.45%	0.60%	4.88%	4.88%
American Funds IS Capital Income Builder Class 4
2021	$12.80	$14.75	9,400,974	$129,329,044	2.52%	0.30%	2.00%	12.41%	14.34%
2020	11.39	12.90	8,994,388	108,919,873	2.65%	0.30%	2.00%	2.05%	3.80%
2019	11.16	12.43	9,363,187	110,011,255	2.68%	0.30%	2.00%	15.29%	17.27%
2018	9.68	10.60	8,466,870	85,368,961	2.72%	0.30%	2.00%	(9.10)%	(7.53)%
2017	10.65	11.46	7,548,239	82,933,134	2.57%	0.30%	2.00%	10.42%	12.20%
American Funds IS Capital World Bond Class 4
2021	$10.46	$11.57	2,331,909	$25,825,264	1.63%	0.30%	2.00%	(6.92)%	(5.46)%
2020	11.22	12.24	1,710,525	20,165,750	1.11%	0.30%	2.00%	7.45%	9.29%
2019	10.44	11.20	1,477,082	16,045,481	1.46%	0.30%	2.00%	5.41%	7.21%
2018	9.90	10.45	1,258,572	12,821,962	2.20%	0.30%	2.00%	(3.57)%	(1.90)%
2017	10.27	10.65	836,041	8,739,645	0.52%	0.30%	2.00%	4.53%	6.21%
American Funds IS Capital World Growth and Income Class 1 (5)
08/10/2021 - 12/31/2021	$11.04	$11.04	4,259	$47,010	4.11%	0.60%	0.60%	3.00%	3.00%
American Funds IS Capital World Growth and Income Class 4
2021	$16.01	$18.85	4,339,568	$78,541,858	1.59%	0.30%	2.00%	12.20%	14.12%
2020	14.20	16.54	3,388,396	54,092,872	1.16%	0.30%	2.00%	6.40%	8.22%
2019	13.28	15.30	3,022,917	44,898,187	1.93%	0.30%	2.00%	28.14%	30.34%
2018	10.31	11.75	2,456,273	28,176,906	1.68%	0.30%	2.00%	(11.68)%	(10.16)%
2017	11.63	13.09	1,693,500	21,786,618	3.04%	0.30%	2.00%	23.34%	25.32%
American Funds IS Global Balanced Class 4
2021	$14.80	$16.33	5,574,494	$87,287,347	0.83%	0.30%	2.00%	8.27%	10.13%
2020	13.67	14.85	4,845,740	69,376,992	0.89%	0.30%	2.00%	7.82%	9.67%
2019	12.68	13.55	4,799,248	63,144,585	1.14%	0.30%	2.00%	17.83%	19.85%
2018	10.76	11.32	4,336,770	47,966,295	1.17%	0.30%	2.00%	(8.18)%	(6.59)%
2017	11.72	12.13	3,314,682	39,520,262	1.59%	0.30%	2.00%	17.02%	18.90%
American Funds IS Global Growth Class 1 (5)
06/04/2021 - 12/31/2021	$10.79	$10.81	21,594	$233,159	0.69%	0.45%	0.60%	6.47%	6.47%
American Funds IS Global Growth Class 4
2021	$20.64	$27.22	7,592,625	$191,919,469	0.21%	0.30%	2.00%	13.84%	15.79%
2020	18.04	23.54	6,822,409	150,256,254	0.16%	0.30%	2.00%	27.59%	29.78%
2019	14.07	18.15	6,719,991	115,088,564	1.00%	0.30%	2.00%	32.20%	34.47%
2018	10.59	13.51	6,148,518	78,942,770	0.55%	0.30%	2.00%	(11.05)%	(9.51)%
2017	11.84	14.95	4,938,435	70,733,670	0.67%	0.30%	2.00%	28.53%	30.59%

See Notes to Financial Statements	See explanation of references on page SA-82

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
American Funds IS Global Small Capitalization Class 4
2021	$17.53	$20.03	2,600,282	$49,766,826	0.00%	0.30%	2.00%	4.32%	6.11%
2020	16.72	18.88	1,990,423	36,147,533	0.13%	0.30%	2.00%	26.83%	29.00%
2019	13.12	14.64	1,840,128	26,084,787	0.01%	0.30%	2.00%	28.65%	30.85%
2018	10.15	11.19	1,471,715	16,044,129	0.02%	0.30%	2.00%	(12.58)%	(11.07)%
2017	11.57	12.58	705,959	8,722,876	0.39%	0.30%	2.00%	23.14%	25.12%
American Funds IS Growth Class 1 (5)
06/09/2021 - 12/31/2021	$11.36	$11.37	39,950	$454,078	0.90%	0.45%	0.60%	11.93%	11.93%
American Funds IS Growth Class 4
2021	$11.13	$36.61	25,686,479	$802,146,017	0.06%	0.30%	2.00%	19.28%	21.32%
2020	21.83	30.31	24,975,444	648,933,173	0.20%	0.30%	2.00%	48.71%	51.26%
2019	14.61	20.13	25,959,828	449,220,933	0.57%	0.30%	2.00%	27.86%	30.05%
2018	11.37	15.55	26,297,274	352,634,575	0.26%	0.30%	2.00%	(2.49)%	(0.80)%
2017	11.62	15.75	25,511,615	348,008,852	0.45%	0.30%	2.00%	25.46%	27.60%
American Funds IS Growth-Income Class 1 (5)
05/27/2021 - 12/31/2021	$11.91	$11.92	39,377	$469,308	2.69%	0.45%	0.60%	9.90%	9.90%
American Funds IS Growth-Income Class 4
2021	$10.92	$24.35	23,979,496	$518,625,840	0.97%	0.30%	2.00%	21.35%	23.43%
2020	15.15	19.82	22,979,190	406,479,221	1.16%	0.30%	2.00%	11.01%	12.91%
2019	13.58	17.63	24,612,458	388,579,894	1.50%	0.30%	2.00%	23.36%	25.48%
2018	10.95	14.12	25,499,425	323,650,289	1.25%	0.30%	2.00%	(4.01)%	(2.35)%
2017	11.35	14.52	25,370,686	332,875,994	1.30%	0.30%	2.00%	19.67%	21.59%
American Funds IS American High-Income Trust Class 4
2021	$12.44	$14.75	3,604,054	$50,527,382	4.06%	0.30%	1.95%	6.09%	7.86%
2020	11.65	13.69	2,696,891	35,347,472	8.06%	0.30%	1.95%	5.66%	7.41%
2019	10.95	12.76	2,603,736	31,991,057	6.27%	0.30%	1.95%	10.10%	11.93%
2018	9.88	11.41	1,818,203	20,145,019	5.59%	0.30%	1.95%	(4.53)%	(2.93)%
2017	10.28	11.76	1,647,144	18,994,266	7.09%	0.30%	2.00%	4.58%	6.21%
American Funds IS International Class 1 (5)
08/27/2021 - 12/31/2021	$9.41	$9.41	6,444	$60,666	13.64%	0.45%	0.45%	(5.48)%	(5.48)%
American Funds IS International Class 4
2021	$12.73	$15.45	7,892,109	$108,416,162	2.38%	0.30%	2.00%	(3.66)%	(2.01)%
2020	13.21	15.77	7,177,101	101,270,614	0.45%	0.30%	2.00%	11.41%	13.32%
2019	11.86	13.91	7,321,305	91,758,888	1.39%	0.30%	2.00%	20.24%	22.30%
2018	9.86	11.38	5,877,732	60,534,823	1.63%	0.30%	2.00%	(15.13)%	(13.67)%
2017	11.62	13.18	4,423,951	53,104,234	1.59%	0.30%	2.00%	29.29%	31.37%
American Funds IS International Growth and Income Class 1 (5)
05/20/2021 - 12/31/2021	$10.17	$10.18	11,221	$114,141	4.89%	0.45%	0.60%	(1.00)%	(1.00)%
American Funds IS International Growth and Income Class 4
2021	$9.64	$15.14	4,811,132	$61,908,949	2.82%	0.30%	2.00%	3.01%	4.78%
2020	11.54	14.45	4,731,166	58,569,477	1.33%	0.30%	2.00%	3.64%	5.42%
2019	11.08	13.71	4,691,520	55,508,509	2.42%	0.30%	2.00%	20.04%	22.10%
2018	9.18	11.23	4,409,965	43,001,936	2.08%	0.30%	2.00%	(13.22)%	(11.73)%
2017	10.53	12.72	3,960,415	44,043,588	2.25%	0.30%	2.00%	22.26%	24.22%
American Funds IS Managed Risk Asset Allocation Class P1 (5), (6)
06/30/2021 - 09/16/2021	$10.76	$10.76	—	$—	0.00%	0.45%	0.45%	1.59%	1.59%
American Funds IS Managed Risk Asset Allocation Class P2
2021	$10.95	$16.73	12,857,346	$193,789,068	1.36%	0.30%	2.00%	10.28%	12.17%
2020	12.27	14.93	11,596,589	162,109,838	1.51%	0.30%	2.00%	3.79%	5.57%
2019	11.76	14.15	10,804,760	144,266,036	2.29%	0.30%	2.00%	15.65%	17.63%
2018	10.12	12.05	10,040,824	115,008,587	1.37%	0.30%	2.00%	(6.79)%	(5.18)%
2017	10.80	12.72	9,214,722	112,457,169	0.75%	0.30%	2.00%	12.54%	14.35%
American Funds IS New World Fund Class 1 (5)
04/15/2021 - 12/31/2021	$9.72	$9.73	44,148	$429,397	3.02%	0.45%	0.60%	0.47%	0.47%
American Funds IS New World Fund Class 4
2021	$9.56	$18.35	5,135,808	$82,196,698	0.67%	0.30%	2.00%	2.56%	4.32%
2020	14.47	17.59	4,414,153	68,148,249	0.04%	0.30%	2.00%	20.85%	22.92%
2019	11.97	14.31	4,568,328	57,614,643	0.79%	0.30%	2.00%	26.27%	28.43%
2018	9.48	11.14	4,358,296	43,131,184	0.71%	0.30%	2.00%	(15.96)%	(14.51)%
2017	11.28	13.03	3,663,500	42,750,898	0.90%	0.30%	2.00%	26.51%	28.67%
American Funds IS The Bond Fund of America Class 1 (5)
09/14/2021 - 12/31/2021	$9.99	$9.99	10,280	$102,679	8.15%	0.45%	0.45%	(1.00)%	(1.00)%

See Notes to Financial Statements	See explanation of references on page SA-82

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
American Funds IS The Bond Fund of America Class 4
2021	$10.94	$12.08	13,089,539	$152,326,203	1.34%	0.30%	2.00%	(2.56)%	(0.88)%
2020	11.23	12.20	10,104,867	119,129,680	2.23%	0.30%	2.00%	7.21%	9.05%
2019	10.48	11.20	6,600,411	71,857,165	2.80%	0.30%	2.00%	6.92%	8.75%
2018	9.80	10.31	4,611,732	46,516,940	2.63%	0.30%	2.00%	(2.71)%	(1.18)%
2017	10.12	10.44	3,034,732	31,215,177	2.50%	0.30%	2.00%	1.40%	2.98%
American Funds IS U.S. Government Securities Class 1 (5)
10/28/2021 - 12/31/2021	$9.99	$9.99	4,119	$41,164	8.93%	0.45%	0.45%	0.20%	0.20%
American Funds IS U.S. Government Securities Class 4
2021	$10.05	$11.90	6,959,965	$77,445,532	0.94%	0.30%	2.00%	(2.84)%	(1.17)%
2020	10.75	12.05	10,237,716	115,980,599	1.89%	0.30%	2.00%	7.32%	9.15%
2019	10.01	11.05	4,886,622	51,395,885	1.99%	0.30%	2.00%	3.06%	4.83%
2018	9.72	10.55	4,222,318	42,708,133	1.72%	0.30%	2.00%	(1.45)%	0.20%
2017	9.88	10.54	3,866,724	39,414,908	1.07%	0.30%	1.95%	(0.67)%	0.87%
American Funds IS Washington Mutual Investors Class 1 (5)
06/15/2021 - 12/31/2021	$12.12	$12.12	15,591	$188,936	3.54%	0.45%	0.45%	10.46%	10.46%
American Funds IS Washington Mutual Investors Class 4
2021	$10.98	$20.13	10,929,163	$208,192,004	1.33%	0.30%	2.00%	24.99%	27.13%
2020	12.69	15.85	9,569,016	144,970,879	1.63%	0.30%	2.00%	6.32%	8.15%
2019	11.88	14.67	8,965,013	126,418,067	2.08%	0.30%	2.00%	18.64%	20.67%
2018	9.96	12.17	7,269,940	85,722,867	1.96%	0.30%	2.00%	(10.73)%	(9.19)%
2017	11.12	13.41	5,772,293	75,700,161	2.06%	0.30%	2.00%	14.40%	16.24%
BlackRock 60/40 Target Allocation ETF V.I. Class I
2021	$10.42	$17.13	11,615,970	$187,350,089	2.29%	0.30%	2.00%	9.78%	11.66%
2020	13.81	15.36	7,597,641	110,851,315	1.99%	0.30%	2.00%	12.57%	14.32%
2019	12.26	13.45	4,721,834	60,649,968	3.32%	0.30%	1.85%	19.18%	21.04%
2018	10.25	11.12	2,089,209	22,306,050	0.99%	0.30%	1.95%	(6.70)%	(5.23)%
2017	10.95	11.75	1,924,941	21,856,855	2.08%	0.30%	1.95%	12.90%	14.65%
BlackRock Capital Appreciation V.I. Class III
2021	$40.37	$55.36	900,633	$43,998,422	0.00%	0.75%	1.50%	19.09%	19.99%
2020	33.90	46.14	1,006,731	41,083,886	0.00%	0.75%	1.50%	39.41%	40.46%
2019	24.32	32.85	1,292,645	37,523,740	0.00%	0.75%	1.50%	29.59%	30.57%
2018	18.76	25.16	1,475,578	32,796,365	0.00%	0.75%	1.50%	0.60%	1.36%
2017	18.65	24.82	1,718,685	37,766,994	0.00%	0.75%	1.50%	30.97%	31.96%
BlackRock Equity Dividend V.I. Class I (5)
12/07/2021 - 12/31/2021	$11.48	$11.48	31,382	$360,240	2.88%	0.60%	0.60%	2.02%	2.02%
BlackRock Global Allocation V.I. Class I (5)
08/13/2021 - 12/31/2021	$10.26	$10.26	2,484	$25,488	1.23%	0.45%	0.45%	(0.84)%	(0.84)%
BlackRock Global Allocation V.I. Class III
2021	$9.90	$20.24	93,695,265	$1,587,846,702	0.82%	0.30%	2.00%	4.31%	6.10%
2020	13.51	19.09	98,050,229	1,608,721,024	1.26%	0.30%	2.00%	18.32%	20.35%
2019	11.36	15.88	111,381,280	1,537,219,217	1.20%	0.30%	2.00%	15.42%	17.40%
2018	9.79	13.54	132,460,071	1,575,516,857	0.81%	0.30%	2.00%	(9.42)%	(7.86)%
2017	10.75	14.76	151,755,086	1,985,390,161	1.25%	0.30%	2.00%	11.46%	13.26%
BlackRock High Yield V.I. Class I (5)
06/04/2021 - 12/31/2021	$10.36	$10.37	15,776	$163,491	4.47%	0.45%	0.60%	2.10%	2.10%
BlackRock S&P 500 Index V.I. Class I (5)
07/28/2021 - 12/31/2021	$12.26	$12.28	17,525	$215,186	3.68%	0.45%	0.60%	8.71%	8.71%
BlackRock Small Cap Index V.I. Class I (5)
04/15/2021 - 12/31/2021	$9.79	$9.80	43,597	$427,096	3.62%	0.45%	0.60%	(0.20)%	(0.20)%
BlackRock Total Return V.I. Class I (5)
12/07/2021 - 12/31/2021	$9.90	$9.90	5,869	$58,074	1.93%	0.45%	0.45%	(0.18)%	(0.18)%
DFA VA Equity Allocation Institutional Class (5)
08/10/2021 - 12/31/2021	$11.61	$11.62	11,872	$137,853	6.15%	0.45%	0.60%	4.41%	4.41%
DFA VA Global Bond Institutional Class (5)
06/29/2021 - 12/31/2021	$9.84	$9.86	34,026	$335,219	2.34%	0.45%	0.60%	(1.43)%	(1.43)%
DFA VA Global Moderate Allocation Institutional Class (5)
08/10/2021 - 12/31/2021	$10.92	$10.93	16,225	$177,207	4.68%	0.45%	0.60%	2.29%	2.29%
DFA VA International Small Institutional Class (5)
07/08/2021 - 12/31/2021	$10.85	$10.86	16,625	$180,386	7.96%	0.45%	0.60%	2.45%	2.45%
DFA VA International Value Institutional Class (5)
06/15/2021 - 12/31/2021	$11.19	$11.20	67,675	$757,530	13.70%	0.45%	0.60%	(2.67)%	(2.67)%

See Notes to Financial Statements	See explanation of references on page SA-82

 SEPARATE ACCOUNT A

 FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
DFA VA Short-Term Fixed Institutional Class (5)
08/11/2021 - 12/31/2021	$9.93	$9.94	43,736	$434,668	0.02%	0.45%	0.60%	(0.42)%	(0.42)%
DFA VA US Large Value Institutional Class (5)
06/04/2021 - 12/31/2021	$11.90	$11.91	34,289	$408,262	4.42%	0.45%	0.60%	2.58%	2.58%
DFA VA US Targeted Value Institutional Class (5)
04/15/2021 - 12/31/2021	$12.09	$12.11	44,610	$539,712	3.99%	0.45%	0.60%	8.94%	8.94%
Fidelity VIP Contrafund Initial Class (5)
05/20/2021 - 12/31/2021	$12.18	$12.20	10,575	$128,888	0.00%	0.45%	0.60%	18.38%	18.38%
Fidelity VIP Contrafund Service Class 2
2021	$11.65	$36.78	11,743,628	$381,230,239	0.03%	0.30%	2.00%	24.99%	27.13%
2020	17.09	28.96	11,335,278	293,430,933	0.08%	0.30%	2.00%	27.66%	29.84%
2019	13.32	22.33	11,865,835	239,600,500	0.22%	0.30%	2.00%	28.68%	30.88%
2018	10.30	17.08	11,658,277	181,793,911	0.44%	0.30%	2.00%	(8.50)%	(6.92)%
2017	11.22	18.36	10,873,948	184,452,029	0.81%	0.30%	2.00%	19.19%	21.10%
Fidelity VIP Emerging Markets Initial Class (5)
06/04/2021 - 12/31/2021	$8.77	$8.78	14,544	$127,579	6.27%	0.45%	0.60%	(12.18)%	(12.18)%
Fidelity VIP Energy Initial Class (5)
05/20/2021 - 12/31/2021	$13.50	$13.50	5,344	$72,125	3.23%	0.60%	0.60%	13.29%	13.29%
Fidelity VIP Extended Market Index Initial Class (5)
04/15/2021 - 12/31/2021	$10.69	$10.70	69,294	$740,679	8.35%	0.45%	0.60%	3.63%	3.63%
Fidelity VIP FundsManager 60% Service Class 2
2021	$10.40	$21.96	23,783,824	$434,687,452	0.97%	0.30%	2.00%	9.99%	11.87%
2020	13.69	19.65	21,137,865	364,926,775	0.93%	0.30%	2.00%	12.64%	14.58%
2019	12.07	17.16	20,252,337	309,354,003	1.40%	0.30%	2.00%	17.87%	19.89%
2018	10.16	14.33	20,000,705	258,479,033	1.15%	0.30%	2.00%	(8.37)%	(6.79)%
2017	11.02	15.39	17,709,234	249,388,114	1.02%	0.30%	2.00%	14.46%	16.30%
Fidelity VIP Government Money Market Initial Class (5)
06/23/2021 - 12/31/2021	$9.95	$9.96	42,486	$422,970	0.01%	0.45%	0.60%	(0.31)%	(0.31)%
Fidelity VIP Government Money Market Service Class
2021	$8.97	$10.28	40,954,210	$390,780,434	0.01%	0.30%	2.00%	(1.97)%	(0.29)%
2020	9.15	10.31	50,158,206	482,675,916	0.22%	0.30%	2.00%	(1.71)%	(0.02)%
2019	9.30	10.32	32,145,243	312,107,403	1.88%	0.30%	2.00%	(0.10)%	1.61%
2018	9.31	10.15	31,093,930	298,387,548	1.55%	0.30%	2.00%	(0.47)%	1.25%
2017	9.36	10.03	24,835,099	237,510,491	0.56%	0.30%	2.00%	(1.41)%	0.17%
Fidelity VIP Growth Opportunities Initial Class (5)
09/02/2021 - 12/31/2021	$9.98	$10.00	3,896	$38,898	0.00%	0.45%	0.60%	(5.79)%	(5.79)%
Fidelity VIP Index 500 Initial Class (5)
06/15/2021 - 12/31/2021	$12.28	$12.28	6,562	$80,594	2.74%	0.45%	0.45%	12.71%	12.71%
Fidelity VIP Investment Grade Bond Initial Class (5)
09/02/2021 - 12/31/2021	$9.94	$9.96	6,818	$67,828	5.47%	0.45%	0.60%	(1.08)%	(1.08)%
Fidelity VIP Strategic Income Service Class 2
2021	$10.14	$13.58	7,822,262	$99,315,045	2.51%	0.30%	2.00%	1.48%	3.22%
2020	11.52	13.17	7,026,620	87,077,019	3.25%	0.30%	2.00%	5.04%	6.84%
2019	10.89	12.34	6,770,188	79,193,872	3.51%	0.30%	2.00%	8.46%	10.32%
2018	9.97	11.20	5,371,527	57,472,420	3.77%	0.30%	2.00%	(4.76)%	(3.12)%
2017	10.81	11.57	4,681,197	52,169,536	3.40%	0.30%	2.00%	5.42%	7.12%
Fidelity VIP Value Strategies Initial Class (5)
06/04/2021 - 12/31/2021	$12.12	$12.14	13,422	$162,885	3.57%	0.45%	0.60%	3.81%	3.81%
First Trust Dorsey Wright Tactical Core Class I
2021	$14.65	$16.59	3,226,339	$49,725,811	0.39%	0.30%	2.00%	11.62%	13.53%
2020	13.09	14.61	2,656,872	36,362,021	0.48%	0.30%	2.00%	8.89%	10.76%
2019	11.99	13.19	2,969,833	37,027,305	0.63%	0.30%	2.00%	18.59%	20.63%
2018	10.08	10.94	2,604,023	27,160,582	0.40%	0.30%	2.00%	(9.78)%	(8.36)%
2017	11.33	11.93	1,308,313	15,024,297	0.61%	0.30%	1.85%	15.34%	17.02%
First Trust Multi Income Allocation Class I
2021	$10.49	$14.61	1,563,332	$21,222,052	2.34%	0.30%	1.85%	10.62%	12.35%
2020	11.05	13.02	1,416,254	17,366,681	2.22%	0.30%	1.85%	0.61%	2.18%
2019	10.97	12.75	1,339,559	16,214,326	2.48%	0.30%	1.85%	14.25%	16.03%
2018	9.59	11.00	1,249,607	13,161,907	2.50%	0.30%	1.85%	(6.20)%	(4.72)%
2017	10.81	11.56	823,556	9,199,902	2.57%	0.30%	1.85%	4.11%	5.63%

See Notes to Financial Statements	See explanation of references on page SA-82

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
First Trust/Dow Jones Dividend & Income Allocation Class I
2021	$10.94	$21.97	37,604,224	$701,796,584	0.94%	0.30%	2.00%	10.03%	11.91%
2020	12.81	19.65	38,413,073	662,991,395	1.49%	0.30%	2.00%	5.67%	7.48%
2019	12.09	18.30	39,723,807	647,137,550	1.59%	0.30%	2.00%	18.38%	20.41%
2018	10.19	15.22	38,964,983	535,422,561	1.55%	0.30%	2.00%	(6.81)%	(5.20)%
2017	10.92	16.07	37,643,369	554,645,989	1.31%	0.30%	2.00%	11.23%	13.14%
Franklin Allocation VIP Class 2
2021	$19.50	$23.05	1,273,977	$27,644,825	1.73%	0.75%	1.50%	10.02%	10.85%
2020	17.72	20.80	1,319,963	25,870,236	1.49%	0.75%	1.50%	10.08%	10.91%
2019	16.10	18.75	1,342,099	23,727,646	3.55%	0.75%	1.50%	18.07%	18.96%
2018	13.63	15.76	1,325,154	19,722,357	3.06%	0.75%	1.50%	(11.00)%	(10.33)%
2017	15.32	17.58	1,302,134	21,631,845	2.67%	0.75%	1.50%	10.32%	11.14%
Franklin Allocation VIP Class 4
2021	$10.94	$20.92	15,926,805	$277,311,223	1.58%	0.30%	2.00%	9.33%	11.20%
2020	13.59	19.06	16,724,233	269,024,656	1.34%	0.30%	2.00%	9.54%	11.42%
2019	12.22	17.33	18,217,777	266,689,325	3.32%	0.30%	2.00%	17.19%	19.20%
2018	10.27	14.73	20,456,672	254,733,392	2.87%	0.30%	2.00%	(11.38)%	(9.85)%
2017	11.42	16.55	24,332,103	340,451,293	2.54%	0.30%	2.00%	9.57%	11.33%
Franklin Income VIP Class 2
2021	$12.92	$14.49	4,105,312	$55,940,034	4.68%	0.30%	2.00%	14.44%	16.40%
2020	11.29	12.45	4,573,894	53,969,144	6.00%	0.30%	2.00%	(1.30)%	0.39%
2019	11.44	12.40	4,714,785	55,900,700	5.31%	0.30%	2.00%	13.76%	15.71%
2018	10.05	10.72	3,727,163	38,547,708	4.81%	0.30%	2.00%	(6.21)%	(4.59)%
2017	10.72	11.23	3,458,251	37,822,646	4.19%	0.30%	2.00%	7.51%	9.34%
Franklin Mutual Global Discovery VIP Class 2
2021	$13.70	$22.82	9,674,845	$184,263,585	2.59%	0.30%	2.00%	16.77%	18.77%
2020	11.56	19.30	11,609,935	188,576,655	2.41%	0.30%	2.00%	(6.36)%	(4.75)%
2019	12.16	20.35	12,150,356	206,820,911	1.61%	0.30%	2.00%	21.91%	24.00%
2018	9.83	16.49	13,449,622	186,078,604	2.35%	0.30%	2.00%	(12.99)%	(11.48)%
2017	11.12	18.71	14,006,116	220,413,458	1.78%	0.30%	2.00%	6.45%	8.27%
Franklin Rising Dividends VIP Class 1 (5)
05/20/2021 - 12/31/2021	$12.46	$12.46	7,469	$93,075	1.10%	0.60%	0.60%	14.94%	14.94%
Franklin Rising Dividends VIP Class 2
2021	$11.37	$32.37	9,335,978	$264,342,579	0.85%	0.30%	2.00%	24.28%	26.41%
2020	15.52	25.63	9,362,137	212,785,729	1.24%	0.30%	2.00%	13.67%	15.62%
2019	13.58	22.19	10,256,753	203,835,964	1.23%	0.30%	2.00%	26.67%	28.84%
2018	10.67	17.24	9,931,707	154,894,538	1.26%	0.30%	2.00%	(6.97)%	(5.36)%
2017	12.10	18.23	10,043,010	167,633,877	1.51%	0.30%	2.00%	18.18%	20.20%
Franklin Small-Mid Cap Growth VIP Class 1 (5)
07/28/2021 - 12/31/2021	$10.09	$10.09	7,766	$78,393	0.00%	0.45%	0.45%	(1.77)%	(1.77)%
Franklin Strategic Income VIP Class 1 (5)
12/30/2021 - 12/31/2021	$10.12	$10.12	3,442	$34,836	0.00%	0.45%	0.45%	0.00%	0.00%
Templeton Foreign VIP Class 1 (5)
10/19/2021 - 12/31/2021	$9.85	$9.85	3,183	$31,348	0.00%	0.45%	0.45%	(4.22)%	(4.22)%
Templeton Global Bond VIP Class 1 (5)
06/04/2021 - 12/31/2021	$9.53	$9.54	6,122	$58,358	0.00%	0.45%	0.60%	(3.69)%	(3.69)%
Templeton Global Bond VIP Class 2
2021	$8.05	$11.24	8,116,103	$71,643,504	0.00%	0.30%	2.00%	(6.87)%	(5.28)%
2020	8.63	11.92	8,259,570	77,421,248	8.30%	0.30%	2.00%	(7.16)%	(5.56)%
2019	9.28	12.67	9,186,153	91,721,794	7.09%	0.30%	2.00%	(0.01)%	1.71%
2018	9.26	12.52	9,627,263	95,140,630	0.00%	0.30%	2.00%	(0.09)%	1.63%
2017	9.25	12.37	9,560,513	93,539,600	0.00%	0.30%	2.00%	(0.09)%	1.62%
Goldman Sachs VIT Mid Cap Value Institutional Shares (5)
06/15/2021 - 12/31/2021	$12.31	$12.31	9,306	$114,529	0.95%	0.45%	0.45%	11.09%	11.09%
Ivy VIP Asset Strategy Class II
2021	$10.55	$17.08	1,508,099	$19,824,061	1.81%	0.30%	2.00%	8.26%	10.11%
2020	11.87	15.51	1,158,794	14,484,570	1.94%	0.30%	2.00%	11.62%	13.54%
2019	10.63	13.66	1,352,169	15,018,915	2.08%	0.30%	2.00%	19.37%	21.41%
2018	8.91	11.25	1,483,636	13,696,205	1.83%	0.30%	2.00%	(7.32)%	(5.72)%
2017	9.61	11.93	1,570,854	15,529,480	1.54%	0.30%	2.00%	15.94%	17.80%

See Notes to Financial Statements	See explanation of references on page SA-82

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Ivy VIP Energy Class II
2021	$4.42	$5.43	7,973,963	$37,055,143	1.65%	0.30%	2.00%	39.19%	41.57%
2020	3.18	3.87	5,774,234	19,132,655	2.22%	0.30%	2.00%	(38.09)%	(37.02)%
2019	5.13	5.78	2,985,245	15,845,384	0.00%	0.30%	2.00%	1.43%	3.17%
2018	5.06	5.61	2,874,689	14,926,807	0.00%	0.30%	2.00%	(35.45)%	(34.34)%
2017	7.84	8.54	2,560,099	20,441,453	0.74%	0.30%	2.00%	(14.37)%	(12.90)%
Janus Henderson Balanced Institutional Shares (5)
04/08/2021 - 12/31/2021	$11.50	$11.50	162,862	$1,873,093	1.46%	0.45%	0.45%	12.00%	12.00%
Janus Henderson Balanced Service Shares
2021	$11.00	$25.02	278,642,992	$5,810,489,351	0.69%	0.30%	2.00%	14.59%	16.56%
2020	14.95	21.48	221,575,730	4,242,264,305	1.56%	0.30%	2.00%	11.77%	13.69%
2019	13.30	18.92	185,974,655	3,171,059,795	1.71%	0.30%	2.00%	19.85%	21.91%
2018	11.05	15.53	151,998,954	2,154,003,803	1.79%	0.30%	2.00%	(1.57)%	0.13%
2017	11.17	15.53	123,407,941	1,770,974,243	1.44%	0.30%	2.00%	15.80%	17.78%
Janus Henderson Enterprise Institutional Shares (5)
11/10/2021 - 12/31/2021	$11.21	$11.21	1,063	$11,914	0.00%	0.45%	0.45%	0.29%	0.29%
Janus Henderson Flexible Bond Service Shares
2021	$10.84	$12.25	3,371,293	$38,644,273	1.62%	0.30%	2.00%	(3.07)%	(1.41)%
2020	11.18	12.44	3,367,311	39,512,445	2.49%	0.30%	2.00%	8.07%	9.92%
2019	10.35	11.33	2,797,058	30,110,415	2.86%	0.30%	2.00%	7.11%	8.95%
2018	9.66	10.41	2,570,835	25,650,617	2.64%	0.30%	2.00%	(3.25)%	(1.58)%
2017	9.98	10.59	2,770,207	28,344,424	2.55%	0.30%	2.00%	1.31%	2.94%
JPMorgan Insurance Trust Core Bond Class 1
2021	$9.90	$16.26	10,896	$173,997	1.86%	0.45%	1.60%	(2.92)%	(2.73)%
2020	16.17	16.72	10,472	174,914	2.05%	1.40%	1.60%	6.13%	6.35%
2019	15.24	15.72	11,823	185,713	2.50%	1.40%	1.60%	6.46%	6.67%
2018	14.31	14.74	11,899	175,221	2.46%	1.40%	1.60%	(1.55)%	(1.35)%
2017	14.54	14.94	25,121	375,134	2.52%	1.40%	1.60%	1.93%	2.14%
JPMorgan Insurance Trust Global Allocation Class 2
2021	$14.28	$16.14	940,958	$14,092,258	0.81%	0.30%	1.85%	7.26%	8.94%
2020	13.32	14.81	941,553	13,072,807	1.69%	0.30%	1.85%	13.28%	15.05%
2019	11.75	12.87	980,418	11,941,301	2.06%	0.30%	2.00%	14.44%	16.23%
2018	10.21	11.08	993,900	10,545,527	0.00%	0.30%	2.00%	(8.18)%	(6.59)%
2017	11.12	11.86	754,917	8,639,406	1.62%	0.30%	2.00%	14.54%	16.38%
JPMorgan Insurance Trust Income Builder Class 2
2021	$12.46	$13.88	1,173,884	$15,313,348	2.66%	0.30%	2.00%	6.23%	7.89%
2020	11.63	12.86	1,169,287	14,215,565	3.29%	0.30%	2.00%	3.13%	4.90%
2019	11.27	12.26	1,080,178	12,639,900	3.07%	0.30%	2.00%	12.01%	13.93%
2018	10.06	10.76	874,702	9,065,181	0.00%	0.30%	2.00%	(6.81)%	(5.20)%
2017	10.80	11.35	760,276	8,380,795	3.58%	0.30%	2.00%	9.50%	11.26%
JPMorgan Insurance Trust Mid Cap Value Class 1
2021	$38.29	$39.66	3,136	$123,458	0.90%	1.40%	1.60%	27.82%	28.08%
2020	29.95	30.96	3,139	96,543	1.45%	1.40%	1.60%	(1.22)%	(1.03)%
2019	30.32	31.28	3,229	100,340	1.61%	1.40%	1.60%	24.75%	25.00%
2018	24.31	25.03	3,373	83,917	0.97%	1.40%	1.60%	(13.24)%	(13.07)%
2017	28.02	28.79	3,381	96,807	0.79%	1.40%	1.60%	11.96%	12.19%
JPMorgan Insurance Trust U.S. Equity Class 1
2021	$53.72	$53.72	558	$29,969	0.73%	1.40%	1.40%	27.54%	27.54%
2020	42.12	42.12	561	23,635	0.76%	1.40%	1.40%	23.52%	23.52%
2019	34.10	34.10	584	19,926	0.85%	1.40%	1.40%	29.92%	29.92%
2018	26.25	26.25	588	15,447	0.62%	1.40%	1.40%	(7.48)%	(7.48)%
2017	28.37	28.37	2,329	66,081	0.88%	1.40%	1.40%	20.63%	20.63%
ClearBridge Variable Aggressive Growth - Class II
2021	$14.93	$17.01	923,502	$14,749,250	0.16%	0.30%	2.00%	7.92%	9.71%
2020	13.74	15.50	980,629	14,337,024	0.66%	0.30%	2.00%	15.40%	17.38%
2019	11.82	13.21	877,736	11,023,937	0.85%	0.30%	2.00%	22.34%	24.37%
2018	9.60	10.62	678,630	6,923,122	0.41%	0.30%	2.00%	(10.34)%	(8.84)%
2017	11.08	11.65	583,639	6,588,820	0.30%	0.30%	2.00%	13.70%	15.52%
Western Asset Core Plus VIT Class I (5)
06/04/2021 - 12/31/2021	$9.86	$9.87	61,519	$607,169	10.03%	0.45%	0.60%	(0.06)%	(0.06)%

See Notes to Financial Statements	See explanation of references on page SA-82

 SEPARATE ACCOUNT A

 FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Lord Abbett Bond Debenture Class VC
2021	$10.04	$15.77	11,553,854	$166,063,844	3.36%	0.30%	2.00%	1.23%	2.97%
2020	11.74	15.33	9,342,834	131,580,408	3.97%	0.30%	2.00%	5.18%	6.98%
2019	11.11	14.34	9,128,556	121,162,936	4.31%	0.30%	2.00%	11.11%	13.01%
2018	9.94	12.70	7,732,403	91,539,827	4.49%	0.30%	2.00%	(5.93)%	(4.31)%
2017	11.03	13.29	7,119,649	88,873,085	4.58%	0.30%	2.00%	7.06%	8.78%
Lord Abbett Total Return Class VC
2021	$10.88	$14.37	23,613,019	$300,017,160	1.92%	0.30%	2.00%	(2.22)%	(0.54)%
2020	11.13	14.51	23,597,269	303,123,564	2.38%	0.30%	2.00%	5.30%	7.10%
2019	10.57	13.61	24,454,607	295,798,025	2.64%	0.30%	2.00%	6.26%	8.08%
2018	9.91	12.65	25,481,194	287,709,206	3.16%	0.30%	2.00%	(3.00)%	(1.32)%
2017	10.14	12.88	25,749,327	296,912,405	2.42%	0.30%	2.00%	1.81%	3.45%
MFS International Growth - Initial Class (5)
06/28/2021 - 12/31/2021	$10.52	$10.54	50,476	$531,144	0.70%	0.45%	0.60%	0.39%	0.39%
MFS Massachusetts Investors Growth Stock - Service Class
2021	$25.98	$27.33	3,191,183	$86,898,259	0.03%	0.75%	1.50%	23.79%	24.72%
2020	20.99	21.91	3,719,603	81,263,271	0.22%	0.75%	1.50%	20.38%	21.29%
2019	17.43	18.07	4,417,128	79,615,791	0.34%	0.75%	1.50%	37.51%	38.54%
2018	12.68	13.04	5,156,328	67,121,008	0.33%	0.75%	1.50%	(0.93)%	(0.18)%
2017	12.80	13.06	5,881,500	76,740,305	0.41%	0.75%	1.50%	26.20%	27.15%
MFS New Discovery Series - Initial Class (5)
06/04/2021 - 12/31/2021	$9.19	$9.20	51,616	$474,580	0.00%	0.45%	0.60%	(2.60)%	(2.60)%
MFS Total Return Series - Service Class
2021	$11.06	$22.39	25,716,660	$487,383,226	1.63%	0.30%	2.00%	11.58%	13.49%
2020	12.70	19.80	25,334,270	439,107,285	2.09%	0.30%	2.00%	7.35%	9.19%
2019	11.77	18.21	26,668,585	428,357,165	2.13%	0.30%	2.00%	17.74%	19.76%
2018	9.95	15.28	27,386,021	372,281,332	1.96%	0.30%	2.00%	(7.75)%	(6.15)%
2017	10.73	16.36	29,971,293	440,019,701	2.19%	0.30%	2.00%	9.81%	11.69%
MFS Utilities Series - Initial Class (5)
05/27/2021 - 12/31/2021	$11.32	$11.33	3,473	$39,321	3.21%	0.45%	0.60%	9.35%	9.35%
MFS Utilities Series - Service Class
2021	$16.71	$21.05	3,442,435	$62,595,733	1.55%	0.30%	2.00%	11.57%	13.48%
2020	14.95	18.56	3,359,918	54,424,836	2.14%	0.30%	2.00%	3.53%	5.31%
2019	14.41	17.65	3,834,815	59,832,797	3.85%	0.30%	2.00%	22.33%	24.43%
2018	11.75	14.20	3,586,304	45,546,448	0.85%	0.30%	2.00%	(1.20)%	0.51%
2017	11.87	14.14	3,260,393	41,643,404	4.17%	0.30%	2.00%	12.23%	14.04%
MFS Value Series - Initial Class (5)
06/01/2021 - 12/31/2021	$12.15	$12.17	1,860	$22,607	2.30%	0.45%	0.60%	7.65%	7.65%
MFS Value Series - Service Class
2021	$28.71	$36.46	2,845,409	$90,326,492	1.14%	0.75%	1.50%	23.29%	24.22%
2020	23.29	29.35	3,263,118	83,597,607	1.36%	0.75%	1.50%	1.68%	2.45%
2019	22.90	28.65	3,365,420	84,221,535	1.89%	0.75%	1.50%	27.58%	28.54%
2018	17.95	22.29	3,700,200	72,135,293	1.32%	0.75%	1.50%	(11.70)%	(11.03)%
2017	20.33	25.05	3,800,832	83,439,888	1.73%	0.75%	1.50%	15.61%	16.47%
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S
2021	$12.75	$14.44	240,676	$3,225,085	0.34%	0.30%	1.80%	15.84%	17.59%
2020	11.01	12.28	144,364	1,648,886	0.89%	0.30%	1.80%	6.33%	7.93%
2019	10.36	11.38	137,355	1,452,167	0.17%	0.30%	1.80%	13.20%	14.91%
2018	9.15	9.90	100,732	938,759	0.00%	0.30%	1.80%	(8.45)%	(7.16)%
2017	9.99	10.30	64,702	652,725	0.00%	0.40%	1.80%	4.84%	6.26%
TOPS Balanced ETF Class 1 (5)
11/10/2021 - 12/31/2021	$10.61	$10.61	5,092	$54,014	0.00%	0.60%	0.60%	0.25%	0.25%
TOPS Growth ETF Class 1 (5)
02/19/2021 - 12/31/2021	$11.00	$11.02	23,646	$260,159	0.79%	0.45%	0.60%	9.87%	9.87%
PIMCO All Asset - Advisor Class
2021	$13.89	$14.26	384,604	$5,400,952	10.31%	0.30%	1.85%	13.92%	15.58%
05/28/2020 - 12/31/2020	12.19	12.31	202,159	2,474,456	4.23%	0.40%	1.85%	17.17%	17.31%
PIMCO CommodityRealReturn Strategy - Advisor Class
2021	$6.49	$13.03	2,992,278	$22,232,847	4.15%	0.30%	2.00%	30.48%	32.71%
2020	4.97	9.82	1,545,855	8,631,904	6.09%	0.30%	2.00%	(0.78)%	0.93%
2019	5.01	9.73	1,378,881	7,605,029	4.35%	0.30%	2.00%	9.15%	11.02%
2018	4.59	8.77	1,366,854	6,776,551	1.99%	0.30%	2.00%	(15.91)%	(14.46)%
2017	5.46	10.25	1,223,238	7,120,775	10.87%	0.30%	2.00%	0.03%	1.74%

See Notes to Financial Statements	See explanation of references on page SA-82

 SEPARATE ACCOUNT A

 FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
PIMCO Emerging Markets Bond Institutional Class (5)
05/27/2021 - 12/31/2021	$9.79	$9.80	16,290	$159,513	4.84%	0.45%	0.60%	(1.26)%	(1.26)%
PIMCO Income - Advisor Class
2021	$10.01	$11.38	1,783,521	$20,022,762	2.84%	0.30%	2.00%	0.03%	1.59%
05/07/2020 - 12/31/2020	11.09	11.20	470,049	5,238,100	3.43%	0.30%	1.85%	11.14%	11.14%
PIMCO Low Duration Institutional Class (5)
08/31/2021 - 12/31/2021	$9.87	$9.87	4,367	$43,104	0.83%	0.45%	0.45%	(0.94)%	(0.94)%
PIMCO Total Return Institutional Class (5)
06/04/2021 - 12/31/2021	$9.89	$9.91	11,473	$113,523	2.04%	0.45%	0.60%	0.17%	0.17%
PSF International Growth Class II
2021	$29.15	$31.37	2,290	$69,012	0.00%	1.40%	1.75%	10.14%	10.53%
2020	26.47	28.39	2,402	65,593	0.00%	1.40%	1.75%	29.30%	29.75%
2019	20.47	21.88	2,538	53,491	0.00%	1.40%	1.75%	29.62%	30.07%
2018	15.79	16.82	2,732	44,330	0.00%	1.40%	1.75%	(14.72)%	(14.42)%
2017	18.52	19.65	3,029	57,516	0.00%	1.40%	1.75%	33.08%	33.54%
PSF Mid-Cap Growth Class II
2021	$58.35	$62.66	491	$29,170	0.00%	1.40%	1.75%	8.32%	8.70%
2020	53.87	57.64	478	26,210	0.00%	1.40%	1.75%	44.35%	44.86%
2019	37.32	39.79	2,188	81,961	0.00%	1.40%	1.75%	34.78%	35.25%
2018	27.69	29.42	3,261	91,288	0.00%	1.40%	1.75%	(9.78)%	(9.46)%
2017	30.69	32.49	3,595	111,362	0.00%	1.40%	1.75%	19.83%	20.25%
PSF PGIM Jennison Growth Class Growth II
2021	$59.99	$62.48	1,991	$122,631	0.00%	1.40%	1.60%	13.72%	13.95%
2020	52.76	54.83	2,253	122,083	0.00%	1.40%	1.60%	53.10%	53.41%
2019	34.46	35.74	2,267	80,093	0.00%	1.40%	1.60%	30.71%	30.98%
2018	26.36	27.29	2,270	61,280	0.00%	1.40%	1.75%	(2.76)%	(2.56)%
2017	26.45	28.01	6,326	170,351	0.00%	1.40%	1.75%	33.78%	34.25%
PSF PGIM Jennison Value Class II
2021	$29.97	$32.18	3,274	$102,897	0.00%	1.40%	1.75%	25.08%	25.51%
2020	23.96	25.64	3,391	84,936	0.00%	1.40%	1.75%	1.36%	1.71%
2019	23.64	25.21	3,503	86,339	0.00%	1.40%	1.75%	23.40%	23.83%
2018	19.16	20.35	5,417	107,427	0.00%	1.40%	1.75%	(11.80)%	(11.49)%
2017	21.72	23.00	5,785	129,739	0.00%	1.40%	1.75%	14.49%	14.89%
Schwab Government Money Market (5), (6)
06/09/2021 - 07/09/2021	$9.98	$9.98	—	$—	0.01%	0.60%	0.60%	(0.05)%	(0.05)%
2020
2019
05/07/2018 - 09/06/2018	9.86	9.86	—	—	1.56%	0.60%	0.60%	0.32%	0.32%
2017
Schwab S&P 500 Index Fund (5)
04/15/2021 - 12/31/2021	$12.27	$12.29	646,971	$7,947,848	1.05%	0.45%	0.60%	15.04%	15.04%
Schwab VIT Balanced
2021	$13.64	$15.70	4,750,975	$74,263,716	1.32%	0.60%	1.00%	7.11%	7.54%
2020	12.74	14.60	4,960,747	72,154,553	1.87%	0.60%	1.00%	7.15%	7.58%
2019	11.89	13.57	4,795,185	64,871,472	1.74%	0.60%	1.00%	13.11%	13.56%
2018	10.51	11.95	4,934,852	58,844,444	1.33%	0.60%	1.00%	(5.59)%	(5.21)%
2017	11.13	12.61	4,673,447	58,777,056	1.19%	0.60%	1.00%	8.91%	9.35%
Schwab VIT Balanced with Growth
2021	$15.16	$18.25	8,750,082	$157,164,117	1.34%	0.60%	1.00%	10.31%	10.76%
2020	13.74	16.47	9,090,166	147,549,098	2.05%	0.60%	1.00%	8.99%	9.43%
2019	12.61	15.05	9,832,786	145,983,472	1.86%	0.60%	1.00%	16.87%	17.34%
2018	10.79	12.83	10,008,190	126,869,239	1.54%	0.60%	1.00%	(7.64)%	(7.26)%
2017	11.68	13.83	10,035,039	137,192,784	1.38%	0.60%	1.00%	12.57%	13.02%
Schwab VIT Growth
2021	$16.59	$21.01	8,380,425	$174,453,014	1.31%	0.60%	1.00%	13.53%	13.98%
2020	14.61	18.44	8,553,128	156,509,222	2.02%	0.60%	1.00%	10.23%	10.67%
2019	13.26	16.66	9,197,186	152,169,454	1.76%	0.60%	1.00%	19.64%	20.12%
2018	11.08	13.87	9,611,058	132,422,989	1.49%	0.60%	1.00%	(9.27)%	(8.91)%
2017	12.21	15.22	9,505,102	143,880,388	1.34%	0.60%	1.00%	15.98%	16.44%

See Notes to Financial Statements	See explanation of references on page SA-82

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
State Street Total Return V.I.S. Class 3
2021	$10.95	$26.97	19,124,200	$378,586,903	1.78%	0.30%	2.00%	10.96%	12.86%
2020	11.97	23.92	21,256,530	383,179,392	1.62%	0.30%	2.00%	4.04%	5.82%
2019	11.44	22.63	23,459,047	406,020,577	2.02%	0.30%	2.00%	13.28%	15.22%
2018	10.05	19.66	26,335,073	404,148,979	1.86%	0.30%	2.00%	(8.47)%	(6.89)%
2017	10.93	21.13	28,254,998	478,275,225	1.73%	0.30%	2.00%	12.99%	14.92%
T. Rowe Price Blue Chip Growth - I (5)
05/20/2021 - 12/31/2021	$11.10	$11.11	5,658	$62,832	0.00%	0.45%	0.60%	11.93%	11.93%
T. Rowe Price Equity Income - I (5)
05/27/2021 - 12/31/2021	$11.85	$11.87	9,815	$116,412	1.92%	0.45%	0.60%	3.12%	3.12%
T. Rowe Price Health Sciences - I (5)
05/20/2021 - 12/31/2021	$10.51	$10.52	27,656	$290,718	0.00%	0.45%	0.60%	9.95%	9.95%
VanEck VIP Global Resources Class S
2021	$7.62	$10.57	2,542,123	$21,787,494	0.31%	0.30%	2.00%	16.33%	18.32%
2020	6.55	8.93	2,482,148	17,927,047	0.79%	0.30%	2.00%	16.47%	18.47%
2019	5.63	7.54	2,395,794	14,683,220	0.00%	0.30%	2.00%	9.34%	11.21%
2018	5.15	6.78	2,121,470	11,751,306	0.00%	0.30%	2.00%	(29.85)%	(28.64)%
2017	7.34	9.50	2,200,630	17,210,080	0.00%	0.30%	2.00%	(3.91)%	(2.36)%
Vanguard VIF Balanced (5)
04/20/2021 - 12/31/2021	$11.61	$11.62	350,026	$4,067,133	0.00%	0.45%	0.60%	11.37%	11.37%
Vanguard VIF Capital Growth (5)
04/15/2021 - 12/31/2021	$11.18	$11.20	31,631	$353,911	0.00%	0.45%	0.60%	6.37%	6.37%
Vanguard VIF Conservative Allocation (5)
06/11/2021 - 12/31/2021	$10.37	$10.38	237,720	$2,467,280	0.00%	0.45%	0.60%	1.58%	1.58%
Vanguard VIF Diversified Value (5)
06/28/2021 - 12/31/2021	$12.25	$12.26	69,707	$853,777	0.00%	0.45%	0.60%	8.26%	8.26%
Vanguard VIF Equity Income (5)
05/20/2021 - 12/31/2021	$12.06	$12.08	23,308	$281,222	0.00%	0.45%	0.60%	7.60%	7.60%
Vanguard VIF Equity Index (5)
08/20/2021 - 12/31/2021	$12.28	$12.28	212,163	$2,604,985	0.00%	0.45%	0.45%	7.61%	7.61%
Vanguard VIF Global Bond Index (5)
08/10/2021 - 12/31/2021	$9.86	$9.87	89,388	$881,132	0.00%	0.45%	0.60%	(1.07)%	(1.07)%
Vanguard VIF Growth (5)
06/28/2021 - 12/31/2021	$11.13	$11.14	58,457	$650,554	0.00%	0.45%	0.60%	5.37%	5.37%
Vanguard VIF High Yield Bond (5)
07/29/2021 - 12/31/2021	$10.24	$10.25	38,653	$395,887	0.00%	0.45%	0.60%	0.62%	0.62%
Vanguard VIF International (5)
06/04/2021 - 12/31/2021	$8.84	$8.85	20,011	$176,994	0.00%	0.45%	0.60%	(5.60)%	(5.60)%
Vanguard VIF Mid-Cap Index (5)
06/03/2021 - 12/31/2021	$11.63	$11.64	59,953	$697,633	0.00%	0.45%	0.60%	9.62%	9.62%
Vanguard VIF Moderate Allocation (5)
05/28/2021 - 12/31/2021	$10.63	$10.65	633,207	$6,740,837	0.00%	0.45%	0.60%	3.74%	3.74%
Vanguard VIF Real Estate Index (5)
07/08/2021 - 12/31/2021	$13.32	$13.34	15,024	$200,384	0.00%	0.45%	0.60%	13.57%	13.57%
Vanguard VIF Short-Term Investment-Grade (5)
07/27/2021 - 12/31/2021	$9.89	$9.91	116,337	$1,151,665	0.00%	0.45%	0.60%	(1.11)%	(1.11)%
Vanguard VIF Total Bond Market Index (5)
06/16/2021 - 12/31/2021	$9.88	$9.89	651,423	$6,439,338	0.00%	0.45%	0.60%	0.25%	0.25%
Vanguard VIF Total International Stock Market Index (5)
04/15/2021 - 12/31/2021	$10.26	$10.27	299,572	$3,075,817	0.00%	0.45%	0.60%	0.93%	0.93%
Vanguard VIF Total Stock Market Index (5)
06/01/2021 - 12/31/2021	$11.80	$11.82	296,337	$3,501,023	0.00%	0.45%	0.60%	11.30%	11.30%

See Notes to Financial Statements	See explanation of references on page SA-82

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS (Continued)

Explanation of References for Financial Highlights on pages SA-68 to SA-81

(1)   The AUV is presented as a range from lowest to highest based on the ending AUV for all product groupings as of December 31 of each year or period ended. The lowest and highest AUV may be the same for a variable account if there is only one product which had investments at the end of the year or period.

(2)   The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios, divided by the average daily net assets (See Note 3 in Notes to Financial Statements). These ratios exclude those expenses, such as mortality and expense risk (“M&E”) fees, administrative fees, and additional death benefit rider charges, if any, that are assessed against contract owner accounts, either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.

(3)   The expense ratios represent annualized contract fees and expenses of the Separate Account divided by the average daily net assets for each period indicated. These ratios include only those expenses that result in a direct reduction of unit values. Excluded are expenses of the underlying portfolios in which the variable accounts invest and charges made directly to contract owner accounts through the redemption of units (See Note 4 in Notes to Financial Statements). The expense ratios are presented as a range of lowest to highest based on the product groupings. The expense ratios for periods of less than one full year are annualized.

(4)   Total returns reflect changes in unit values of the underlying portfolios and deductions for M&E fees, administrative fees, and additional death benefit rider charges, if any, assessed through the daily AUV calculation. These fees and charges are assessed at annual rates ranging from 0.30% to 2.00% based on the average daily net assets of each variable account as discussed in Note 4 in Notes to Financial Statements. Total returns do not include deductions at the separate account or contract level for any premium loads, maintenance fees, premium tax charges, withdrawal and surrender charges, charges for other optional benefit riders, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Total returns are presented as a range from lowest to highest values based on the product grouping representing the minimum to maximum expense ratio amounts. Total returns for those contracts which commenced operations subsequent to the beginning of the year or period indicated for each variable account may not be within the ranges presented, and these contracts are excluded when calculating the total returns from lowest to highest as presented in the table. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.

(5)   Operations commenced or resumed during 2021 (See Note 1 in Notes to Financial Statements).

(6)   All units were fully redeemed or transferred prior to December 31, 2021. The AUV is as of the period ended as indicated.

See Notes to Financial Statements

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Separate Account A (the “Separate Account”) of Pacific Life Insurance Company (“Pacific Life”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account consists of subaccounts (each, a “Variable Account” and collectively, the “Variable Accounts”) which invest in shares of corresponding portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of registered investment management companies (each, a “Fund” and collectively, the “Funds”). As of December 31, 2021, the Fund investment options are Pacific Select Fund (See Note 4), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series®, BlackRock Variable Series Funds, Inc., BlackRock Variable Series Fund II, Inc., DFA Investment Dimensions Group Inc., Fidelity Variable Insurance Products Funds, First Trust Variable Insurance Trust, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Variable Insurance Portfolios, Janus Aspen Series, JPMorgan Insurance Trust, Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Neuberger Berman Advisers Management Trust, Northern Lights Variable Trust, PIMCO Variable Insurance Trust, Prudential Series Fund, Schwab Annuity Portfolios, State Street Variable Insurance Series Funds, Inc., T. Rowe Price Equity Series, Inc., Van Eck VIP Trust, and Vanguard Variable Insurance Fund. The Variable Accounts which have not commenced operations as of December 31, 2021 are not presented in this annual report.

Each of the Portfolios pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.

The following Variable Accounts changed names during 2021:

Current Variable Account Names	Former Variable Account Names
Invesco V.I. Global Series II	Invesco Oppenheimer V.I. Global Series II
American Funds IS The Bond Fund of America Class 4	American Funds IS Bond Class 4
American Funds IS Capital World Growth and Income Class 4	American Funds IS Global Growth and Income Fund Class 4
American Funds IS American High-Income Trust Class 4	American Funds IS High-Income Bond Class 4
American Funds IS U.S. Government Securities Fund Class 4	American Funds IS U.S. Government/AAA-Rated Securities Class 4
American Funds IS Washington Mutual Investors Class 4	American Funds IS Blue Chip Income and Growth Class 4
PSF International Growth Class II	SP International Growth Class II
PSF Mid-Cap Growth Class II	SP Prudential U.S. Emerging Growth Class II
PSF PGIM Jennison Growth Class Growth II	Jennison Class II
PSF PGIM Jennison Value Class II	Value Class II
VanEck VIP Global Resources Class S	VanEck VIP Global Hard Assets Class S

The following Variable Accounts commenced or resumed operations during 2021:

	Commenced		Commenced
	or Resumed		or Resumed
Variable Accounts	Operations on	Variable Accounts	Operations on
Floating Rate Income Class P	May 27, 2021	American Funds IS Capital Income Builder Class 1	May 20, 2021
Intermediate Bond Class I	November 3, 2021	American Funds IS Capital World Growth and Income Class 1	August 10, 2021
Hedged Equity Class I	May 4, 2021	American Funds IS Global Growth Class 1	June 4, 2021
Hedged Equity Class P	August 13, 2021	American Funds IS Growth Class 1	June 9, 2021
International Growth Class I	November 2, 2021	American Funds IS Growth-Income Class 1	May 27, 2021
ESG Diversified Class I	May 17, 2021	American Funds IS International Class 1	August 27, 2021
ESG Diversified Growth Class I	November 16, 2021	American Funds IS International Growth and Income Class 1	May 20, 2021
PSF DFA Balanced Allocation Class P	June 25, 2021	American Funds IS New World Fund Class 1	April 15, 2021
Pacific Dynamix - Conservative Growth Class P	August 13, 2021	American Funds IS The Bond Fund of America Class 1	September 14, 2021
Pacific Dynamix - Moderate Growth Class P	September 9, 2021	American Funds IS U.S. Government Securities Class 1	October 28, 2021
Pacific Dynamix - Growth Class P	February 19, 2021	American Funds IS Washington Mutual Investors Class 1	June 15, 2021
Invesco Oppenheimer V.I. International Growth Series I	September 14, 2021	BlackRock Equity Dividend V.I. Class I	December 7, 2021
Invesco V.I. Balanced-Risk Allocation Series I	June 18, 2021	BlackRock Global Allocation V.I. Class I	August 13, 2021
Invesco V.I. Discovery Mid Cap Growth Series I	June 4, 2021	BlackRock High Yield V.I. Class I	June 4, 2021
Invesco V.I. Main Street Small Cap Series I	August 12, 2021	BlackRock S&P 500 Index V.I. Class I	July 28, 2021
Invesco V.I. Nasdaq 100 Buffer - September Series II	October 12, 2021	BlackRock Small Cap Index V.I. Class I	April 15, 2021
Invesco V.I. S&P 500 Buffer - September Series I	November 11, 2021	BlackRock Total Return V.I. Class I	December 7, 2021
Invesco V.I. S&P 500 Buffer - September Series II	October 7, 2021	DFA VA Equity Allocation Institutional Class	August 10, 2021
Invesco V.I. Technology Series I	June 22, 2021	DFA VA Global Bond Institutional Class	June 29, 2021
American Funds IS Asset Allocation Class 1	June 7, 2021	DFA VA Global Moderate Allocation Institutional Class	August 10, 2021

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

	Commenced		Commenced
	or Resumed		or Resumed
Variable Accounts	Operations on	Variable Accounts	Operations on
DFA VA International Small Institutional Class	July 8, 2021	TOPS Balanced ETF Class 1	November 10, 2021
DFA VA International Value Institutional Class	June 15, 2021	TOPS Growth ETF Class 1	February 19, 2021
DFA VA Short-Term Fixed Institutional Class	August 11, 2021	PIMCO Emerging Markets Bond Institutional Class	May 27, 2021
DFA VA US Large Value Institutional Class	June 4, 2021	PIMCO Low Duration Institutional Class	August 31, 2021
DFA VA US Targeted Value Institutional Class	April 15, 2021	PIMCO Total Return Institutional Class	June 4, 2021
Fidelity VIP Contrafund Initial Class	May 20, 2021	Schwab S&P 500 Index Fund	April 15, 2021
Fidelity VIP Emerging Markets Initial Class	June 4, 2021	T. Rowe Price Blue Chip Growth - I	May 20, 2021
Fidelity VIP Energy Initial Class	May 20, 2021	T. Rowe Price Equity Income - I	May 27, 2021
Fidelity VIP Extended Market Index Initial Class	April 15, 2021	T. Rowe Price Health Sciences - I	May 20, 2021
Fidelity VIP Government Money Market Initial Class	June 23, 2021	Vanguard VIF Balanced	April 20, 2021
Fidelity VIP Growth Opportunities Initial Class	September 2, 2021	Vanguard VIF Capital Growth	April 15, 2021
Fidelity VIP Index 500 Initial Class	June 15, 2021	Vanguard VIF Conservative Allocation	June 11, 2021
Fidelity VIP Investment Grade Bond Initial Class	September 2, 2021	Vanguard VIF Diversified Value	June 28, 2021
Fidelity VIP Value Strategies Initial Class	June 4, 2021	Vanguard VIF Equity Income	May 20, 2021
Franklin Rising Dividends VIP Class 1	May 20, 2021	Vanguard VIF Equity Index	August 20, 2021
Franklin Small-Mid Cap Growth VIP Class 1	July 28, 2021	Vanguard VIF Global Bond Index	August 10, 2021
Franklin Strategic Income VIP Class 1	December 30, 2021	Vanguard VIF Growth	June 28, 2021
Templeton Foreign VIP Class 1	October 19, 2021	Vanguard VIF High Yield Bond	July 29, 2021
Templeton Global Bond VIP Class 1	June 4, 2021	Vanguard VIF International	June 4, 2021
Goldman Sachs VIT Mid Cap Value Institutional Shares	June 15, 2021	Vanguard VIF Mid-Cap Index	June 3, 2021
Janus Henderson Balanced Institutional Shares	April 8, 2021	Vanguard VIF Moderate Allocation	May 28, 2021
Janus Henderson Enterprise Institutional Shares	November 10, 2021	Vanguard VIF Real Estate Index	July 8, 2021
Western Asset Core Plus VIT Class I	June 4, 2021	Vanguard VIF Short-Term Investment-Grade	July 27, 2021
MFS International Growth - Initial Class	June 28, 2021	Vanguard VIF Total Bond Market Index	June 16, 2021
MFS New Discovery Series - Initial Class	June 4, 2021	Vanguard VIF Total International Stock Market Index	April 15, 2021
MFS Utilities Series - Initial Class	May 27, 2021	Vanguard VIF Total Stock Market Index	June 1, 2021
MFS Value Series - Initial Class	June 1, 2021

The American Funds IS Managed Risk Asset Allocation Class P1 and Schwab Government Money Market Variable Accounts commenced or resumed operations on June 30, 2021 and June 9, 2021, respectively, and all units were fully redeemed or transferred prior to December 31, 2021.

On April 30, 2020, the Inflation Strategy Class I and Currency Strategies Class I Variable Accounts were liquidated. On October 30, 2020, the International Equity Income Variable Account was liquidated. Any units that remained in each of these three Variable Accounts after the close of business on the liquidation dates were transferred to the Fidelity VIP Government Money Market Service Class Variable Account. Such transfers were based on the applicable Variable Accounts’ accumulation unit values and the relative net asset values of the respective Portfolios as of the close of the business of the liquidation dates. Because these three Variable Accounts were liquidated prior to December 31, 2020, no other information for these Variable Accounts are included in this annual report.

On June 1, 2020, the net assets of the PIMCO All Asset All Authority Portfolio (Advisor Class), the underlying Portfolio for the PIMCO All Asset All Authority - Advisor Class Variable Account, were transferred to the PIMCO All Asset Portfolio (Advisor Class), the underlying Portfolio for the PIMCO All Asset - Advisor Class Variable Account, through a reorganization. In connection with this reorganization, any units that remained in the PIMCO All Asset All Authority - Advisor Class Variable Account after the close of business on June 1, 2020 were transferred to the PIMCO All Asset - Advisor Class Variable Account. Such transfers were based on the applicable Variable Account accumulation unit values and the relative net asset values of the respective Portfolios, as of the close of business on June 1, 2020. The PIMCO All Asset All Authority - Advisor Class Variable Account is not included in this annual report.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable annuity contracts, are obligations of Pacific Life.

The Separate Account funds individual flexible premium deferred variable annuity contracts (the "Contracts"). The investments of the Separate Account are carried at fair value.

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

A. Valuation of Investments

Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividends and capital gains distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account are included within the total operations of Pacific Life, which files income tax returns as part of the Pacific Mutual Holding Company consolidated federal income tax return. Under the current tax law, no federal income taxes are expected to be paid with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law.

D. Contracts in Payout Period

Net assets allocated to Contracts in payout period are computed, on a current basis, according to the Annuity 2000 Mortality Table or 2012 IAR Mortality Table depending on the year of annuitization. The assumed investment return is 4.0 or 5.0 percent depending on the product. The mortality risk is fully borne by Pacific Life and may result in additional amounts being transferred into the Variable Accounts by Pacific Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed the amounts required, transfers may be made to Pacific Life. These transfers, if any, are shown as adjustments to net assets allocated to contracts in payout (annuitization) period in the accompanying Statements of Changes in Net Assets.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividend and capital gain distributions, if any, received from the Portfolios are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

Each of the Portfolios in the Pacific Select Fund is treated as a partnership for federal income tax purposes only (the “Partnership Portfolios”). The Partnership Portfolios are not required to distribute taxable income and capital gains for federal income tax purposes. Therefore, no dividend or capital gain distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year ended December 31, 2021.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

Pacific Life deducts from the Separate Account daily charges for mortality and expense risks (“M&E”) and administrative fees Pacific Life assumes, and additional death benefit rider charges, if applicable. Contracts funded by the Separate Account currently being sold or administered, along with their respective annual expense rates, are summarized in the following table. The mortality risk assumed by Pacific Life is the risk that the annuitant will live longer than predicted and will receive more annuity payments than anticipated. Pacific Life also assumes mortality risk in connection with any death benefit paid under the Contracts. The expense risk assumed is that expenses incurred in administering the Contracts and the Separate Account will exceed the amounts realized from fees and charges assessed against the Contracts. These charges are assessed daily at the following annual rates based on the average daily net assets of each Variable Account and result in a direct reduction in unit values. M&E fees and administrative fees are included in the Statements of Operations.

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

	Death Benefit Options

		With Return of Investment
Pacific Advisory Contracts	Standard Death Benefit	(ROI) Death Benefit Rider
M&E Charge	0.15%	0.15%
Administrative Fee	0.15%	0.15%
Platform Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.15%
Total Annual Expenses	0.45%	0.60%

Pacific Choice Contracts (Without Stepped-Up	Standard Death Benefit	Standard Death Benefit	Standard Death Benefit
Death Benefit II Rider Charge)	With 5 Year Option	With 3 Year Option	With 0 Year Option
M&E Charge	0.95%	1.25%	1.35%
Administrative Fee	0.25%	0.25%	0.25%
Total Annual Expenses	1.20%	1.50%	1.60%

Pacific Choice Contracts (With Stepped-Up	Standard Death Benefit	Standard Death Benefit	Standard Death Benefit
Death Benefit II Rider Charge)	With 5 Year Option	With 3 Year Option	With 0 Year Option
M&E Charge	0.95%	1.25%	1.35%
Administrative Fee	0.25%	0.25%	0.25%
Death Benefit Rider Charge	0.20%	0.20%	0.20%
Total Annual Expenses	1.40%	1.70%	1.80%

		With Return of Purchase
Pacific Choice Income	Standard Death Benefit	Payments Death Benefit Rider
M&E Charge	0.90%	0.90%
Administrative Fee	0.25%	0.25%
Death Benefit Rider Charge	None	0.15%
Total Annual Expenses	1.15%	1.30%

		With Stepped-Up Death
Pacific Destinations and		Benefit Rider or Stepped-Up
Pacific Destination O - Series Contracts	Standard Death Benefit	Death Benefit II Rider
M&E Charge	0.60%	0.60%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	0.75%	0.95%

		With Stepped-Up
Pacific Destinations B Contracts	Standard Death Benefit	Death Benefit Rider
M&E Charge	1.15%	1.15%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.30%	1.50%

		With Stepped-Up
Pacific Journey Contracts	Standard Death Benefit	Death Benefit Rider
M&E Charge	0.90%	0.90%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.05%	1.25%

	Without Stepped-Up Death			With Stepped-Up Death
	Benefit Rider and Four Year	With Stepped-Up Death	With Four Year Withdrawal	Benefit Rider and Four Year
Pacific Journey Select Contracts	Withdrawal Charge Option	Benefit Rider Only	Charge Option Only	Withdrawal Charge Option
M&E Charge	0.95%	0.95%	0.95%	0.95%
Administrative Fee	0.15%	0.15%	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%	None	0.20%
Four Year Withdrawal Charge	None	None	0.35%	0.35%
Total Annual Expenses	1.10%	1.30%	1.45%	1.65%

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

	Death Benefit Options
	Without Stepped-Up Death			With Stepped-Up Death
	Benefit Rider II and Four Year	With Stepped-Up Death	With Four Year Withdrawal	Benefit Rider II and Four Year
Pacific Navigator Contracts	Withdrawal Charge Option	Benefit Rider II Only	Charge Option Only	Withdrawal Charge Option
M&E Charge	1.05%	1.05%	1.05%	1.05%
Administrative Fee	0.25%	0.25%	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%	None	0.20%
Four Year Withdrawal Charge	None	None	0.45%	0.45%
Total Annual Expenses	1.30%	1.50%	1.75%	1.95%

Pacific Odyssey Contracts		With Stepped-Up
(issued on or after 12/1/2016)	Standard Death Benefit	Death Benefit Rider
M&E Charge	0.15%	0.15%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	0.30%	0.50%

Pacific Odyssey Contracts		With Stepped-Up	With Premier
(issued prior to 12/1/2016)	Standard Death Benefit	Death Benefit Rider	Death Benefit Rider
M&E Charge	0.15%	0.15%	0.15%
Administrative Fee	0.25%	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%	0.35%
Total Annual Expenses	0.40%	0.60%	0.75%

Pacific One Select (issued prior to 8/1/2006)		With Stepped-Up	With Premier
and Pacific Innovations Select Contracts	Standard Death Benefit	Death Benefit Rider	Death Benefit Rider
M&E Charge	1.40%	1.40%	1.40%
Administrative Fee	0.25%	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%	0.35%
Total Annual Expenses	1.65%	1.85%	2.00%

Pacific One and Pacific		With Stepped-Up
Portfolios Contracts	Standard Death Benefit	Death Benefit Rider
M&E Charge	1.25%	1.25%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.40%	1.60%

Pacific One Select (issued on or after 8/1/2006)		With Stepped-Up
and Pacific Value Edge Contracts	Standard Death Benefit	Death Benefit Rider
M&E Charge	1.50%	1.50%
Administrative Fee	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.75%	1.95%

		With Return of Purchase	With Stepped-Up
Pacific Quest	Standard Death Benefit	Payments Death Benefit Rider	Death Benefit Rider
M&E Charge	0.70%	0.70%	0.70%
Administrative Fee	0.25%	0.25%	0.25%
Death Benefit Rider Charge	None	0.10%	0.40%
Total Annual Expenses	0.95%	1.05%	1.35%

		With Stepped-Up	With Premier
Pacific Value and Pacific Innovations Contracts	Standard Death Benefit	Death Benefit Rider	Death Benefit Rider
M&E Charge	1.25%	1.25%	1.25%
Administrative Fee	0.15%	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%	0.35%
Total Annual Expenses	1.40%	1.60%	1.75%

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

	Death Benefit Options

		With Stepped-Up
Pacific Value Select Contracts	Standard Death Benefit	Death Benefit Rider
M&E Charge	1.45%	1.45%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.60%	1.80%

		With Stepped-Up
Pacific Voyages Contracts	Standard Death Benefit	Death Benefit Rider
M&E Charge	1.00%	1.00%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.15%	1.35%

Schwab Retirement		With Return of Purchase	With Stepped-Up
Income Variable Annuity Contracts	Standard Death Benefit	Payments Death Benefit Rider	Death Benefit Rider
M&E Charge	0.35%	0.35%	0.35%
Administrative Fee	0.25%	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%	0.40%
Total Annual Expenses	0.60%	0.80%	1.00%

Under the Contracts, Pacific Life makes certain deductions from the net assets of each Variable Account through a redemption of units for maintenance fees, any other optional riders, any state premium taxes, and any withdrawal and surrender charges, and are shown as a decrease in net assets from contract owner transactions in the accompanying Statements of Changes in Net Assets. For certain Contracts, a surrender charge is imposed if the Contract is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual Contract. Most Contracts offer optional benefits that can be added to the Contract by rider. The charges for riders can range depending on the individual Contract. These fees and charges are assessed directly to each Contract owner account through redemption of units. Withdrawal and surrender charges are included in contract benefits and terminations; and maintenance fees, any other optional benefit riders and state premium taxes are included in contract charges and deductions in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by Pacific Life and are not reflected in the accompanying financial statements.

In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which they invest.

The assets of certain Variable Accounts invest in Class D, Class I, or Class P shares of the corresponding Portfolios of the Pacific Select Fund (“PSF”). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific non-12b-1 service fee for class I shares and a class-specific 12b-1 distribution and service fee for class D shares to Pacific Select Distributors, LLC (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s non-12b-1 Service Plan and 12b-1 Distribution and Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and distribution and/or service fee rates are disclosed in the notes to financial statements of PSF, which are provided separately. For the year ended December 31, 2021, PLFA received net advisory fees from the Portfolios of PSF at effective annual rates ranging from 0.05% to 0.90%, and PSD received a non-12b-1 service fee of 0.20% on Class I shares only and a 12b-1 service fee of 0.20% and a distribution fee of 0.05% on Class D shares only, all of which are based on the average daily net assets of each Portfolio.

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of the Contracts funded by interests in the Separate Account, without remuneration from the Separate Account.

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

6. FAIR VALUE MEASUREMENTS

The Variable Accounts characterize their holdings in the Portfolios as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 —	Quoted prices (unadjusted) in active markets for identical holdings

Level 2 —	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 —	Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2021, the Variable Accounts’ holdings as presented in the Investments section of this report were all categorized as Level 1 under the three-tier hierarchy of inputs.

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year or period ended December 31, 2021 and 2020 were as follows:

	2021			2020
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Core Income Class I	923,205	(779,210)	143,995	3,460,747	(2,422,289)	1,038,458
Diversified Bond Class I	5,078,589	(3,191,874)	1,886,715	5,530,045	(3,513,208)	2,016,837
Floating Rate Income Class I	4,164,053	(2,945,672)	1,218,381	2,320,607	(5,441,240)	(3,120,633)
Floating Rate Income Class P	80,299	(530)	79,769
High Yield Bond Class I	3,004,709	(3,126,365)	(121,656)	3,806,524	(4,624,931)	(818,407)
Inflation Managed Class I	4,548,831	(2,355,657)	2,193,174	2,455,954	(2,435,188)	20,766
Intermediate Bond Class I	98,583	(1,969)	96,614
Managed Bond Class I	5,780,026	(5,253,133)	526,893	7,066,548	(6,517,073)	549,475
Short Duration Bond Class I	10,923,250	(9,545,617)	1,377,633	14,166,465	(13,289,124)	877,341
Emerging Markets Debt Class I	426,900	(386,411)	40,489	503,742	(700,552)	(196,810)
Dividend Growth Class I	2,716,315	(2,522,163)	194,152	2,985,011	(3,176,165)	(191,154)
Equity Index Class I	11,496,757	(7,070,888)	4,425,869	9,023,906	(8,436,705)	587,201
Focused Growth Class I	1,288,158	(1,026,131)	262,027	1,671,072	(2,028,214)	(357,142)
Growth Class I	1,666,821	(1,633,196)	33,625	2,559,644	(2,607,344)	(47,700)
Hedged Equity Class I	4,125,259	(593,078)	3,532,181
Hedged Equity Class P	11,331	(110)	11,221
Large-Cap Growth Class I	1,913,799	(2,439,452)	(525,653)	3,287,632	(3,247,955)	39,677
Large-Cap Value Class I	2,301,536	(1,705,848)	595,688	1,488,041	(1,883,129)	(395,088)
Main Street Core Class I	509,497	(1,351,891)	(842,394)	653,509	(2,027,857)	(1,374,348)
Mid-Cap Equity Class I	1,435,596	(1,150,438)	285,158	947,313	(1,500,293)	(552,980)
Mid-Cap Growth Class I	1,769,154	(2,310,510)	(541,356)	2,327,910	(3,334,250)	(1,006,340)
Mid-Cap Value Class I	1,870,873	(1,229,477)	641,396	913,280	(1,451,437)	(538,157)
Small-Cap Equity Class I	1,268,750	(978,151)	290,599	634,697	(672,112)	(37,415)
Small-Cap Growth Class I	1,326,172	(1,305,457)	20,715	1,199,474	(1,800,841)	(601,367)
Small-Cap Index Class I	2,712,916	(2,390,155)	322,761	2,678,647	(2,700,032)	(21,385)
Small-Cap Value Class I	1,950,381	(1,639,389)	310,992	1,180,117	(1,407,260)	(227,143)
Value Class I	813,035	(1,716,913)	(903,878)	1,752,427	(2,030,715)	(278,288)
Value Advantage Class I	1,743,331	(900,761)	842,570	954,664	(632,875)	321,789
Emerging Markets Class I	2,011,814	(1,610,194)	401,620	1,318,252	(2,093,120)	(774,868)
International Growth Class I	44,003	(220)	43,783
International Large-Cap Class I	1,870,931	(2,220,432)	(349,501)	1,974,213	(2,920,638)	(946,425)
International Small-Cap Class I	522,026	(701,855)	(179,829)	526,656	(783,746)	(257,090)
International Value Class I	2,255,434	(2,434,367)	(178,933)	1,948,100	(2,026,444)	(78,344)
Health Sciences Class I	1,574,858	(1,460,465)	114,393	1,855,741	(2,409,780)	(554,039)
Real Estate Class I	1,104,597	(1,173,247)	(68,650)	1,038,527	(1,465,599)	(427,072)
Technology Class I	2,056,777	(2,305,619)	(248,842)	3,736,825	(3,683,179)	53,646
ESG Diversified Class I	516,188	(58,110)	458,078
ESG Diversified Growth Class I	31,581	(8,717)	22,864
PSF DFA Balanced Allocation Class D	5,722,227	(2,335,529)	3,386,698	5,117,765	(2,286,699)	2,831,066
PSF DFA Balanced Allocation Class P	147,450	(272)	147,178
Pacific Dynamix - Conservative Growth Class I	5,853,820	(6,695,586)	(841,766)	7,460,876	(6,797,814)	663,062

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

	2021			2020
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Pacific Dynamix - Conservative Growth Class P	7,601	(46)	7,555
Pacific Dynamix - Moderate Growth Class I	22,841,735	(19,137,660)	3,704,075	15,844,876	(20,604,849)	(4,759,973)
Pacific Dynamix - Moderate Growth Class P	17,609	(95)	17,514
Pacific Dynamix - Growth Class I	25,988,171	(7,612,736)	18,375,435	22,672,191	(8,204,957)	14,467,234
Pacific Dynamix - Growth Class P	21,814	(114)	21,700
Portfolio Optimization Conservative Class I	18,859,971	(32,777,216)	(13,917,245)	43,603,510	(41,000,206)	2,603,304
Portfolio Optimization Moderate-Conservative Class I	5,349,035	(20,207,921)	(14,858,886)	9,067,901	(26,011,097)	(16,943,196)
Portfolio Optimization Moderate Class I	16,525,176	(73,931,146)	(57,405,970)	20,519,492	(87,556,716)	(67,037,224)
Portfolio Optimization Growth Class I	10,047,820	(53,870,762)	(43,822,942)	13,100,550	(65,727,499)	(52,626,949)
Portfolio Optimization Aggressive-Growth Class I	2,980,652	(11,539,981)	(8,559,329)	3,111,184	(14,775,087)	(11,663,903)
Invesco Oppenheimer V.I. International Growth Series I	1,835	(4)	1,831
Invesco Oppenheimer V.I. International Growth Series II	397,755	(209,908)	187,847	275,748	(207,460)	68,288
Invesco V.I. Balanced-Risk Allocation Series I	2,216	(6)	2,210
Invesco V.I. Balanced-Risk Allocation Series II	2,505,361	(3,243,260)	(737,899)	2,296,164	(3,898,592)	(1,602,428)
Invesco V.I. Discovery Mid Cap Growth Series I	3,135	(277)	2,858
Invesco V.I. Equity and Income Series II	477,002	(733,954)	(256,952)	554,016	(635,818)	(81,802)
Invesco V.I. Global Real Estate Series II	239,901	(199,644)	40,257	283,037	(316,427)	(33,390)
Invesco V.I. Global Series II	269,345	(206,457)	62,888	158,702	(389,876)	(231,174)
Invesco V.I. Main Street Small Cap Series I	5,845	(22)	5,823
Invesco V.I. Nasdaq 100 Buffer - September Series II	46,596	(622)	45,974
Invesco V.I. S&P 500 Buffer - September Series I	1,771	(2)	1,769
Invesco V.I. S&P 500 Buffer - September Series II	413,131	(696)	412,435
Invesco V.I. Technology Series I	13,115	(25)	13,090
American Century VP Mid Cap Value Class II	946,025	(923,526)	22,499	971,322	(1,192,831)	(221,509)
American Funds IS Asset Allocation Class 1	152,019	(847)	151,172
American Funds IS Asset Allocation Class 4	39,643,097	(34,046,064)	5,597,033	31,941,578	(37,235,760)	(5,294,182)
American Funds IS Capital Income Builder Class 1	49,423	(533)	48,890
American Funds IS Capital Income Builder Class 4	1,619,302	(1,212,716)	406,586	1,404,557	(1,773,356)	(368,799)
American Funds IS Capital World Bond Class 4	933,312	(311,928)	621,384	515,733	(282,290)	233,443
American Funds IS Capital World Growth and Income Class 1	4,267	(8)	4,259
American Funds IS Capital World Growth and Income Class 4	1,500,897	(549,725)	951,172	789,668	(424,189)	365,479
American Funds IS Global Balanced Class 4	1,375,270	(646,516)	728,754	749,272	(702,780)	46,492
American Funds IS Global Growth Class 1	21,777	(183)	21,594
American Funds IS Global Growth Class 4	2,189,966	(1,419,750)	770,216	1,663,945	(1,561,527)	102,418
American Funds IS Global Small Capitalization Class 4	1,068,473	(458,614)	609,859	470,487	(320,192)	150,295
American Funds IS Growth Class 1	40,161	(211)	39,950
American Funds IS Growth Class 4	5,635,549	(4,924,514)	711,035	5,976,075	(6,960,459)	(984,384)
American Funds IS Growth-Income Class 1	39,580	(203)	39,377
American Funds IS Growth-Income Class 4	4,835,479	(3,835,173)	1,000,306	3,257,912	(4,891,180)	(1,633,268)
American Funds IS American High-Income Trust Class 4	1,661,279	(754,116)	907,163	1,168,126	(1,074,971)	93,155
American Funds IS International Class 1	6,447	(3)	6,444
American Funds IS International Class 4	1,807,388	(1,092,380)	715,008	1,386,499	(1,530,703)	(144,204)
American Funds IS International Growth and Income Class 1	11,245	(24)	11,221
American Funds IS International Growth and Income Class 4	907,387	(827,421)	79,966	853,738	(814,092)	39,646
American Funds IS Managed Risk Asset Allocation Class P1	54,357	(54,357)	—
American Funds IS Managed Risk Asset Allocation Class P2	3,249,969	(1,989,212)	1,260,757	2,843,611	(2,051,782)	791,829
American Funds IS New World Fund Class 1	44,191	(43)	44,148
American Funds IS New World Fund Class 4	1,584,932	(863,277)	721,655	881,296	(1,035,471)	(154,175)
American Funds IS The Bond Fund of America Class 1	10,288	(8)	10,280
American Funds IS The Bond Fund of America Class 4	5,561,239	(2,576,567)	2,984,672	5,917,142	(2,412,686)	3,504,456
American Funds IS U.S. Government Securities Class 1	4,120	(1)	4,119
American Funds IS U.S. Government Securities Class 4	2,896,778	(6,174,529)	(3,277,751)	15,022,460	(9,671,366)	5,351,094
American Funds IS Washington Mutual Investors Class 1	15,746	(155)	15,591
American Funds IS Washington Mutual Investors Class 4	2,914,306	(1,554,159)	1,360,147	2,513,851	(1,909,848)	604,003
BlackRock 60/40 Target Allocation ETF V.I. Class I	5,121,759	(1,103,430)	4,018,329	3,548,029	(672,222)	2,875,807

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

	2021			2020
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
BlackRock Capital Appreciation V.I. Class III	99,689	(205,787)	(106,098)	69,747	(355,661)	(285,914)
BlackRock Equity Dividend V.I. Class I	31,403	(21)	31,382
BlackRock Global Allocation V.I. Class I	2,505	(21)	2,484
BlackRock Global Allocation V.I. Class III	11,378,494	(15,733,458)	(4,354,964)	5,673,830	(19,004,881)	(13,331,051)
BlackRock High Yield V.I. Class I	16,038	(262)	15,776
BlackRock S&P 500 Index V.I. Class I	17,564	(39)	17,525
BlackRock Small Cap Index V.I. Class I	43,849	(252)	43,597
BlackRock Total Return V.I. Class I	5,869	—	5,869
DFA VA Equity Allocation Institutional Class	11,895	(23)	11,872
DFA VA Global Bond Institutional Class	34,055	(29)	34,026
DFA VA Global Moderate Allocation Institutional Class	16,258	(33)	16,225
DFA VA International Small Institutional Class	16,774	(149)	16,625
DFA VA International Value Institutional Class	68,137	(462)	67,675
DFA VA Short-Term Fixed Institutional Class	44,105	(369)	43,736
DFA VA US Large Value Institutional Class	35,143	(854)	34,289
DFA VA US Targeted Value Institutional Class	45,667	(1,057)	44,610
Fidelity VIP Contrafund Initial Class	10,607	(32)	10,575
Fidelity VIP Contrafund Service Class 2	2,641,220	(2,232,870)	408,350	2,776,000	(3,306,557)	(530,557)
Fidelity VIP Emerging Markets Initial Class	14,711	(167)	14,544
Fidelity VIP Energy Initial Class	5,360	(16)	5,344
Fidelity VIP Extended Market Index Initial Class	70,163	(869)	69,294
Fidelity VIP FundsManager 60% Service Class 2	5,536,354	(2,890,395)	2,645,959	4,443,297	(3,557,769)	885,528
Fidelity VIP Government Money Market Initial Class	90,146	(47,660)	42,486
Fidelity VIP Government Money Market Service Class	43,669,749	(52,873,745)	(9,203,996)	81,100,322	(63,087,359)	18,012,963
Fidelity VIP Growth Opportunities Initial Class	3,905	(9)	3,896
Fidelity VIP Index 500 Initial Class	6,622	(60)	6,562
Fidelity VIP Investment Grade Bond Initial Class	6,902	(84)	6,818
Fidelity VIP Strategic Income Service Class 2	2,805,261	(2,009,619)	795,642	2,195,632	(1,939,200)	256,432
Fidelity VIP Value Strategies Initial Class	13,901	(479)	13,422
First Trust Dorsey Wright Tactical Core Class I	1,239,367	(669,900)	569,467	520,773	(833,734)	(312,961)
First Trust Multi Income Allocation Class I	372,931	(225,853)	147,078	278,826	(202,131)	76,695
First Trust/Dow Jones Dividend & Income Allocation Class I	5,293,591	(6,102,440)	(808,849)	6,420,535	(7,731,269)	(1,310,734)
Franklin Allocation VIP Class 2	78,109	(124,095)	(45,986)	116,917	(139,053)	(22,136)
Franklin Allocation VIP Class 4	1,421,915	(2,219,343)	(797,428)	1,425,625	(2,919,169)	(1,493,544)
Franklin Income VIP Class 2	456,730	(925,312)	(468,582)	956,158	(1,097,049)	(140,891)
Franklin Mutual Global Discovery VIP Class 2	695,351	(2,630,441)	(1,935,090)	2,298,628	(2,839,049)	(540,421)
Franklin Rising Dividends VIP Class 1	7,542	(73)	7,469
Franklin Rising Dividends VIP Class 2	1,704,029	(1,730,188)	(26,159)	1,536,808	(2,431,424)	(894,616)
Franklin Small-Mid Cap Growth VIP Class 1	7,789	(23)	7,766
Franklin Strategic Income VIP Class 1	3,442	—	3,442
Templeton Foreign VIP Class 1	3,186	(3)	3,183
Templeton Global Bond VIP Class 1	6,208	(86)	6,122
Templeton Global Bond VIP Class 2	1,665,445	(1,808,912)	(143,467)	1,756,650	(2,683,233)	(926,583)
Goldman Sachs VIT Mid Cap Value Institutional Shares	9,339	(33)	9,306
Ivy VIP Asset Strategy Class II	703,373	(354,068)	349,305	80,081	(273,456)	(193,375)
Ivy VIP Energy Class II	8,557,566	(6,357,837)	2,199,729	8,631,012	(5,842,023)	2,788,989
Janus Henderson Balanced Institutional Shares	163,962	(1,100)	162,862
Janus Henderson Balanced Service Shares	88,410,391	(31,343,129)	57,067,262	64,451,088	(28,850,013)	35,601,075
Janus Henderson Enterprise Institutional Shares	1,063	—	1,063
Janus Henderson Flexible Bond Service Shares	1,191,766	(1,187,784)	3,982	1,604,689	(1,034,436)	570,253
JPMorgan Insurance Trust Core Bond Class 1	477	(53)	424	—	(1,351)	(1,351)
JPMorgan Insurance Trust Global Allocation Class 2	214,640	(215,235)	(595)	87,265	(126,130)	(38,865)
JPMorgan Insurance Trust Income Builder Class 2	168,903	(164,306)	4,597	245,596	(156,487)	89,109
JPMorgan Insurance Trust Mid Cap Value Class 1	—	(3)	(3)	—	(90)	(90)
JPMorgan Insurance Trust U.S. Equity Class 1	—	(3)	(3)	—	(23)	(23)
ClearBridge Variable Aggressive Growth - Class II	326,691	(383,818)	(57,127)	349,422	(246,529)	102,893

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

	2021			2020
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Western Asset Core Plus VIT Class I	63,084	(1,565)	61,519
Lord Abbett Bond Debenture Class VC	3,816,048	(1,605,028)	2,211,020	2,554,039	(2,339,761)	214,278
Lord Abbett Total Return Class VC	3,793,493	(3,777,743)	15,750	4,443,896	(5,301,234)	(857,338)
MFS International Growth - Initial Class	50,560	(84)	50,476
MFS Massachusetts Investors Growth Stock - Service Class	199,805	(728,225)	(528,420)	285,269	(982,794)	(697,525)
MFS New Discovery Series - Initial Class	51,817	(201)	51,616
MFS Total Return Series - Service Class	5,080,760	(4,698,370)	382,390	3,550,035	(4,884,350)	(1,334,315)
MFS Utilities Series - Initial Class	3,483	(10)	3,473
MFS Utilities Series - Service Class	836,064	(753,547)	82,517	995,237	(1,470,134)	(474,897)
MFS Value Series - Initial Class	1,871	(11)	1,860
MFS Value Series - Service Class	221,834	(639,543)	(417,709)	433,809	(536,111)	(102,302)
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S	142,183	(45,871)	96,312	44,279	(37,270)	7,009
TOPS Balanced ETF Class 1	5,092	—	5,092
TOPS Growth ETF Class 1	23,721	(75)	23,646
PIMCO All Asset - Advisor Class	289,620	(107,175)	182,445	228,936	(26,777)	202,159
PIMCO CommodityRealReturn Strategy - Advisor Class	2,391,281	(944,858)	1,446,423	439,066	(272,092)	166,974
PIMCO Emerging Markets Bond Institutional Class	16,788	(498)	16,290
PIMCO Income - Advisor Class	1,489,662	(176,190)	1,313,472	643,971	(173,922)	470,049
PIMCO Low Duration Institutional Class	4,377	(10)	4,367
PIMCO Total Return Institutional Class	11,739	(266)	11,473
PSF International Growth Class II	—	(112)	(112)	—	(136)	(136)
PSF Mid-Cap Growth Class II	18	(5)	13	306	(2,016)	(1,710)
PSF PGIM Jennison Growth Class Growth II	—	(262)	(262)	—	(14)	(14)
PSF PGIM Jennison Value Class II	—	(117)	(117)	—	(112)	(112)
Schwab Government Money Market	10,019	(10,019)	—
Schwab S&P 500 Index Fund	651,714	(4,743)	646,971
Schwab VIT Balanced	444,279	(654,051)	(209,772)	857,774	(692,212)	165,562
Schwab VIT Balanced with Growth	239,322	(579,406)	(340,084)	145,802	(888,422)	(742,620)
Schwab VIT Growth	706,449	(879,152)	(172,703)	382,152	(1,026,210)	(644,058)
State Street Total Return V.I.S. Class 3	1,231,952	(3,364,282)	(2,132,330)	1,986,882	(4,189,399)	(2,202,517)
T. Rowe Price Blue Chip Growth - I	5,670	(12)	5,658
T. Rowe Price Equity Income - I	10,208	(393)	9,815
T. Rowe Price Health Sciences - I	27,974	(318)	27,656
VanEck VIP Global Resources Class S	1,924,028	(1,864,053)	59,975	2,055,275	(1,968,921)	86,354
Vanguard VIF Balanced	357,347	(7,321)	350,026
Vanguard VIF Capital Growth	31,683	(52)	31,631
Vanguard VIF Conservative Allocation	254,115	(16,395)	237,720
Vanguard VIF Diversified Value	70,606	(899)	69,707
Vanguard VIF Equity Income	23,414	(106)	23,308
Vanguard VIF Equity Index	213,224	(1,061)	212,163
Vanguard VIF Global Bond Index	89,432	(44)	89,388
Vanguard VIF Growth	58,877	(420)	58,457
Vanguard VIF High Yield Bond	39,217	(564)	38,653
Vanguard VIF International	20,243	(232)	20,011
Vanguard VIF Mid-Cap Index	64,122	(4,169)	59,953
Vanguard VIF Moderate Allocation	638,762	(5,555)	633,207
Vanguard VIF Real Estate Index	15,078	(54)	15,024
Vanguard VIF Short-Term Investment-Grade	116,492	(155)	116,337
Vanguard VIF Total Bond Market Index	655,711	(4,288)	651,423
Vanguard VIF Total International Stock Market Index	301,163	(1,591)	299,572
Vanguard VIF Total Stock Market Index	318,409	(22,072)	296,337

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life Insurance Company:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Separate Account A of Pacific Life Insurance Company (the “Separate Account”) comprising the variable accounts listed in Appendix A, including the schedules of investments as of December 31, 2021, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in Appendix A, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Variable Accounts constituting the Separate Account A of Pacific Life Insurance Company as of December 31, 2021, the results of their operations, changes in their net assets, and financial highlights for each of the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2021, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California
February 24, 2022

We have served as the auditor of Separate Account A of Pacific Life Insurance Company since 1996.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Core Income Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Diversified Bond Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Floating Rate Income Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Floating Rate Income Class P	For the period May 27, 2021 (commencement of operations) through December 31, 2021

High Yield Bond Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Inflation Managed Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Intermediate Bond Class I	For the period November 3, 2021 (commencement of operations) through December 31, 2021

Managed Bond Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Short Duration Bond Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Emerging Markets Debt Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Dividend Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Equity Index Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Focused Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Hedged Equity Class I	For the period May 4, 2021 (commencement of operations) through December 31, 2021

Hedged Equity Class P	For the period August 13, 2021 (commencement of operations) through December 31, 2021

Large-Cap Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Large-Cap Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Main Street® Core Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Mid-Cap Equity Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Mid-Cap Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Mid-Cap Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Small-Cap Equity Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Small-Cap Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Small-Cap Index Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Small-Cap Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Value Advantage Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Emerging Markets Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

International Growth Class I	For the period November 2, 2021 (commencement of operations) through December 31, 2021

International Large-Cap Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

International Small-Cap Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

International Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Health Sciences Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Real Estate Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Technology Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

ESG Diversified Class I	For the period May 17, 2021 (commencement of operations) through December 31, 2021

ESG Diversified Growth Class I	For the period November 16, 2021 (commencement of operations) through December 31, 2021

PSF DFA Balanced Allocation Class D	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

PSF DFA Balanced Allocation Class P	For the period June 25, 2021 (commencement of operations) through December 31, 2021

Pacific Dynamix - Conservative Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Pacific Dynamix - Conservative Growth Class P	For the period August 13, 2021 (commencement of operations) through December 31, 2021

Pacific Dynamix - Moderate Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Pacific Dynamix - Moderate Growth Class P	For the period September 9, 2021 (commencement of operations) through December 31, 2021

Pacific Dynamix - Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Pacific Dynamix - Growth Class P	For the period February 19, 2021 (commencement of operations) through December 31, 2021

Portfolio Optimization Conservative Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Portfolio Optimization Moderate-Conservative Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Portfolio Optimization Moderate Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Portfolio Optimization Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Portfolio Optimization Aggressive-Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Invesco Oppenheimer V.I. International Growth Series I	For the period September 14, 2021 (commencement of operations) through December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Invesco Oppenheimer V.I. International Growth Series II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Invesco® V.I. Balanced-Risk Allocation Series I	For the period June 18, 2021 (commencement of operations) through December 31, 2021

Invesco® V.I. Balanced-Risk Allocation Series II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Invesco® V.I. Discovery Mid Cap Growth Series I	For the period June 4, 2021 (commencement of operations) through December 31, 2021

Invesco® V.I. Equity and Income Series II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Invesco® V.I. Global Real Estate Series II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Invesco® V.I. Global Series II (formerly Invesco Oppenheimer V.I. Global Series II)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Invesco® V.I. Main Street Small Cap Series I	For the period August 12, 2021 (commencement of operations) through December 31, 2021

Invesco® V.I. Nasdaq 100 Buffer - September Series II	For the period October 12, 2021 (commencement of operations) through December 31, 2021

Invesco® V.I. S&P 500 Buffer - September Series I	For the period November 11, 2021 (commencement of operations) through December 31, 2021

Invesco® V.I. S&P 500 Buffer - September Series II	For the period October 7, 2021 (commencement of operations) through December 31, 2021

Invesco® V.I. Technology Series I	For the period June 22, 2021 (commencement of operations) through December 31, 2021

American Century VP Mid Cap Value Class II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS Asset Allocation Class 1	For the period June 7, 2021 (commencement of operations) through December 31, 2021

American Funds IS Asset Allocation Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS Capital Income Builder® Class 1	For the period May 20, 2021 (commencement of operations) through December 31, 2021

American Funds IS Capital Income Builder® Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS Capital World Bond Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS Capital World Growth and Income Class 1	For the period August 10, 2021 (commencement of operations) through December 31, 2021

American Funds IS Capital World Growth and Income Class 4 (formerly American Funds IS Global Growth and Income Fund Class 4)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS Global Balanced Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS Global Growth Class 1	For the period June 4, 2021 (commencement of operations) through December 31, 2021

American Funds IS Global Growth Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS Global Small Capitalization Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS Growth Class 1	For the period June 9, 2021 (commencement of operations) through December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
American Funds IS Growth Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS Growth-Income Class 1	For the period May 27, 2021 (commencement of operations) through December 31, 2021

American Funds IS Growth-Income Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS American High-Income Trust Class 4 (formerly American Funds IS High-Income Bond Class 4)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS International Class 1	For the period August 27, 2021 (commencement of operations) through December 31, 2021

American Funds IS International Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS International Growth and Income Class 1	For the period May 20, 2021 (commencement of operations) through December 31, 2021

American Funds IS International Growth and Income Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS Managed Risk Asset Allocation Class P1	For the period June 30, 2021 (commencement of operations) through September 16, 2021

American Funds IS Managed Risk Asset Allocation Class P2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS New World Fund® Class 1	For the period April 15, 2021 (commencement of operations) through December 31, 2021

American Funds IS New World Fund® Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS The Bond Fund of America Class 1	For the period September 14, 2021 (commencement of operations) through December 31, 2021

American Funds IS The Bond Fund of America Class 4 (formerly American Funds IS Bond Class 4)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS U.S. Government Securities Class 1	For the period October 28, 2021 (commencement of operations) through December 31, 2021

American Funds IS U.S. Government Securities Class 4 (formerly American Funds IS U.S. Government/AAA-Rated Securities Class 4)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

American Funds IS Washington Mutual Investors Class 1	For the period June 15, 2021 (commencement of operations) through December 31, 2021

American Funds IS Washington Mutual Investors Class 4 (formerly American Funds IS Blue Chip Income and Growth Class 4)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

BlackRock® 60/40 Target Allocation ETF V.I. Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

BlackRock® Capital Appreciation V.I. Class III	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

BlackRock® Equity Dividend V.I. Class I	For the period December 7, 2021 (commencement of operations) through December 31, 2021

BlackRock® Global Allocation V.I. Class I	For the period August 13, 2021 (commencement of operations) through December 31, 2021

BlackRock® Global Allocation V.I. Class III	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

BlackRock® High Yield V.I. Class I	For the period June 4, 2021 (commencement of operations) through December 31, 2021

BlackRock® S&P 500 Index V.I. Class I	For the period July 28, 2021 (commencement of operations) through December 31, 2021

BlackRock® Small Cap Index V.I. Class I	For the period April 15, 2021 (commencement of operations) through December 31, 2021

BlackRock® Total Return V.I. Class I	For the period December 7, 2021 (commencement of operations) through December 31, 2021

DFA VA Equity Allocation Institutional Class	For the period August 10, 2021 (commencement of operations) through December 31, 2021

DFA VA Global Bond Institutional Class	For the period June 29, 2021 (commencement of operations) through December 31, 2021

DFA VA Global Moderate Allocation Institutional Class	For the period August 10, 2021 (commencement of operations) through December 31, 2021

DFA VA International Small Institutional Class	For the period July 8, 2021 (commencement of operations) through December 31, 2021

DFA VA International Value Institutional Class	For the period June 15, 2021 (commencement of operations) through December 31, 2021

DFA VA Short-Term Fixed Institutional Class	For the period August 11, 2021 (commencement of operations) through December 31, 2021

DFA VA US Large Value Institutional Class	For the period June 4, 2021 (commencement of operations) through December 31, 2021

DFA VA US Targeted Value Institutional Class	For the period April 15, 2021 (commencement of operations) through December 31, 2021

Fidelity® VIP Contrafund® Initial Class	For the period May 20, 2021 (commencement of operations) through December 31, 2021

Fidelity® VIP Contrafund® Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Fidelity® VIP Emerging Markets Initial Class	For the period June 4, 2021 (commencement of operations) through December 31, 2021

Fidelity® VIP Energy Initial Class	For the period May 20, 2021 (commencement of operations) through December 31, 2021

Fidelity® VIP Extended Market Index Initial Class	For the period April 15, 2021 (commencement of operations) through December 31, 2021

Fidelity® VIP FundsManager® 60% Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Fidelity® VIP Government Money Market Initial Class	For the period June 23, 2021 (commencement of operations) through December 31, 2021

Fidelity® VIP Government Money Market Service Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Fidelity® VIP Growth Opportunities Initial Class	For the period September 2, 2021 (commencement of operations) through December 31, 2021

Fidelity® VIP Index 500 Initial Class	For the period June 15, 2021 (commencement of operations) through December 31, 2021

Fidelity® VIP Investment Grade Bond Initial Class	For the period September 2, 2021 (commencement of operations) through December 31, 2021

Fidelity® VIP Strategic Income Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Fidelity® VIP Value Strategies Initial Class	For the period June 4, 2021 (commencement of operations) through December 31, 2021

First Trust Dorsey Wright Tactical Core Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
First Trust Multi Income Allocation Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

First Trust/Dow Jones Dividend & Income Allocation Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Franklin Allocation VIP Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Franklin Allocation VIP Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Franklin Income VIP Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Franklin Mutual Global Discovery VIP Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Franklin Rising Dividends VIP Class 1	For the period May 20, 2021 (commencement of operations) through December 31, 2021

Franklin Rising Dividends VIP Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Franklin Small-Mid Cap Growth VIP Class 1	For the period July 28, 2021 (commencement of operations) through December 31, 2021

Franklin Strategic Income VIP Class 1	For the period December 30, 2021 (commencement of operations) through December 31, 2021

Templeton Foreign VIP Class 1	For the period October 19, 2021 (commencement of operations) through December 31, 2021

Templeton Global Bond VIP Class 1	For the period June 4, 2021 (commencement of operations) through December 31, 2021

Templeton Global Bond VIP Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Goldman Sachs VIT Mid Cap Value Institutional Shares	For the period June 15, 2021 (commencement of operations) through December 31, 2021

Ivy VIP Asset Strategy Class II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Ivy VIP Energy Class II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Janus Henderson Balanced Institutional Shares	For the period April 8, 2021 (commencement of operations) through December 31, 2021

Janus Henderson Balanced Service Shares	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Janus Henderson Enterprise Institutional Shares	For the period November 10, 2021 (commencement of operations) through December 31, 2021

Janus Henderson Flexible Bond Service Shares	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

JPMorgan Insurance Trust Core Bond Class 1	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

JPMorgan Insurance Trust Global Allocation Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

JPMorgan Insurance Trust Income Builder Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

JPMorgan Insurance Trust Mid Cap Value Class 1	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

JPMorgan Insurance Trust U.S. Equity Class 1	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

ClearBridge Variable Aggressive Growth - Class II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

Western Asset Core Plus VIT Class I	For the period June 4, 2021 (commencement of operations) through December 31, 2021

Lord Abbett Bond Debenture Class VC	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Lord Abbett Total Return Class VC	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

MFS® International Growth - Initial Class	For the period June 28, 2021 (commencement of operations) through December 31, 2021

MFS® Massachusetts Investors Growth Stock - Service Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

MFS® New Discovery Series - Initial Class	For the period June 4, 2021 (commencement of operations) through December 31, 2021

MFS® Total Return Series - Service Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

MFS® Utilities Series - Initial Class	For the period May 27, 2021 (commencement of operations) through December 31, 2021

MFS® Utilities Series - Service Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

MFS® Value Series - Initial Class	For the period June 1, 2021 (commencement of operations) through December 31, 2021

MFS® Value Series - Service Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Neuberger Berman U.S. Equity Index PutWrite Strategy Class S	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

TOPS® Balanced ETF 1	For the period November 10, 2021 (commencement of operations) through December 31, 2021

TOPS® Growth ETF 1	For the period February 19, 2021 (commencement of operations) through December 31, 2021

PIMCO All Asset - Advisor Class	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from May 28, 2020 (commencement of operations) through December 31, 2020

PIMCO CommodityRealReturn® Strategy - Advisor Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

PIMCO Emerging Markets Bond Institutional Class	For the period May 27, 2021 (commencement of operations) through December 31, 2021

PIMCO Income - Advisor Class	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from May 7, 2020 (commencement of operations) through December 31, 2020

PIMCO Low Duration Institutional Class	For the period August 31, 2021 (commencement of operations) through December 31, 2021

PIMCO Total Return Institutional Class	For the period June 4, 2021 (commencement of operations) through December 31, 2021

PSF International Growth Class II (formerly SP International Growth Class II)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

PSF Mid-Cap Growth Class II (formerly SP Prudential U.S. Emerging Growth Class II)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

PSF PGIM Jennison Growth Class Growth II (formerly Jennison Class II)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

PSF PGIM Jennison Value Class II (formerly Value Class II)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Schwab Government Money Market	For the period June 9, 2021 through July 9, 2021		For the period June 9, 2021 through July 9, 2021 and for the period from May 7, 2018 through September 6, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

Schwab S&P 500 Index Fund	For the period April 15, 2021 (commencement of operations) through December 31, 2021

Schwab VIT Balanced	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Schwab VIT Balanced with Growth	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Schwab VIT Growth	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

State Street Total Return V.I.S. Class 3	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

T. Rowe Price Blue Chip Growth - I	For the period May 20, 2021 (commencement of operations) through December 31, 2021

T. Rowe Price Equity Income - I	For the period May 27, 2021 (commencement of operations) through December 31, 2021

T. Rowe Price Health Sciences - I	For the period May 20, 2021 (commencement of operations) through December 31, 2021

VanEck VIP Global Resources Class S (formerly VanEck VIP Global Hard Assets Class S)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Vanguard® VIF Balanced	For the period April 20, 2021 (commencement of operations) through December 31, 2021

Vanguard® VIF Capital Growth	For the period April 15, 2021 (commencement of operations) through December 31, 2021

Vanguard® VIF Conservative Allocation	For the period June 11, 2021 (commencement of operations) through December 31, 2021

Vanguard® VIF Diversified Value	For the period June 28, 2021 (commencement of operations) through December 31, 2021

Vanguard® VIF Equity Income	For the period May 20, 2021 (commencement of operations) through December 31, 2021

Vanguard® VIF Equity Index	For the period August 20, 2021 (commencement of operations) through December 31, 2021

Vanguard® VIF Global Bond Index	For the period August 10, 2021 (commencement of operations) through December 31, 2021

Vanguard® VIF Growth	For the period June 28, 2021 (commencement of operations) through December 31, 2021

Vanguard® VIF High Yield Bond	For the period July 29, 2021 (commencement of operations) through December 31, 2021

Vanguard® VIF International	For the period June 4, 2021 (commencement of operations) through December 31, 2021

Vanguard® VIF Mid-Cap Index	For the period June 3, 2021 (commencement of operations) through December 31, 2021

Vanguard® VIF Moderate Allocation	For the period May 28, 2021 (commencement of operations) through December 31, 2021

Vanguard® VIF Real Estate Index	For the period July 8, 2021 (commencement of operations) through December 31, 2021

Vanguard® VIF Short-Term Investment-Grade	For the period July 27, 2021 (commencement of operations) through December 31, 2021

Vanguard® VIF Total Bond Market Index	For the period June 16, 2021 (commencement of operations) through December 31, 2021

Vanguard® VIF Total International Stock Market Index	For the period April 15, 2021 (commencement of operations) through December 31, 2021

Vanguard® VIF Total Stock Market Index	For the period June 1, 2021 (commencement of operations) through December 31, 2021

PACIFIC LIFE INSURANCE COMPANY

Financial Statements - Statutory Basis

as of December 31, 2021 and 2020 and

for the years ended December 31, 2021, 2020 and 2019,

Supplemental Schedule of Selected Financial Data

as of and for the year ended December 31, 2021,

Supplemental Summary Investment Schedule,

Supplemental Schedule of Investment Risk Interrogatories,

and Supplemental Schedule of Reinsurance Disclosures

as of December 31, 2021

and Independent Auditors’ Report

INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company:

Opinions

We have audited the statutory-basis financial statements of Pacific Life Insurance Company (the “Company”), which comprise the statements of admitted assets, liabilities, and capital and surplus - statutory basis as of December 31, 2021 and 2020, and the related statements of operations - statutory basis, capital and surplus - statutory basis, and cash flows - statutory basis for each of the three years in the period ended December 31, 2021, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance as described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Nebraska Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Nebraska Department of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-

basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•      Exercise professional judgment and maintain professional skepticism throughout the audit.

•      Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•      Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•      Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•      Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2021 audit was conducted for the purpose of forming an opinion on the 2021 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, the supplemental schedule of investment risk interrogatories, and the supplemental schedule of reinsurance disclosures as of and for the year ended December 31, 2021 are presented for purposes of additional analysis and are not a required part of the 2021 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2021 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2021 statutory-basis financial statements as a whole.

March 18, 2022

Pacific Life Insurance Company

S T A T E M E N T S   O F   A D M I T T E D   A S S E T S,

L I A B I L I T I E S   A N D   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

	December 31,
(In Millions, except share data)	2021	2020
ADMITTED ASSETS
Bonds	$67,346	$58,897
Preferred stocks	2	8
Common stocks	695	682
Mortgage loans	15,923	15,060
Real estate	149	132
Cash, cash equivalents and short-term investments	993	2,000
Contract loans	7,489	7,690
Derivatives	2,206	1,606
Securities lending reinvested collateral assets	3,327	2,681
Other invested assets	5,743	4,141
Investment income due and accrued	1,086	656
Net deferred tax asset	462	411
Other assets	2,203	2,046
Separate account assets	70,442	63,283

TOTAL ADMITTED ASSETS	$178,066	$159,293

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
Aggregate reserves	$76,028	$71,367
Liability for deposit-type contracts	11,198	6,281
Transfers to separate accounts due or accrued, net	(792)	(745)
Other liabilities	8,636	7,225
Borrowed money		49
Asset valuation reserve	1,201	469
Separate account liabilities	70,442	63,283
TOTAL LIABILITIES	166,713	147,929
Capital and Surplus:
Common stock - $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in surplus	1,836	1,836
Other surplus adjustments	122	131
Unassigned surplus	7,690	7,693
Surplus notes	1,675	1,674
TOTAL CAPITAL AND SURPLUS	11,353	11,364

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$178,066	$159,293

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   O P E R A T I O N S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2021	2020	2019
REVENUES
Premiums and annuity considerations	$13,984	$11,760	$13,441
Net investment income	3,276	3,206	3,845
Reserve adjustments on reinsurance ceded	(677)	(779)	(932)
Separate account fees	1,365	1,218	1,208
Other income	287	212	444
TOTAL REVENUES	18,235	15,617	18,006

BENEFITS AND EXPENSES
Current and future policy benefits	16,692	13,785	15,082
Commission expense	1,000	979	1,143
Operating expenses	1,084	1,085	962
TOTAL BENEFITS AND EXPENSES	18,776	15,849	17,187

NET GAIN (LOSS) FROM OPERATIONS BEFORE FEDERAL INCOME TAXES	(541)	(232)	819
Federal income tax expense (benefit)	210	(197)	(50)

NET GAIN (LOSS) FROM OPERATIONS	(751)	(35)	869
Net realized capital gains (losses) less tax	1,612	(64)	847

NET INCOME (LOSS)	$861	($99)	$1,716

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

	Common	Paid-in	Other Surplus	Unassigned	Surplus
(In Millions)	Stock	Surplus	Adjustments	Surplus	Notes	Total
BALANCES, JANUARY 1, 2019	$30	$1,186	$146	$6,599	$1,730	$9,691
Net income				1,716		1,716
Change in net unrealized capital losses less tax				(550)		(550)
Change in net deferred income tax				(47)		(47)
Change in nonadmitted assets				24		24
Change in reserve on account of change in valuation basis				60		60
Change in asset valuation reserve				210		210
Dividend to parent				(650)		(650)
Other surplus adjustment for derivatives			(7)			(7)
Cumulative effect of change in accounting principles				65		65
Change in other surplus transactions				(2)		(2)
BALANCES, DECEMBER 31, 2019	30	1,186	139	7,425	1,730	10,510
Net loss				(99)		(99)
Change in net unrealized capital losses less tax				(157)		(157)
Change in net deferred income tax				(68)		(68)
Change in nonadmitted assets				35		35
Net change in surplus notes					(56)	(56)
Capital contribution from parent		650				650
Change in reserve on account of change in valuation basis				341		341
Change in asset valuation reserve				259		259
Surplus contributed to separate accounts				(82)		(82)
Other changes in surplus in separate accounts				82		82
Other surplus adjustment for derivatives			(8)			(8)
Prior period adjustment				(44)		(44)
Change in other surplus transactions				1		1
BALANCES, DECEMBER 31, 2020	30	1,836	131	7,693	1,674	11,364
Net income				861		861
Change in net unrealized capital gains less tax				318		318
Change in net deferred income tax				88		88
Change in nonadmitted assets				(84)		(84)
Change in asset valuation reserve				(732)		(732)
Surplus contributed to separate accounts				(68)		(68)
Other changes in surplus in separate accounts				68		68
Dividend to parent				(450)		(450)
Other surplus adjustment for derivatives			(9)			(9)
Change in other surplus transactions				(4)	1	(3)
BALANCES, DECEMBER 31, 2021	$30	$1,836	$122	$7,690	$1,675	$11,353

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   C A S H   F L O W S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2021	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums collected, net of reinsurance	$13,658	$11,279	$13,218
Net investment income	3,245	3,347	3,806
Other income	1,073	728	827
Benefits and loss related payments	(11,645)	(9,577)	(9,902)
Net transfers (to) from separate accounts	(261)	246	2,752
Commissions, expenses paid and other deductions	(1,998)	(2,077)	(2,075)
Dividends paid to policyholders	(9)	(9)	(9)
Federal income taxes (paid) recovered, net	(215)	(482)	819
NET CASH PROVIDED BY OPERATING ACTIVITIES	3,848	3,455	9,436

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	8,034	6,437	5,863
Stocks	50	166	40
Mortgage loans	1,311	533	1,253
Other invested assets	2,388	1,862	2,364
Miscellaneous proceeds	2,063	1,756	1,343
Cost of investments acquired
Bonds	(15,960)	(11,915)	(11,157)
Stocks	(59)	(487)	(159)
Mortgage loans	(2,154)	(1,903)	(2,728)
Other invested assets	(3,280)	(2,416)	(2,162)
Miscellaneous applications	(1,881)	(2,420)	(1,432)
Net decrease in contract loans	201	250	26
NET CASH USED IN INVESTING ACTIVITIES	(9,287)	(8,137)	(6,749)
(Continued)

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   C A S H   F L O W S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2021	2020	2019
(Continued)
CASH FLOWS FROM FINANCING AND MISCELLANEOUS ACTIVITIES
Net deposits on deposit-type contracts	$4,241	$2,029	$335
Borrowed funds	(49)	(1)	(51)
Net change in surplus notes		(56)
Contribution from parent		650
Dividend to parent	(303)		(650)
Other cash provided	543	349	820
NET CASH PROVIDED BY FINANCING AND MISCELLANEOUS ACTIVITIES	4,432	2,971	454

Net change in cash, cash equivalents and short-term investments	(1,007)	(1,711)	3,141
Cash, cash equivalents and short-term investments, beginning of year	2,000	3,711	570

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$993	$2,000	$3,711

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$100	$101	$103

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION FOR NON-CASH TRANSACTIONS
Bonds disposed and acquired	$747	$962	$1,095
Assets in-kind received as deposits	515
Assets in-kind received as premiums, net of amounts transferred to the separate account	245	304	221
Bond dividend paid to parent	147
Mortgage loans disposed and acquired	104	22	87
Stocks disposed and acquired	27	42	25
Federal tax credits received	22	338
Bond dividend received from subsidiary	20
Bonds converted to stocks	10
Premium tax credits received	8	5
Interest purchased received as premiums	7	3
Bond interest in-kind received	4	8	7
Transfer between affiliated private equity funds		22

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S - S T A T U T O R Y   B A S I S

1.                        NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Pacific Life Insurance Company (Pacific Life or the Company) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company.  The Company is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company.

The Company and its subsidiaries have primary business operations consisting of life insurance, annuities, and reinsurance.  The Company’s primary business operations provide life insurance products, individual annuities and mutual funds, and offers a variety of investment products and services to individuals and businesses.  The top geographic locations in the United States for statutory premiums and annuity considerations, and deposits were Utah, California, Texas, Florida, Colorado, and Illinois representing 11%, 10%, 7%, 7%, 5%, and 5%, respectively, of total statutory premiums and annuity considerations, and deposits for the year ended December 31, 2021.  No other jurisdiction accounted for more than 5% of the total.

BASIS OF PRESENTATION

The Company prepared its financial statements - statutory basis in accordance with accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the NE DOI.  Prescribed statutory accounting practices include state laws and regulations. Additionally, the Director of the NE DOI has the right to permit other specific practices, which deviate from prescribed practices.

Pursuant to Interpretation of the Statutory Accounting Principles Working Group (INT) 20-10, non-conforming credit tenant loans (CTLs) that were filed with the NAIC Securities Valuation Office (SVO) by February 15, 2021 were permitted to be reported as bonds on the statements of admitted assets, liabilities and capital and surplus - statutory basis for year end December 31, 2020.  As these permitted practices are promulgated by the NAIC, they are not NE DOI permitted practices as authorized by the Director of the NE DOI. However, per INT 20-10, any such non-conforming CTL shall be disclosed.

For the annual reporting period ending December 31, 2020, the Company had two non-conforming CTLs reported in bonds in accordance with the limited time exception provided in INT 20-10. As the SVO-issued designations had not yet been received, these CTLs were reported with credit rating provider ratings that reflected equivalent NAIC 1 designations.  These non-conforming CTLs increased bonds by $45 million as of December 31, 2020. The net impact of this provision to statutory surplus and net income (loss) is zero because the increase to bonds was offset by a reduction of investments reported as other invested assets on the statements of admitted assets, liabilities and capital and surplus - statutory basis.  As of December 31, 2021, there were no non-conforming CTLs.

The following table reconciles the Company’s net income (loss) for the years ended December 31, 2021, 2020 and 2019 and capital and statutory surplus as of December 31, 2021 and 2020 between NAIC SAP and practices prescribed or permitted by the NE DOI:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Net income (loss), Nebraska basis	$861	($99)	$1,716
State permitted practices that increase (decrease) NAIC SAP
Net income (loss), NAIC SAP	$861	($99)	$1,716

	December 31,
	2021	2020
	(In Millions)
Statutory capital and surplus, Nebraska basis	$11,353	$11,364
State permitted practices that are an increase (decrease) from NAIC SAP
Statement of Statutory Accounting Principles (SSAP) No. 43R - Bonds		45
SSAP No. 21R - Other invested assets		(45)
Statutory capital and surplus, NAIC SAP	$11,353	$11,364

NAIC SAP and accounting practices prescribed or permitted by the NE DOI differ in certain respects, which in some cases are materially different from accounting principles generally accepted in the United States of America (U.S. GAAP) (Note 2).

Certain reclassifications have been made to the 2020 and 2019 financial statements to conform to the 2021 financial statements - statutory basis presentation.

The Company has evaluated events subsequent to December 31, 2021 through the date the financial statements - statutory basis were available to be issued.  See Note 19.

Economic and capital market uncertainties have arisen as a result of the spread of COVID-19. The impact of COVID-19 on the Company is constantly evolving and its future effects are uncertain and cannot be reasonably estimated as of the date of this filing.  Interest rates, credit spreads and equity market levels have had the most significant effect on the Company’s financial statements. COVID-19 related claims have not been material through December 31, 2021.  The Company continues to actively monitor direct and indirect impacts of the pandemic on its financial statements, especially in relation to claims and the investments portfolio.

USE OF ESTIMATES

The preparation of financial statements - statutory basis in conformity with accounting practices prescribed or permitted by regulatory authorities requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ACCOUNTING CHANGES, CORRECTIONS OF ERRORS AND RECLASSIFICATIONS

Effective January 1, 2021, the Company adopted revisions to SSAP No. 86, Derivatives, to ensure reporting consistency for derivatives with financing components. A financing derivative is one which the premium to acquire the derivative is paid throughout the derivative term, or at maturity. The revisions require that at acquisition and subsequently, the gross reported fair value of the derivative shall exclude the impact of the financing premiums and the premiums payable shall be separately reported as payable for securities. The impact of the adoption on January 1, 2021 was an increase to Derivatives of $330 million, an increase to

Investment Income Due and Accrued of $290 million and an increase to Payable for Securities included in Other liabilities of $620 million.

Effective January 1, 2021, the Company adopted SSAP No. 26R, Bonds, and SSAP No. 32R, Preferred Stock, which clarified the valuation and measurement for perpetual bonds and stocks held as investments. Perpetual bonds and preferred stocks, previously reported at amortized cost, shall now be reported at fair value, not to exceed any current effective call price, with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. The impact of this adoption on the Company’s financial statements was immaterial.

Variable annuity contracts are subject to Actuarial Guideline 43 (AG43) and the Valuation Manual section VM-21 (VM-21).  As a result of updates to AG43 and VM-21, effective January 1, 2020, for all variable annuity contracts, $239 million of reserves were released with an offsetting adjustment in surplus, change in reserve on account of change in valuation basis, on the statements of capital and surplus - statutory basis.

For the annuity business retroceded by Pacific Life Re Limited (PLRL), a wholly-owned subsidiary of Pacific LifeCorp, the age calculation methodology was changed from an age last birthday approach to an age nearest birthday basis, which is consistent with the development of the prescribed valuation mortality tables. As a result of this change, effective January 1, 2020, $102 million of aggregate reserves were released with an offsetting adjustment in surplus, change in reserve on account of change in valuation basis, on the statements of capital and surplus - statutory basis.

The Company has a reinsurance agreement with Pacific Life Re Global Limited (RGBM), a wholly-owned, indirect subsidiary of Pacific LifeCorp domiciled in Bermuda, whereby the Company retrocedes statutory reserves for a majority of the underlying Yearly Renewable Term (YRT) treaties on a 100% coinsurance with funds withheld basis to RGBM. During the year ended December 31, 2020, the Company determined that, since inception of the agreement in 2011, reinsurance premiums retroceded by the Company to RGBM had been calculated and retroceded based on gross written premiums received by the Company, rather than earned premiums as defined in the reinsurance agreement. The impact of this correction, net of tax, as of December 31, 2020 was a decrease to unassigned surplus as a prior period adjustment on the statements of capital and surplus - statutory basis of $44 million.

Subsequent to the filing of the Company’s 2021 Annual Statement, the Company determined that the disclosure related to the recorded investment for commercial mortgage loans in the identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement was not properly presented as of December 31, 2021, which resulted in a disclosure overstatement of $300 million.  The recorded investment was correctly disclosed in the Audited Financial Statements - Statutory Basis (see Note 5).  There was no impact to surplus or net income (loss).

FUTURE ADOPTION OF ACCOUNTING PRINCIPLES

During 2020, the NAIC issued Interpretation 20-01 to provide statutory accounting and reporting guidance for the adoption of Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting issued by the Financial Accounting Standards Board.  This Interpretation adopts, with minor modification, the U.S. GAAP adopted guidance, which provides optional expedients and exceptions for applying current accounting guidance to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met, through December 31, 2022.  The Company is currently evaluating the impact of this guidance on its financial statements – statutory basis.

INVESTMENTS AND DERIVATIVE INSTRUMENTS

Bonds not backed by other loans are generally stated at amortized cost using the effective interest method.  Bonds, including loan-backed and structured securities (LBASS), with a NAIC designation of 6 are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Perpetual bonds are reported at fair value, not to exceed any current effective call price, with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

LBASS are generally stated at amortized cost using the effective interest method. Income is determined considering anticipated cash flows based on industry prepayment models and internal estimates. These assumptions are consistent with the current interest rate and economic conditions at the time of valuation. For LBASS purchased with high credit quality and fixed interest rates, the effective yield is recalculated on a retrospective basis. For all other LBASS, including those where cash flows are deemed other than temporarily impaired, effective yield is recalculated on a prospective basis.

Preferred stocks are generally stated at amortized cost. Preferred stocks designated low quality, lower quality and in or near default are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Perpetual preferred stocks are reported at fair value, not to exceed any current effective call price, with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

Investments in unaffiliated common stocks are valued at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

The Company has certain investments, including financial instruments, denominated in currencies other than the U.S. dollar.  All assets and liabilities denominated in foreign currencies are remeasured at year end exchange rates, while revenue and expenses are measured at the transaction date and recorded in net unrealized capital gains (losses) less tax.  The Company primarily uses foreign currency interest rate swaps to manage its foreign exchange risk.

Other than temporary impairment (OTTI) evaluation is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI. The Company has an investment impairment committee that reviews and evaluates investments for potential OTTI at least on a quarterly basis.

In determining whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: the extent and duration of the decline in value, the reasons for the decline (credit event, currency or interest rate related including spread widening), the Company’s inability or lack of intent to retain the investment for a period of time sufficient to recover the amortized cost basis and the performance of the security’s underlying collateral and projected future cash flows.  In projecting future cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

The Company writes down all investments that are deemed to be other than temporarily impaired in the period the securities are deemed to be impaired.  The Company records an OTTI to fair value for common stock, preferred stock, and bonds, except for LBASS, which are written down to the present value of cash flows expected to be collected, discounted at the security’s effective interest rate.  The Company records an OTTI to fair value for any investment that the Company intends to sell or would be required to sell prior to recovery at a realized loss.  The Company records OTTI in net realized capital gains (losses) less tax.

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and impairment losses.  Mortgage loans on real estate do not include accrued interest, which is included in investment income due and accrued.  The Company generally recognizes interest income on its impaired loans upon receipt.  As of December 31, 2021, commercial mortgage loans with a total recorded investment of $20 million were considered impaired.  Since the fair value of the underlying collateral on these loans was greater than their carrying amount, no impairment loss was recorded. During the year ended December 31, 2020, a $14 million OTTI loss was recognized on impaired commercial mortgage loans with a total recorded investment of $135 million.  As of December 31, 2019, commercial mortgage loans with a total recorded investment of $45 million were considered impaired.  Since the fair value of the underlying collateral on these loans was greater than their carrying amount, no impairment loss was recorded.  There was no allowance for credit losses associated with the impaired loans as of December 31, 2021, 2020 and 2019.  The average recorded commercial loan that was considered impaired as of December 31, 2021, 2020 and 2019 was $20 million, $141 million and $46 million, respectively.  The Company had zero, $115 million and zero of impaired commercial loans on nonaccrual status as of December 31, 2021, 2020 and 2019, respectively.  No mortgage loans were derecognized as a result of foreclosure during the years ended December 31, 2021, 2020 and 2019.

Investment real estate is valued at the lower of depreciated cost or market, less related mortgage debt, cumulative write downs and valuation adjustments.  Depreciation of investment real estate is computed using the straight line method over estimated useful lives, which range from 5 to 30 years.  Real estate investments are evaluated for impairment based on the future estimated undiscounted cash flows expected to be received during the estimated holding period.  When the future estimated undiscounted cash flows are less than the current carrying value of the property (gross cost less accumulated depreciation), the property is considered impaired and is written-down to its fair value through net realized capital gains (losses) less tax. The Company recorded a loss of $22 million related to the disposal of real estate fixed assets from the Home Office and the sale of two real estate investment properties for the year ended December 31, 2021. The Company recorded impairment loss of $6 million on two of the real estate investment properties for the year ended December 31, 2020.  The impairments were the result of two real estate investment properties classified as held-for-sale as of December 31, 2020 where the contracted sale price was lower than the book value.  Fair value was determined based on expected sales proceeds.  The Company held two real estate investment properties classified as held-for-sale with a carrying value of $11 million as of December 31, 2020.  The Company had no real estate investment write-downs during the years ended December 31, 2019.

Short-term investments are stated at amortized cost and approximate fair value. Short-term investments include, but are not limited to, bonds and commercial paper whose maturities at the time of purchase were greater than three months and less than or equal to one year. Cash and cash equivalents are stated at amortized cost and approximate fair value. Cash and cash equivalents include money market instruments, cash on deposit and highly liquid debt instruments with maturities of three months or less from purchase date.

Contract loans are carried at unpaid principal balances.

Other invested assets are generally carried at values based on the underlying audited equity of the investee as determined in accordance with U.S. GAAP with changes in value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.  Other invested assets primarily consist of investments in joint ventures, hedge funds, private equity funds, and real estate joint ventures.  These investments include affiliated companies as well as those where the Company has minor ownership interests.  An impairment occurs if it is probable that the Company will be unable to recover the carrying amount of the investment.  The investment is written down to fair value as the new cost basis and the OTTI is recorded in net realized capital gains (losses) less tax.

The Company applies hedge accounting as prescribed by SSAP No. 86, Derivatives, by designating derivative instruments as either fair value or cash flow hedges on the inception date of the hedging relationship.  At the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as the hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item.  The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception date and on an ongoing basis in accordance with its risk management policy.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered effective hedges and are reported in the financial statements in a manner consistent with the hedged asset or liability (amortized cost or fair value).  Changes in the carrying value of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the carrying value of the hedged asset or liability are recorded.

To the extent the Company chooses not to designate a derivative as a hedge or the designated derivative no longer meets the criteria of an effective hedge, the derivative is accounted for at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax and any change in fair value attributable to changes in foreign exchange rates are reflected as adjustments to unassigned surplus as a change in net unrealized foreign exchange capital gain (loss) consistent with the hedged items. When these derivative instruments are terminated, the gains and losses are reported as net realized capital gains (losses) less tax.

Carrying value is calculated based on the gross derivative asset or liability position.  If the carrying value of the derivative is positive, the amount is recorded in derivatives.  If the carrying value of the derivative is negative, the amount is recorded in other liabilities.  The Company’s receivable for the return of cash collateral pledged is recorded in other invested assets.  The Company’s obligation to return cash collateral received is recorded in other liabilities.

Gains and losses on terminated derivative instruments that are hedging bonds are subject to the Interest Maintenance Reserve (IMR).  Gains and losses on terminated forward starting swap positions that are hedging anticipatory purchases of bonds are deferred to unearned investment income, included in other liabilities, if the effective date of the forward starting swap is beyond the current fiscal year. Once the effective date is within the current fiscal year, the gains and losses are transferred from unearned investment income to the IMR.  Gains and losses on terminated derivative instruments that are hedging the surplus notes are recorded directly to surplus in other surplus adjustments, and amortized as an increase in net investment income over the life of the surplus notes utilizing the effective interest method.

Periodic net settlements on derivatives designated as hedges are recorded on an accrual basis consistent with the hedged items.  Periodic net settlements on derivatives not designated as hedging are recorded on an accrual basis in net investment income.

The asset valuation reserve (AVR) is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain investments.  Changes to the AVR are reported as direct additions to, or deductions from, unassigned surplus.  The IMR results in the deferral of after tax realized capital gains and losses attributable to interest rate fluctuations on bonds and other investments.  These capital gains and losses are amortized into net investment income over the remaining life of the investment sold.  The IMR of $205 million and $204 million is included in other liabilities as of December 31, 2021 and 2020, respectively.

Net investment income consists of interest, dividend, accretion income, net of amortization and investment expenses, partnership realized income, and periodic net settlements on derivatives.  Interest income for bonds and redeemable preferred stock is recognized on an accrual basis.  Dividend income for perpetual preferred stock and common stock is recognized as earned on the ex-dividend date.  Amortization and accretion are determined by the effective interest method based on estimated principal repayments.  Accrual of interest income is suspended, and any existing accrual balances are written off, for bonds that are in default or when it is probable the interest due and accrued is uncollectible.  Prepayment penalties for bonds and prepayment premiums for mortgage loans are recorded as net investment income.  Investment income from subsidiaries, controlled and affiliated (SCA) entities is described below.  Interest expense on surplus notes is also recorded in net investment income.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. If any interest income due and accrued is deemed uncollectible, interest accrual ceases and previously accrued amounts are written off. Accrued interest income more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued with amounts over 90 days past due is nonadmitted.  There was no investment income due and accrued excluded from surplus as of December 31, 2021 and 2020.

Net realized capital gains (losses) less tax are determined on the specific identification method and are presented net of Federal income taxes and transfers to the IMR.

INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

Included in common stocks and other invested assets are the Company’s SCA entities in which the Company, with its affiliates, holds a voting interest of 10% or more.  The Company holds no investments in SCA entities that exceed 10% of admitted assets of the Company as of December 31, 2021 and 2020.  Undistributed earnings and losses from SCA entities are recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.  Dividends and distributions are recognized in net investment income, with a corresponding reduction to unassigned surplus, when declared to the extent that they are not in excess of the undistributed accumulated earnings of the SCA entity.  The Company did not recognize any impairment write-downs for its investments in SCA entities during the years ended December 31, 2021, 2020 and 2019.

The Company carries its wholly owned State of Arizona domiciled life insurance common stock subsidiary, Pacific Life & Annuity Company (PL&A), based on PL&A’s underlying audited statutory surplus.  PL&A’s carrying value was $530 million and $555 million as of December 31, 2021 and 2020, respectively.  The Company carries its wholly owned State of Vermont domiciled special purpose financial insurance company subsidiaries, Pacific Alliance Reinsurance Company of Vermont (PAR Vermont) and Pacific Baleine Reinsurance Company (PBRC) based on their underlying audited statutory surplus.  However, the audited statutory surplus of PAR Vermont and PBRC both include an admitted asset based on approved practices in Vermont.  Under NAIC SAP, these assets are not considered admitted assets.  Based on the nonadmission of these assets, the Company nonadmits the carrying values of PAR Vermont and PBRC for reporting.  The nonadmitted carrying values of PAR Vermont and PBRC were $241 million and $121 million, respectively as of December 31, 2021.  The nonadmitted carrying values of PAR Vermont and PBRC were $175 million and $127 million, respectively, as of December 31, 2020.  During the years ended December 31, 2021, 2020 and 2019, the Company made capital contributions of zero, $350 million and zero, respectively, to PAR Vermont.  During the years ended December 31, 2021, 2020 and 2019, the Company made capital contributions of zero, $90 million and zero, respectively, to PBRC.

The Company had investments in mutual funds managed by affiliates as of December 31, 2021 and 2020.  Investments in affiliated mutual funds are carried at the underlying audited U.S. GAAP equity of the mutual funds which approximates fair value.  Investments in affiliated bonds are generally valued at amortized cost except those with an NAIC designation of 6, which are reported at the lower of amortized cost or fair value. Investments in affiliated mutual funds are carried at fair value.

The Company generally carries its investments in joint ventures, partnerships and limited liability companies (LLCs) based on the underlying audited U.S. GAAP equity of the investee as determined in accordance with U.S. GAAP, except as otherwise disclosed below.  These investments include affiliated companies as well as those where the Company has minority ownership interests.

Pacific Life Aviation Holdings LLC (PLAH), a direct, wholly owned subsidiary of Pacific Life, owned 75.5% of Aviation Capital Group LLC (ACG) until it was sold in December 2019 (see Note 4).  ACG was engaged in the acquisition and leasing of commercial aircraft.  PLAH is carried at its underlying audited U.S. GAAP equity.  Audits of PLAH were not performed and the carrying value of $7 million for PLAH was nonadmitted as of December 31, 2021 and 2020.  Distributions from PLAH to the Company included in net investment income for the year ended December 31, 2019 were $1,056 million.  See Note 4.

Pacific Asset Holding LLC (PAH) is a wholly owned LLC that invests in commercial real estate properties and ventures and other private equity investments.  PAH is accounted for under SSAP No. 97 8.b.iii, Investments in Subsidiary, Controlled and Affiliated Entities, which requires it to be carried based on its audited U.S. GAAP equity, without any statutory adjustments.  As of December 31, 2021 and 2020, PAH’s carrying value was $1,971 million and $1,768 million, respectively.

Pacific Life Fund Advisors LLC (PLFA) is a non-life insurance LLC subsidiary 99% owned by the Company and 1% owned by PL&A.  PLFA is the investment adviser for the Pacific Select Fund and the Pacific Funds Series Trust. The Pacific Select Fund is the investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners. The Pacific Funds Series Trust is the investment vehicle for the Company’s mutual fund products and other funds. Distributions to the Company from PLFA, reflecting net revenues and expenses, net of taxes, are recorded by the Company as net investment income when declared to the extent they are not in excess of undistributed accumulated earnings. Distributions from PLFA to the Company included in net investment income for the years ended December 31, 2021, 2020 and 2019 were $119 million, $102 million and $101 million, respectively.  Any undistributed net revenue and expense, net of tax, is recorded directly to surplus.  PLFA is carried based on its underlying audited U.S. GAAP equity.  As of December 31, 2021 and 2020, PLFA’s carrying value was $47 million.

The Company carries Pacific Select Distributors, LLC (PSD) a wholly owned non-life insurance LLC broker-dealer subsidiary based on its underlying audited U.S. GAAP equity and adjusted to a statutory basis of accounting.  As of December 31, 2021 and 2020, PSD’s carrying value was $45 million and $48 million, respectively.  PSD primarily serves as the distributor of registered investment-related products and services, principally variable life and annuity contracts issued by the Company and PL&A. In connection with PSD’s distribution of these variable life and annuity contracts to the Company and PL&A, the Company incurred commission expense of  $603 million, $449 million and $452 million during the years ended December 31, 2021, 2020 and 2019, respectively.  A service plan was adopted by the Pacific Select Fund whereby the Pacific Select Fund pays PSD, as distributor of the funds, a service fee in connection with services rendered or procured for shareholders of the fund or their variable contract owners.  These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. From these service fees, PSD reimbursed the Company $86 million, $76 million and $78 million, included in commission expense, for paying trail commissions on its behalf for the years ended December 31, 2021, 2020 and 2019, respectively.  PSD also offers limited retail broker-dealer services that include selling variable annuities issued by the Company to customers advised by third party fiduciaries such as trust companies and registered investment advisers. With respect to these sales, PSD acts as the broker-dealer of record for the initial sale, but does not receive commissions.

The Company also has the following noninsurance SCA investments that are classified as SSAP No. 97, Subsidiary, Affiliated and Controlled Entities (SSAP 97) 8b(iii) entities:

	December 31, 2021				December 31, 2020
				Admitted				Admitted
	Gross		Nonadmitted	Asset	Gross		Nonadmitted	Asset
Description: (3)	Amount		Amount	Amount	Amount		Amount	Amount

	(In Millions)
Pacer Pacific Asset Floating	$24	(2)		$24				—
PSF Hedge Equity Portfolio Class I	16	(2)		16				—
Pacific Funds Ultra Short Income Class I	13	(1)		13	$13	(1)		$13
Pacific Funds Ultra Short Income Class D	13	(1)		13	13	(1)		13
PSF ESG Diversified Growth Class I	13	(2)		13				—
Pacific Funds ESG Core Bond Fund Adv Class	12	(1)		12	13			13
Pacific Funds ESC Core Bond Fund Class I	12	(1)		12	13			13
PSF ESG Diversified Portfolio Class I	11	(2)		11				—
Pacific Funds Small-Cap Value, Advisor	9	(1)		9	7	(1)		7
Pacific Optimization Moderate	1	(1)		1	1	(1)		1
Pacific Optimization Growth	1	(1)		1	1			1
Pacific Global Focused High				—	26	(1)		26
Pacific Global Senior Loan ETF				—	24	(1)		24
Pacific Funds Large-Cap Value, Advisor				—	9	(1)		9
Pacific Services Canada Limited				—	4	(1)	$4	—
Total	$125		$—	$125	$124		$4	$120

(1)  Includes NAIC Sub-2 filing types.

(2)  Includes NAIC Sub-1 filing types.

(3)  The Company received responses from the NAIC for all required SCA filings and no SCA investment valuations were disallowed or required to be resubmitted.

The Company is the owner and beneficiary of life insurance policies captured under SSAP No. 21, Other Admitted Assets.  As of December 31, 2021 and 2020, the cash surrender value was $208 million and $172 million, respectively.  The investments in various fund structures of the underlying life insurance policies comprise investment characteristics of 100% of stocks.

The Company provides certain subsidiaries and affiliates with services that are routine in nature. Fees for these services are determined using cost allocations based on U.S. GAAP or a negotiated basis intended to reflect market prices.  The Company provides investment and administrative services for certain subsidiaries and affiliates under administrative services agreements.  For the years ended December 31, 2021, 2020 and 2019, the Company received $114 million, $103 million and $101 million, respectively, for services provided to, and paid $10 million, $8 million and $6 million, respectively, for services received from certain subsidiaries and affiliates, which are included in operating expenses.  As of December 31, 2021 and 2020, the Company reported $1 million and $1 million, respectively, as amounts due from the parent company and the ultimate parent, Pacific LifeCorp and PMHC, and  $105 million and $58 million, respectively, due from other affiliated companies.  As of December 31, 2021 and 2020, the Company reported ($3) million and $3 million, respectively, as amount due to (from) other affiliated companies. It is the Company’s practice to settle these amounts no later than 90 days after the due date.

In September 2021, the Company entered into a one year agreement with Pacific Life Re International Limited (RIBM), a wholly owned indirect subsidiary of Pacific LifeCorp, to lend up to $100 million at a fixed rate of 0.7%. The amount loaned was $70 million as of December 31, 2021.

The Company’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration. The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from the Company. Consequently, substantially all of the Company’s structured settlement annuities are sold to an affiliated assignment company.  Included in the liability for aggregate reserves are insurance contracts with the affiliated assignment company with contract values of $2.9 billion and $2.8 billion as of December 31, 2021 and 2020, respectively.  Related to these contracts, the Company received $197 million, $305 million and $478 million of premiums and annuity considerations and paid $183 million, $174 million and $153 million of current and future policy benefits for the years ended December 31, 2021, 2020 and 2019, respectively.  In addition, included in the liability for deposit-type contracts are contracts with the affiliated assignment company of $3.3 billion and $3.1 billion as of December 31, 2021 and 2020, respectively.

AGGREGATE RESERVES AND LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Life insurance reserves are valued using the net level premium method, the Commissioners’ Reserve Valuation Method (CRVM), or other modified reserve methods.  Interest rate assumptions ranged from 2.0% to 6.0%.  Reserves for individual variable annuities are held in accordance with VM-21.  Reserves for individual fixed annuities are maintained using the Commissioners’ Annuity Reserve Valuation Method, with appropriate statutory interest and mortality assumptions computed on the basis of interest ranging from 1.0% to 11.3%.  Group annuity reserves are valued using the CRVM with statutory interest and mortality assumptions computed on the basis of interest ranging from 1.0% to 11.3%.

The Company establishes loss liabilities for claims that have been incurred before the valuation date, but have not yet been paid.  An expense liability is established associated with paying those claims.

The Company waives deduction of deferred fractional premium upon death of insured. The Company does not return any portion of the final premium for periods beyond the date of death. Continuous or modal premium assumptions are used for all reserves.  All reserves are equal to the greater of the computed reserve and surrender value or, on certain products, a higher alternative comparison value.

Payments received on deposit-type contracts, which do not incorporate any mortality or morbidity risk, are recorded directly to the liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the summary of operations when earned under the terms of the contract.  Payments to contract holders are recorded as current and future policy benefits expense to the extent that such payments differ from the recorded liability.  Interest rates credited ranged primarily from 0.3% to 8.8%.

TRANSFERS TO SEPARATE ACCOUNTS DUE OR ACCRUED, NET

Transfers to separate accounts due or accrued, net consist primarily of amounts accrued from the separate account for expense allowances recognized in reserves.  These amounts represent the excess of separate account contract values over statutory reserves held in the separate account.

REVENUES, BENEFITS AND EXPENSES

Life insurance premiums are recognized as income when due from the policyholder under the terms of the insurance contract. Premiums for flexible premium products are recognized when received from the policyholder. Annuity considerations are recognized as premiums when received.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

PARTICIPATING POLICIES

For the years ended December 31, 2021, 2020 and 2019, premiums under ordinary insurance, group insurance and group annuity participating policies were $7 million or 0.2%, $8 million or 0.2% and $8 million or 0.2%, respectively, of total ordinary insurance, group insurance and group annuity premiums earned. The Company accounts for its policyholder dividends based upon dividend formulas approved by the Company’s Board of Directors.   During the years ended December 31, 2021, 2020 and 2019, the Company paid dividends in the amount of $8 million each year to policyholders and did not allocate any additional income to such policyholders.

FEDERAL INCOME TAXES

The Company is taxed as a life insurance company for income tax purposes and its operations are included in the consolidated Federal income tax return of PMHC.  In addition to the Company, included in PMHC’s consolidated return are the following entities:  Pacific LifeCorp, PL&A,  PAR Vermont, PBRC, PLFA, and RGBM.

The method of tax allocation between companies is subject to written tax sharing agreements, approved by the Company’s Board of Directors. Allocation is based upon separate return calculations with current credit for net losses to the extent utilized in the consolidated return. If the consolidated return has tax losses, intercompany balances are generally settled as refunds are received. If the consolidated return has a tax payable, the intercompany balances are generally settled as paid.

SEPARATE ACCOUNTS

Separate accounts primarily include variable life and annuity contracts, as well as other single separate accounts.  The Company’s separate accounts without guarantees consist of the variable annuities and variable life businesses where the assets of these accounts are carried at fair value and represent legally segregated contract holder funds.  A separate account liability is recorded at fair value at an amount equal to the separate account asset.  The investment results of separate account assets typically pass through to the contract holders so that the Company generally bears no investment risk on these assets.  Amounts charged to the separate account for mortality, surrender and expense charges are included in separate account fees in other income.

The Company has separate accounts with guarantees comprised of the group annuities business where the general account guarantees annuity payments if the separate accounts is unable to do so.  Assets of the group annuities business are carried at amortized cost and the Company establishes an AVR as required.  The Company contractually guarantees either a minimum return or account value on these separate account products, for which liabilities have been recorded in aggregate reserves.

Separate account assets are primarily invested in mutual funds, but are also invested in bonds, mortgage loans, and hedge funds.

The variable annuities, variable universal life, and group annuities are classified as separate account products under statutory accounting principles.  Variable annuities and variable universal life products are also classified as separate account products under U.S. GAAP, however, group annuities are classified as general account products under U.S. GAAP due to the investment risk being retained by the general account.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile.  The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk.  Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums.  The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas and actuarial models.  Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action.  As of December 31, 2021 and 2020, the Company exceeded the minimum risk-based capital requirements.

2.        COMPARISON OF NAIC SAP TO U.S. GAAP

The objectives of U.S. GAAP reporting differ from the objectives of NAIC SAP reporting.  U.S. GAAP stresses measurement of earnings of a business from period to period, while NAIC SAP stresses measurement of ability to pay claims in the future.

The Company prepares its financial statements - statutory basis in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP.  NAIC SAP and accounting practices prescribed or permitted by the NE DOI (Note 1) primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions and methods, reporting surplus notes as surplus instead of debt, as well as reporting investments and certain assets and accounting for deferred income taxes on a different basis.

3.        CLOSED BLOCK

In connection with the Company’s conversion to a mutual holding company structure, an arrangement known as a closed block (Closed Block) was created for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997.  The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change.

Assets of the Company have been allocated to the Closed Block in an amount that produces cash flows, which, together with anticipated revenues, are expected to be sufficient to support the policies.  The Company is not required to support the payment of dividends on these policies from its general funds.  The Closed Block will continue in effect until either the last policy is no longer in force, or the dissolution of the Closed Block.

4.        DISCONTINUED OPERATIONS

In September 2019, the Company announced that it signed a definitive agreement to sell its remaining ownership in ACG, a majority owned subsidiary of PLAH, to TC Skyward Aviation U.S. Inc (TCSA), a Delaware corporation and direct subsidiary of Tokyo Century Corporation, a Japanese corporation and PLAH was classified as held for sale. PLAH’s carrying amount immediately prior to classification as held for sale in September 2019 was $2.0 billion.

The ACG sale transaction closed on December 5, 2019. Upon the closing of the transaction, the Company received cash proceeds of $2.9 billion.  This included a distribution of $802 million of cash and taxes payable from PLAH to the Company as required under the tax sharing agreement.

Prior to the sale, the Company recorded its investment in PLAH based on the equity method with changes in PLAH’s undistributed earnings recorded as an adjustment to change in net unrealized capital gains (losses) less tax, on the statements of capital and surplus - statutory basis.  Upon completion of the sale and cash distribution from PLAH, the Company recorded a gain of $1,056 million, net of tax, in net investment income on the statements of operations - statutory basis, which includes a gain of $49 million on the sale, $766 million for the reclassification from change in net unrealized gains for the undistributed earnings and $241 million for the PLAH earnings for the year ended December 31, 2019.  In addition, there was a reversal of a previously nonadmitted intercompany tax receivable due to the Company from PLAH of $78 million as this receivable was settled with the proceeds from sale which was recorded in surplus as a change in nonadmitted assets.

5.        INVESTMENTS

BONDS, SHORT-TERM INVESTMENTS AND CASH EQUIVALENTS

The book/adjusted carrying value, fair value and net unrealized gains (losses) of bonds, short-term investments and cash equivalents are shown below.  Short-term investments and cash equivalents as of December 31, 2021 and 2020 were $0.4 billion and $0.9 billion, respectively.  See Note 6 for information on the Company’s fair value measurements.

	Book/Adjusted		Net
	Carrying Value	Fair Value	Unrealized Gains (Losses)
	(In Millions)
December 31, 2021:
U.S. Government	$1,585	$1,714	$129
All other governments	659	706	47
U.S. states, territories and possessions	86	92	6
U.S. political subdivisions of states, territories and possessions	164	188	24
U.S. special revenue and special assessment obligations	1,374	1,518	144
Industrial and miscellaneous	52,454	57,013	4,559
Bank loans	1,540	1,539	(1)
Hybrid securities	30	30	—
LBASS:
Residential mortgage-backed securities (RMBS)	1,923	1,970	47
Commercial mortgage-backed securities (CMBS)	2,452	2,482	30
Other	5,474	5,603	129
Total	$67,741	$72,855	$5,114

	Book/Adjusted		Net
	Carrying Value	Fair Value	Unrealized Gains (Losses)
	(In Millions)
December 31, 2020:
U.S. Government	$669	$854	$185
All other governments	569	649	80
U.S. states, territories and possessions	96	104	8
U.S. political subdivisions of states, territories and possessions	167	195	28
U.S. special revenue and special assessment obligations	1,249	1,417	168
Industrial and miscellaneous	47,566	54,286	6,720
Bank loans	730	723	(7)
Hybrid securities	11	11	—
LBASS:
RMBS	2,945	3,032	87
CMBS	2,197	2,232	35
Other	3,640	3,840	200
Total	$59,839	$67,343	$7,504

The book/adjusted carrying value and fair value of bonds, short-term investments and cash equivalents as of December 31, 2021, by contractual repayment date of principal, are shown below.  Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Book/Adjusted Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$1,616	$1,640
Due after one year through five years	15,641	16,468
Due after five years through ten years	20,678	21,975
Due after ten years	19,957	22,717
	57,892	62,800
LBASS	9,849	10,055
Total	$67,741	$72,855

The following tables present the fair value and gross unrealized losses for bonds where the fair value had declined and remained continuously below the amortized cost adjusted for OTTI for less than twelve months and for twelve months or greater:

	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(In Millions)
December 31, 2021:
U.S. Government	$955	$6			$955	$6
All other governments	112	5	$5	$1	117	6
U.S. special revenue and special assessment obligations	132	2	38	1	170	3
Industrial and miscellaneous	6,455	143	592	32	7,047	175
Bank loans	438	3	157	8	595	11
Hybrid securities			5	1	5	1
LBASS:
RMBS	883	16	193	5	1,076	21
CMBS	682	14	511	38	1,193	52
Other	2,318	26	171	5	2,489	31
Total	$11,975	$215	$1,672	$91	$13,647	$306

December 31, 2020:
U.S. special revenue and special assessment obligations			$12	$2	$12	$2
Industrial and miscellaneous	$980	$38	306	23	1,286	61
Bank loans	335	7	79	3	414	10
Hybrid securities			4	2	4	2
LBASS:
RMBS	553	4	66	4	619	8
CMBS	779	66	91	9	870	75
Other	405	7	113	10	518	17
Total	$3,052	$122	$671	$53	$3,723	$175

The Company has evaluated investments with gross unrealized losses and determined that the unrealized losses are temporary.  The Company does not have the intent to sell these securities and has the intent and ability to retain these investments for a period of time sufficient to recover the amortized cost basis.

The table below summarizes the OTTI by security type:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Bonds:
Industrial and miscellaneous	$36	$80	$15
Bank loans			6
LBASS	34	7	7
Mortgage loans		14
Real estate		6
Other invested assets	11	10	6
Total OTTI	$81	$117	$34

The following table presents LBASS, within the scope of SSAP No. 43R, Loan-backed and Structured Securities, with a recognized OTTI during the year ended December 31, 2021, classified on the basis of either, a) intent to sell, or b) inability or lack of intent to retain investment in the security for a period of time sufficient to recover the amortized cost basis.

	Amortized Cost	OTTI Recognized in Loss
	Before OTTI	Interest	Non-Interest	Fair Value
	(In Millions)
Year Ended December 31, 2021:
Intent to sell	$21	$8		$13
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis
Total	$21	$8	$—	$13

The following table presents all LBASS with an OTTI recognized during the year ended December 31, 2021, whereby the present value of cash flows expected to be collected is less than the amortized cost basis of the securities:

Cusip	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost after OTTI	Fair Value at time of OTTI	Date of Financial Statement When Reported
			(In Millions)
23312RAJ4	$31	$5	$26	$5	$5	12/31/2021
Total			$26

The assignment of an NAIC 5GI designation to a debt security occurs when the necessary documentation for a full credit analysis does not exist but the security is current on all contractual payments and the Company expects the security to make full payment of all contractual principal and interest.  The following table presents the number of investments, the book/adjusted carrying value, and the fair value for bonds with an NAIC 5GI designation:

	December 31, 2021			December 31, 2020
	Number	Book/Adjusted Carrying Value	Fair Value	Number	Book/Adjusted Carrying Value	Fair Value
		(In Millions)			(In Millions)
U.S. special revenue and special assessment obligations	2	$13	$13	2	$14	$12
Industrial and miscellaneous	1	28	29	2	34	37
Bank loans	1	15	14	1	15	16
LBASS	3	6	8	4	74	75
Total	7	$62	$64	9	$137	$140

Proceeds, gross gains, and gross losses recognized on sales of bonds were $2.4 billion, $28 million, and $11 million, respectively, for the year ended December 31, 2021.  Proceeds, gross gains, and gross losses recognized on sales of bonds were $1.7 billion, $56 million, and $14 million, respectively, for the year ended December 31, 2020.  Proceeds, gross gains, and gross losses recognized on sales of bonds were $2.7 billion, $83 million, and $16 million, respectively, for the year ended December 31, 2019.

Bonds with a book/adjusted carrying value of $6 million as of December 31, 2021 and 2020, were held as restricted assets on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

The Company received prepayment penalties and acceleration of fees of $117 million, $70 million and $49 million from 249, 173 and 106 securities for the years ended December 31, 2021, 2020 and 2019, respectively.

SECURITIES LENDING

The Company participates in a securities lending program whereby securities are loaned to third parties for the purpose of enhancing income on securities held through reinvestment of cash collateral received upon lending. For securities lending transactions, the Company requires a minimum initial collateral, usually in the form of cash, equal to 102% of the fair value of the securities loaned. The borrower of the loaned securities is permitted to sell or repledge those securities. For securities lending transactions, the carrying value of securities classified as bonds and on loan as of December 31, 2021 and 2020 was $3.0 billion and $2.3 billion, respectively, with fair value of $3.2 billion and $2.6 billion, respectively.  Under these agreements, the Company recorded cash collateral received of $3.3 billion and $2.7 billion as of December 31, 2021 and 2020, respectively, and established a corresponding liability for the same amount, which is included in other liabilities.  This collateral is not restricted, and there is no collateral that extends beyond one year from December 31, 2021.  As of December 31, 2021 and 2020, there were no separate accounts securities lending arrangements.  The Company may occasionally borrow amounts from the cash collateral for short-term liquidity for general corporate purposes.  As of December 31, 2021 and 2020, borrowings from the securities lending cash collateral was zero.

The aggregate amount of collateral reinvested broken down by the maturity date of the invested asset is as follows (In Millions):

	December 31, 2021		December 31, 2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Overnight and continuous
30 days or less	$727	$727	$2,231	$2,231
31-60 days	2,050	2,050	200	200
61 to 90 days	550	550	250	250
Total collateral reinvested	$3,327	$3,327	$2,681	$2,681

The Company invests the cash collateral received from its securities lending arrangements primarily into short-term investments.

To manage the mismatch of maturity dates between the security lending transactions and the related reinvestment of the collateral received, the Company reinvests in highly liquid assets with a minimum 20% of invested cash collateral assets maturing within 30 days and the remaining invested cash collateral maturing within 95 days. Effective May 2021, the maximum maturity for reverse repurchase agreements has been amended to 90 days.

SECURED BORROWING

The Company entered into a short-term reverse repurchase agreement and also invests cash collateral received into tri-party reverse repurchase agreements as part of its securities lending program.  The Company requires that all reverse repurchase agreements must be collateralized by U.S. Treasury Securities, U.S. Agency Securities, U.S. Corporate bonds and/or U.S. Equities with a minimum margin of 102%.  For the securities lending program, reverse repurchase agreements had a maximum maturity of 95 days and are indemnified by the Company’s securities lending agent against counterparty default. Effective May 2021, the maximum maturity for reverse repurchase agreements has been amended to 90 days. When counterparty default and price movements of the collateral received present the primary risks for repurchase agreements, the Company mitigates such risks by mandating short maturities, applying proper haircuts and monitoring fair values daily.

The fair value of securities acquired under repo secured borrowing that were nonadmitted was zero as of December 31, 2021 and 2020.

The following tables present the maximum amount during the year ended and ending balance as of December 31, 2021 and 2020 of the allocation of reverse repurchase agreements by remaining contractual maturity (In Millions):

December 31, 2021	Maximum Amount	Ending Balance	Amortized Cost	Fair Value
30 days or less	$1,125	$575	$575	$575
31-90 days	2,900	2,600	2,600	2,600
>90 days	250

December 31, 2020	Maximum Amount	Ending Balance	Amortized Cost	Fair Value
30 days or less	$1,450	$900	$900	$900
31-90 days	1,855	450	450	450
>90 days	450	200	200	200

The following table presents, by NAIC designation, the fair value of bonds acquired by the Company under repo-secured borrowings as of December 31, 2021 and 2020 (In Millions):

	December 31,
	2021	2020
NAIC 1	$1,039	$924
NAIC 2	946	695
NAIC 3	983
NAIC 4	383
Total	$3,351	$1,619

The maximum fair value of the bonds acquired was $5.9 billion and $3.9 billion as of December 31, 2021 and 2020, respectively.

The maximum amount provided during the year ended and ending balance as of December 31, 2021 and 2020 of the cash collateral provided and recognized receivable for the return of collateral for secured borrowing is as follows (In Millions):

	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	December 31, 2021		December 31, 2020
Cash	$3,725	$3,175	$3,620	$1,550

The maximum amount provided during the year ended and ending balance as of December 31, 2021 and 2020 of the recognized liability to return collateral for secured borrowing is as follows (In Millions):

	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	December 31, 2021		December 31, 2020
Repo securities sold/acquired with cash collateral	$3,725	$3,175	$3,620	$1,550

In 2015, the Company entered into a participation agreement with an unrelated third party (Transferee) that qualified as a secured borrowing transaction. The Company transferred an approximate 10% interest in two commercial mortgage loan receivables (the Loans) to the Transferee and maintained an ownership interest in the Loans. In 2021, the participation agreement was terminated.  As of December 31, 2020, the Company’s reported book value in the Loans was $377 million, and the secured borrowing balance, including accrued interest, was $49 million (Note 9).

WORKING CAPITAL FINANCE INVESTMENTS

The tables below present the aggregate book/adjusted carrying value of working capital finance investments (WCFI) by designation as of December 31, 2021 and 2020.

	Gross Asset	Nonadmitted Asset	Net Admitted Asset
December 31, 2021:		(In Millions)
WCFI Designation 1	$310		$310
WCFI Designation 2	134		134
Total	$444	—	$444

	Gross Asset	Nonadmitted Asset	Net Admitted Asset
December 31, 2020:		(In Millions)
WCFI Designation 1	$340		$340
WCFI Designation 2	38		38
Total	$378	—	$378

The table below presents the aggregate maturity distribution on the underlying working capital finance programs.

	Book/Adjusted Carrying Value
	December 31,
	2021	2020
	(In Millions)
Up to 180 days	$422	$378
181 to 365 days	22
Total	$444	$378

DEBT RESTRUCTURING

As of December 31, 2021 and 2020, the Company had investments in restructured bonds and mortgage loans of $40 million and $20 million, respectively.  The realized capital losses related to these bonds and mortgage loans were $31 million, zero and zero for the years ended December 31, 2021, 2020 and 2019, respectively.

MORTGAGE LOANS

The maximum and minimum lending rates for newly issued mortgage loans, by category, are as follows:

	Maximum	Minimum
Year Ended December 31, 2021:
Farm	4.45%	3.10%
Construction and land development	4.25%	4.07%
Commercial	4.39%	2.35%

Year Ended December 31, 2020:
Farm	4.95%	3.10%
Construction and land development	5.02%	4.49%
Multi-family residential	2.70%	2.70%
Commercial	5.00%	2.85%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 100%.

The age analysis of mortgage loans by type and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement is as follows:

	Farm	Residential	Commercial	Mezzanine	Total
December 31, 2021:	(In Millions)
Current	$930	$239	$14,644	$107	$15,920
30-59 days past due	2				2
60-89 days past due	1				1
90+ days past due					—
Total	$933	$239	$14,644	$107	$15,923

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1) (2)			$1,080	$107	$1,187

	Farm	Residential	Commercial	Mezzanine	Total
December 31, 2020:	(In Millions)
Current	$753	$281	$13,918	$107	$15,059
30-59 days past due					—
60-89 days past due	1				1
90+ days past due					—
Total	$754	$281	$13,918	$107	$15,060

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)			$1,502	$107	$1,609

(1) Excluded from the Commercial amounts are mortgage loan participations where the sole participants are the Company and PL&A.  The total amounts were $2,823 million and $2,752 million as of December 31, 2021 and 2020, respectively.

(2) Amounts were updated subsequent to the issuance of the Annual Statement.

The Company’s mortgage loans finance various types of properties primarily throughout the U.S., Canada and the United Kingdom (UK).  The geographic distributions of the mortgage loans book/adjusted carrying value were as follows:

	December 31,
	2021	2020
	(In Millions)
California	$3,292	$2,998
Washington	1,363	1,360
Texas	1,343	1,525
Illinois	1,252	1,175
New York	907	915
Massachusetts	813	755
New Jersey	723	719
Virginia	708	475
Florida	704	589
Arizona	613	624
All other	4,205	3,924
Total	$15,923	$15,059

As of December 31, 2021 and 2020, the largest carrying amount of one single commercial loan in California, the state with the highest geographical distribution, was $404 million or 3% and $302 million or 2% of the mortgage loan carrying value, respectively.  This loan was secured by apartment buildings.

As of December 31, 2021, the largest total carrying value of multiple commercial loans with a single sponsor was $564 million and 4% of the mortgage loan carrying value.  As of December 31, 2021, these loans were located in Arizona and California and were secured by retail.  As of December 31, 2020, the largest total carrying value of multiple commercial loans with a single sponsor, a related party to the Company, was $614 million and 4% of the mortgage loan carrying value.  As of December 31, 2020, these loans were located in Washington, District of Columbia, Illinois, North Carolina, Georgia, Texas, Arizona, and California and were secured by apartment, lodging, and golf properties.

The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2021 and 2020.

For the years ended December 31, 2021, 2020 and 2019, the Company recognized in net investment income prepayment income of $30 million, $41 million and $32 million, respectively, from early pay off mortgage loans.

The Company reviews the performance and credit quality of the mortgage loan portfolio on an on-going basis, including loan payment and collateral performance.  Collateral performance includes a review of the most recent collateral inspection reports and financial statements.  Analysts track each loan’s debt service coverage ratio (DCR) and loan-to-value ratio (LTV).  The DCR compares the collateral’s net operating income to its debt service payments.  DCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments.  A larger DCR indicates a greater excess of net operating income over the debt service.  The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage.  LTVs greater than 100% indicate that the loan amount exceeds the collateral value.  A smaller LTV percentage indicates a greater excess of collateral value over the loan amount.

The loan review process results in each loan being placed into a No Credit Concern category or one of three levels:  Level 1 Minimal Credit Concern, Level 2 Moderate Credit Concern or Level 3 Significant Credit Concern.  Loans in the No Credit Concern category are performing and no issues are noted.  The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns.  The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong.  For construction loans, projects are progressing as planned with no significant cost overruns or delays.

Level 1 loans are experiencing negative market pressure and outlook due to economic factors.  Financial covenants may have been triggered due to declines in performance.  There may be disputes between the borrower and contractors.  Credit profile and/or borrower sponsorship remain stable but require monitoring.  Near term (6 months or less) maturity requires monitoring due to negative trends.  No impairment loss concerns exist under current conditions, however some possibility of loss may exist under stressed scenarios or changes in sponsorship financial strength.  This includes troubled debt restructures (TDR) performing as agreed for more than one year.

Level 2 loans are experiencing significant or prolonged negative market pressure and uncertain outlook due to economic factors; financial covenants may have been triggered due to declines in performance and/or the borrower may have requested covenant relief.  There may be disputes between the borrower and contractors.  Loan credit profile, borrower sponsorship and/or collateral value may have declined or given cause for concern.  Near term maturity (12 months or less) coupled with negative market conditions, property performance and value and/or borrower stability result in increased refinance risk.  Likelihood for TDR, impairment and loss is increased.  This includes all loans performing as agreed during the first year of a TDR unless assigned to Level 3.

Level 3 loans are experiencing prolonged and/or severe negative market trends, declines in collateral performance and value, and/or borrower financial difficulties exist.  Borrower may have asked for modification of loan terms.  Without additional capital infusion and/or acceptable modification to existing loan terms, default is likely and foreclosure the probable alternative.  Impairment loss is possible depending on current fair market value of the collateral.  This category includes loans in default and previously impaired restructured loans that underperform despite modified terms and/or for which future loss is probable.

Loans classified as Level 1 through Level 3 are placed on a watch list and monitored monthly, subject to the terms of the loan agreement.  Loans that have been identified as Level 3 are evaluated to determine if the loan is impaired.  A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

The Company is working with borrowers who are experiencing financial difficulty as a direct result of the COVID-19 pandemic.  When necessary, the Company is providing loan modifications to assist borrowers with their present circumstances. These loans are accruing interest and are classified as current when performing under the terms of the modified loan agreement. On April 7, 2020, a group of banking agencies issued an Interagency Statement that offers practical expedients for evaluating whether loan modifications that occur in response to COVID-19 are TDR consistent with the Coronavirus Aid, Relief, and Economic Security (CARES) Act. The Consolidated Appropriations Act, signed into law on December 27, 2020 extended the relief offered in the CARES Act through January 1, 2022 and clarified that insurance companies are covered under the CARES Act. The Company’s loan modifications will fall within the guidance of either the April 7, 2020 Interagency Statement or the CARES Act, both as adopted by the NAIC under INT 20-03, and do not qualify as TDRs. As of December 31, 2021, the Company has provided modification in the form of principal and/or interest payment relief and extension of maturity dates to mortgage loans with a total book value of $916 million.  These loans do not qualify as TDRs.

The following tables set forth mortgage loan credit levels as of December 31, 2021 and 2020 ($ In Millions):

	December 31, 2021
	No Credit Concern		Level 1 Minimal Credit Concern		Level 2 Moderate Credit Concern		Level 3 Significant Credit Concern		Total
Type	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR
Agricultural	$933	2.25							$933	2.25
Apartment	2,707	1.86							2,707	1.86
Golf course	52	2.40	$22	0.90			$18	0.82	92	1.73
Industrial	751	2.37							751	2.37
Lodging	799	2.30	87	0.47	$466	0.21			1,352	1.46
Mobile home park	179	3.62							179	3.62
Office	3,512	2.09			47	2.76	20	0.75	3,579	2.09
Residential	43	2.49							43	2.49
Retail	1,839	1.87	225	1.32			514	0.72	2,578	1.59
Construction	3,299		250		160				3,709
Total	$14,114	2.07	$584	1.07	$673	0.45	$552	0.72	$15,923	1.92

	December 31, 2020
	No Credit Concern		Level 1 Minimal Credit Concern		Level 2 Moderate Credit Concern		Level 3 Significant Credit Concern		Total
Type	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR
Agricultural	$754	2.25							$754	2.25
Apartment	1,728	1.59	$253	1.18					1,981	1.54
Golf course	38	1.11	21	0.74	$32	0.85	$20	0.69	111	0.89
Industrial	344	2.73							344	2.73
Lodging	211	1.36	662	0.25	371	(0.24)	337	(1.25)	1,581	(0.04)
Mobile home park	180	3.39							180	3.39
Office	3,532	1.94	617	2.18			20	0.62	4,169	1.97
Residential	84	2.37							84	2.37
Retail	489	1.59	1,911	1.77			185	1.91	2,585	1.74
Construction	2,072		954		245				3,271
Total mortgage loans	$9,432	1.92	$4,418	1.50	$648	(0.15)	$562	(0.08)	$15,060	1.63

JOINT VENTURES, PARTNERSHIPS AND LLCs

The Company does not have investments in joint ventures, partnerships and limited liability companies that exceed 10% of admitted assets of the Company as of December 31, 2021 and 2020.  For impaired investments in joint ventures, partnerships and limited liability companies, the Company recorded write downs of $11 million, $10 million and $6 million on 6, 5 and 7 investments during the years ended December 31, 2021, 2020 and 2019, respectively, based upon lower estimated future cash flows.

6.     FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company’s financial assets and liabilities that are carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The determination of fair value requires the use of observable market data when available. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2

Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in inactive markets, and model-derived valuations for which all significant inputs are observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

The following tables present, by fair value hierarchy level, the Company’s financial instruments that are carried at fair value or net asset value (NAV) as of December 31, 2021 and 2020:

	Level 1	Level 2	Level 3	NAV	Total
December 31, 2021:	(In Millions)
Assets:
Bonds:
Issuer obligations		$24			$24
LBASS			$103		103
Total bonds	—	24	103	—	127

Preferred stocks:
Industrial and miscellaneous		1	1		2
Total preferred stocks	—	1	1	—	2

Common stocks:
Industrial and miscellaneous	$16		22		38
Affiliates (1)	127				127
Total common stocks	143	—	22	—	165

Derivatives:
Foreign currency and interest rate swaps		208			208
Equity derivatives	82		1,916		1,998
Total derivatives	82	208	1,916	—	2,206

Separate account assets (2)	67,331	1		$644	67,976
Total	$67,556	$234	$2,042	$644	$70,476

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$213			$213
Equity derivatives			$10		10
Total	—	$213	$10	—	$223

	Level 1	Level 2	Level 3	NAV	Total
December 31, 2020:	(In Millions)
Assets:
Bonds:
Issuer obligations		$2			$2
LBASS			$1		1
Total bonds	—	2	1	—	3

Common stocks:
Industrial and miscellaneous			7		7
Affiliates (1)	$120				120
Total common stocks	120	—	7	—	127

Derivatives:
Foreign currency and interest rate swaps		224			224
Equity derivatives	116		1,266		1,382
Total derivatives	116	224	1,266	—	1,606

Separate account assets (2)	61,335			$488	61,823
Total	$61,571	$226	$1,274	$488	$63,559

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$166			$166
Equity derivatives			$2		2
Total	—	$166	$2	—	$168

(1)  Consists of mutual funds managed by affiliated entities.

(2)  Consists of separate account assets that are primarily invested in mutual funds and hedge funds. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is recorded in the separate account liabilities. Separate account liabilities are measured to equal the fair value of separate account assets.

FAIR VALUE MEASUREMENT

The following describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value.

BONDS, PREFERRED STOCKS AND COMMON STOCKS

The fair values of bonds, preferred stocks and common stocks are determined by management after considering external pricing sources and internal valuation techniques. For securities with sufficient trading volume, prices are obtained from third-party pricing services.  For securities that are traded infrequently, fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company’s management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties and development of internal models utilizing observable market data of comparable securities. The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of fair value, independent non-binding broker quotations are obtained or an internally developed valuation is prepared. Upon evaluation, the Company determines which source represents the best estimate of fair value. Overrides of third-party prices to internally developed valuations of fair value did not produce material differences in the fair values for the majority of the portfolio; accordingly, overrides were not material. In the absence of such market observable activity, management’s best estimate is used.

Fair values determined by internally derived valuation tools use market-observable data if available. Generally, this includes using an actively traded comparable security as a benchmark for pricing.  These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity and prepayment speeds. These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants and risk managers. Internally developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the significant inputs used in determining their fair values are market observable and appropriate. Externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3. Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process. Prices are reviewed and approved by the Company’s professional credit analysts that have industry expertise and considerable knowledge of the issuers. Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of fair values against prices of actual trades. A group comprised of the Company’s investment accountants, portfolio managers and analysts and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process. These items are investigated, further analysis is performed and resolutions are appropriately documented.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at fair value using pricing valuation models which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures. The Company calculates the fair value of derivatives using market standard valuation methodologies for foreign currency and interest rate swaps and equity options. Internal models are used to value equity total return swaps. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels. On a monthly basis, the Company performs an analysis of derivative valuations, which includes both quantitative and qualitative analyses. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment and review of changes in the market value for each derivative by both risk managers and investment accountants. Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness.

Derivative instruments classified as Level 1 are exchange-traded. Derivative instruments classified as Level 2 primarily include foreign currency and interest rate swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.  The Company accounts for certain derivatives that are designated as cash flow hedges in the same manner as the hedged liability, which are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and total return swaps. These derivatives are valued using pricing models which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels and, to a lesser extent, broker quotations. A derivative instrument containing Level 2 inputs would be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

SEPARATE ACCOUNT ASSETS

The fair value of separate account assets is based on the fair value or NAV of the underlying assets. Separate account assets held at fair value primarily consist of investments in mutual funds and hedge funds.

Level 1 separate account assets include mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction. Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices. Variances are investigated, further analysis is performed and resolutions are appropriately documented.

The fair value of assets in the Separate Accounts in Level 2 consist of bonds based on the valuation methods described above in Bonds, Preferred Stocks and Common Stocks. The fair value of assets in the Separate Accounts in Level 3 consist of bonds based on valuation methods described in Bonds, Preferred Stocks and Common Stocks and mortgage loans based on the valuation method described below.

Investments Measured Using the NAV Practical Expedient

Separate account assets include hedge funds where the fair value is based on the net asset value obtained from the fund managers. Investment strategies related to separate account hedge funds include multi-strategy primarily invested in U.S. and international equity, fixed income, long/short equity, loans, precious metals, real estate, derivatives, privately held companies and private partnerships. The redemption frequency can be daily, monthly, quarterly, semi-annually and annually. The remaining lockup period ranges from zero to 32 months as of December 31, 2021.  There are no unfunded commitments of investments measured using the NAV practical expedient  as of December 31, 2021.

LEVEL 3 RECONCILIATION

The tables below present a reconciliation of the beginning and ending balances of the Level 3 financial instruments that are carried at fair value using significant unobservable inputs:

				Total Gains or (Losses)
	January 1,	Transfers Into	Transfers Out	Included in	Included in				December 31,
	2021	of Level 3 (1) (2)	of Level 3 (2)	Net Income	Surplus	Purchases	Sales	Settlements	2021
	(In Millions)
Bonds	$1	$31		$1	($2)	$72			$103
Preferred stocks						1			1
Common stocks	7					16	($1)		22
Derivatives, net	1,264			1,518	(53)	1,022		($1,845)	1,906
Total	$1,272	$31	$—	$1,519	($55)	$1,111	($1)	($1,845)	$2,032

				Total Gains or (Losses)
	January 1,	Transfers Into	Transfers Out	Included in	Included in				December 31,
	2020	of Level 3 (1) (2)	of Level 3 (2) (3)	Net Loss	Surplus	Purchases	Sales	Settlements	2020
	(In Millions)
Bonds	$11	$1	($10)					($1)	$1
Common stocks	5			$1		$19	($18)		7
Derivatives, net	826			883	$193	211		(849)	1,264
Total	$842	$1	($10)	$884	$193	$230	($18)	($850)	$1,272

(1) Transferred into Level 3 due to carrying value adjustments down to fair value.

(2) Transfers in and/or out are recognized at the end of each quarter.

(3) Transferred out of Level 3 due to NAIC designation upgrade.

The book/adjusted carrying values and fair values of the Company’s financial instruments are presented in the following table:

	December 31, 2021
		Book/					Not
		Adjusted					Practicable
	Fair	Carrying					(Carrying
	Value	Value	Level 1	Level 2	Level 3	NAV	Value)
	(In Millions)
Assets:
Bonds	$72,460	$67,346		$67,642	$4,818
Preferred stocks	2	2		1	1
Common stocks (1)	165	165	$143		22
Mortgage loans	16,605	15,923			16,605
Cash, cash equivalents and short-term investments	993	993	813	30	150
Contract loans	7,489	7,489			7,489
Derivatives, net	1,983	1,983	82	(5)	1,906
Securities lending reinvested collateral assets (2)	3,327	3,327		3,327
Other invested assets (1)	776	743		714	62
Separate account assets	70,462	70,442	67,331	2,254	230	$647
Liabilities:
Liability for deposit-type contracts (3)	11,705	11,108		6,919	4,786
Separate account liability for deposit-type contracts	6	6			6

	December 31, 2020
		Book/					Not
		Adjusted					Practicable
	Fair	Carrying					(Carrying
	Value	Value	Level 1	Level 2	Level 3	NAV	Value)
	(In Millions)
Assets:
Bonds	$66,401	$58,897		$63,086	$3,315
Preferred stocks	9	8		9
Common stocks (1)	127	127	$120		7
Mortgage loans	15,464	15,060			15,464
Cash, cash equivalents and short-term investments	2,000	2,000	1,792	200	8
Contract loans	7,690	7,690			7,690
Derivatives, net	1,437	1,437	115	58	1,264
Securities lending reinvested collateral assets (2)	2,681	2,681		2,681
Other invested assets (1)	578	547		568	10
Separate account assets	63,344	63,283	61,335	1,338	183	$488
Liabilities:
Liability for deposit-type contracts (3)	7,038	6,173		2,198	4,840
Borrowed money	49	49			49
Separate account liability for deposit-type contracts	4	4			4

(1) Excludes investments accounted for under the equity method.

(2) Excludes payable for securities lending as it equals the securities lending reinvested collateral.

(3) Excludes deposit liabilities with no defined or contractual maturities.

The tables above exclude the following financial instruments: investment income due and accrued and derivatives collateral receivable and payable.  The fair value of these financial instruments, which are primarily classified as Level 2, approximates carrying value as they are short-term in nature such that there is minimal risk of material changes in fair value due to changes in interest rates or counterparty credit.

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2021 and 2020:

MORTGAGE LOANS

The fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS (INCLUDING SECURITIES LENDING REINVESTED COLLATERAL ASSETS)

For cash and cash equivalents with maturities of three months or less from date of purchase, their fair values approximate their book/adjusted carrying values due to their short maturities. For short-term investments with maturities of one year or less from date of purchase, excluding cash equivalents and money market mutual funds, their fair values are determined using similar valuation techniques as described above for bonds. Cash equivalents that are money market mutual funds have fair values that approximate their book/adjusted carrying values due to the short maturities of the underlying investments of the funds. Securities lending reinvested collateral assets that are primarily reverse purchase agreements have fair values that approximate their book/adjusted carrying values due to their short maturities.

CONTRACT LOANS

Contract loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the contract loans is a reasonable approximation of fair value.

OTHER INVESTED ASSETS

Other invested assets consist primarily of surplus note investments held from other insurance providers and WCFIs that are NAIC rated 1 or 2. The fair values of the surplus note investments are priced by an independent pricing service as described for bonds above. The WCFIs are held at accreted book value which approximates fair value due to the short-term nature of the investment.

LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The primary methods used to determine the estimated fair value of liability for deposit-type contracts are: discounted cash flow methodologies using significant unobservable inputs, and discounted cash flow methodologies using current market risk-free interest rates and adding a spread to reflect nonperformance risk.  The fair value of the liability for deposit-type contracts issued at floating rates or that are short-term in nature approximate their carrying values.

BORROWED MONEY

The secured borrowing fair value is determined by discounting estimated future cash flows, using current rates that are applicable to similar quality, collateral type and maturity.

SEPARATE ACCOUNT LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The statement value of separate account liability for deposit-type contracts is reported under separate account liabilities and is a reasonable estimate of their fair value because the contractual interest rates are variable and based on current market rates.

7.                      DERIVATIVE INSTRUMENTS

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk and equity risk, collectively “market risk”, and credit risk. Derivative instruments are also used to manage the duration mismatch of general  account assets and liabilities. Derivatives may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company’s OTC derivatives are primarily bilateral contracts between two counterparties. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties. The Company utilizes a variety of derivative instruments including swaps, exchange-traded futures and options.

Market risk is the possibility that future changes in market conditions may make the derivative financial instrument less valuable. Credit risk is defined as the possibility that a loss may occur from the failure of another party to perform in accordance with the terms of the contract, which exceeds the value of existing collateral, if any. The Company mitigates these risks through established market and credit risk limits.

The following table summarizes the notional amount, net carrying value, and fair value of the Company’s derivative instruments by derivative type.  Cash collateral received from or pledged to counterparties is not included in the amounts below.

	Notional Amount	Net Carrying Value	Fair Value
	(In Millions)
December 31, 2021:
Equity call options	$22,355	$1,908	$1,908
Foreign currency swaps	4,325	65	65
Interest rate swaps	6,256	(70)	(70)
Equity total return swaps	155	(3)	(3)
Equity futures	2,731	82	82
Equity put options	732	1	1
Total	$36,554	$1,983	$1,983

December 31, 2020:
Equity call options	$17,222	$1,265	$1,265
Foreign currency swaps	2,015	(37)	(37)
Interest rate swaps	2,432	95	95
Equity total return swaps	140	(1)	(1)
Equity futures	2,736	115	115
Total	$24,545	$1,437	$1,437

Notional amount represents a standard of measurement of the volume of derivatives.  Notional amount is not a quantification of market risk or credit risk and is not recorded in the statements of admitted assets, liabilities and capital and surplus - statutory basis.  Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as foreign currency swaps.

Cash collateral received from OTC counterparties was $846 million and $950 million as of December 31, 2021 and 2020, respectively.  Cash collateral pledged to OTC counterparties was $290 million and $37 million as of December 31, 2021 and 2020, respectively.

As of December 31, 2021 and 2020, the Company had also accepted collateral, consisting of various securities, with a fair value of $327 million and $12 million, respectively, which are held in separate custodial accounts.  As of December 31, 2021 and 2020, none of this collateral had been repledged.

The Company is required to pledge initial margin for all futures contracts.  The amount of required margin is determined by the exchange on which it is traded.  The Company pledged cash and assets to satisfy this collateral requirement.  Cash pledged for initial margin was $82 million and $115 million as of December 31, 2021 and 2020, respectively.  Assets pledged to satisfy this requirement for initial margin had a fair value of $138 million and $78 million as of December 31, 2021 and 2020, respectively.

As of December 31, 2021 and 2020, the Company provided collateral in the form of various securities with a carrying value of $126 million and $65 million, respectively, which are included in bonds.  The counterparties are permitted by contract to sell or repledge this collateral.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

The Company offers life insurance products with indexed account options.  The interest credited on the indexed accounts is a function of the underlying domestic and/or international equity index, subject to various caps, thresholds and participation rates.

The Company utilizes equity call options to hedge the credit paid to the policyholder on the underlying index for its life insurance products  with indexed account options. These equity call options are contracts to buy the index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums.  These equity call options are designated as a fair value hedge under statutory accounting principles with changes in fair value recorded in net realized capital gains (losses) less tax.

For the years ended December 31, 2021, 2020 and 2019, $554 million, $432 million and $326 million, respectively, of option premium expense recorded in net investment income for the one-year equity call options hedging life indexed account insurance products was excluded from the assessment of hedge effectiveness. For all other hedging relationships, no component of the hedging instrument’s fair value was excluded from the assessment of hedge effectiveness.

For the years ended December 31, 2021, 2020 and 2019, the Company recorded $15 million, $1 million and zero, respectively, in unrealized capital gain resulting from derivatives that no longer qualified for hedge accounting.

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company utilizes foreign currency interest rate swap agreements to convert fixed or floating foreign denominated liabilities to  U.S. dollar fixed liabilities. A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed-upon exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates, and the exchanged principal amounts. The Company enters into these agreements primarily to manage the currency risk associated with investments and liabilities that are denominated in foreign currencies. The main currencies swapped that the Company has designated as cash flow hedges are the British pound and the Swiss franc.

The Company also utilizes interest rate swaps to hedge against reinvestment risk embedded in products with long durations. An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows for forecasted transactions is 39 years. The Company may discontinue cash flow hedge accounting because it is no longer probable that the forecasted transaction will occur by the end of the originally specified time period or within two months of the anticipated date. The Company did not have cash flow hedges that have been discontinued.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company offers a rider on certain variable annuity contracts that guarantees net principal over specified periods, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions.

The Company utilizes total return swaps, exchange-traded futures and equity put options based upon domestic and international equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products. Total return swaps are swaps whereby the Company agrees to exchange the difference between the economic risk and reward of an equity index and a floating rate of interest, calculated by reference to an agreed upon notional amount.  Cash is paid and received over the life of the contract based on the terms of the swap. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily fair value of those contracts. The equity put options involve the exchange of an upfront payment for the return, at the end of the option agreement, of the equity index below a specified strike price. The Company also utilizes interest rate swaps to manage interest rate risk in the variable annuity products.

The Company offers fixed indexed annuity products where interest is credited to the policyholder’s account balance based on domestic and/or international equity index changes, subject to various caps or participation rates. The Company utilizes total return swaps, exchange-traded equity futures and equity call options based upon market indices to economically hedge the interest credited to the policyholder based upon the underlying equity index.  These equity call option contracts involve the exchange of an upfront premium payment for the return, at the end of the option agreement, of the differentials in the index at the time of exercise and the strike price subject to a cap.

Interest rate swaps are used by the Company to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities.

Foreign currency interest rate swap agreements are used to convert foreign-denominated assets or liabilities to U.S. dollar assets or liabilities. The main currencies that the Company economically hedges are the euro, British pound, and Canadian dollar.

The average and ending fair value of derivatives not designated as hedging instruments are as follows:

	Average Fair Value Years Ended December 31,		Ending Fair Value as of December 31,
	2021	2020	2021		2020
			Asset	Liability	Asset	Liability
	(In Millions)
Equity call options	$423	$259	$478		$486
Equity total return swaps	1	16		$3		$1
Equity futures	72	233	82		115
Foreign currency swaps	(8)	175	86	52	57	94
Interest rate swaps	(86)	118	89	159	167	72
Equity put options	5	23	1
Total	$407	$824	$736	$214	$825	$167

The following table summarizes the net gains or (losses) recorded in realized and unrealized capital gains and losses for derivatives not designated as hedging instruments.

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Equity total return swaps	($2)	$22	($65)
Equity futures	(401)	(1,080)	(13)
Foreign currency swaps	94	(107)	(7)
Interest rate swaps	(165)	78	19
Equity call options	733	422	308
Equity put options	(1)	39	(23)
Total	$258	($626)	$219

For the years ended December 31, 2021, 2020 and 2019, net losses from periodic net settlements and amortization recorded in net investment income were $176 million, $35 million and $330 million, respectively.

For equity call options with deferred financing premiums which are paid at the end of the derivative contract, summarized in the tables below are the undiscounted future settled premium commitments, equity call option fair value and equity call option fair value excluding impact of discounted future settled premiums (In Millions):

Years Ending December 31:	Premium Payments Due
2022	$613	(1)
2023	77
2024	18
2025	34
2026 and thereafter	49
Total undiscounted future settled premium commitments	$791

(1) Premium payments are expected to be made monthly, based upon current maturity date of derivative contracts.

Years Ending December 31:	Undiscounted Future Premium Commitments	Equity Call Option Fair Value		Equity Call Option Fair Value Excluding Impact of Discounted Future Settled Premiums
2021	$791	$1,480		$1,480
2020	621	784	(1)	$1,115

(1) The equity call option fair value excludes accrued premium liability of $290 million as of December 31, 2020.

DERIVATIVE CREDIT EXPOSURE

The Company is exposed to credit-related losses in the event of nonperformance by derivative counterparties to OTC derivatives.  The Company manages its credit risk by dealing with creditworthy counterparties, establishing risk-control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate.  In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned.

The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty. The net position with each counterparty is calculated as the aggregate fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received.  These master netting agreements include collateral arrangements with derivative counterparties, which requires positions be marked to market and margined on a daily basis by the daily settlement of variation margin.  The Company has minimal counterparty exposure to credit-related losses in the event of non performance by these counterparties.

The OTC agreements may include a termination event clause associated with financial strength ratings assigned by certain independent  rating agencies.  If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement, or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the net fair value of the underlying derivatives. As of December 31, 2021 and 2020, the Company’s financial strength ratings were above the specified level.

The Company’s credit exposure is measured on a counterparty basis as the net positive fair value of all derivative positions with the counterparty, net of income or expense accruals and collateral received.  The Company’s credit exposure for OTC derivatives as of December 31, 2021 was $2 million.  The maximum exposure to any single counterparty was $2 million as of December 31, 2021.  All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance for the years ended December 31, 2021, 2020 and 2019.  The Company does not expect any counterparties to fail to meet their obligations given their investment-grade ratings.

8.                      INCOME TAXES

The components of net admitted deferred tax assets are as follows:

	December 31, 2021			December 31, 2020
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Millions)			(In Millions)
Gross deferred tax assets	$1,106		$1,106	$964		$964
Statutory valuation allowance adjustment
Adjusted gross deferred tax assets	1,106		1,106	964		964
Deferred tax assets nonadmitted	124		124	146		146
Net admitted deferred tax asset	982		982	818		818
Deferred tax liabilities	229	$291	520	252	$155	407
Net admitted deferred tax asset (net deferred tax liability)	$753	($291)	$462	$566	($155)	$411

				Change during 2021
				Ordinary	Capital	Total
				(In Millions)
Gross deferred tax assets				$142		$142
Statutory valuation allowance adjustment
Adjusted gross deferred tax assets				142		142
Deferred tax assets nonadmitted				(22)		(22)
Net admitted deferred tax asset				164		164
Deferred tax liabilities				(23)	$136	113
Net admitted deferred tax asset (net deferred tax liability)				$187	($136)	$51

The admission calculation components of SSAP No. 101, Income Taxes, are as follows:

	December 31, 2021			December 31, 2020
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Millions)			(In Millions)
Federal income taxes paid in prior years recoverable through loss carrybacks	$—		$—	$—		$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	462		462	411		411
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	462		462	411		411
Adjusted gross deferred tax assets allowed per limitation threshold			1,633			1,635
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	229	$291	520	252	$155	407
Deferred tax assets admitted as the result of application of SSAP No. 101	$691	$291	$982	$663	$155	$818

				Change during 2021
				Ordinary	Capital	Total
				(In Millions)
Federal income taxes paid in prior years recoverable through loss carrybacks				$—		$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation				51		51
Adjusted gross deferred tax assets expected to be realized following the balance sheet date				51		51
Adjusted gross deferred tax assets allowed per limitation threshold						(2)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities				(23)	$136	113
Deferred tax assets admitted as the result of application of SSAP No. 101				$28	$136	$164

The ratio percentage and adjusted capital and surplus used to determine recovery period and threshold limitation are as follows ($ In Millions):

	December 31,
	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount	1,172%	1,256%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$10,886	$10,898

The impacts of tax planning strategies as of December 31, 2021 and 2020 are as follows ($ In Millions):

	December 31, 2021
	Ordinary	Capital
Adjusted gross deferred tax assets	$1,106	$—
Percent of total adjusted gross deferred tax assets	0%	0%

Net admitted adjusted gross deferred tax assets	$982	$—
Percent of total net admitted adjusted gross deferred tax assets	0%	0%

	December 31, 2020
	Ordinary	Capital
Adjusted gross deferred tax assets	$964	$—
Percent of total adjusted gross deferred tax assets	0%	0%

Net admitted adjusted gross deferred tax assets	$818	$—
Percent of total net admitted adjusted gross deferred tax assets	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance as of December 31, 2021 and 2020.

The Federal income taxes are as follows:

	Years Ended December 31,			Change	Change
	2021	2020	2019	2021-2020	2020-2019
	(In Millions)
Federal income tax expense (benefit)	$210	($197)	($50)	$407	($147)
Federal income taxes on net capital gains (loss)	(7)	14	100	(21)	(86)
Other		(12)		12	(12)
Federal income tax expense (benefit)	$203	($195)	$50	$398	($245)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows. There were no capital deferred tax assets as of December 31, 2021 and 2020.

	December 31,
Deferred tax assets:	2021	2020	Change
Ordinary:	(In Millions)
Policyholder reserves	$598	$486	$112
Deferred acquisition costs	428	403	25
Compensation and benefits accrual	66	61	5
Policyholder dividend accruals	2	2	—
Other	12	12	—
Total	1,106	964	142
Statutory valuation allowance adjustment
Nonadmitted	124	146	(22)
Admitted deferred tax assets	982	818	164

Deferred tax liabilities:
Ordinary:
Investments	144	138	6
Fixed assets	78	106	(28)
Other	7	8	(1)
Total deferred tax liabilities	229	252	(23)

Capital:
Investments	291	155	136
Total	291	155	136

Deferred tax liabilities	520	407	113

Net admitted deferred tax assets	$462	$411	$51

The change in net deferred income taxes, exclusive of the nonadmitted assets, is as follows:

	December 31,
	2021	2020	Change
	(In Millions)
Total deferred tax assets	$1,106	$964	$142
Total deferred tax liabilities	520	407	113
Net deferred tax asset	$586	$557	29
Tax effect of unrealized activities			59
Change in net operating deferred income tax			$88

The CARES Act, enacted on March 27, 2020, contains certain income tax related provisions. One of the key provisions allows companies with net operating losses (NOL) originating in 2018, 2019 or 2020 to carry back those losses to the five preceding tax years and recover cash taxes paid in those years. The Company recorded a Federal income tax benefit for the expected carryback of 2020 NOL to the five preceding tax years from 2015 to 2019, some of which were at a higher statutory tax rate than the current year.  The benefit was reflected in Federal income tax expense (benefit) in 2020, with additional adjustment in 2021 based on 2020 tax return as filed.

Federal income tax expense (benefit) is different from that which would be obtained by applying the statutory Federal income tax rate of 21% to income before income taxes.  The significant items causing these differences are as follows:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Provision computed at statutory rate	$225	($51)	$377
Tax impact from derivative gains (losses)	(43)	54	34
Tax impact from surplus activities		61	10
Tax impact from affiliates	41	(53)	(245)
Tax credits	(21)	(14)	(38)
Dividend received deduction	(33)	(30)	(30)
Taxes allocated under tax sharing agreement	(24)	(29)	(10)
Benefit of NOL carryback under CARES Act	(18)	(72)
Other	(12)	7	(1)
Total statutory income tax	$115	($127)	$97

Federal income tax expense (benefit)	$203	($195)	$50
Change in net deferred income taxes	(88)	68	47
Total statutory income tax	$115	($127)	$97

The Company had no low income housing and solar energy credit carryforwards as of December 31, 2021 and 2020.  The Company had no investment tax credits.  The Company had no Alternative Minimum Tax  credit carryforward. The Company had no adjustments of deferred tax assets (DTAs) and deferred tax liabilities (DTLs) for enacted changes in tax laws or a change in tax status.  The Company had no adjustments to gross DTAs because of a change in circumstances that causes a change in judgment about the realizability of the related DTAs.  The Company had no deposits under Section 6603 of the Internal Revenue Code.

The following are estimated Federal income taxes in the current and prior years that will be available for recoupment in the event of future net losses (In Millions).

	Ordinary	Capital
2021 estimated
2020		$27
2019		42

The Company had no federal or foreign income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within 12 months from December 31, 2021.

The Company’s policy is to recognize interest expense and penalties related to tax contingencies as a component of Federal and foreign income taxes.  During the years ended December 31, 2021, 2020 and 2019, the Company paid an immaterial amount of interest and penalties to state tax authorities.

PMHC and its subsidiaries file income tax returns in the U.S. Federal and various state jurisdictions.  PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS is currently examining PMHC’s tax returns for the years ended December 31, 2013 through 2018. The exam of the Federal tax returns through tax years ended December 31, 2012 has been completed and certain issues are under appeals. The State of California is auditing the tax year ended December 31, 2009 and certain issues are under protest. The Company does not expect the current Federal and California audits to result in any material assessments.

9.                        BORROWED MONEY

The Company maintains a $700 million commercial paper program.  There was no commercial paper debt outstanding as of December 31, 2021 and 2020.  In addition, the Company had a bank revolving credit facility of $400 million maturing in June 2023 that served as a back-up line of credit to the commercial paper program. In June 2021, this facility and a $600 million revolving credit facility at Pacific LifeCorp were unified and extended into a new $1.0 billion senior revolving credit facility available to both borrowers up to the full commitment amount (the Company and Pacific LifeCorp) with a maturity date of June 2026. The new facility serves as a back-up line of credit to the commercial paper program. Interest is at variable rates. This facility had no debt outstanding as of  December 31, 2021 and 2020. The revolving credit facility has certain debt covenants and the Company was in compliance with those debt covenants as of December 31, 2021. The Company maintains a reverse repurchase line of credit with various financial institutions. There was no debt outstanding in connection with these lines of credit as of December 31, 2021 and 2020.

The Company had an outstanding liability for borrowed money in the amount of $49 million as of December 31, 2020, due to an unrelated third party.  The lender’s collateral for the amount borrowed was a participation interest in two of the Company’s commercial mortgage loans that are secured by real estate properties.  In 2021, the participation agreement was terminated.

The Company is a member of the Federal Home Loan Bank (FHLB) of Topeka.  The Company is eligible to receive advances from the FHLB based on a percentage of the Company’s statutory general account assets provided it has sufficient available eligible collateral and is in compliance with the FHLB requirements, debt covenant restrictions and insurance laws and regulations. The Company’s estimated maximum borrowing capacity (after taking into account required collateralization levels) was $1.5 billion and $1.7 billion as of December 31, 2021 and 2020, respectively.  However, asset eligibility determination is subject to the FHLB’s discretion and to the availability of qualifying assets at the Company.  Interest is at variable or fixed rates.

Through its membership, the Company has issued funding agreements to the FHLB in exchange for cash advances. The Company uses these funds in an investment spread strategy, consistent with its other investment spread business. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s general strategy to utilize funds for operations, and any funds obtained from the FHLB for use in general operations would be accounted for consistent with SSAP No. 15, Debt and Holding Company Obligations, as borrowed money.  The funding agreement reserves established were $489 million and $102 million as of December 31, 2021 and 2020, respectively.  The funding agreement liabilities are included in liability for deposit-type contracts.  There was no debt outstanding with the FHLB as of December 31, 2021 and 2020.

The collateral pledged to the FHLB is as follows:

	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
	December 31, 2021			December 31, 2020
General Accounts:	(In Millions)
Total collateral pledged	$1,100	$1,081	$489	$705	$637	$102
Maximum collateral pledged	1,108	1,087	489	926	915	508

The maximum borrowing from FHLB during the year ended December 31, 2021 is as follows (In Millions):

General Account
Debt	$—
Funding agreements	489
Total	$489

The Company’s current borrowings from FHLB are not subject to prepayment penalties.

The Company is required to purchase stock in FHLB of Topeka each time it receives an advance.  As of December 31, 2021 and 2020, the Company holds $22 million and $7 million, respectively, of FHLB of Topeka stock, which is recorded in common stocks.

10.                  CAPITAL AND SURPLUS

The Company has 600,000 shares of common stock authorized, issued and outstanding with a par value of $50.00 per share. There is only one class of shares.

DIVIDEND RESTRICTIONS

The payment of dividends by the Company to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws.  These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Based on this limitation and 2021 statutory results, the Company could pay up to $769 million in dividends in 2022 to Pacific LifeCorp, without prior approval by the NE DOI, subject to the notification requirement.  Within the dividend restrictions, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders.   There are no other restrictions on unassigned surplus.

During the year ended December 31, 2021, Pacific Life paid an ordinary dividend in the form of cash and bonds to Pacific LifeCorp of $450 million.  During the years ended December 31, 2020 and 2019, Pacific Life paid an ordinary cash dividend to Pacific LifeCorp of zero and $650 million, respectively.

During the year ended December 31, 2020, Pacific LifeCorp made a capital contribution to the Company of $650 million that is reported in paid in surplus.

UNASSIGNED SURPLUS

The portion of unassigned surplus represented by cumulative unrealized gains, net, as of December 31, 2021 and 2020 was $708 million and $332 million, respectively.

SURPLUS NOTES

The carrying values of surplus notes are shown below:

	December 31,
	2021	2020
	(In Millions)
1993 Surplus Notes	$134	$134
2009 Surplus Notes	385	385
2013 Surplus Note	407	406
2017 Surplus Notes	749	749
Total surplus notes	$1,675	$1,674

1993 Surplus Notes:

On December 30, 1993, the Company issued Contribution Certificates, also referred to as surplus notes (1993 Surplus Notes) in the principal amount of $150 million for net cash proceeds of approximately $147 million at an interest rate of 7.90% maturing on December 30, 2023.  Interest is payable semiannually on June 30 and December 30.  Total interest and principal paid on a cumulative basis was $330 million and $16 million, respectively, as of December 31, 2021.  Interest paid on the 1993 Surplus Notes amounted to $11 million for the years ended December 31, 2021, 2020 and 2019, and is included in net investment income.  There was no principal paid during the years ended December 31, 2021, 2020 and 2019.  The Company had entered into interest rate swaps converting these surplus notes to variable rate notes based upon the London Interbank Offered Rate (LIBOR).  During the year ended December 31, 2011, the interest rate swaps were terminated. Deferred gains related to the termination of the interest rate swaps were recorded directly to surplus in other surplus adjustments and are amortized as a reduction of interest expense over the life of the surplus notes using the effective interest method.  As of December 31, 2021, total unamortized gains were $10 million.  Amortization totaled $5 million, $5 million and $4 million for the years ended December 31, 2021, 2020 and 2019, respectively.

The 1993 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933, underwritten by Merrill Lynch & Co., Goldman Sachs & Co., and J.P. Morgan Securities, Inc., and are administered by JPMorgan Chase Bank.  The 1993 Surplus Notes may not be redeemed at the option of the Company or any holder of the 1993 Surplus Notes. The 1993 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.  Each payment of interest on and the repayment of principal of the 1993 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The 1993 Surplus Notes are held by bank custodians for unaffiliated investors and may hold 10% or more of the outstanding notes at any time.

On October 24, 2017, with the approval of the Director of the NE DOI, the Company pursuant to a tender offer repurchased and retired $16 million of the 1993 Surplus Notes. A tender offer premium payment of $4 million was recorded in interest expense and reported through net investment income. Partially offsetting the interest expense was $3 million from the amortization from surplus of deferred derivative gains which were recorded following the 2011 termination of interest rate swaps, and was also recorded through net investment income.

2009 Surplus Notes:

On June 15, 2009, the Company issued $1 billion of surplus notes at a fixed interest rate of 9.25%, maturing on June 15, 2039 (2009 Surplus Notes).  Interest is payable semiannually on June 15 and December 15.  Total interest and principal paid on a cumulative basis was and $959 million and $615 million, respectively, as of December 31, 2021.  Interest paid on the 2009 Surplus Notes amounted to $36 million for each of the years ended December 31, 2021, 2020 and 2019 and is included in net investment income.  There was no principal paid during the years ended December 31, 2021, 2020 and 2019.  The Company may redeem all or a portion of the 2009 Surplus Notes at its option, subject to the prior approval of the Director of the NE DOI for such optional redemption.  The 2009 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.  Each payment of interest on and the repayment of principal of the 2009 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI.  The Company had entered into interest rate swaps converting these surplus notes to variable rate notes based upon the LIBOR. During the year ended December 31, 2011, the interest rate swaps were terminated.  Deferred gains related to the termination of the interest rate swaps were recorded directly to surplus in other surplus adjustments and are amortized as a reduction of interest expense over the life of the surplus notes using the effective interest method.  As of December 31, 2021, total unamortized gains were $113 million.  Amortization totaled $3 million for each of the years ended December 31, 2021, 2020 and 2019.

The 2009 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933, underwritten by Goldman Sachs & Co., UBS Investment Bank and Wachovia Securities. U.S. Bank has been appointed as fiscal agent to act as registrar, principal paying agent and transfer agent with respect to the 2009 Surplus Notes.  The 2009 Surplus Notes are held by bank custodians for unaffiliated investors and may hold 10% or more of the outstanding notes at any time.

On January 22, 2013, with the approval of the Director of the NE DOI, the Company pursuant to a tender offer repurchased and retired $323 million of the 2009 Surplus Notes. A tender offer premium payment of $155 million was recorded in interest expense and reported through net investment income. Partially offsetting the interest expense was $112 million from the amortization from surplus of deferred derivative gains which were recorded following the 2011 termination of interest rate swaps, and was also recorded through net investment income.

On February 11, 2016, with the approval of the Director of the NE DOI, the Company repurchased and retired an additional $56 million of principal of its 2009 Surplus Notes. A premium payment of $24 million was recorded in interest expense and reported through net investment income.  Partially offsetting the interest expense was $18 million from the amortization from surplus of deferred derivative gains which were recorded following the 2011 termination of interest rate swaps, and was also recorded through net investment income.

On October 24, 2017, with the approval of the Director of the NE DOI, the Company pursuant to a tender offer repurchased and retired $236 million of the 2009 Surplus Notes. A tender offer premium payment of $166 million was recorded in interest expense and reported through net investment income. Partially offsetting the interest expense was $74 million from the amortization from surplus of deferred derivative gains which were recorded following the 2011 termination of interest rate swaps, and was also recorded through net investment income.

2013 Surplus Note:

Concurrent with the repurchase of 2009 Surplus Notes on January 22, 2013 discussed above and, with the approval of the Director of the NE DOI, the Company issued a $500 million, 30-year surplus note to its parent, Pacific LifeCorp, at a fixed interest rate of 5.125%, with semi-annual interest payments due January 25 and July 25, maturing on January 25, 2043 (2013 Surplus Note). Each payment of interest on and the repayment of principal of the 2013 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The 2013 Surplus Note is unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.  Total interest and principal paid on a cumulative basis was $201 million and $90 million, respectively, as of December 31, 2021.  Interest paid on the 2013 Surplus Note amounted to $21 million for each of the years ended December 31, 2021, 2020 and 2019 and is included in net investment income.  There was no principal paid during the years ended December 31, 2021, 2020 and 2019.

On October 24, 2017, with the approval of the Director of the NE DOI, the Company repurchased and retired $90 million of the 2013 Surplus Note.

2017 Surplus Notes:

On October 24, 2017, with the approval of the Director of the NE DOI, the Company issued $750 million of 4.3% surplus notes maturing on October 24, 2067 (2017 Surplus Notes). The 2017 Surplus Notes accrue interest at a fixed rate of 4.3% through October 23, 2047, and thereafter until maturity at a floating rate equal to the three-month LIBOR for deposits in U.S. dollars plus 2.796%.  Interest is payable semiannually on April 24 and October 24 until and including October 24, 2047, and thereafter quarterly on January 24, April 24, July 24 and October 24 of each year, commencing on January 24, 2048.

The 2017 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933, underwritten by Barclays, Citigroup, Credit Suisse, Wells Fargo Securities, and Goldman Sachs & Co. LLC.  The Company may redeem all or a portion of the 2017 Surplus Notes at its option any time on or after October 24, 2047 at the redemption price described under the terms of the 2017 Surplus Notes subject to the prior approval of the Director of the NE DOI for such optional redemption.  Each payment of interest on and the repayment of principal of the 2017 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The 2017 Surplus Notes are held by bank custodians for unaffiliated investors and may hold 10% or more of the outstanding notes at any time. The 2017 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.  Total interest and principal paid on a cumulative basis was and $129 million and zero, respectively, as of December 31, 2021.  Interest paid on the 2017 Surplus Notes amounted to $32 million for each of the years ended December 31, 2021, 2020 and 2019 and is included in net investment income.  There was no principal paid during the years ended December 31, 2021, 2020 and 2019.

11.                  REINSURANCE

The Company has reinsurance contracts with other insurance companies and affiliates to limit potential losses, reduce exposure from larger mortality risks and provide additional capacity for growth.  As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

The ceding of risk does not discharge the Company from its primary obligations to contract owners.  To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains liable.  Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

Reserve adjustments on reinsurance ceded in the statements of operations - statutory basis relate to amounts ceded by the Company in connection with modified coinsurance reinsurance agreements.  The amounts included in revenue adjustments on reinsurance ceded primarily represents ceded current and future policy benefits, net investment income and net realized capital gains (losses) less tax, related to these agreements.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company.

For the years ended December 31, 2021, 2020 and 2019, premiums assumed were $2.5 billion, $0.9 billion and $0.9 billion, and premiums ceded were $1.8 billion, $1.2 billion and $1.4 billion, respectively.  As of December 31, 2021 and 2020, reserve credits recorded on ceded reinsurance were $4.2 billion and $3.6 billion, respectively.

Amounts recoverable from reinsurers on paid losses, included in other assets, were $356 million and $296 million as of December 31, 2021 and 2020, respectively.  Reinsurance recoveries for unpaid losses, included in other liabilities, totaled $355 million and $222 million as of December 31, 2021 and 2020, respectively.

The Company has assumed and ceded reinsurance contracts in place with a reinsurer whose financial stability has deteriorated. In March 2019, the reinsurer’s domiciliary state regulator issued a rehabilitation and injunction order, in which the regulator shall conduct and continue business of the reinsurer.  The Company recorded an immaterial impairment, and the Company does not expect the financial deterioration of the reinsurer to have a material adverse effect on the Company’s financial statements  - statutory basis as of December 31, 2021.

As part of a strategic alliance, the Company reinsures risks associated with policies written by an independent producer group primarily through modified coinsurance arrangements with this producer group’s reinsurance company.  Premiums ceded to this producer group amounted to $371 million, $274 million and $273 million for the years ended December 31, 2021, 2020 and 2019, respectively.  Direct premiums written or produced by this producer group amounted to $146 million, $90 million and $76 million for the years ended December 31, 2021, 2020 and 2019, respectively.

The estimated amount of the aggregate reduction in surplus of termination of all reinsurance agreements, by either party, was $2.5 billion and $2.2 billion as of December 31, 2021 and 2020, respectively.  The amount of new reinsurance credits taken for an existing agreement amended during the year ended December 31, 2021, which included policies or contracts that were in force or which had existing reserves established by the Company, was $70 million as of December 31, 2021.

CEDED AFFILIATED REINSURANCE

The Company cedes certain statutory reserves to affiliated special purpose financial insurance companies and affiliated captive reinsurance companies that are supported by a combination of cash, invested and other assets and third-party excess of loss reinsurance agreement or note facilities. As of December 31, 2021, Pacific Life’s total statutory reserve credit was $3,131 million, of which $1,737 million was supported by third party excess of loss reinsurance agreement and note facilities, as described below.  As of December 31, 2020, the Company’s total statutory reserve credit was $2,828 million, of which $1,480 million was supported by third party excess of loss reinsurance agreement and note facilities, as described below.

The Company utilizes affiliated reinsurers to mitigate the statutory capital impact of NAIC Model Regulation “Valuation of Life Insurance Polices” (Regulation XXX) and NAIC Actuarial Guideline 38 on the Company’s universal life products with flexible duration no lapse guarantee rider (FDNLGR) benefits. PAR Vermont and PBRC are Vermont based special purpose financial insurance companies subject to regulatory supervision by the Vermont Department of Financial Regulation (Vermont Department). PAR Vermont and PBRC are wholly-owned subsidiaries of the Company and accredited authorized reinsurers in Nebraska.  The Company cedes certain level term life insurance to PBRC and FDNLGR benefits to PAR Vermont and PBRC. Economic reserves, as defined in the PAR Vermont and PBRC reinsurance agreements, are supported by cash and invested and other assets, including funds withheld at the Company.

Effective December 1, 2019, PAR Vermont entered into a 25-year excess of loss reinsurance agreement (XOL Agreement) with an unrelated third party for a maximum commitment amount of $1.5 billion with an expiration date of December 1, 2044 which replaced the previously held letter of credit (LOC) Facility. The XOL Agreement is non-recourse to Pacific LifeCorp or any of its affiliates, other than PAR Vermont. The XOL Asset Value calculated in accordance with the XOL Agreement was approved as, and was included as, an admitted asset by the Vermont Department as of December 31, 2021.  The XOL asset value in the amount of $719 million ($719 million admitted) and $627 million ($627 million admitted) was recorded by PAR Vermont as of December 31, 2021 and 2020, respectively, (Note 1).

Reserves in excess of the economic reserves are supported at PBRC by a note facility with a maximum commitment amount of $1.6 billion.  This facility is non-recourse to the Pacific LifeCorp or any of its affiliates, other than PBRC. Through this facility, PBRC issued a surplus note with a maturity date of December 2046 and received a promissory note in return with a maturity date of December 2041. The promissory note is credit enhanced by a highly rated third-party reinsurer for 22 years with a three year extension. The promissory note has been approved as an admissible asset by the Vermont Department for PBRC statutory accounting.  As of December 31, 2021 and 2020, the promissory note amounted to $647 million and $525 million, respectively, and was held in a trust with the Company as beneficiary.  PBRC admitted $647 million and $525 million as an asset in its statutory financial statements as of December 31, 2021 and 2020, respectively, (Note 1).

The Company executed a single reinsurance agreement subject to the requirements of NAIC Actuarial Guideline 48.  The reinsurance agreement with PBRC was effective January 1, 2015 and covers certain level term insurance policies and the FDNLGR benefits on certain covered policies issued from January 1, 2015 through December 31, 2019.  For this reinsurance agreement, funds consisting of certain defined assets (Primary Security) in an amount at least equal to the minimum amount required of Primary Security are held by the Company as security under the reinsurance agreement on a funds withheld basis.  Funds consisting of other security in an amount at least equal to the portion of the statutory reserves, as to which Primary Security is not held, are held in a trust on behalf of the Company as security under the reinsurance agreement.  As of December 31, 2021 and 2020, the Company did not have any non-zero Primary Security Shortfalls.

RGBM assumes certain U.S. life retrocession business from the Company, as well as other non-U.S. life retrocession business.  The Company has reinsurance agreements with RGBM, through which the Company retrocedes underlying YRT U.S. treaties on a 100% coinsurance with funds withheld basis to RGBM (RGBM Agreement). The statutory reserve credit was supported by a letter of credit (RGBM LOC) issued to RGBM by a highly rated bank for the benefit of the Company. In June 2021, RGBM became a reciprocal reinsurer under Nebraska law, allowing it to reinsure business ceded to it from the Company without the need to post collateral. Effective July 1, 2021, the RGBM Agreement was amended to remove RGBM’s obligation to provide the RGBM LOC and the RGBM LOC was terminated on July 16, 2021. In addition, the RGBM Agreement was modified from a 100% coinsurance with funds withheld to a 100% coinsurance agreement. In connection with the RGBM LOC, Pacific LifeCorp provided a guarantee to the bank for certain obligations under the letter of credit reimbursement agreement, which was terminated in August 2021. Pacific LifeCorp continues to have a capital maintenance agreement with RGBM.

The Company has policies issued that have been reinsured by Union Hamilton Reinsurance, Ltd., which is chartered in a country other than the U.S. that is owned in excess of 10% by a person not primarily engaged in the insurance business.  Union Hamilton Reinsurance, Ltd. is a Bermuda based subsidiary, which is wholly-owned by Wells Fargo & Company that provides a broad range of retail banking and brokerage, asset and wealth management, and corporate and investment banking products and services.

ASSUMED AFFILIATED REINSURANCE

The Company has reinsurance agreements with PLRL through which the Company provides two longevity reinsurance solutions. Assumed premiums related to the protection of longevity risk associated with individual annuities and pension schemes by the Company amounted to $72 million,  $71 million and $56 million for the years ended December 31, 2021, 2020 and 2019, respectively.  Assumed premiums related to the protection of asset, interest rate and longevity risk associated with pension schemes by the Company amounted to $1.7 million, zero and zero during the years ended December 31, 2021, 2020 and 2019, respectively.

12.      EMPLOYEE BENEFIT PLANS

The Company maintains a Supplemental Executive Retirement Plan (SERP) for certain eligible employees. The SERP is a non-qualified defined benefit plan.  As of December 31, 2021 and 2020, the benefit obligation and total liability recognized were $81 million and $78 million, respectively.  The accrued benefit costs were $59 million and $58 million and the liability for pension benefits were $22 million and $20 million as of December 31, 2021 and 2020, respectively.  The fair value of plan assets as of December 31, 2021 and 2020 was zero.

POSTRETIREMENT BENEFITS

The Company provides a postretirement health care reimbursement plan (the Plan) that provides benefits for eligible retirees and their dependents.  As of December 31, 2021 and 2020, the benefit obligation and total liability recognized were $6 million and $7 million, respectively.  The accrued benefit costs were $6 million and $6 million and the liability for pension benefits were zero and $1 million as of December 31, 2021 and 2020, respectively.  The fair value of the plan assets as of December 31, 2021 and

2020 was zero.  The Company reserves the right to modify or terminate the Plan at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The following is a summary of pension and postretirement benefits as of December 31, 2021 and 2020:

	Pension Benefit		Postretirement Benefits
	December 31,		December 31,
	2021	2020	2021	2020
	(In Millions)
Change in benefit obligation - underfunded:
Benefit obligation, beginning of year	$78	$71	$7	$8
Service cost	4	4
Interest cost	2	2
Actuarial gains and losses	5	4	(1)	(1)
Benefits paid	(2)	(3)
Business combinations, divestitures, settlements and special termination benefits	(6)
Benefit obligation, end of year	$81	$78	$6	$7

	Pension Benefit			Postretirement Benefits
	Years Ended December 31,			Years Ended December 31,
	2021	2020	2019	2021	2020	2019
	(In Millions)
Components of net periodic benefit cost:
Service cost	$4	$4	$5
Interest cost	2	2	3
Gains and losses	1	2	1
Prior service cost or credit			1
Gain or loss recognized due to a settlement or curtailment	2		2
Total net periodic benefit cost	$9	$8	$12	$—	$—	$—

	Pension Benefit		Postretirement Benefits
	December 31,		December 31,
	2021	2020	2021	2020
	(In Millions)
Amounts in unassigned fund (surplus) recognized as components of net periodic benefit costs:
Items not yet recognized as a component of net periodic cost - prior year	$20	$18	$1	$2
Net prior service cost or credit recognized or arising during the period
Net gain or loss arising during the period	5	3	(1)	(1)
Net gain or loss recognized	(3)	(1)
Items not yet recognized as a component of net periodic cost - current year	$22	$20	$—	$1

Amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost:
Net prior service cost	$1	$1
Net recognized gains or losses	$21	$19	$—	$1

Weighted average assumptions are as follows:

	Pension Benefit			Postretirement Benefits
	Years Ended December 31,			Years Ended December 31,
Net Periodic Benefit Costs:	2021	2020	2019	2021	2020	2019
Weighted average discount rate	2.05%	2.90%	4.15%	2.25%	3.05%	4.20%
Interest crediting rates /Pre-1994 RRA subsidy increase (for cash balance plan and other plans with promised interest crediting rates)	2.40%	3.10%	4.15%	3.50%	5.00%	5.00%

	December 31,			December 31,
	2021	2020		2021	2020
Projected Benefit Obligations:
Weighted average discount rate	2.55%	2.05%		2.60%	2.25%
Interest crediting rates/Pre-1994 RRA subsidy increase (for cash balance plan and other plans with promised interest crediting rates)	2.75%	2.40%		3.50%	3.50%

The Company does not have any regulatory contribution requirements for 2021.  The Company expects to contribute $7 million in 2022 for the pension plans and $1 million for the postretirement plans.  The following estimated future payments, which reflect expected future service, as appropriate, are expected to be paid for the years ending December 31 (In Millions):

2022	2023	2024	2025	2026	2027 through 2031
$9	$7	$8	$8	$6	$36

RETIREMENT INCENTIVE SAVINGS PLAN

The Company provides a Retirement Incentive Savings Plan (RISP) covering all eligible employees. The Company’s RISP matches 75% of each employee’s contribution, up to a maximum of 6% of eligible employee compensation. The Company’s match plus other contributions made by the Company to the RISP amounted to $41 million, $44 million and $40 million for the years ended December 31, 2021, 2020 and 2019, respectively.

OTHER PLANS

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts.  The interest rate is determined quarterly.  The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. As of December 31, 2021 and 2020, the deferred amounts were $137 million and $138 million, respectively.  The Company’s contributions to the plan were $6 million, $7 million and $7 million for the years ended December 31, 2021, 2020 and 2019, respectively.

13.      RESERVES FOR LIFE CONTRACTS AND ANNUITY CONTRACTS AND CHANGE IN INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES

For traditional policies with a flat extra premium, the reserve consists of the regular standard reserve plus 50% of such extra premium.  For traditional policies with a substandard rating, the reserve consists of the regular standard reserve plus an extra reserve based on an appropriate multiple of the valuation mortality table. For other policies with a substandard rating or flat extra, mean reserves are based on an appropriate multiple of or addition to the valuation mortality table.

As of December 31, 2021 and 2020, the Company had $20.3 billion and $24.8 billion, respectively, of insurance in force for which gross premiums are less than the net premiums according to the valuation standard set by the State of Nebraska.

For traditional policies, tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as described by the NAIC instructions.  For non-traditional universal life type policies, the tabular interest and tabular cost are based on the actual interest credited to and monthly deductions from the policies. For some deferred annuity policies and some immediate payout policies, tabular interest was calculated using basic data.

The tabular interest on deposit funds not involving life contingencies has been determined from actual interest credited to deposits.

Other reserve changes are comprised of changes in separate account fair values, surrender or alternative comparison values, partial withdrawals, changes in deficiency reserves, and change in CRVM expense allowance.  As of December 31, 2021 and 2020, other reserve changes were $331 million and $490 million, respectively.

As of December 31, 2021 and 2020, there were $16 million and $17 million, respectively, in aggregate reserves for accident and health contracts. There were no significant changes in methodology or assumptions of the reserves during the years ended December 31, 2021, 2020 and 2019.

14.      ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT TYPE CONTRACT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of individual annuities, group annuities and deposit-type contracts:

Individual Annuities:	December 31, 2021
	General	Separate Account		% of
	Account	Nonguaranteed	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$15,218		$15,218	18%
At book value less current surrender charge of 5% or more (1)	2,333		2,333	3%
At fair value		$55,415	55,415	64%
Total with market value adjustment or at fair value	17,551	55,415	72,966	85%
At book value without adjustment	7,270		7,270	8%
Not subject to discretionary withdrawal	6,142	2	6,144	7%
Total (gross: direct + assumed)	30,963	55,417	86,380	100%
Reinsurance ceded	342		342
Total (net)	$30,621	$55,417	$86,038

Amount included at book value less current surrender charge of 5% or more that will move to at book value without adjustment for the first time within the year after the statement date:	$1,045		$1,045

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

Group Annuities:	December 31, 2021
	General	Separate Account		% of
	Account	With Guarantees	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$1		$1
Not subject to discretionary withdrawal	7,527	$2,798	10,325	100%
Total (gross: direct + assumed)	7,528	2,798	10,326	100%
Reinsurance ceded
Total (net)	$7,528	$2,798	$10,326

Deposit-type Contracts:	December 31, 2021
	General	Separate Account		% of
	Account	Nonguaranteed	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$130		$130	1%
At fair value		$6	6
Total with market value adjustment or at fair value	130	6	136	1%
At book value without adjustment	1,631		1,631	15%
Not subject to discretionary withdrawal	9,437		9,437	84%
Total (gross: direct + assumed)	11,198	6	11,204	100%
Reinsurance ceded
Total (net)	$11,198	$6	$11,204

Total Individual and Group Annuities and Deposit-type Contracts:	December 31, 2021
	General	Separate Account	Separate Account		% of
	Account	With Guarantees	Nonguaranteed	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$15,349			$15,349	14%
At book value less current surrender charge of 5% or more (1)	2,333			2,333	2%
At fair value			$55,421	55,421	52%
Total with market value adjustment or at fair value	17,682		55,421	73,103	68%
At book value without adjustment	8,901			8,901	8%
Not subject to discretionary withdrawal	23,106	$2,798	2	25,906	24%
Total (gross: direct + assumed)	49,689	2,798	55,423	107,910	100%
Reinsurance ceded	342			342
Total (net)	$49,347	$2,798	$55,423	$107,568

Total Individual and Group Annuities and Deposit-type Contracts:	December 31, 2020
	General	Separate Account	Separate Account		% of
	Account	With Guarantees	Nonguaranteed	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$15,202			$15,202	16%
At book value less current surrender charge of 5% or more (1)	2,595			2,595	3%
At fair value			$51,035	51,035	54%
Total with market value adjustment or at fair value	17,797		51,035	68,832	73%
At book value without adjustment	6,301			6,301	6%
Not subject to discretionary withdrawal	18,120	$1,657	2	19,779	21%
Total (gross: direct + assumed)	42,218	1,657	51,037	94,912	100%
Reinsurance ceded	23			23
Total (net)	$42,195	$1,657	$51,037	$94,889

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

The following information is obtained from the applicable exhibit in the Company’s Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the NE DOI, and are provided to reconcile annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies to amounts reported in the Annual Statement:

	December 31,
	2021	2020
	(In Millions)
Annual Statement:
Annuities	$38,146	$35,911
Supplementary contracts with life contingencies	3	3
Deposit-type contracts and funding agreements	11,198	6,281
Subtotal	49,347	42,195

Separate Accounts Annual Statement:
Annuities	58,216	52,690
Other contract deposit funds	5	4
Subtotal	58,221	52,694

Combined total	$107,568	$94,889

15.     ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of life actuarial reserves as of December 31, 2021 and 2020:

December 31, 2021	General Account			Separate Account - Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life	$2,803	$3,288	$3,363
Universal life with secondary guarantees	5,541	5,511	8,241
Indexed universal life	4	4	4
Indexed universal life with secondary guarantees	13,813	12,222	13,495
Other permanent cash value life insurance	9,976	10,697	11,023
Variable universal life	3,707	3,672	3,775	$11,469	$11,354	$11,348
Miscellaneous reserves	2	2	7

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			956
Disability - active lives (1)			7
Disability - disabled lives			13
Miscellaneous reserves			874
Total (direct + assumed)	35,846	35,396	41,758	11,469	11,354	11,348
Reinsurance ceded			3,894
Total (net)	$35,846	$35,396	$37,864	$11,469	$11,354	$11,348

(1) Certain disability - active lives were reported in the first section instead of the Disability - active lives row in the second section since they are subject to discretionary withdrawal.

December 31, 2020	General Account			Separate Account - Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life	$2,861	$3,341	$3,406
Universal life with secondary guarantees	5,469	5,440	8,232
Indexed universal life with secondary guarantees	11,301	9,990	10,964
Other permanent cash value life insurance	10,198	10,804	11,125
Variable universal life	3,576	3,544	3,630	$9,924	$9,830	$9,824
Miscellaneous reserves	5	5	8

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			800
Disability - active lives (1)			5
Disability - disabled lives			13
Miscellaneous reserves			843
Total (direct + assumed)	33,410	33,124	39,026	9,924	9,830	9,824
Reinsurance ceded			3,590
Total (net)	$33,410	$33,124	$35,436	$9,924	$9,830	$9,824

(1) Certain disability - active lives were reported in the first section instead of the Disability - active lives row in the second section since they are subject to discretionary withdrawal.

The table below describes the total withdrawal characteristics of life actuarial reserves for life and accident and health and separate accounts annual statements.

	December 31,
	2021	2020
Annual Statement:	(In Millions)
Life insurance section	$36,896	$34,626
Disability - active lives section	585	509
Disability - disabled lives section	10	11
Miscellaneous reserves section	373	290
Subtotal	37,864	35,436

Separate Accounts Annual Statement:
Life insurance section	11,348	9,824
Combined total	$49,212	$45,260

16.                  PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations are as follows:

	December 31, 2021		December 31, 2020
		Net of		Net of
	Gross	Loading	Gross	Loading
	(In Millions)
Ordinary new business	($8)	($25)	$7	($12)
Ordinary renewal	131	129	203	201
Group annuity	52	52	86	86
Total	$175	$156	$296	$275

17.                  ELECTRONIC DATA PROCESSING EQUIPMENT AND SOFTWARE

Electronic data processing (EDP) equipment and non-operating software are carried at cost less accumulated depreciation and are included in other assets.  The net amount of all non-operating software is nonadmitted.  Depreciation expense is computed using the straight-line method over the lesser of the estimated useful life or three years for EDP equipment and five years for non-operating software.  Costs incurred for the development of internal use non-operating software are capitalized and amortized using the straight-line method over the lesser of the estimated useful life or five years.  Depreciation expense related to EDP equipment and non-operating software amounted to $22 million, $23 million and $22 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Net admitted EDP equipment and non-operating software consist of the following:

	December 31,
	2021	2020
	(In Millions)
EDP equipment	$42	$41
Non-operating system software	278	246
Total	320	287
Accumulated depreciation	226	211
Net	94	76
Nonadmitted	89	72
Net admitted	$5	$4

18.                  SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business.  As of December 31, 2021, the Company reported assets and liabilities from the following product lines in separate accounts:

•                  Variable annuities

•                  Variable universal life

•                  Group annuities

In accordance with the products recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the General Account.

As of December 31, 2021 and 2020, the Company’s Separate Accounts Annual Statement included legally insulated assets of $70.4 billion and $63.3 billion, respectively.  The assets legally insulated and not legally insulated from the general account as of December 31, 2021 are attributed to the following products (In Millions):

	Separate Account Assets	Separate Account Assets
Product	Legally Insulated	Not Legally Insulated
Variable annuities	$56,300
Variable universal life	11,472
Group annuities	2,670
Total	$70,442	$—

In accordance with the products recorded within the Separate Account, some separate account liabilities are guaranteed by the General Account. In accordance with guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

To compensate the General Account for the risk taken, the Separate Account paid risk charges as follows for the years ended December 31, 2021, 2020, 2019, 2018, and 2017 of $347 million, $300 million, $293 million, $303 million, and $317 million, respectively.

For the years ended December 31, 2021, 2020 and 2019, the General Account of the Company had paid $10 million, $15 million and $14 million, respectively, toward the Separate Account guarantees.

The Company has Separate Accounts with guarantees comprised of the group annuities business where the General Account guarantees annuity payments if the Separate Accounts is unable to do so. Assets of the group annuities business are carried at amortized cost and the Company establishes an AVR as required. The Company’s Separate Accounts without guarantees consist of the variable annuities and variable universal life businesses where the assets of these accounts are carried at fair value.

Information regarding the separate accounts is as follows:

	Separate Accounts with Guarantees (1)	Without Guarantees	Total	Separate Accounts with Guarantees (1)	Without Guarantees	Total
	Years Ended December 31,

	2021			2020
	(In Millions)
Premiums, considerations or deposits	$1,156	$5,783	$6,939	$1,585	$3,752	$5,337

	December 31,

	2021			2020
Reserves for accounts with assets at:	(In Millions)
Fair value		$66,770	$66,770		$60,861	$60,861
Amortized cost	$2,798		2,798	$1,657		1,657
Total reserves	$2,798	$66,770	$69,568	$1,657	$60,861	$62,518

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal at fair value		$66,768	$66,768		$60,859	$60,859
Not subject to discretionary withdrawal	$2,798	2	2,800	$1,657	2	1,659
Total	$2,798	$66,770	$69,568	$1,657	$60,861	$62,518

(1) Represents nonindexed guarantee 4% or less.

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Transfers as reported in the summary of operations - statutory basis of the Separate Accounts Annual Statement:
Transfers to separate accounts	$6,937	$5,337	$3,525
Transfers from separate accounts	6,593	5,432	6,279
Net transfers from separate accounts	344	(95)	(2,754)
Reconciling adjustments:
Net lag loss for annuities in general account only	(1)
Transfers as reported in current and future policy benefits in the accompanying statements of operations - statutory basis	$343	($95)	($2,754)

19.                  COMMITMENTS AND CONTINGENCIES

As of December 31, 2021, the Company had $767 million of outstanding mortgage loan commitments in the General Account which were primarily advances for construction loans.  Construction loan advances are made during the term of the construction loan as the borrower meets certain loan advance requirements.

As of December 31, 2021, the Company had $4,483 million of commitments to fund investments in SCA entities, joint ventures, partnerships and limited liability companies.

As of December 31, 2021, the Company had $1.9 billion and $65 million of outstanding contractual obligations to acquire private placement securities for the General Account and Separate Account, respectively.

The Company has an agreement with PL&A to lend up to $100 million at a variable interest rate. There were no borrowings outstanding as of December 31, 2021 and 2020.

In connection with the operations of certain subsidiaries, the Company has made commitments to provide for additional capital funding as may be required.

In connection with the operations of PSD, the Company has made a commitment to provide for additional capital funding as may be required.  The Company made capital contributions to PSD of $19 million, $15 million and $17 million for the years ended December 31, 2021, 2020 and 2019, respectively.  In connection with the operations of PLFA, the Company and PL&A are obligated to contribute additional capital funding as may be required according to their respective membership percentages.  There were no capital contributions to PLFA for the years ended December 31, 2021, 2020 and 2019.

The Company leases facilities under various operating leases, which in most, but not all cases, are noncancelable.  Rental expense, which is included in operating expenses, in connection with these leases was $12 million, $10 million and $7 million for the years ended December 31, 2021, 2020 and 2019, respectively.  Aggregate minimum future commitments are as follows (In Millions):

Year Ending December 31:
2022	$11
2023	10
2024	10
2025	9
2026 and thereafter	15
Total	$55

Certain rental commitments have renewal options extending through the year 2028. Some of these renewals are subject to adjustments in future periods.

The Company entered into agreements with PLRL, Pacific Life Re (Australia) Pty Limited (PLRA), RIBM and RGBM, all such entities being wholly-owned indirect subsidiaries of Pacific LifeCorp, to guarantee the performance of reinsurance obligations of PLRL, PLRA, RIBM and RGBM, respectively. The guarantees for PLRL, PLRA and RIBM are secondary to the guarantees provided by Pacific LifeCorp and would only be triggered in the event of nonperformance by PLRL, PLRA or RIBM and Pacific LifeCorp. PLRL, PLRA, RIBM and RGBM each pay the Company a fee for their respective guarantees.  Management believes that additional obligations, if any, related to the guarantee agreements are not likely to have a material adverse impact on the Company’s financial statements - statutory basis.

Pacific Life had a guarantee to provide funds, on Pacific LifeCorp’s behalf, of up to 165 million pound sterling to PLRL, which terminated in January 2022.  This guarantee was contingent on the nonperformance of a contingent capital commitment between Pacific LifeCorp and PLRL.  Management believes that additional obligations, if any, related to the guarantee agreements are not likely to have a material adverse impact on the Company’s financial statements - statutory basis.

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages.  Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s financial statements - statutory basis.  The Company believes adequate provision has been made in its financial statements - statutory basis for all probable and reasonably estimable losses for litigation claims against the Company.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Rev. Rul. 2007-54, interpreting then-current tax law regarding the computation of the dividend received deduction (DRD).  Later in 2007, the IRS issued Revenue Ruling 2007-61, suspending Rev. Rul. 2007-54 and indicating that the IRS would re-address this issue in a future regulation project.  In 2014, the IRS issued Rev. Rul. 2014-7, stating that it would not address this issue through regulation, but instead would defer to legislative action.  Rev. Rul. 2014-7 also expressly superseded Rev. Rul. 2007-54, and declared Rev. Rul. 2007-61 obsolete. With the enactment the Act on December 22, 2017, DRD computations have been modified effective January 1, 2018. Therefore, the Company does not expect that any of the rulings described above will affect DRD computations in the future. However, in open tax years before 2018, the Company could still lose a substantial portion of its DRD claims, which could in turn have a material adverse effect on the Company’s financial statements - statutory basis.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company.  These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated.  The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, the Company may record a contingent reserve for such matters. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s financial statements - statutory basis.

The Company issues synthetic guaranteed interest contracts to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans and 529 plans. The plan uses the contract in its stable value fixed income option. The Company receives a fee for providing book value accounting for the plan’s stable value fixed income option.  In the event that plan participant elections exceed the fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the fair value of the assets, then the Company is required to pay the plan the difference between book value and fair value. The Company mitigates the investment risk through pre-approval and compliance monitoring of the investment guidelines, and contractual provisions including the credited rate reset formula that reflects the actual investment and cash flow experience of the underlying plan.

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payments of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent  insurance companies by assessing all other companies operating in similar lines of business. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset.  As of December 31, 2021 and 2020, the estimated liability was $1.5 million and $1.6 million, respectively.  As of December 31, 2021 and 2020, the related premium tax receivable was $1.3 million and $1.5 million, respectively.  These amounts represent management’s best estimate based on information received from the state in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies. Future guaranty fund assessments are expected to be paid based on anticipated funding periods for each guaranty association obligation. Premium tax offsets are expected to be realized based on regulations set forth by various state taxing authorities.

See Note 7 for discussion of other contingencies related to derivative instruments.

See Note 8 for discussion of other contingencies related to income taxes.

See Note 11 for discussion of other contingencies related to reinsurance.

Pacific Life Insurance Company

S U P P L E M E N T A L  S C H E D U L E  O F  S E L E C T E D  F I N A N C I A L  D A T A

A S  O F  A N D  F O R  T H E  Y E A R  E N D E D  D E C E M B E R  3 1 ,  2 0 2 1

(In Millions)

Investment Income Earned
U.S. Government bonds	$22
Bonds exempt from U.S. tax
Other bonds (unaffiliated)	2,484
Bonds of affiliates	11
Preferred stocks (unaffiliated)
Preferred stocks of affiliates
Common stocks (unaffiliated)	1
Common stocks of affiliates	47
Mortgage loans	753
Real estate	41
Contract loans	342
Cash, cash equivalents and short-term investments	3
Derivative instruments	(732)
Other invested assets	504
Aggregate write-ins for investment income	12
Gross Investment Income	$3,488

Real Estate Owned - Book Value Less Encumbrances	$149

Mortgage Loans - Book Value:
Farm mortgages	$933
Residential mortgages	239
Commercial mortgages	14,644
Mezzanine	107
Total Mortgage Loans	$15,923

Mortgage Loans By Standing - Book Value:
Good standing	$15,903
Good standing with restructured terms	$20
Interest overdue more than 90 days, not in foreclosure
Foreclosure in process

Other Long-Term Assets - Carrying Value	$5,425
Bonds and Stocks of Parents, Subsidiaries and Affiliates - Carrying Value:
Bonds	$140
Preferred stocks
Common stocks	$1,019

Bonds and Short-Term Investments by NAIC Designation and Maturity:
Bonds by Maturity - Statement Value:
Due within one year or less	$2,411
Over 1 year through 5 years	20,141
Over 5 years through 10 years	24,085
Over 10 years through 20 years	8,694
Over 20 years	12,216
No maturity date
Total by Maturity	$67,547

Bonds by NAIC Designation - Statement Value:
NAIC 1	$26,160
NAIC 2	36,854
NAIC 3	3,504
NAIC 4	774
NAIC 5	118
NAIC 6	137
Total by NAIC Designation	$67,547

Total Bonds Publicly Traded	$34,422
Total Bonds Privately Traded	$33,125
Preferred Stocks - Statement Value	$2
Common Stocks - Unaffiliated - Fair Value	$38
Common Stocks - Affiliated - Fair Value	$127
Common Stocks - Subsidiaries - Statement Value	$892
Short-term Investments - Carrying Value	$160
Options, Caps & Floors Owned - Statement Value	$1,916
Options, Caps & Floors Written and In Force - Statement Value	($7)
Collar, Swap & Forward Agreements Open - Statement Value	($7)
Futures Contracts Open - Current Value	$82
Cash Equivalents	$235
Cash on Deposit	$598

Life Insurance In Force:
Industrial
Ordinary	$556,373
Credit Life
Group Life	$18

Amount of Accidental Death Insurance In Force Under Ordinary Policies	$54

Life Insurance Policies with Disability Provisions In Force:
Industrial
Ordinary	$14,607
Credit Life

Supplementary Contracts In Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$20
Income Payable	$1
Ordinary - Involving Life Contingencies
Income Payable
Group - Not Involving Life Contingencies
Amount on Deposit
Income Payable
Group - Involving Life Contingencies
Income Payable

Annuities:
Ordinary
Immediate - Amount of Income Payable	$1,068
Deferred - Fully Paid Account Balance	$23,856
Deferred - Not Fully Paid - Account Balance	$85

Group
Amount of Income Payable	$802
Fully Paid Account Balance
Not Fully Paid - Account Balance

Accident and Health Insurance - Premiums In Force:
Other	$2
Group
Credit

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$11,153
Dividend Accumulations - Account Balance	$25

Claim Payments 2021:
Group Accident and Health - Year Ended December 31, 2021
2021
2020
2019
2018
2017
Prior

Other Accident and Health
2021	$3
2020
2019
2018
2017
Prior

Other Coverages that Use Developmental Methods to Calculate Claim Reserves
2021
2020
2019
2018
2017
Prior

Pacific Life Insurance Company

S U P P L E M E N T A L  S U M M A R Y  I N V E S T M E N T  S C H E D U L E

D E C E M B E R  3 1 ,  2 0 2 1

($ In Millions)

	Gross Investment Holdings *		Admitted Assets as Reported in the Annual Statement
				Securities
				Lending
				Reinvested
				Collateral
	Amount	Percentage	Amount	Amount	Total	Percentage
Long-term bonds:
U.S. Governments	$1,661	1.593%	$1,661		$1,661	1.599%
All other governments	659	0.632%	659		659	0.634%
U.S. states, territories and possessions, etc. guaranteed	86	0.083%	86		86	0.083%
U.S. political subdivisions of states, territories, and possessions, guaranteed	172	0.165%	172		172	0.165%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	1,935	1.856%	1,935		1,935	1.863%
Industrial and miscellaneous	61,264	58.755%	61,264		61,264	58.979%
Hybrid securities	40	0.038%	40		40	0.039%
Parent, subsidiaries and affiliates	140	0.134%	140		140	0.135%
Unaffiliated bank loans	1,389	1.332%	1,389		1,389	1.338%
Total long-term bonds	67,346	64.588%	67,346	—	67,346	64.835%

Preferred stocks:
Industrial and miscellaneous (unaffiliated)	2	0.001%	2		2	0.001%
Total preferred stocks	2	0.001%	2	—	2	0.001%

Common stocks:
Industrial and miscellaneous publicly traded (unaffiliated)	16	0.015%	16		16	0.015%
Industrial and miscellaneous other (unaffiliated)	22	0.021%	22		22	0.021%
Parent, subsidiaries and affiliates publicly traded	127	0.122%	127		127	0.122%
Parent, subsidiaries and affiliates other	892	0.856%	530		530	0.511%
Total common stocks	1,057	1.014%	695	—	695	0.669%

(Continued)

*Gross Investment Holdings as valued in compliance with NAIC Accounting Practices and Procedures Manual.

	Gross Investment Holdings *		Admitted Assets as Reported in the Annual Statement
				Securities
				Lending
				Reinvested
				Collateral
	Amount	Percentage	Amount	Amount	Total	Percentage
Mortgage loans:
Farm mortgages	$933	0.895%	$933		$933	0.898%
Residential mortgages	239	0.229%	239		239	0.230%
Commercial mortgages	14,644	14.044%	14,644		14,644	14.098%
Mezzanine real estate loans	107	0.103%	107		107	0.103%
Total mortgage loans	15,923	15.271%	15,923	—	15,923	15.329%

Real estate:
Properties occupied by company	136	0.131%	136		136	0.131%
Properties held for production of income	13	0.012%	13		13	0.012%
Total real estate	149	0.143%	149	—	149	0.143%

Cash, cash equivalents, and short-term investments:
Cash	598	0.573%	598	$18	616	0.593%
Cash equivalents	235	0.225%	235	3,309	3,544	3.411%
Short-term investments	160	0.154%	160		160	0.154%
Total cash, cash equivalents, and short-term investments	993	0.952%	993	3,327	4,320	4.158%

Contract loans	7,490	7.184%	7,489		7,489	7.210%
Derivatives	2,206	2.115%	2,206		2,206	2.123%
Receivables for securities	29	0.028%	29		29	0.028%
Securities lending	3,327	3.190%	3,327
Other invested assets	5,748	5.514%	5,714		5,714	5.504%
Total invested assets	$104,270	100.000%	$103,873	$3,327	$103,873	100.000%

*Gross Investment Holdings as valued in compliance with NAIC Accounting Practices and Procedures Manual.

Pacific Life Insurance Company

S U P P L E M E N T A L  S C H E D U L E  O F  I N V E S T M E N T  R I S K  I N T E R R O G A T O R I E S

D E C E M B E R  3 1 ,  2 0 2 1

The Company’s total admitted assets, excluding separate accounts, as reported in the Statements of Admitted Assets, Liabilities and Capital and Surplus (Total Admitted Assets) was $107.6 billion as of December 31, 2021.

1.           The 10 largest exposures to a single issuer/borrower/investment as of December 31, 2021, are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Commercial loan (Mortgage Loan)	$564	0.5%
Commercial loan (Mortgage Loan)	558	0.5%
Commercial loan (Mortgage Loan)	549	0.5%
Pacific Life & Annuity Company (Common Stock) (Subsidiary)	530	0.5%
Commercial loan (Mortgage Loan)	450	0.4%
Commercial loan (Mortgage Loan)	440	0.4%
Commercial loan (Mortgage Loan)	434	0.4%
Commercial loan (Mortgage Loan)	404	0.4%
Commercial loan (Mortgage Loan)	375	0.3%
Bank of America Corporation (Bond)	364	0.3%

2.           The amounts and percentages of Total Admitted Assets held in bonds and preferred stocks by NAIC designation as of December 31, 2021, are as follows:

		Percentage			Percentage
		of Total			of Total
	(In Millions)	Admitted Assets		(In Millions)	Admitted Assets
Bonds:			Preferred Stock:
NAIC 1	$26,160	24.3%	P/RP 1
NAIC 2	36,854	34.2%	P/RP 2	$1	0.0%
NAIC 3	3,504	3.3%	P/RP 3
NAIC 4	774	0.7%	P/RP 4
NAIC 5	118	0.1%	P/RP 5
NAIC 6	137	0.1%	P/RP 6	1	0.0%

3.             Assets held in foreign investments as of December 31, 2021, totaled $15,932 million, which represents 14.8% of Total Admitted Assets.

a.           The aggregate foreign investment exposure, categorized by NAIC sovereign designation as of December 31, 2021, is as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1	$14,218	13.2%
Countries designated NAIC 2	1,190	1.1%
Countries designated NAIC 3 or below	524	0.5%

b.          The largest foreign investment exposures in a single country, categorized by the country’s NAIC sovereign designation as of December 31, 2021, are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1
Country: United Kingdom (Great Britain)	$3,523	3.3%
Country: Australia	1,726	1.6%
Countries designated NAIC 2
Country: Mexico	362	0.3%
Country: Peru	234	0.2%
Countries designated NAIC 3 or below
Country: Columbia	138	0.1%
Country: Brazil	82	0.1%

c.           The aggregate unhedged foreign currency exposure as of December 31, 2021, totaled $166 million, which represents 0.2% of Total Admitted Assets.

d.            The aggregate unhedged foreign currency exposure categorized by country’s NAIC sovereign designation as of December 31, 2021 is as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1	$166	0.2%

e.           The largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation as of December 31, 2021 are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1
Country: Switzerland	$61	0.1%
Country: United Kingdom (Great Britain)	44	0.0%

f.               The 10 largest non-sovereign (i.e., non-governmental) foreign issues as of December 31, 2021 are as follows:

			Percentage
			of Total
NAIC Designation	Issuer	(In Millions)	Admitted Assets
1.D FE/1.G FE/2.A FE/2.C FE, Bond	BNP Paribas	$281	0.3%
2.A FE/2.B FE, Bond	Anheuser-Busch Companies Inc	240	0.2%
1.E FE/2.A FE/2.B FE, Bond	Groupe BPCE	194	0.2%
1.F FE/2.B FE/3.A FE, Bond	Barclays Bank PLC	170	0.2%
1.D FE/1.G FE/2.A FE, Bond	Credit Agricole SA/London	165	0.2%
1.D FE/1.G FE/2.A FE, Bond	UBS A.G.	154	0.1%
1.E FE/1.G FE/2.A FE, Bond	Sumitomo Mitsui Banking	148	0.1%
2.B FE/2.C FE, Bond	Societe Generale	145	0.1%
1.F FE/1.G FE/2.A FE/2.B FE, Bond	Mizuho Financial Group Inc	133	0.1%
1.F FE/1.F FE/2.A FE/2.B FE/3.A FE, Bond	Credit Suisse Group	119	0.1%

4.             The aggregate amount and percentage of Total Admitted Assets held in Canadian investments and unhedged Canadian currency exposure are less than 2.5% of Total Admitted Assets as of December 31, 2021.

5.             The aggregate amount and percentage of Total Admitted Assets held in investments with contractual sales restrictions are less than 2.5% of Total Admitted Assets as of December 31, 2021.

6.             The amounts and percentages of Total Admitted Assets held in the largest 10 equity interests as of December 31, 2021 are as follows:

		Percentage
		of Total
Issuer	(In Millions)	Admitted Assets
Pacific Asset Holding LLC	$1,971	1.8%
Pacific Life & Annuity Company	530	0.5%
Pacific Private Equity Opportunities Fund III, L.P.	311	0.3%
Pacific Private Equity Opportunities Fund IV, L.P.	171	0.2%
Pacific Co-Invest Opportunities Fund I L.P.	152	0.1%
Pacific Private Equity Opportunities Fund II, L.P.	122	0.1%
Pacific Private Credit Fund IV. L.P.	121	0.1%
Pacific Private Credit Fund I, L.P.	119	0.1%
Pacific Private Credit Fund III, L.P.	111	0.1%
Pacific Private Credit Fund II, L.P.	77	0.1%

7.             Assets held in nonaffiliated, privately placed equities are less than 2.5% of Total Admitted Assets as of December 31, 2021.

a.   Ten largest fund managers as of December 31, 2021 are as follows:

	Total
	Invested	Diversified
Fund Manager	(In Millions)
Strategic Partners	$121	$121
Stepstone Group	59	59
Montana Capital Partners AG	50	50
Industry Ventures	50	50
Ardian	49	49
Glendower Capital LLP	40	40
Coller International Partners	40	40
Catalyst Investors	34	34
Rocket Internet Capital Partners LUX	32	32
Estancia Capital Partners	30	30

8.             Assets held in general partnership interests are less than 2.5% of Total Admitted Assets as of December 31, 2021.

9.             The amounts and percentages of Total Admitted Assets held in mortgage loans as of December 31, 2021 are as follows:

a.   The 10 largest aggregate mortgage interests sharing the same property or group of properties as of December 31, 2021 are as follows:

		Percentage
		of Total
Type (Residential, Commercial, Agricultural)	(In Millions)	Admitted Assets
Commercial loan	$450	0.4%
Commercial loan	434	0.4%
Commercial loan	404	0.4%
Commercial loan	375	0.3%
Commercial loan	332	0.3%
Commercial loan	332	0.3%
Commercial loan	310	0.3%
Commercial loan	290	0.3%
Commercial loan	284	0.3%
Commercial loan	250	0.2%

10.      The amounts and percentages of Total Admitted Assets held in the following categories of mortgage loans as of December 31, 2021 are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Construction loans	$3,709	3.4%
Restructured mortgage loans	20	0.0%

11.      The aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisals as of December 31, 2021 are as follows:

		Percentage		Percentage		Percentage
		of Total		of Total		of Total
	(In Millions)	Admitted Assets	(In Millions)	Admitted Assets	(In Millions)	Admitted Assets
	Residential:		Commercial:		Agricultural:
Above 95%			$20	0.0%
91% to 95%
81% to 90%
71% to 80%			229	0.2%	$1	0.0%
Below 70%	$239	0.2%	14,502	13.5%	932	0.9%

12.      Assets held in real estate are less than 2.5% of Total Admitted Assets as of December 31, 2021.

13.      Assets held in investments held in mezzanine real estate loans are less than 2.5% of Total Admitted Assets as of December 31, 2021.

14.      The amounts and percentages of Total Admitted Assets subject to the following types of agreements as of December 31, 2021 and each of the preceding three quarters are as follows ($ In Millions):

		Percentage
	December 31,	of Total	As of Each Quarter End
	2021	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
Securities lending agreements	$3,327	3.1%	$2,641	$2,870	$3,515

15.      The amounts and percentages of Total Admitted Assets for warrants not attached to other financial instruments, options, caps, and floors as of December 31, 2021, are as follows ($ In Millions):

		Percentage		Percentage
	December 31,	of Total	December 31,	of Total
	2021	Admitted Assets	2021	Admitted Assets
	Owned:		Written:
Hedging	$1,916	1.8%	($7)	0.0%

16.      The amounts and percentages of Total Admitted Assets of potential exposure for collars, swaps, and forwards as of December 31, 2021 and each of the preceding three quarters are as follows ($ In Millions):

		Percentage
	December 31,	of Total	As of Each Quarter End
	2021	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
Hedging	$201	0.2%	$120	$124	$152

17.      The amounts and percentages of Total Admitted Assets of potential exposure for futures contracts as of December 31, 2021 and each of the preceding three quarters are as follows ($ In Millions):

		Percentage
	December 31,	of Total	As of Each Quarter End
	2021	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
Hedging	$82	0.1%	$53	$62	$73

Pacific Life Insurance Company

S U P P L E M E N T A L  S C H E D U L E  O F  R E I N S U R A N C E  D I S C L O S U R E S

D E C E M B E R  3 1 ,  2 0 2 1

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.           The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, that includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791.

2.           The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk.

3.           The Company does not have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

a.             Provisions that permit the reporting of losses, or settlements to be made, less frequently than quarterly;

b.            Provisions that permit payments due from the reinsurer to not be made in cash within 90 days of the settlement date (unless there is no activity during the period); or

c.             The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

4.           The Company has not reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R.

5.           The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2021 and are accounted for the contract as reinsurance under SAP and as a deposit under GAAP.

6.             The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2021 and accounted for the contract as reinsurance under GAAP and as a deposit under SAP.